UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(6)(2))

☒	Definitive Information Statement

THUNDER MOUNTAIN GOLD INC.

(Name of Registrant as Specified in Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction: $0

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Thunder Mountain Gold Inc.

Dear Shareholder:

We are furnishing the enclosed information statement to the holders of the Class A common stock of Thunder Mountain Gold Inc., a Nevada corporation (“THMG”), in connection with the shareholder approval by written consent of (i) the Optioning by THMG of all of the common stock, including assets and liabilities, primarily related to, or used in, THMG’s wholly-owned subsidiary of South Mountain Mines Inc. referred to in the enclosed information statement as the “BeMetals Corp. Option Agreement ” (the “BMET Option Agreement ”), and including certain consulting arrangements, as described in the enclosed information statement, for THMG’s named executive officers in connection with the BMET Option Agreement, effective following the consummation of the BMET Option Agreement.

Following the completion of the BMET Option Agreement, we will continue to own, explore and advance the Company`s Trout Creek Project in Lander County, Nevada, referred to in this information statement as our “Trout Creek Project”.  The Trout Creek Project is an exploration project that was at one time a joint venture exploration project with Newmont Mining.  We will also continue to look for other resource opportunities in the precious and base metals sectors.

After careful consideration, the transactions described above have been unanimously approved by our board of directors and by the holders of a majority of the voting interests of our issued and outstanding common stock at the time of such approval, acting by written consent in lieu of a meeting. Our board of directors believes the BMET Option Agreement is in the best interest of THMG and its shareholders. Shareholders holding shares of common stock representing a majority of the voting interest of our issued and outstanding common stock have approved each of the transactions by written consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Because the transactions described above have been approved by the unanimous consent of our shareholders, we are providing the accompanying information statement to shareholders of record as of February 28, 2019, the record date for the written consent approving the BMET Option Agreement. The accompanying information statement is for informational purposes only. However, we urge you to read the information statement in its entirety for a more complete description of the transactions referenced above, and the actions taken by our board of directors and the holders of a majority of the voting interests of our issued and outstanding common stock at the time of the approval of the transactions.

THMG expects to consummate the BMET Option Agreement  on or before June 14, 2019, which is a date that is at least 20 days after the first mailing of the accompanying information statement to the holders of our common stock. We intend to first mail or deliver the enclosed information statement to our shareholders on or around May 20, 2019.

We thank you for your continued support of Thunder Mountain Gold, Inc.

By Order of the Board of Directors,
/s/ Eric T. Jones
May 19, 2019	Eric T. Jones, President, CEO and Director

Thunder Mountain Gold, Inc.

11770 W. President Drive, Ste. F

Boise, Idaho  83713

INFORMATION STATEMENT

REGARDING

SHAREHOLDER ACTION TAKEN BY WRITTEN CONSENT

IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are furnishing this information statement to the shareholders of Thunder Mountain Gold Inc., a Nevada corporation (“we,” “us,” “our,” “THMG,” “Company”), to inform you of the adoption of resolutions by written consent of the holders of a majority of the voting interests of our issued and outstanding common stock, approving the following actions:

1.Authorize the Option, including its exercise, by THMG to BeMetals Corp. (TSXV: BMET) (“BeMetals” or the “Company”) and its wholly-owned subsidiaries, to acquire up to a 100% interest in the South Mountain Project (“South Mountain” or the “Project” or the “Property”) in southwest Idaho, U.S.A., through the common stock purchase of the THMG wholly-owned subsidiary – South Mountain Mines Inc., including all of the common stock, assets and liabilities primarily related to, or used in South Mountain Mines Inc., referred to in this information statement as the “SMMI,” in the following transactions:

a.

the sale by THMG of SMMI shares, which is the shares of common stock with a par value US$1.00 per share, in the capital of SMMI, including all of SMMI Assets and Liabilities.  “SMMI Assets" means the following:

(a)the Mining Lease;

(b)any maps, drill core, samples, assays, geological and other technical reports, metallurgical analyses, data in respect of reclamation or restoration work, studies, designs, plans and financial or other records (whether in tangible or electronic form) related to the Property in the possession or under the control of the THMG Parties as at the Execution Date or thereafter acquired by any Party or its Affiliates with respect to the Property; and

(c)any exploration tools, plant, supplies and equipment acquired after the Execution Date for or in connection with the Property by a Party or its Affiliates if the costs of any such acquisition are included in the Expenditures made under this Agreement.

SMMI Liabilities means those liabilities of SMMI outstanding as at the date of this Agreement, comprised of (i) US$1,041,500 of deferred payroll, and (ii) US$241,685 of accrued related party liability.

This information statement is furnished by THMG to shareholders that are entitled to vote on the actions discussed above, but who have not consented to such action, to comply with the requirement of Section 7-107-104 of Nevada Business Corporation Act (the “CBCA”). This information statement has been prepared in compliance with Schedule 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to first mail or deliver this information statement to our shareholders on or around May 10, 2019.

The record dates for shareholders entitled to notice of action taken by written consent by less than unanimous consent of all shareholders entitled to vote upon such action is the close of business on February 28, 2019, which is the date that written consents upon which the actions are being taken were received by THMG. Only shareholders of record at the close of business on February 28, 2019, are entitled to receive a copy of this information statement. As of February 28, 2019, there were 57,633,879 shares of our Class A common stock, par value $0.0001 per share, respectively, outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote for each share held.  There are no preferred shares issued, and there are no other Classes of common stock issued or held.

In accordance with the Nevada Revised Statutes (NRS) Sections 92.300 through 92.500 and THMG’s Amended and Restated Bylaws, approval by written consent of the matters set forth herein requires the affirmative vote of shareholders holding a majority of the voting interests of THMG’s issued and outstanding common stock.

WE URGE YOU TO READ THIS INFORMATION STATEMENT AND THE ATTACHED APPENDICES

Our board of directors unanimously approved the BMET Option Agreement, and the exercise of the Agreement by  BeMetals Corp., after determining that the BMET Option Agreement and the exercise of the Option are in the best interest of THMG and our shareholders.

This information statement is not an offer to purchase or a solicitation of an offer to sell securities, and it is not a substitute for any offer materials that THMG will file with the Securities and Exchange Commission. THMG SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE OPTION AGREEMENT. Copies of these documents will be available for free after they are filed with the Securities and Exchange Commission by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov and on THMG’s website at www.Thundermountaingold.com. THMG intends to use the remainder of the proceeds received from the BMET Option Agreement for general corporate purposes, and to advance other mineral resource properties.

The transactions described in this information statement will not be consummated until at least 20 days after the mailing of this information statement to our shareholders.

The date of this information statement is May 19, 2019.

SUMMARY6

The Companies6

Summary of The BMET Option Agreement8

Option Agreement Consideration8

Financing and Financing Cooperation9

Our Reasons for Entering into the Option Agreement9

Required Shareholder Approval for the Option Agreement9

Share Ownership of THMG Directors and Executive Officers9

Conditions to Exercise of the Option Agreement10

THMG is Prohibited from Soliciting Other Offers10

Termination of the Option Agreement11

Regulatory and Other Governmental Approvals11

Material United States Federal Income Tax Consequences11

Accounting Treatment12

Dissenters Rights12

Markets and Market Prices of Our Common Stock12

Risk Factors13

Selected Historical Financial and Other Data of BeMetals Corp.13

Selected Historical Financial and Other Data of THMG16

RISK FACTORS19

Risk Factors Relating to the Option Agreement19

Risk Factors Relating to THMG19

Risk Factors Relating to BMET20

Additional Funding Requirements20

Exploration and Mining Risks20

Future Profits/Losses and Production Revenues/Expenses21

Other Factors22

Risks Related to the Exercise of the Option22

CAUTIONARY STATEMENT REGARDIG FORWARD-LOOKING STATEMENTS23

THE PARTIES TO THE OPTION AGREEMENT23

Thunder Mountain Gold Inc.23

BeMetals Corp.24

THE OPTION AGREEMENT24

Structure of the Option Agreement24

Background of the Option Agreement25

THMG’s Reasons for the Option Agreement26

Opinion of THMG’s Financial Advisor27

Certain THMG Financing Forecasts27

Conduct of Business Pending Exercise of the Option Agreement27

Financing and Financing Cooperation29

Interests of our Officers and Directors in the Option Agreement29

Management Arrangements29

Material United States Federal Income Tax Consequences30

Accounting Treatment30

Written Consent - Voting Support Agreement31

Dissenters’ Rights31

THE OPTION AGREEMENT IF EXERCISED33

General33

Consideration for Exercise of the Option Agreement34

Conditions for Exercise of the Option Agreement34

Closing of Option Agreement if Exercised35

Representations and Warranties36

THMG Parties Representations and Warranties37

THMG Representations37

The Property and Related Matters39

Compliance with Applicable Law41

TMRI Shares41

SMMI Shares41

No Indebtedness, Security or Claims42

Absence of Investments or Agreements42

Assets42

Corporate Records/Books and Records43

Tax and Tax Returns43

OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease43

Other Agreements44

Additional U.S. Securities Matters44

Accuracy of Information45

SMMI Financial Statements45

Absence of Certain Events45

Employees and Employee Benefits46

Insurance47

No Broker47

Solvency47

THMG Shareholder Approvals47

When THMG Warranties Given47

BMET Parties Representations and Warranties47

When BMET Warranties Given49

Covenants and Agreements50

General50

Encumbrances50

Grant of Surface Rights50

No Transfer of Property or Assets51

No Transfer of Shares or Control51

No Dividends or Distributions52

Conduct of Business52

SMMI Financial Statements52

OGT Operating Agreement53

Indemnification53

Indemnification and Third-Party Claims53

THMG Board of Directors Following the Exercise of the Option Agreement54

Conduct of Business Subsequent to Exercise of the Option Agreement57

Effect of the Exercise of the Option Agreement on THMG Stock57

Fees and Expenses of Exercise of the Option Agreement58

U.S. Federal Securities Law Treatment of the Issuance of BMET Common Stock58

Canadian Securities Law Treatment of the Issuance of BMET Common Stock59

Status of THMG Upon Exercise of the Option Agreement - Conduct of Business59

Termination59

Effect of Termination60

Termination Fees and Expenses61

Extension and Waiver61

Material U.S. Federal Income Tax Consequences to U.S. Holders of Common Stock if the

Option Agreement is Exercised61

Regulatory Approvals61

Other Covenants and Agreements - Post Closing Covenants61

Amendment and Modification62

Governing Law / Jurisdiction62

Remedies63

VOTING SUPPORT AGREEMENT63

INFORMATION REGARDING THMG63

THMG Operations63

Legal Proceedings with BMET64

Management’s Discussion and Analysis of Financial Condition and Results of Operations64

Plan of Operation:64

Results of Operations:65

Liquidity and Capital Resources:65

Off-Balance Sheet Arrangements67

Changes or Disagreements with Accountants67

Quantitative and Qualitative Disclosures about Market Risk67

Employees68

Management68

Conflict of Interest68

Family Relationships68

Involvement in Certain Legal Proceedings69

Board Committees69

Security Ownership of Certain Beneficial Owners and Management and Related

Shareholder Matters70

Market Price of our Common Stock and Dividend Information70

Certain Relationships and Related Transactions71

Executive Compensation72

Employment Contracts and Termination of Employment or Change of Control73

WHERE YOU CAN FIND MORE INFORMATION73

Appendix A – BeMetals Option Agreement74

Appendix B - Sections 92A.300  through 92A.500 of the Nevada Revised Statutes187

Appendix C - Voting Support Agreement196

Appendix D - Fairness Opinion of Evans and Evans202

Appendix E - Thunder Mountain Gold Inc. 2018 10K222

SUMMARY

The following is a summary of certain information contained elsewhere in this information statement or in its appendices. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this information statement and in the attached appendices. You should review this information statement and the appendices to it so that you can gain a more complete understanding of the approved transactions.

The Companies

Thunder Mountain Gold, Inc.

Thunder Mountain Gold Inc., known in this information statement as “we,” “us,” “our,” , “Company”, or “THMG,” is a publicly traded Nevada corporation, whose shares of Class A common stock are traded in the U.S. on the OTCQB under the symbol “THMG”, and in Canada on the Toronto Stock Exchange – Venture Exchange (TSX-V) under the symbol “THM”.

The Company was originally incorporated under the laws of the State of Idaho on November 9, 1935, under the name of Montgomery Mines, Inc. In April 1978 controlling interest in the Montgomery Mines Corporation was obtained by a group of the Thunder Mountain property holders who then changed the corporate name to Thunder Mountain Gold, Inc. with the primary goal to further develop their holdings in the Thunder Mountain Mining District, Valley County, Idaho.

The Company moved its situs from Idaho to Nevada, but maintains its corporate offices in Garden City, Idaho. On December 10, 2007, articles of incorporation were filed with the Secretary of State in Nevada for Thunder Mountain Gold, Inc., a Nevada Corporation.  The Directors of Thunder Mountain Gold, Inc. (Nevada) were the same as for Thunder Mountain Gold, Inc. (Idaho).

On January 25, 2008, the shareholders approved the merger of Thunder Mountain Gold, Inc. (Idaho) with Thunder Mountain Gold, Inc. (Nevada), which was completed by a share for share exchange of common stock. The terms of the merger were such that the Nevada Corporation was the surviving entity.  The number of authorized shares for the Nevada Corporation is 200,000,000 shares of common stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001 per share.

The Company is structured as follows: The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation (“TMRI”). Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc., an Idaho Corporation (“SMMI”). South Mountain Mines, Inc. owns 75% of Owyhee Gold Territory, LLC (“OGT”).

We have no patents, licenses, franchises or concessions which are considered by the Company to be of importance. The business is not of a seasonal nature. Since the potential products are traded in the open market, we have no control over the competitive conditions in the industry. There is no backlog of orders.

There are numerous Federal and State laws and regulation related to environmental protection, which have direct application to mining and milling activities. The more significant of these laws deal with mined land reclamation and wastewater discharge from mines and milling operations. We do not believe that these laws and regulations as presently enacted will have a direct material adverse effect on our operations.

On May 21, 2007, the Company filed Articles of Incorporation with the Secretary of State in Nevada for Thunder Mountain Resources, Inc., a wholly-owned subsidiary of Thunder Mountain Gold, Inc.  The financial information for the new subsidiary is included in the consolidated financial statements.

On September 27, 2007, Thunder Mountain Resources, Inc., a wholly-owned subsidiary of Thunder Mountain Gold, Inc., completed the purchase of all the outstanding stock of South Mountain Mines, Inc., an Idaho corporation.  On November 8, 2012, South Mountain Mines, Inc., (“SMMI”) a wholly owned subsidiary of Thunder Mountain Resources, Inc., which in turn is a wholly owned subsidiary of the Company, and Idaho State Gold Company II LLC (“ISGC”) formed Owyhee Gold Territory LLC (“OGT”) (aka Owyhee Gold Trust, LLC) a limited liability company (LLC).

On November 4, 2016, the Company entered into a Settlement Agreement between ISGC II and, SMMI.  This Settlement was judicially-ratified on November 9, 2016.  SMMI is the Manager and controlling Member and has 75% ownership in the OGT with ISGC II retaining 25% ownership, with a capped at $5 million net returns royalty, with SMMI maintaining total management control over the Project.

The South Mountain Property consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims.

The mailing address and telephone number of our principal executive office are:

Thunder Mountain Gold Inc.

11770 W. President Drive, Suite F

Boise, Idaho  83713

Tel: (208) 658-1037

We file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission. These reports, any amendments to these reports, proxy and information statements and certain other documents we file with the Securities and Exchange Commission are available through the Securities and Exchange Commission’s website at www.sec.gov or free of charge on our website as soon as reasonably practicable after we file the documents with the Securities and Exchange Commission. The public may also read and copy these reports and any other materials we file with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1 (800) SEC-0330.

BeMetals Corp.

BeMetals Corp. (“BeMetals”) is a base metals exploration and development company, driving its growth strategy towards the goal of becoming a significant base metal producer through the acquisition of quality exploration, development and production stage projects.  Currently BeMetals is advancing the exploration of its Pangeni Copper Project in Zambia and has entered into an option agreement to acquire a 100% interest in the advanced stage, high-grade zinc-silver South Mountain Project in southwest Idaho, USA.  The option agreement is subject to a number of approvals, including TSX Venture Exchange approval.

The Pangeni Copper Project is located on the western extension of the Zambian Copperbelt; Zambia is in one of Africa’s most stable jurisdictions and has a long history of copper and cobalt production with numerous mining and smelting operations and the Zambian Copperbelt has been identified by a number of major international mining companies to be prospective for the discovery of tier one copper mines.

BeMetals founding directors include Clive Johnson, Roger Richer, Tom Garagan and John Wilton.  The Company’s growth strategy is led by a strong team who have an extensive record in delivering value in the mining sector through the discovery, construction and operation of mines around the world. As at December 31, 2018, BeMetals had working capital $310,111, total assets of $3,840,480 and recently announced an equity financing for gross proceeds of up to C$6,250,000, which is expected to close in May 2019.

BeMetals USA Corp. is a wholly-owned company of BeMetals Corp., and a company existing under the laws of Delaware.

BeMetals’s registered office is located at Suite 3123 - 595 Burrard Street, PO Box 49139 Three Bentall Centre, Vancouver, British Columbia V7X 1J5, and its telephone number is (604) 609-6141. BeMetals common stock is listed on the TSXV, trading under the symbol “BMET”.

Summary of The BMET Option Agreement

The BMET Option Agreement. THMG has agreed to enter into an option to sell all of THMG’s ownership interest in its wholly-owned subsidiary - South Mountain Mines Inc., including all of the assets and liabilities primarily related to, or used in South Mountain Mines Inc., including all of the shares in SMMI owned by THMG. Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years, upon certain conditions extendable to three years, with BeMetals required to issue a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. Upon Tranche 2, BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI, and BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $1,100,000 over the 24 months of the Option Agreement. The first Tranche of $100,000 has been paid to the Company. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time; and the greater of either $10 million, or 20% the net present value of the South Mountain Project as calculated in a PEA that BeMetals is required to produce.

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.  There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed.

Option Agreement Consideration

The total consideration, should the BeMetals Option Agreement be fully exercised, for the purchase and sale of the common stock in South Mountain Mines Inc. is $850,000 in cash, plus a $250,000 private placement, with 3 years of payments of $25,000 per month for THMG salary reimbursement, and a minimum of 10 million shares of BMET stock, with a maximum consideration purchase price amount equal to the lesser of 50% of the market capitalization of BeMetals at the time, and the greater of either

$10 million; or 20% the net present value of the South Mountain Project as calculated in a PEA, subject to closing adjustments.

Financing and Financing Cooperation

Scope and Scale of Process. Thunder Mountain Gold, with the assistance and direction of their Special Committee of the Board, conducted an exhaustive due diligence process with respect to capitalizing SMMI and the project.  This sale process included reviewing 4 potential offers, executing non-disclosure Agreements with 6 potential strategic companies, holding meetings and site visits with 4 of the potential purchasers and receiving initial bids from four potential partners. Once the board of directors determined that an option agreement was the right course for financing, it was the board of director’s view that the BeMetals proposal, as compared to the other proposals received for SMMI, was far and away the most favorable alternative available to Thunder Mountain Gold, including the other acquisition proposals submitted for SMMI.

Our Reasons for Entering into the Option Agreement

Our board of directors considered a number of factors before deciding to enter into the BeMetals Option Agreement, including among other things: potential increase in shareholder value; the overall state of the financial markets and metals markets; the challenges of executing THMG’s long-term business strategy; the opinion provided by THMG’s financial advisor as to the fairness to THMG of the aggregate consideration to be received by THMG from BMET USA from a financial point of view; the extensive bidding and other partnership opportunities developed during the search for financing with respect to SMMI that led to entering into the BeMetals Option Agreement; the expected operating loss carryforward tax assets that will be available to offset all, or a substantial portion of the gain realized by THMG in connection with the BMET Option Agreement; the high likelihood of consummation; the terms and conditions of the BeMetals Option Agreement and the BeMetals Option Agreement ; the strategic and financial benefits the BMET Option Agreement  is expected to provide to THMG; the future business prospects of the South Mountain Project, and developing it independently or as a joint venture; and potentially negative factors concerning the BMET Option Agreement.

Required Shareholder Approval for the Option Agreement

THMG Shareholder Approval will be satisfied and obtained if, in accordance with applicable corporate law, either: (i) THMG obtains the written consent of the holders of more than 50% of the voting rights attributable to the outstanding THMG Shares; or (ii) THMG obtains the approval of at least 50% of the votes cast by holders of the THMG Shares entitled to vote at such meeting.

Share Ownership of THMG Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s common stock as of December 31, 2018, by:

•the Company’s named executive officers;

•the Company’s directors;

•all of the Company’s executive officers and directors as a group; and each person who is known to beneficially own more than 5% of the Company’s issued and outstanding shares of common stock.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Class(1)	Amount Stock Option Ownership	Percent of Stock Options
Directors and Executive Officers
E. James Collord – VP/COO/Dir	2,260,705(2)(3)	3.96%	650,000	17.52%
Eric T. Jones – President/CEO/Dir	2,330,000(2)	4.08%	650,000	17.52%
Paul Beckman - Dir	9,825,000(4)	17.19%	-	0.00%
Doug Glaspey - Dir	150,000(2)	0.26%	295,000	7.95%
Larry D. Kornze - Dir	-	-	280,000	7.55%
James A. Sabala - Dir	-	-	250,000	6.74%
Joseph H. Baird - Dir	2,000,000(2)	3.50%	400,000	10.78%
Ralph Noyes - Dir	-	-	400,000	10.78%
Larry Thackery - CFO	290,000(2)	0.51%	200,000	5.39%
All current executive officers and directors as a group	16,855,705	29.50%	3,125,000	84.23%

(1) Based on 57,633,879 shares of common stock issued and outstanding as of December 31, 2018.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord’s son, Jerritt Collord.

(4) Includes 5,000,000 shares held in P & F Development, a Private Company.

As of December 31, 2018, the number of shares of common stock that can be sold by officers, directors, principal shareholders, and others pursuant to Rule 144 was 57,645,579. As a condition to our listing on the TSX-V in 2010, our officers and directors were required to deposit their common stock totaling 4,799,239 shares, into an escrow account with Computershare Investor Services, Inc. Those escrowed shares were subject to the TSX-V’s Tier 1 escrow requirement at that time. Those requirements provide for an 18-month escrow release mechanism with 25% of the escrowed securities being released on September 24, 2010 (the date our common shares commenced trading on the TSX-V), and 25% of the escrowed securities to be released every 6 months thereafter.  As of December 31, 2018, all of the escrowed shares have been released back to the officers and directors.

Conditions to Exercise of the Option Agreement

The term of the agreement is for two years, upon certain conditions extendable to three years, with BeMetals required to issue a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. Upon Tranche 2, BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI, and BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $1,100,000 over the 24 months of the Option Agreement. The first Tranche of $100,000 has been paid to the Company. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.  A detailed list of the Conditions Precedent can be viewed in Appendix A.

THMG is Prohibited from Soliciting Other Offers

During the BMET Share Restriction Period associated with the consideration shares, each of THMG and TMRI agrees that neither it nor any of its Affiliates shall directly or indirectly, in any manner, without the prior express written consent of BMET acquire, offer to acquire or agree to acquire, by purchase or otherwise, individually or "jointly or in concert" with any other person (as that expression is used in the

Securities Act (British Columbia), any securities of BMET (including securities convertible into or exchangeable into securities of BMET) other than the BMET Consideration Shares (except for a transfer of the BMET Consideration Shares from TMRI to THMG); or make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person or entity with respect to the voting of, any voting securities of BMET; or engage in any discussions or negotiations with, enter into any agreement or submit a proposal for, or offer to acquire or announce an intention to offer to acquire or assist, advise or encourage any other person or entity to effect (with or without conditions) a take-over bid, tender or exchange offer involving BMET or any of its Affiliates or any subsidiary of any of them; or otherwise act alone or jointly or in concert with others in connection with any of the foregoing.

Termination of the Option Agreement

The Option Agreement shall automatically terminate on the first to occur of: at any time upon the written agreement of BMET, THMG and the Securityholder; the Ending Time; and the date, if any, that the Option Agreement is terminated in accordance with its terms. Upon termination of this Agreement in accordance with this Section 8 of the Agreement, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of any covenant, agreement or obligation hereunder, or a misrepresentation in this Agreement arising prior to termination.

Regulatory and Other Governmental Approvals

THMG shall obtain all requisite regulatory and governmental approvals of the transaction contemplated hereunder as required by the TSXV and United States SEC, along with all applicable Charter Documents and corporate and other applicable Laws.  THMG shall use commercially reasonable efforts to obtain all requisite shareholder approvals of this Agreement and the transactions contemplated hereunder as required by the TSXV and SEC as well as under all applicable Charter Documents and corporate and other applicable Laws. THMG will make all necessary public disclosures and filings in the manner required by applicable Laws, and such approvals shall have become effective following any applicable waiting periods established by the requisite regulatory and governmental agencies.

Material United States Federal Income Tax Consequences

The Company is solely responsible for determining the tax consequences to it and its Affiliates of this Agreement and the transaction contemplated thereby, including its acquisition or disposition of the BMET Consideration Shares; without limiting the foregoing, no representation or warranty is made by BMET regarding whether BMET has been or will be a "passive foreign investment company" for U.S. federal tax purposes. As a result of the sale of the common stock of SMMI, and Acquired Assets pursuant to the BeMetals Option Agreement, we will realize (and be required to recognize taxable) gain or loss, which will be determined on an asset-by-asset basis based upon the amount of taxable consideration (including purchase price minus certain liabilities assumed by the SMMI Purchaser) allocated to SMMI Acquired Asset. As of December 31, 2018, the Company has approximately $7.2 million of federal and state net operating loss carryforwards, approximately $6.7 million of which will expire between 2028 through 2036.  The remaining balance of approximately $0.5 million will never expire but whose utilization is limited to 80% of taxable income in any future year.

Unaudited Pro Forma Condensed Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2020 and 2019, does not address all aspects of U.S. federal income taxes that may be relevant to the proposed transaction. For example, the Tax Discussion does not address revenue recognition of the Long-term investments of BeMetals Securities.  The permanency of this investment for tax treatment, has not been analyzed, and the fluctuation with the market value of the stock.  It is premature currently, to assume that the Unaudited Pro Forma Statement of Cash Flows equates to net tax cash flow. Management feels it has the flexibility at this point and any near-term impact to be shielded from tax liabilities, by Net Operating Losses, Deferred tax assets, and possibly valuation allowance.

Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the BMET Option Agreement.

Accounting Treatment

On February 27, 2019, Thunder Mountain Gold, Inc. entered into a Lease Option Agreement with BeMetals Corp.  Under the terms of the Lease Option Agreement, BeMetals Corp. will be entitled to purchase 100% of the issued and outstanding shares of South Mountain Mines, Inc. (SMMI) from Thunder Mountain Resources, Inc. (TMRI), both wholly owned subsidiaries of THMG. Because the Lease Option Agreement is related to the exploration of base metals, it does not fall within the scope of Accounting Standards Codification (ASC) 842-10-15-1(b). Therefore, on a consolidated basis, THMG will apply the option payments as an offset to the carrying value of the mineral property of South Mountain project, and once the asset is reduced to zero SMMI would recognize any residual value as income.

During the term of this Agreement, BeMetals Corp. shall reimburse SMMI for all reasonable and proper expenses incurred in providing the Management Services, provided that such expenses were directed and/or approved by the Technical Committee prior to being incurred.  BeMetals Corp. shall be responsible for all fees and expenses of the PEA Author in completing the PEA.

THMG will recognize a gain for the excess of the purchase price received over the net book value of SMMI sold, net of the utilization of available net operating losses. THMG currently carries a full valuation allowance on its deferred tax assets.

Dissenters Rights

Pursuant to Nevada Revised Statute (“NRS”) Section 78.3793 unless otherwise provided in the articles of incorporation or the bylaws of the issuing corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person, if the control shares are accorded full voting rights pursuant to NRS 78.378 to 78.3793, inclusive, and the acquiring person has acquired control shares with a majority or more of all the voting power, any stockholder, as that term is defined in NRS 92A.325, other than the acquiring person, whose shares are not voted in favor of authorizing voting rights for the control shares may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of his or her shares.

For a more complete discussion of rights of dissenting Thunder Mountain shareholders, see “THE OPTION Agreement / Dissenters’ Rights” beginning on page 33, and review “Appendix B / Sections 92A.300 to 92A.500 of the Nevada Revised Statutes” in the appendices of this Notice.

Markets and Market Prices of Our Common Stock

Our common stock is traded on the over-the-counter bulletin board (OTCQB) market regulated by the Financial Industry Regulatory Authority (FINRA) under the symbol “THMG”. The OTCQB quotations do not reflect inter-dealer prices, retail mark-ups, commissions or actual transactions.  Our stock currently trades at $0.08 per share. Our 52-week trading range is $0.035 to $0.21 per share.

On September 24, 2010, the Company’s common stock also began trading on the Toronto Stock Exchange Venture Exchange (“TSX-V”) in Canada and is quoted under the trading symbol “THM”.  Our last trade on the TSX-V was Cdn $0.165 per share, with a 52-week range of Cdn $0.14 to Cdn $0.245 per share.

As of December 31, 2018, there were approximately 1,509 shareholders of record of the Company’s common stock, with an unknown number of additional shareholders who hold shares through brokerage firms.

Our independent stock transfer agent in the United States is Computershare Shareholder Services, located at 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129. In Canada, our Agent is Computershare, TORU - Toronto, University Ave, 100 University Ave, 8th Floor, Toronto, ON M5J 2Y1, CANADA

No dividends were paid by the Registrant in 2018 or 2017, and the Company has no plans to pay a dividend in the foreseeable future. Dividends undertaken by the Company are solely at the discretion of the Board of Directors.

Risk Factors

A number of risk factors were considered by the Company in evaluating the BeMetals Option Agreement.  A variety of risks and other potentially negative factors concerning the BMET Option Agreement, including, among others, the following factors: The BeMetals Option Agreement may be adversely affected by exploration results, or adversely affected by metals price volatility causing us to cease exploration efforts.  Consideration to be received by the Company is highly contingent upon future events; costs incurred in connection with the Option Agreement, including transaction expenses; the risk of diverting management focus, employee attention and resources from other strategic opportunities and from operational matters, or other potential deals, while working to complete the BMET Option Agreement; the provisions of the BeMetals Option Agreement placing restrictions on the consideration shares of BeMetals until the restriction period of the BMET shares expires; early termination of the BeMetals Option Agreement by either party to the Agreement; and the risk to the Company of not entering into the Option Agreement.

Selected Historical Financial and Other Data of BeMetals Corp.

BeMetals Corp. is a base metals exploration and development company. The Company recently signed an option agreement, with Thunder Mountain Gold Inc. (“Thunder Mountain”), to acquire up to 100% interest in the South Mountain zinc-silver focused polymetallic development project (the “South Mountain Project”) in southwest Idaho. BeMetals also has rights to acquire up to a 72% interest in the Pangeni copper project in the Zambian Copperbelt (see ‘Pangeni Copper Project’ below) The Company’s corporate strategy is to progress both the South Mountain Project and Pangeni Copper Project and evaluate other, high quality, potential base metal projects for acquisition with the goal of becoming a significant base metals producer.

In July 2018, the Company launched on the TSX Venture Exchange (“TSX-V”) under the symbol ‘BMET’ after completing its Qualifying Transaction related to the Pangeni Copper Project. In connection with the Qualifying Transaction, the Company raised gross proceeds of $2,240,000 through a private placement of 11,200,000 common shares at a price of $0.20 per share. Following the Qualifying Transaction, the Board of Directors remains comprised of John Wilton (President and CEO), Clive Johnson, Roger Richer, Tom Garagan, and Kristen Reinertson (CFO & Corporate Secretary) and have been joined by Derek Iwanaka as Vice-President of Investor Relations and Corporate Development in October 2018.

In September 2018, Dr. Richard Sillitoe joined the BeMetals team as a strategic and technical advisor. Dr. Sillitoe is one of the world’s foremost economic geological experts on base metal and other deposits. He provides additional valuable insight and technical recommendations to senior management and the board, key members of which have an extensive, proven track record in delivering considerable value in the mining sector, for the Company’s current and potential future projects.

In February 2019, the Company entered into an option agreement (the "South Mountain Agreement") with Thunder Mountain Gold, Inc. ("Thunder Mountain") and certain of its wholly-owned subsidiaries, to acquire up to a 100% interest in the South Mountain Project which the Company believes has the potential to become a high-grade zinc-silver polymetallic mine, subject to successful completion of resource expansion studies and final permitting. This agreement and acquisition remain subject to approval by the TSX-V.

In April 2019, the Company announced a non-brokered private placement offering of up to 20,000,000 units at a price of $0.25 per unit for aggregate gross proceeds of up to $5,000,000. The private placement is expected to close in the second quarter of 2019.

In January 2019, the Company announced further encouraging copper geochemical results from its Phase 2 aircore drilling program on the Pangeni Copper Project in Zambia. Highlights of this included; the newly identified H1 target, the highest tenor aircore sample returned to date of 1,268 ppm copper at the D2 target, and an independent accredited laboratory confirmation of field geochemical results, from a Desktop XRF analyser (“pXRF”), through analysis of a representative set of samples. The Phase 2 program generated H1 target, is in a compelling geological setting below the thin Kalahari sand, near the contact between basement units and interpreted Katangan stratigraphy. This geological setting is known to host many of the significant copper deposits in the world class Zambian Copperbelt.

The Phase 2 program confirmed and built upon the Company’s Phase 1 results announced in November 2018 that provided several copper anomalies below relatively thin Kalahari sand cover units.

The combined Phase 1 & 2 aircore program show the efficient nature of this exploration approach to the initial testing of the Pangeni Project, the thin to moderate thickness of the Kalahari cover units, and the critical identification of copper anomalies below the cover units. The Company, with its strong technical and local optionees on this project, Copper Cross Zambia and Pangeni Mineral Resources Limited, has designed and implemented its exploration work with the objective to identify tier one scale deposits.

Selected Annual Information

	Year ended December 31, 2018	Year ended December 31, 2017	Eleven-month period ended December 31, 2016
Total assets	$ 3,840,480	$ 148,999	$ 495,758
Loss and comprehensive loss	$ (1,009,804)	$ (1,787,790)	$ (249,825)
Basic and diluted loss per share	$ (0.02)	$ (0.03)	$ (0.01)

Summary of Quarterly Results

	Three months ended December 31, 2018	Three months ended September 30, 2018	Three months ended June 30, 2018	Three months ended March 31, 2018
Revenue	$ -	$ -	$ -	$ -
Loss and comprehensive loss	(417,034)	(99,801)	(317,885)	(175,084)
Basic and diluted loss per share	(0.01)	(0.00)	(0.01)	(0.00)

	Three months ended December 31, 2017	Three months ended September 30, 2017	Three months ended June 30, 2017	Three months ended March 31, 2017
Revenue	$ -	$ -	$ -	$ -
Loss and comprehensive loss	(81,099)	(38,118)	(1,157,423)	(511,150)
Basic and diluted loss per share	(0.00)	(0.00)	(0.02)	(0.01)

The increase in loss and comprehensive loss for the three months ended December 31, 2018, was primarily the result of foreign exchange loss and share-based compensation. The increase in loss and comprehensive loss for the three months ended June 30, 2018, and March 31, 2018, was primarily the result of share-based compensation. The increase in loss and comprehensive loss for the three months ended June 30, 2017, and March 31, 2017, was primarily the result of increased consulting expenses and legal fees relating to the contemplated project in Europe, which did not proceed.

Summary of capitalized expenditures

The following table summarizes the exploration costs and advances associated with the Pangeni Copper Project as at December 31, 2018:

Pangeni Copper Project
Balance July 1, 2018	$ -
Camp supplies	69,908
Consulting & wages	163,655
Drilling	582,613
Licenses/Permitting	69,840
Travel	15,658
Balance December 31, 2018	901,674
Advances unspent at December 31, 2018	32,196
Balance December 31, 2018	$ 933,870

Overall Performance and Results of Operations

Total assets increased to $3,840,480 at December 31, 2018, from $148,999 at December 31, 2017. The most significant assets at December 31, 2018, were cash of $342,849 (December 31, 2017: $105,869) and exploration and evaluation assets of $3,456,132 (December 31, 2017: $nil).  The increase in cash was due to $2,143,609 in proceeds on issuance of common shares pursuant to an equity financing, net of share issuance costs, $821,627 used in operating activities and $1,056,252 used in investing activities for acquisition and exploration of the Pangeni Copper Project.

Year ended December 31, 2018 and 2017

Loss and comprehensive loss for the year ended December 31, 2018, decreased by $777,986 from $1,787,790 for the year ended December 31, 2017, to $1,009,804 for the year ended December 31, 2018. The decrease in loss and comprehensive loss is largely due to:

•A decrease of $549,225 in consulting fees. Consulting fees were $120,000 for the year ended December 31, 2018, compared to $669,225 for the year ended December 31, 2017. This was due to higher consulting fees in the prior period, mainly as a result of due diligence costs relating to a contemplated project in Europe.

•A decrease of $810,997 in professional fees. Professional fees were $204,693 for the year ended December 31, 2018, compared to $1,015,690 for the year ended December 31, 2017.

This was due to higher professional fees in the prior period, mainly as a result of legal fees relating to a contemplated project in Europe.

The decrease in loss and comprehensive loss was partially offset by:

•An increase of $227,165 in management fees. Management fees were $227,165 for the year ended December 31, 2018, compared to $nil for the year ended December 31, 2017. In connection with completion of the Company’s Qualifying Transaction, the Company increased its management team, resulting in an increase in compensation.

•An increase of $297,082 in share-based compensation. Share-based compensation was $297,082 for the year ended December 31, 2018, which was the fair value of options vested during the period, as compared to $nil for the year ended December 31, 2017.

Other expenses during the year ended December 31, 2018, included foreign exchange loss of $58,799 (2017: foreign exchange gain of $2,483).

Liquidity and Capital Resources

As at December 31, 2018, the Company had working capital of $310,111. The Company does not currently have a recurring source of revenue.  In July 2018, the Company closed an equity financing for gross proceeds of $2,240,000 (the “2018 Financing”). The Company will need to raise additional funds within the next twelve months to meet its commitments and growth strategy. In April 2019, the Company announced a non-brokered private placement offering of up to 20,000,000 units at a price of $0.25 per unit for aggregate gross proceeds of up to $5,000,000.

Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms that are acceptable to the Company. The uncertainty of the Company’s success in raising additional capital funding casts significant doubt on the Company’s ability to continue as a going concern.

The Company has no bank debt or banking credit facilities in place.

Outlook

The Company is diligently working to complete the South Mountain Project transaction to begin its planned underground drilling exploration program immediately thereafter. The Company is completing detailed planning work to design the optimum drilling layout utilizing the current underground development for drill platforms. This underground core drilling will be targeted at indicating the potential to expand the current high-grade zinc/silver, polymetallic resource. The work plan may also include appropriate initial metallurgical testing of the mineralization.

In addition, the Company continues to move forward the Pangeni Copper Project with an initial core drilling program planned for the start of the 2019 field season. This work plan will be designed by the Company in partnership with the other stakeholders in the Pangeni Copper Project – Copper Cross Zambia Limited and Pangeni Mineral Resources Limited.

Selected Historical Financial and Other Data of THMG

Thunder Mountain Gold Inc. is a junior exploration company founded in 1935 and owns interests in base and precious metals projects in the western U.S. Thunder Mountain’s principal asset is The South Mountain Mine, an historic former producer of zinc, silver, gold, lead, and copper, located on private land in southern Idaho, just north of the Nevada border.  The Company also owns 100% of the Trout Creek Project – a grass roots gold target in the Eureka-Battle Mountain trend of central Nevada.

The Company, including its subsidiaries, owns rights to claims and properties in the mining areas of Nevada and Idaho, which includes its South Mountain Property in Idaho, and its Trout Creek Property in Nevada.

The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation. Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc. (SMMI), an Idaho Corporation., Inc. Thunder Mountain Resources, Inc. completed the direct purchase of 100% ownership of South Mountain Mines, Inc. on September 27, 2007, which consisted of 17 patented mining claims (approximately 327 acres) located in Owyhee County in southwestern Idaho.   After the purchase, Thunder Mountain Resources staked 21 unpatented lode mining claims and obtained mineral leases on 545 acres of adjoining private ranch land.

The current land package at South Mountain consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims. All holdings are in the South Mountain Mining District, Owyhee County, Idaho.

The Company recognized no revenues and had no production for the year ending December 31, 2018. Total operating expenses for the year ended December 31, 2018 of $607,793 decreased from the same respective time frame ending 2017 by $80,403 or 12%. Exploration expenses for the twelve months ended December 31, 2018 increased by $12,747 when compared to same period in 2017. This increase can be attributed to the engagement of Hard Rock Consulting LLC to update the NI 43-101. Legal and accounting costs increased from the same period in 2017 by $54,409 for a total of $117,802.  The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the period ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017. Management and administrative expense decreased by $124,712 or 35% mostly due to stock options compensation of $53,557 issued to our directors in March 2017 and the discontinued deferred salaries.

The consolidated financial statements for the year ended December 31, 2018 have been prepared under the assumption that we will continue as a going concern. Such assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements for the period ended December 31, 2018, we did not have sufficient cash reserves to cover normal operating expenditures for the following 12 months.

The liquidity of the Company was enhanced on February 27, 2019, when the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals. Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement, for total cash payments to the Company of $1,100,000, in addition to the private placement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

The first payment of $100,000 under the BeMetals Option Agreement was received by the Company on March 1, 2019. BeMetals Corp. will purchase the 2.5 million THMG shares in a private placement upon the Companies completing certain conditions related to the option agreement.  The overall consideration to THMG and its shareholders will be an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time of option exercise, and the greater of either $10 million; or 20% the net present value of the South Mountain Project as calculated in a PEA

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.  BMET trades on the TSX-V under the ticker symbol BMET.

Potential additional sources of cash, or relief of demand for cash, include additional external debt, the sale of shares of our stock, or alternative methods such as mergers or sale of our assets. No assurances can be given, however, that we will be able to obtain any of these potential sources of cash. We currently require additional cash funding from outside sources to sustain existing operations and to meet current obligations and ongoing capital requirements.

Our plans for the long-term continuation as a going concern include financing our future operations through sales of our common stock and/or debt and the eventual profitable exploitation of our mining properties. Our plans may also, at some future point, include the formation of mining joint ventures with senior mining company partners on specific mineral properties whereby the joint venture partner would provide the necessary financing in return for equity in the property.

In addition to the BeMetals Corp. option agreement, we believe that the Company will be able to meet its financial obligations by the following:

•March 7, 2019, we had $15,669 cash in our bank accounts.

•Management and the Board have not undertaken plans or commitments that exceed the cash available to the Company beyond December 31, 2018.  We do not include in this consideration any additional investment funds mentioned below. Management is committed to manage expenses of all types to not exceed the on-hand cash resources of the Company at any point in time, now or in the future.

The Company will also consider other sources of funding, including potential mergers and/or additional farm-out of its other exploration property.

For the year ended December 31, 2018, net cash used for operating activities was $280,323, consisting of net loss of $632,687 reduced by non-cash expenses and changes in current assets and current liabilities. Cash provided by financing activities for year ended December 31, 2018 totaled $247,579 principally from the sale of our common stock.

RISK FACTORS

Risk Factors Relating to the Option Agreement

The BeMetals Option Agreement may be adversely affected by exploration results, or adversely affected by metals price volatility causing us to cease exploration efforts.  Consideration to be received by the Company is highly contingent upon future events.

There is no guarantee that the BeMetals Option Agreement will be exercised. This Agreement, and associated payments to the Company, are a contingent consideration, and may be terminated at any time by BeMetals during the Option period.  The completion and exercise of the BeMetals Option Agreement is affected by the success of BeMetals exploration efforts is contingent upon 1) certain conditions precedent; 2) the price of metals that are affected by numerous factors including inflation, investor speculative activities, relative exchange rate of the U.S. dollar to other currencies, global and regional demand and production, global and regional political and economic conditions, and production costs in major producing regions. These factors are beyond our control and are impossible for us to predict.

There is no guarantee that the BeMetals consideration shares, in the event BeMetals Corp. elects to use its shares as consideration, that may be issued to the Company will be tradeable or liquid, and the future valuation is subject to significant uncertainty and cannot be determined at this time. The amount of consideration shares is dependent upon the results of BeMetals Corp. exploration results, and the corresponding Preliminary Economic Analysis (PEA) that BeMetals Corp. will produce.  There is no guarantee that current prices for metals and other commodities will be sustained. If the market prices for these commodities weaken, then the BeMetals Option Agreement may not be exercised.

Risk Factors Relating to THMG

Mineral exploration is highly speculative. It involves many risks and often does not produce positive results. Even if we find a valuable mineral deposit, it may take many additional years or more before production is possible because of the need for additional detailed exploration, pre-production studies, permitting, financing, construction and start up. During that time, it may not be economically feasible to produce those minerals. Establishing ore reserves requires us to make substantial capital expenditures and, in the case of new properties, to construct mining and processing facilities. As a result of these costs and uncertainties, we will not be able to develop any potentially economic mineral deposits.

If we do find an economic mineral reserve, and it is put into production, it should be noted that mines have limited lives and as a result, we need to continually seek to find new properties. In addition, there is a limited supply of desirable mineral lands available in the United States or elsewhere where we would consider conducting exploration activities. Because we face strong competition for new properties from other exploration and mining companies, some of whom have greater financial resources than we do, we may be unable to acquire attractive new mining properties on terms that we consider acceptable.

Mining operations involve a number of risks and hazards including: 1) environmental hazards; 2) political and country risks; 3) industrial accidents; 4) labor disputes; 5) unusual or unexpected geologic formations; 6) high wall failures, cave-ins or explosive rock failures, and; 7) flooding and periodic interruptions due to inclement or hazardous weather conditions.  Such risks could result in: 1) damage to or destruction of mineral properties or producing facilities; 2) personal injury; 3) environmental damage; 4) delays in exploration efforts; 5) monetary losses, and; 6) legal liability.

We have no insurance against any of these risks. To the extent we are subject to environmental liabilities, we would have to pay for these liabilities. Moreover, in the event that we ever become an operator of a mine, and unable to fully pay for the cost of remedying an environmental problem, should it occur, we might be required to suspend operations or enter into other interim compliance measures.

Our business is subject to extensive federal, state and local laws and regulations governing mining exploration development, production, labor standards, occupational health, waste disposal, use of toxic substances, environmental regulations, mine safety and other matters. New legislation and regulations may be adopted at any time that results in additional operating expense, capital expenditures or restrictions and delays in the exploration, mining, production or development of our properties.

We are exploration stage companies. We compete with other mineral resource exploration and development companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration and development companies with whom we compete have greater financial and technical resources than us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford greater geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration and development. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

Additional financing will be required in the future to fund our planned operations. We do not know whether additional financing will be available when needed or on acceptable terms, if at all. Capital markets and general economic conditions in the United States and around the world are significant obstacles to raising the required funds.  If we are unable to raise additional financing when necessary, we may have to delay our exploration efforts or any property acquisitions or be forced to cease operations. Collaborative arrangements may require us to relinquish our rights to certain of our mining claims.

Risk Factors Relating to BMET

There are a number of risk factors associated with BeMetals and the proposed South Mountain Project transaction. The risks factors associated with the principal business of BeMetals described below summarize and supplement the risk factors contained in BeMetals’ filing statement (the “Filing Statement”) dated July 18, 2018 and BeMetals’ management’s discussion and analysis for the year ended December 31, 2018 dated April 23, 2019 (the “MD&A”), available under the BeMetals’ profile on SEDAR at www.sedar.com and should be read in conjunction with the more detailed risk factors outlined in the Filing Statement and MD&A:

Additional Funding Requirements

Further exploration on, and development of, the Pangeni Exploration Project and the South Mountain Project will require additional capital.  The continuing exploration and development of BeMetals’ property will depend upon their ability to obtain financing through debt financing, equity financing, the joint venturing of projects, or other means.  There is no assurance that BeMetals will be successful in obtaining the required financing for these or other purposes, including for general working capital.  If the BeMetals is unable to fund its commitments under its option agreements, BeMetals will lose its options to acquire its interest in the Pangeni Exploration Project and/or the South Mountain Project.

Exploration and Mining Risks

Resource exploration, development, and operations are highly speculative, characterized by a number of significant risks, which even a combination of careful evaluation, experience and knowledge may not eliminate, including, among other things, unprofitable efforts resulting not only from the failure to discover mineral deposits but from finding mineral deposits which, though present, are insufficient in quantity and quality to return a profit from production.  Few properties that are explored are ultimately developed into producing mines.  Unusual or unexpected formations, formation pressures, fires, power outages, labor disruptions, flooding, explosions, cave-ins, landslides and the inability to obtain suitable or adequate machinery, equipment or labor are other risks involved in the operation of mines and the conduct of exploration programs.  BeMetals will rely upon consultants and others for exploration, development, construction and operating expertise.  Substantial expenditures are required to establish mineral resources and mineral reserves through drilling, to develop metallurgical processes to extract the metal from mineral resources, and in the case of new properties, to develop the mining and processing facilities and infrastructure at any site chosen for mining.

No assurance can be given that minerals will be discovered in sufficient quantities to justify commercial operations or that funds required for development can be obtained on a timely basis.  Whether a mineral deposit will be commercially viable depends on a number of factors, some of which are: the particular attributes of the deposit, such as size, grade and proximity to infrastructure; metal prices, which are highly cyclical; and government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals, and environmental protection.  The exact effect of these factors cannot accurately be predicted, but the combination of these factors may result in BeMetals not receiving an adequate return on invested capital.

BeMetals will carefully evaluate the political and economic environment in considering any properties for acquisition.  There can be no assurance that additional significant restrictions will not be placed on the Pangeni Exploration Project, the South Mountain Project and any other properties they may acquire or its operations.  Such restrictions may have a material adverse effect on BeMetals’ business and results of operation.

Exploration Target

Both the Pangeni Exploration Project and the South Mountain Project are exploration targets.  There has been insufficient exploration to determine if there are mineral resources or mineral reserves as defined under National Instrument 43-101 and there is no certainty that further exploration will result in the discovery of mineral resources or mineral reserves at these projects.

Future Profits/Losses and Production Revenues/Expenses

BeMetals has no history of operations and expects that its losses will continue for the foreseeable future.  No mineral deposit has yet been found on the Pangeni Exploration Project or the South Mountain Project.  BeMetals will have rights to acquire only these two mineral properties upon completion of the option agreements.  There can be no assurance that BeMetals will be able to acquire additional properties.  If BeMetals is unable to acquire additional properties, its entire prospects will rest solely with the Pangeni Exploration Project and the South Mountain Project and accordingly, the risk of being unable to identify a mineral deposit will be higher than if BeMetals had additional properties to explore. There can be no assurance that BeMetals will be profitable in the future.  BeMetals’ operating expenses and capital expenditures may increase in subsequent years as needed consultants, personnel and equipment associated with advancing exploration, and development of the Pangeni Exploration Project, the South Mountain Project and any other properties BeMetals may acquire are added.  The amounts and timing of expenditures will depend on the progress of ongoing exploration and development, the results of consultants' analyses and recommendations, the rate at which operating losses are incurred, the execution of any joint venture agreements with strategic partners, and BeMetals’ acquisition of additional properties and other factors, many of which are beyond BeMetals’ control.  BeMetals does not expect to receive revenues from operations in the foreseeable future, if at all.  BeMetals expects to incur losses unless and until such time as the Pangeni Exploration Project, the South Mountain Project and/or any other properties BeMetals may acquire enter into commercial production and generate sufficient revenues to fund its continuing operation, the development of the Pangeni Exploration Project, the South Mountain Project and/or any other properties BeMetals may acquire will require the commitment of substantial resources to conduct the time-consuming exploration and development of properties.  There can be no assurance that BeMetals will generate any revenues or achieve profitability.  There can be no assurance that the underlying assumed levels of expenses will prove to be accurate.

Other Factors

BeMetals is engaged in the acquisition and exploration of natural resource properties, an inherently risky business, and there is no assurance that economically recoverable resources will ever be discovered and subsequently put into production. Most exploration projects do not result in the discovery of economically recoverable resources. Exploration activities require large amounts of capital. There is a risk that during the current difficult economic situation the BeMetals will not be able to raise sufficient funds to finance its projects to a successful development and production stage.

While the BeMetals’ management and technical team carefully evaluate all potential projects prior to committing the BeMetals’ participation and funds, there is a high degree of risk that the BeMetals’ exploration efforts will not result in discovering economically recoverable resources.

BeMetals depends on the business and technical expertise of its management team and there is little possibility that this dependence will decrease in the near term.

Other risk factors common in mineral exploration and discussed in detail in the Filing Statement include: commodity prices, uninsurable risks, operating hazards and risks, permits and licenses, competition, environmental matters, infrastructure, dependence on key personnel, conflicts of interest, dependence on limited projects, changes in general economic conditions, dangers inherent to mining activities, exploration and development risks, risks related to operations in a foreign jurisdiction, government regulations, anti-bribery laws, no assurance of ability to acquire properties for growth, emerging climate change regulations, litigation and other proceedings, limited market for securities, future sales or issuances of equity securities, cyber security threats, and fluctuations in foreign currency exchange rates.

Risks Related to the Exercise of the Option

There is no guarantee that the BeMetals Option Agreement will be exercised. However, if the Option is exercised, there is no guarantee that the Company will receive the highest value for the project, because the valuation is subject to forces beyond our control, including metal markets; capital markets; technology costs; labor and fuel costs; and general timing.  The completion and exercise of the BeMetals Option Agreement is affected by the success of BeMetals exploration efforts is contingent upon 1) certain conditions precedent; 2) the price of metals that are affected by numerous factors including inflation, investor speculative activities, relative exchange rate of the U.S. dollar to other currencies, global and regional demand and production, global and regional political and economic conditions, and production costs in major producing regions. These factors are beyond our control and are impossible for us to predict.

If the Option is exercised, there is no guarantee that the BeMetals consideration shares, in the event BeMetals Corp. elects to use its shares as consideration, will be tradeable or liquid, and the future valuation is subject to significant uncertainty and cannot be determined at this time. The amount of consideration shares is dependent upon the results of BeMetals Corp. exploration results, and the corresponding Preliminary Economic Analysis (PEA) that BeMetals Corp. will produce, including metals prices and operating costs.  There is no guarantee that current prices for metals and other commodities will be sustained. If the market prices for these commodities weaken, then the BeMetals Option Agreement may not be exercised.

CAUTIONARY STATEMENT REGARDIG FORWARD-LOOKING STATEMENTS

This information statement contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934. Forward-looking statement relate to matters that are not historical facts and provide our current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “strive,” “future,” “intend,” and comparable terminology or the negatives of those words, or by discussions of strategy. While we believe our assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the BMET Option Agreement , transaction costs associated with the BMET Option Agreement , unexpected losses of economies of scope or scale, a decrease or adjustment in the purchase price or other amendment to the BeMetals Option Agreement or the BeMetals Option Agreement , failure to obtain necessary governmental approvals, and other risks and uncertainties included in reports we file with or furnish to the Securities and Exchange Commission. We caution you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect our view only as of the date of this information statement. We undertake no obligation to update any forward-looking information.

THE PARTIES TO THE OPTION AGREEMENT

Thunder Mountain Gold Inc.

Thunder Mountain Gold Inc. was originally incorporated under the laws of the State of Idaho on November 9, 1935, under the name of Montgomery Mines, Inc. In April 1978 controlling interest in the Montgomery Mines Corporation was obtained by a group of the Thunder Mountain property holders who then changed the corporate name to Thunder Mountain Gold, Inc. with the primary goal to further develop their holdings in the Thunder Mountain Mining District, Valley County, Idaho.

The Company moved its situs from Idaho to Nevada, but maintains its corporate offices in Garden City, Idaho. On December 10, 2007, articles of incorporation were filed with the Secretary of State in Nevada for Thunder Mountain Gold, Inc., a Nevada Corporation.  The Directors of Thunder Mountain Gold, Inc. (Nevada) were the same as for Thunder Mountain Gold, Inc. (Idaho).

On January 25, 2008, the shareholders approved the merger of Thunder Mountain Gold, Inc. (Idaho) with Thunder Mountain Gold, Inc. (Nevada), which was completed by a share for share exchange of common stock. The terms of the merger were such that the Nevada Corporation was the surviving entity.  The number of authorized shares for the Nevada Corporation is 200,000,000 shares of common stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001 per share.

The Company is structured as follows: The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation. Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc., an Idaho Corporation. South Mountain Mines, Inc. owns 75% of Owyhee Gold Territory, LLC.

The mailing address and telephone number of Thunder Mountain Gold`s principal executive office is:

11770 W. President Drive, Suite F

Boise, Idaho  83713

Tel: (208) 658-1037

BeMetals Corp.

BeMetals Corp. (“BeMetals”) is a base metals exploration and development company, driving its growth strategy towards the goal of becoming a significant base metal producer through the acquisition of quality exploration, development and production stage projects.  Currently BeMetals is advancing the exploration of its Pangeni Copper Project in Zambia and has entered into an option agreement to acquire a 100% interest in the advanced stage, high-grade zinc-silver South Mountain Project in southwest Idaho, USA.  The option agreement is subject to a number of approvals, including TSX Venture Exchange approval.

The Pangeni Copper Project is located on the western extension of the Zambian Copperbelt; Zambia is in one of Africa’s most stable jurisdictions and has a long history of copper and cobalt production with numerous mining and smelting operations and the Zambian Copperbelt has been identified by a number of major international mining companies to be prospective for the discovery of tier one copper mines.

BeMetals founding directors include Clive Johnson, Roger Richer, Tom Garagan and John Wilton.  The Company’s growth strategy is led by a strong team who have an extensive record in delivering value in the mining sector through the discovery, construction and operation of mines around the world. As at December 31, 2018, BeMetals had working capital $310,111, total assets of $3,840,480 and recently announced an equity financing for gross proceeds of up to C$6,250,000, which is expected to close in May 2019.

BeMetals USA Corp. is a wholly-owned company of BeMetals Corp., and a company existing under the laws of Delaware.

BeMetals’s registered office is located at Suite 3123 - 595 Burrard Street, PO Box 49139 Three Bentall Centre, Vancouver, British Columbia V7X 1J5, and its telephone number is (604) 609-6141. BeMetals common stock is listed on the TSXV, trading under the symbol “BMET”.

THE OPTION AGREEMENT

Structure of the Option Agreement

The BeMetals Option Agreement is structured so as to minimize the risk to both parties, while allowing for both sides to conduct additional due diligence.  The term of the Agreement if for 24 months, which can be extended up to 12 months in the event that BeMetals has not completed the required PEA on the Project.  Consideration during the term and exercise of the Agreement is in the form of cash and BeMetals Stock.

Background of the Option Agreement

THMG has historically operated as a junior exploration company, with interests in base and precious metals projects in the western U.S. Thunder Mountain’s principal asset was the Thunder Mountain Gold Mine in central Idaho.   That asset was sold in 2005.  The Company turned its attention to finding a new primary asset, and in 2007, purchased the outstanding shares in South Mountain Mines Inc., an historic former producer of zinc, silver, gold, lead, and copper, located on private land in southern Idaho, just north of the Nevada border.  The Company also owns 100% of the Trout Creek Project – a grass roots gold target in the Eureka-Battle Mountain trend of central Nevada.

Over the last few years, THMG began to explore new strategies for growth in order to enhance its financial performance and increase shareholder value. THMG’s board of directors and its senior leadership, in consultation with its advisors, considered a wide range of transactions as alternatives to maximize shareholder value, including;  the continuation of THMG’s current operating strategy; the formation of a joint venture at South Mountain; and potential divestitures, acquisitions and capital formation transactions. As a result of these evaluations, and after considering a variety of factors surrounding the operations and financial results of  the Company and SMMI, THMG’s management and its board of directors concluded that pursuing an option agreement with South Mountain Mines Inc. and another entity such as BeMetals Corp. was the course most likely to best position THMG and SMMI for success and create the greatest enhancement to shareholder value.

In late 2018, THMG began dialogue with BeMetals Corp. BeMetals Corp. (TSX-V: BMET) is a new player in base metals exploration and development. BeMetals was created by three founding executives of B2Gold Corp. (NYSE: BTG TSX: BTO) and Bema Gold Corporation (NYSE & TSX: BGO).  BeMetals is driving its growth strategy towards the goal of becoming a significant base metal producer through the acquisition of quality exploration, development and production stage base metals projects. This strategy is directed by the Board, key members of which have an extensive, proven track record in delivering considerable value in the mining sector through the discovery and building of mines.

Currently the BMET is advancing the exploration of its Pangeni Copper Project in Zambia. Zambia is one of Africa’s most stable jurisdictions and has a long history of copper and cobalt production with numerous mining and smelting operations. The Pangeni Copper Project is located on the western extension of the Zambian Copperbelt. A number of major international mining companies have identified this region of Zambia to be prospective for the discovery of tier one copper mines and are conducting exploration field work.  Additionally, BeMetals continually evaluates many exploration, development and production stage projects internationally. BeMetals evaluates potential projects through target generation of the highly experienced team, and the Company benefits from the very strong deal flow created through the network of directors, advisors and management.

On December 7, 2018, after careful consideration of THMG`s Board, led by their special committee, THMG signed a Letter of Agreement with BeMetals Corp. to consider developing an option agreement with BeMetals Corp. whereby BeMetals Corp. would complete a Preliminary Economic Analysis (PEA) on South Mountain over a 24-month period.  In return, BeMetals would make cash payments to THMG and issue consideration shares to THMG based on the results of the PEA.

On January 24, 2019, THMG asked their independent Auditor – Decoria, Maichel and Teague – to look at the accounting impacts of the proposed transaction.

On February 13, 2019, The Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Thunder Mountain Gold, Inc. engaged  Evans & Evans, Inc. (“Evans & Evans”) for preparation of a Fairness Opinion (the “Report”) for the Committee and Board. The Committee has requested the Report to have an independent opinion as to the fairness of the Proposed Transaction, from a financial point of view, to the shareholders of Thunder Mountain. In preparing the Report, Evans & Evans carefully considered both the quantitative and qualitative factors related to the Proposed Transaction. The Report was to confirm, or to dispute, the fairness of the Proposed Transaction, from a financial standpoint, to the Thunder Mountain Shareholders. In preparing the Report, Evans and Evans deemed it necessary to determine separately the fair market value of SMMI and the consideration received in exchange for the shares of SMMI. In conducting this assignment, sufficient information and due diligence investigations regarding the background of SMMI, the Property, Thunder Mountain, future plans, the industry and markets, the financial plan, and major risk factors were comprehensively researched, reviewed, and analyzed. This information and their assessments of these areas were incorporated into the Report for submission to the Committee.

At a telephonic meeting of the board of directors on February 20, 2019, Evans and Evans representatives updated the board of directors on the outcome of their Report. Their conclusion was that it was that the Proposed Option Agreement is fair, from a financial standpoint, to the common shareholders of Thunder Mountain Gold.

At a telephonic meeting of the board of directors on February 20, 2019, the Company`s independent Auditor – Decoria, Maichel and Teague – reported to the Special Committee on the accounting impacts of the proposed transaction to the common shareholders of Thunder Mountain Gold.

After meetings on February 20, 2019, and February 21, 2019, the board of directors agreed that the best value for THMG was to grant an option to BeMetals Corp.  After reviewing and discussing all of the reports, analyses and recommendations of management, the board of directors unanimously concluded that it was in the best interest of THMG’s shareholders to actively explore the option agreement with BeMetals and the Company`s wholly-owned SMMI.

On February 27, 2019, BeMetals Corp. provided a Voting Support Agreement (“VSA”) (as defined in “Matter No. 1: The BMET Option Agreement  – Voting Support Agreement ”) to be entered into by and between THMG and the registered and/or beneficial owner of the shares of common stock, options and warrants of THMG (the "Subject Securities").   Reference was made to the Option Agreement pursuant to which TMRI will grant to BMET USA of an option to acquire all the issued and outstanding shares of THMG’s wholly-owned subsidiary, South Mountain Mines Inc. (the "Proposed Transaction").  The completion of the Proposed Transaction was conditional upon, among other things, the approval of the shareholders of THMG in accordance with Nevada corporate law and the rules and policies of the TSX Venture Exchange (the “TSX-V”).  The VSAs were signed by 53.24% of the issued and outstanding shares of the Company on February 28, 2019.

As of the date of this information statement, THMG has not had any other offer from a different potential purchaser of its business or assets since THMG first publicly announced the execution of the BeMetals Option Agreement on February 28, 2019.

THMG’s Reasons for the Option Agreement

During the course of reaching its decision to approve the BMET Option Agreement, our board of directors consulted with senior management of THMG and THMG’s financial and legal advisors, and considered a number of factors that the board of directors believed supported its decision, including, but not limited to, the following factors:

Strategic and Financial Considerations. The board of director’s view that the BMET Option Agreement  will provide a number of strategic and financial benefits to Thunder Mountain Gold, including the following:

•

The board of directors believes that the BMET Option Agreement will generate greater, and more certain, shareholder value and be more favorable to shareholders than any other alternative reasonably available to Thunder Mountain Gold, including, among others, retaining and operating SMMI and other potential acquisition or disposition transactions relating to SMMI.

•	The fact that receiving consideration shares from BeMetals was a plus and gives the THMG shareholders upside potential in South Mountain, and other BeMetals projects.

•

The proceeds from the BMET Option Agreement would both better capitalize THMG and permit the board of directors to consider options to provide immediate value to THMG’s shareholders, including through the possible distribution of shares to THMG’s shareholders through a dividend or exchange of outstanding shares of THMG’s Class A common stock, including by means of a tender offer.

•	The sale of SMMI significantly reduces the execution risk inherent in advancing and developing this type of project independently.

•	The sale of SMMI to BeMetals would allow THMG to focus its management’s attention on advancing its Trout Creek Project in northern Nevada.

Opinion of THMG’s Financial Advisor

Evans & Evans, Inc. (“Evans & Evans” or the “authors of the Opinion”) were engaged to help the Board determine if the Option Agreement was fair to the THMG shareholders. The opinion of Evans and Evans to THMG’s board of directors that, based upon and subject to the procedures followed, limitations on the review undertaken, assumptions made and qualifications and other matters contained in Evans and Evans’s opinion, as of the date of Evans and Evans’s opinion, the aggregate consideration of cash and stock to be received by THMG from BeMetals Corp. in the BMET Option Agreement was fair to Thunder Mountain Gold and their shareholders from a financial point of view.

Certain THMG Financing Forecasts

Thunder Mountain Gold, with the assistance and direction of their Special Committee of the Board, conducted an exhaustive due diligence process with respect to capitalizing SMMI and the project.  This sale process included reviewing 4 potential offers, executing non-disclosure Agreements with 6 potential strategic companies, holding meetings and site visits with 4 of the potential purchasers and receiving initial bids from four potential partners. Once the board of directors determined that an option agreement was the right course for financing, it was the board of director’s view that the BeMetals proposal, as compared to the other proposals received for SMMI, was far and away the most favorable alternative available to Thunder Mountain Gold, including the other acquisition proposals submitted for SMMI.

THMG has been actively seeking a strategic partner to advance South Mountain for over 12 months. Evans & Evans reviewed alternative transactions, including equity financing by THMG to fund the advancement of the Project.  Given the current trading price of THMG, any equity financing would be highly dilutive to existing THMG shareholders. Evans and Evans found the terms of the Option Agreement were favorable relative to alternative transactions in which the other party had sufficient resources to complete a transaction.

Conduct of Business Pending Exercise of the Option Agreement

During the term of this Agreement, each THMG Party will cause each of TMRI, SMMI and OGT to carry on its business only in the normal and ordinary course consistent with past practices, which includes the maintenance of all insurance policies existing at the Execution Date, and except as required to give effect to this Agreement. BMET and its Personnel will be entitled to inspect and copy the corporate, financial and other records and documents pertaining to each TMRI Party and OGT at all reasonable times upon reasonable notice.

BeMetals, for so long as it is Operator, covenants to and must:

(1)conduct all Operations in a manner consistent with good exploration, engineering and mining practice and in compliance with any applicable Law;

(2)prepare the Program and Budget for the calendar year ending December 31, 2019 and each ensuing calendar year during which BMET USA is the Operator and submit such Programs and Budgets for review and approval by the Technical Committee under Section 8.1(6) and (7) as required to give effect to the objectives of this Agreement, which Programs and Budgets will reflect the completion of Phase 1 of the South Mountain Technical Report within the first year following the Tranche 2 Completion Date and engagement of the PEA Author as soon as practicable following the receipt of the results of the Phase 1 exploration program;

(3)carry out each Approved Program in accordance with the Approved Budget;

(4)keep the Technical Committee advised of all exploration and development operations conducted during the Option Period;

(5)observe all covenants to which SMMI is bound under the Mining Lease with respect to the conduct of operations on the Property, including the obligations set forth in Article 8 of the Mining Lease;

(3)pay all Expenditures properly incurred pursuant to an Approved Program promptly as and when due, which Expenditures will be funded by and will be solely for the account of BMET USA;

(4)keep the Property in good standing as required by applicable Law including by payment of taxes or other charges, including payments under the Leases and the Mining Lease, the doing and filing of all necessary work and by the doing of all other acts and things and making all other payments which may be necessary in that regard and upon the written request of the Non-operating Party, provide it with evidence of such payments;

(5)except for the Permitted Encumbrances, keep the Property free and clear of all Encumbrances (except for liens for taxes not yet due, other inchoate liens and liens contested in good faith by the Operator) and to proceed with all diligence to contest and discharge any such Encumbrance that is filed;

(6)permit any Personnel of any Non-operating Party at their own expense and risk, access to the Property at all reasonable times; and upon being provided with reasonable notice, access (at all reasonable times) to all records (whether in tangible or electronic form) of the Operator pertaining to the Operations and the Property;

(7)permit each Non-operating Party, upon being provided with reasonable notice, to inspect and copy, at all reasonable times, any Exploration Data;

(8)during the term of this Agreement and for a period of 2 years after the expiry or termination of this Agreement maintain true and correct books, accounts and records of Expenditure and otherwise in accordance with IFRS;

(9)deliver to each Party as soon as is practicable and in any event on or before December 31 in each Year, all Exploration Data learned or obtained from the Operations carried out during that Year;

(10)except as permitted by any permit or Law, not release into the environment, or deposit, place, or dispose of any hazardous or toxic materials, substances, pollutants, contaminants at, on or near the Property as a result of the exploration and development operations conducted by BMET USA as the Operator;

(11)ensure any work done on the Property is fully reclaimed in accordance with all legal requirements (as evidenced by permit requirements where applicable and as required under underlying lease agreements) and industry practice;

(12)prepare applications, and notices for and acquisition of environmental and other Permits necessary or desirable to commence and complete exploration and development activities;

(13)keep current, all notices for and acquisition of environmental and other Permits necessary or desirable to commence and complete exploration and development activities;

(14)deliver to each Party annually, on or before December 31 in each Year, a report on the Operations conducted on or with respect to the Property during that Year summarizing any significant technical data learned or obtained and providing a breakdown of Expenditure incurred in carrying out the Operations for that Year;

(15)promptly notify each Party of any material exploration results or adverse events; and

(16)place and maintain, with a reputable insurer or insurers, not less than C$3,000,000 in third party liability insurance in respect of its operations on the Property, and upon the written request of the Non-operating Party, provide the Non-operating Party with a certificate of currency in respect of such insurance.

BMET USA acknowledges that it will not receive any fee or compensation from THMG for acting in the capacity of Operator and discharging its obligations as Operator under this Agreement.

Financing and Financing Cooperation

THMG may complete one or more equity financings (the "Permitted Financings"), so long as the issuance of securities pursuant to each Permitted Financing, does not and will not result in the THMG Supporting Shareholders holding or controlling at any time prior to the THMG Shareholder Approvals having been obtained, in the aggregate, shares carrying 50% or less of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis; or prior to or concurrently with completion of each Permitted Financing, THMG shall have obtained and delivered to BMET such additional THMG Voting Support Agreements duly executed by investors and/or THMG shareholders as may be required to ensure that shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares, on both an undiluted and fully diluted basis, immediately following such Permitted Financing are held or controlled by persons who have executed THMG Voting Support Agreements.

Each Party to the Agreement must at its own cost use its reasonable efforts to procure satisfaction of the Tranche 2 Conditions Precedent, including financing by BMET, that are applicable to it as soon as practicable after the Execution Date.

To the maximum extent permitted by applicable Law, each Party must keep the other Party promptly and reasonably informed of the steps it has (or its Affiliates have) taken and of its (or its Affiliates) progress towards satisfaction of the Tranche 2 Conditions Precedent, including providing copies of any correspondence or lodgements with a Governmental Authority; promptly notify the other Party in writing if it becomes aware that any Tranche 2 Condition Precedent has been satisfied, in which case the notifying Party will also provide reasonable evidence that the Tranche 2 Condition Precedent has been satisfied; and promptly notify the other Party in writing of a failure to satisfy a Tranche 2 Condition Precedent or of any fact or circumstance that does, or that it reasonably believes may, result in a Tranche 2 Condition Precedent becoming incapable of being satisfied or that may result in a Tranche 2 Condition Precedent not being satisfied in accordance with its terms.

Interests of our Officers and Directors in the Option Agreement

It is expected that following the closing of the BMET Option Agreement, BMET will offer management contract agreements to 3 THMG employees, including certain of our executive officers. In addition, two executives from THMG will be part of a joint Technical Committee responsible for overseeing the development work under the Option at the Project.

Management Arrangements

In connection with the BMET Option Agreement, THMG will enter into a Management Services Agreement with BMET USA and SMMI further to and as contemplated in the Option Agreement.  Under this Management Services Agreement, SMMI will provide the management services described below to BMET USA in respect of the South Mountain Property, to enable the BMET Parties to perform exploration and development work in respect of the Property in the manner contemplated in the Option Agreement (the "Management Services") including, but not limited to:

•assisting BMET USA personnel and the Technical Committee in running the Operations in accordance with the terms of the Option Agreement;

•ensuring provision of all necessary Exploration Data and access to the Technical Committee, the PEA Author and any additional subcontractors and/or co-authors in a timely manner with a view to completion of the PEA as soon as practicable;

•facilitating necessary access to data and SMMI personnel to accommodate the foregoing; and

•such additional services relating to the Project as the Technical Committee may reasonably request consistent with the scope and intent of the Option Agreement.

Material United States Federal Income Tax Consequences

As a result of the sale of the common stock of SMMI, and Acquired Assets pursuant to the BeMetals Option Agreement, we will realize (and be required to recognize taxable) gain or loss, which will be determined on an asset-by-asset basis based upon the amount of taxable consideration (including purchase price minus certain liabilities assumed by the SMMI Purchaser) allocated to SMMI Acquired Asset.

As of December 31, 2018, the Company has approximately $7.2 million of federal and state net operating loss carryforwards, approximately $6.7 million of which will expire between 2028 through 2036.  The remaining balance of approximately $0.5 million will never expire but whose utilization is limited to 80% of taxable income in any future year.

Unaudited Pro Forma Condensed Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2020 and 2019, does not address all aspects of U.S. federal income taxes that may be relevant to the proposed transaction. For example, the Tax Discussion does not address revenue recognition of the Long-term investments of BeMetals Securities.  The permanency of this investment for tax treatment, has not been analyzed, and the fluctuation with the market value of the stock.  It is premature currently, to assume that the Unaudited Pro Forma Statement of Cash Flows equates to net tax cash flow. Management feels it has the flexibility at this point and any near-term impact to be shielded from tax liabilities, by Net Operating Losses, Deferred tax assets, and possibly valuation allowance.

Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the BMET Option Agreement.

The discussion of certain U.S. Federal Income Tax considerations in this information statement (“tax discussion”) is general in nature and does not constitute a tax opinion or tax advice. The tax discussion was written exclusively to describe certain potential tax implications of the transactions described herein. A shareholder of THMG may not rely upon the tax discussion for any purpose other than the purpose expressed in the preceding sentence and therefore, by way of illustration, may not rely upon the tax discussion for the purpose of avoiding any tax penalties that may be asserted by the Internal Revenue Service against the shareholder. Every shareholder should consult, and must depend upon, its own tax adviser concerning the tax consequences of the transaction contemplated herein, including the application of state and local, foreign, estate, gift, and other tax considerations.

Accounting Treatment

On February 27, 2019, Thunder Mountain Gold, Inc. entered into a Lease Option Agreement with BeMetals Corp.  Under the terms of the Lease Option Agreement, BeMetals Corp. will be entitled to purchase 100% of the issued and outstanding shares of South Mountain Mines, Inc. (SMMI) from Thunder Mountain Resources, Inc. (TMRI), both wholly owned subsidiaries of THMG. Because the Lease Option Agreement is related to the exploration of base metals, it does not fall within the scope of Accounting Standards Codification (ASC) 842-10-15-1(b). Therefore, on a consolidated basis, THMG will apply the option payments as an offset to the carrying value of the mineral property of South Mountain project, and once the asset is reduced to zero SMMI would recognize any residual value as income.

During the term of this Agreement, BeMetals Corp. shall reimburse SMMI for all reasonable and proper expenses incurred in providing the Management Services, provided that such expenses were directed and/or approved by the Technical Committee prior to being incurred.  BeMetals Corp. shall be responsible for all fees and expenses of the PEA Author in completing the PEA.

THMG will recognize a gain for the excess of the purchase price received over the net book value of SMMI sold, net of the utilization of available net operating losses. THMG currently carries a full valuation allowance on its deferred tax assets.

Written Consent - Voting Support Agreement

On February 28, 2019, Thunder Mountain Gold Inc. delivered the Voting Support Agreements, pursuant to which each such shareholder agreed (among other things) to vote beneficially-owned shares of THMG’s common stock in favor of the BMET Option Agreement.  These Voting Support Agreements represented 53.24% of the fully diluted shares, duly executed by THMG Supporting Shareholders who, in the aggregate, hold or control shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis.

Dissenters’ Rights

Thunder Mountain registered shareholders may exercise rights of dissent under Provisions of NRS 92A.300 to 92A.500, with respect to shares of Thunder Mountain common stock in connection with the Option Agreement and exercise thereof. Thunder Mountain registered shareholders who wish to dissent should take note that strict compliance with the provisions of Provisions of NRS 92A.300 to 92A.500, is required.

In general, any Thunder Mountain registered shareholder who validly dissents from the Option Agreement will be entitled, in the event that the Option is approved, to be paid the fair value as of immediately before the signing of the Agreement, in cash, of the Thunder Mountain common stock in respect of which the shareholder has exercised  dissent rights determined in accordance with the procedures applicable to the payout value set out in the provisions of NRS 92A.300 to 92A.500.

Each dissenting shareholder who validly exercises  dissent rights and who is ultimately entitled to be paid the fair value of his, her or its Thunder Mountain common stock will be deemed to have transferred to Thunder Mountain for cancellation the Thunder Mountain common stock in respect of which he, she or it dissented (free of any claims). The  dissenting shareholder will cease to have any rights as a Thunder Mountain shareholder and may not vote, or exercise or assert any rights of a Thunder Mountain shareholder other than the entitlement to be paid fair value for such Thunder Mountain common stock less withholding tax (if applicable), in accordance with the  dissent rights. In no circumstances shall Thunder Mountain Gold Inc., Thunder Mountain Resources Inc., South Mountain Mines Inc., or any other person be required to recognize a person exercising dissent rights unless such person is a registered holder of those shares of Thunder Mountain common stock in respect of which such rights are sought to be exercised. For greater certainty, in no case shall Thunder Mountain Gold Inc., Thunder Mountain Resources Inc., South Mountain Mines Inc. or any other person be required to recognize dissenting shareholders as holders of Thunder Mountain common stock after the Agreement becomes effective, and the names of such  dissenting shareholders shall be deleted from the register of Thunder Mountain shareholders as of the effective time of the Agreement.

Only Thunder Mountain registered shareholders are entitled to exercise  dissent rights. For greater certainty, none of the following shall be entitled to exercise  dissent rights: (i) holders of Thunder Mountain stock options, (ii) Thunder Mountain registered shareholders who voted, or have instructed a proxyholder to vote, in favor of the  resolution, and (iii) beneficial owners of Thunder Mountain common stock whose Thunder Mountain common stock are registered in the name of someone else (except by having the registered holder of such shares exercise the right of dissent on behalf of such beneficial owner).

In many cases, Thunder Mountain common stock beneficially owned by a holder are registered either (a) in the names of an Intermediary that the beneficial owner deals with in respect of such shares, such as among others, banks, trust companies, securities brokers, trustees and similar entities, or (b) in the name of a depositary, such as Cede & Co., of which the Intermediary is a participant. Beneficial owners of Thunder Mountain common stock whose Thunder Mountain common stock are registered in the name of someone else will not be able to exercise dissent rights directly (unless the shares of Thunder Mountain common stock are re-registered in the beneficial shareholder’s name). A beneficial owner of Thunder Mountain common stock whose shares of Thunder Mountain common stock are registered in the name of someone else and who wishes to exercise  dissent rights must arrange for the Thunder Mountain registered shareholder(s) holding its shares of Thunder Mountain common stock to exercise  dissent rights on behalf of the beneficial owner or to arrange for its shares of Thunder Mountain common stock to be re-registered in the name of the beneficial shareholder.

A brief summary of the procedures for exercising  dissent rights is set out below.

The following summary of the  dissent rights is not a comprehensive statement of the procedures to be followed by a dissenting shareholder and is qualified entirely by reference to the full text of provisions of NRS 92A.300 to 92A.500 attached as Appendix B to this information statement.

Thunder Mountain Gold registered shareholders may, if a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, assert dissenter’s rights with respect to any class or series of shares.  The registered shareholder must deliver to Thunder Mountain Gold, before the vote is taken, written notice of the registered stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated, and must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.  Written notice should be sent to:  Thunder Mountain Gold, 11770 West President Drive, Suite F, Boise, Idaho  83713, no later than 60 days after the effective date of the corporate action.

A stockholder who wishes to exercise dissenter’s rights must demand payment and certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification. The stockholder also must deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4 of NRS 92A.470.

A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

If a proposed corporate action creating dissenter’s rights is taken by written consent of the Thunder Mountain Gold stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

The discussion above is only a summary of the procedures for exercise of the dissent rights, which are technical and complex. A Thunder Mountain registered shareholder who intends to exercise his or her dissent rights should carefully consider and comply with the provisions of Provisions of NRS 92A.300 to 92A.500. Only the registered holders of Thunder Mountain common stock are entitled to dissent. Thunder Mountain shareholders who beneficially own Thunder Mountain Gold common stock but are not the registered holder thereof, should contact the registered holder for assistance. It is suggested that any Thunder Mountain shareholder wishing to avail himself or herself of the  dissent rights seek his or her own legal advice, as failure to comply strictly with the applicable provisions of Provisions of NRS 92A.300 to 92A.500, may prejudice the availability of such  dissent rights.  Dissenting shareholders should note that the exercise of  dissent rights can be a complex, time consuming and expensive process.

THE OPTION AGREEMENT IF EXERCISED

General

Provided that BMET USA has satisfied its option exercise obligations under section 4.2(1)(a) to (f), of the Option Agreement, in respect of Tranche 1 to Tranche 5, and the PEA has been received and posted on SEDAR for at least five (5) Business Days, BMET USA may give TMRI written notice (the "Option Exercise Notice"), which notice shall confirm BMET USA's intention to complete the exercise of the Option and the anticipated date of completion (the "Tranche 6 Payment Date"), which shall be no less than six (6) Business Days following the date of the Option Exercise Notice; and the amount of the Tranche 6 Value Payment pursuant to section 4.2(1)(g) of the Agreement, including the portion, if any, of the Tranche 6 Value Payment which will be paid through delivery of Tranche 6 Shares, and the basis for the calculation thereof (the "Tranche 6 Calculation").

TMRI shall have five (5) Business Days from the delivery of the Option Exercise Notice (the "Review Period") to review and consider the Tranche 6 Calculation. If TMRI believes that the Tranche 6 Calculation was not prepared in accordance with this Agreement, TMRI shall deliver to BMET USA, prior to the expiration of the Review Period, a proposed Tranche 6 adjustment notice (a "Proposed Adjustment Notice"), which notice shall identify in detail the item or items on the Tranche 6 Calculation which TMRI considers not to have been prepared in accordance with this Agreement.

If TMRI does not deliver a Proposed Adjustment Notice to BMET USA prior to the expiration of the Review Period, the amount of Tranche 6 Shares (or payment in lieu thereof) pursuant to section 4.2(1)(g), including the amount of the Tranche 6 Value Payment, each as set out in the Tranche 6 Calculation shall become final, binding and conclusive on BMET USA and the THMG Parties. If THMG does deliver a Proposed Adjustment Notice, the provisions of section 6.1(3) shall be applicable.

If a Proposed Adjustment Notice is delivered by TRMI to BMET prior to the expiration of a Review Period, BMET and TRMI shall negotiate in good faith for a three (3) Business Day period commencing on the date of delivery of the Proposed Adjustment Notice to resolve such dispute.  If BMET and TRMI cannot resolve such dispute within such three (3) Business Day period (the "Initial Dispute Period"), BMET and TRMI shall jointly retain, in the exercise of their reasonable discretion, an independent third party accounting firm, if the issue in dispute relates to a financial issue [, or an independent "qualified person" (as defined in NI 43-101) if the dispute relates to a technical or mining issue (the "Resolver") to resolve such dispute as soon as reasonably practicable. However, if BMET USA and THMG cannot agree as to a Resolver within a period of three (3) Business Days after the Initial Dispute Period, either party may apply to the Supreme Court of British Columbia to have a person to be the Resolver appointed.

The Resolver shall be requested by BMET USA and THMG to act promptly to resolve any dispute in accordance with the terms of this Agreement, it being understood that the sole issue for the Resolver shall be to resolve the item or items identified as disputed by THMG in the Proposed Adjustment Notice (including that the Resolver may not assign a value to any item in dispute greater than the greatest value assigned by BMET USA, on one hand, or THMG, on the other hand) and to issue its written decision within fifteen (15) days after the appointment of such Resolver, which decision shall be final, binding and conclusive on BMET USA and THMG and shall not be subject to court review or otherwise appealable absent manifest error, however this section 6.1(4) will not prohibit any party from initiating any action, claim or proceeding to compel specific to enforce the determination of the Resolver. BMET USA and THMG shall cooperate with the Resolver in connection with this section 6.1. Without limiting the generality of the foregoing, BMET USA and THMG shall each provide (or cause to be provided) to the Resolver all information and records, and to make available at the resolution proceeding all personnel, as are reasonably necessary to permit the Resolver to resolve any disputes pursuant to this section 6.1. Either BMET USA or THMG may submit information or make presentations to the Resolver relating to the item or items in dispute so long as a copy of any such submission is provided simultaneously to the other party and so long as both parties are allowed to be present during any such presentation. The fees of the Resolver and the expenses incurred by it in resolving any disputes under this section shall be borne by THMG, on one hand, and BMET USA, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to each party bears to the aggregate amount actually contested by such party.

In the event of dispute in respect of the Tranche 6 Calculation pursuant to this section 6.1, the Parties acknowledge and agree that the Option Period and the Tranche 6 Payment Date shall be extended until the date that is five (5) Business Days following the date of final resolution thereof.

Consideration for Exercise of the Option Agreement

BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI, and BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $1,100,000 over the 24 months of the Option Agreement. The first Tranche of $100,000 has been paid to the Company. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time; and the greater of either $10 million, or 20% the net present value of the South Mountain Project as calculated in a PEA that BeMetals is required to produce.

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed.

Conditions for Exercise of the Option Agreement

In order to exercise the Option, BMET USA must, within one (1) Business Day of THMG delivering to the BMET Parties the THMG Voting Support Agreements duly executed by THMG Supporting Shareholders who, in the aggregate, hold or control shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis, make a cash payment to TMRI in the amount of US$100,000 in respect of Tranche 1.  This has been completed.

On the Tranche 2 Completion Date, which date shall be no later than three (3) Business Days following the Tranche 2 Conditions Precedent Satisfaction Date, BMET will deliver 10,000,000 BMET Shares to TMRI (the "Tranche 2 Shares") provided that THMG has countersigned such THMG Equity Placement Subscription Agreement, complete the purchase by BMET of 2,500,000 THMG Shares (the "THMG Equity Placement Shares") at a price of US$0.10 per share on a private placement basis for total gross proceeds of US$250,000 in accordance with the terms of the THMG Equity Placement Subscription Agreement (the "THMG Equity Placement").

BMET will then, within one (1) Business Day following delivery to the BMET Parties of duly executed copies of such documents, BMET USA shall enter into the SMMI/BMET USA Management Contract with SMMI.

BMET will, on or before the date that is six (6) months following the Tranche 2 Completion Date, make a cash payment to TMRI in the amount of US$250,000 in respect of Tranche 3. Then on or before the date that is twelve (12) months following the Tranche 2 Completion Date, make a cash payment to TMRI in the amount of US$250,000 in respect of Tranche 4. Then on or before the date that is eighteen (18) months following the Tranche 2 Completion Date, make another cash payment to TMRI in the amount of US$250,000 in respect of Tranche 5.

And finally, on or before the date that is twenty-four (24) months following the Tranche 2 Completion Date, unless extended pursuant to section 4.10 of the Option Agreement, and provided that BMET USA has complied with the Option Exercise Notice procedures set forth in section 6.1, make on the Tranche 6 Payment Date a cash payment to TMRI in the amount of US$250,000 (the "Tranche 6 Cash Payment") and an additional payment (the "Tranche 6 Value Payment") which Tranche 6 Value Payment may be satisfied through the delivery of BMET Shares (the "Tranche 6 Shares"), a cash payment or a combination of Tranche 6 Shares and cash, equal to the lesser of 50% of the BMET Market Capitalization, and the greater of either $10 million, or 20% of the after-tax net present value calculated using a discounted cash flow methodology and at an 8% discount rate ("NPV") of the Property as calculated in the PEA.

The Tranche 6 Value Payment will deduct the sum of $850,000 cash payments made by BMET USA pursuant to Tranche 1 to Tranche 5 as set out in the Agreement; the Tranche 2 – 10 million Shares Value; and the aggregate value of the South Mountain Project Liabilities and any other liabilities of SMMI or OGT as at the date of, or otherwise resulting from, Completion, provided that no deduction will be made on account of (i) the OGT Reclamation Liability, and (ii) any liabilities in the nature of any reclamation, environmental or comparable obligation or liabilities that result from the activities carried out by BMET USA in accordance with this Agreement.

The value of the Tranche 6 payment will be based upon the 5-day Volume Weighted Average Price (VWAP) of the BMET Shares immediately prior to the date of the Option Exercise Notice, multiplied by the number of Tranche 6 Shares in question.

Closing of Option Agreement if Exercised

Closing or Completion shall occur on the Tranche 6 Payment Date at the offices of BMET USA's counsel, DuMoulin Black LLP at 10th Floor, 595 Howe Street, Vancouver, British Columbia, or on or at such other date, time or location as may be agreed upon in writing by the Parties.

At Completion, BMET USA will, subject to delivery by the THMG Parties of certain documents described in the Agreement, pay to TMRI by way of wire transfer, certified check or other immediately available funds, an amount equal to the sum of $250,000, and the portion of the Tranche 6 Value Payment to be paid in cash, if any.  BMET will also deliver a certificate representing the number of Tranche 6 Shares representing the portion of the Tranche 6 Value Payment to be paid through delivery of Tranche 6 Shares, if any.  Finally, BMET USA will advance to SMMI an amount sufficient to enable SMMI to repay the South Mountain Project Liabilities in full and acknowledges and agrees that it will cause SMMI to make concurrent payment of the South Mountain Project Liabilities to the respective creditors as repayment in full of the South Mountain Project Liabilities.

At Completion, the THMG Parties will deliver or cause to be delivered to the BMET Parties:

1.A certificate, in form and substance satisfactory to counsel for the BMET Parties, signed by the Chief Executive Officer and Chief Financial Officer of each of THMG and TMRI and addressed to the BMET Parties, dated the Tranche 6 Payment Date, to the effect that the representations and warranties of the THMG Parties contained herein are true and correct as at the Tranche 6 Payment Date, except as may be affected by the performance of the Parties' obligations in accordance with the terms of this Agreement; and all of the covenants and obligations of the THMG Parties to be performed or observed on or before Completion pursuant to this Agreement have been duly performed or observed (unless otherwise agreed or consented to in writing by BMET USA);

2.the share certificate(s) representing the SMMI Shares together with all such instruments of transfer, duly executed, which in the opinion of BMET USA, acting reasonably, are necessary to effect and evidence the transfer of the SMMI Shares to BMET USA (or as directed by BMET USA);

3.a certificate of status, compliance, good standing or like certificate with respect to each THMG Party and OGT;

4.certified copies of (i) the SMMI Balance Sheet; (ii) the Charter Documents of TMRI, SMMI, THMG and OGT, (iii) all necessary resolutions of directors of each THMG Party approving the transfer of the SMMI Shares, authorizing issue of the share certificate(s) representing all of the SMMI Shares registered in the name of BMET USA, (iv) all necessary resolutions of directors of TMRI approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement, and (b) all necessary resolutions of the directors and shareholders of each THMG Party approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement;

5.the share certificate(s) representing the SMMI Shares registered in the name of BMET USA or its nominee;

6.an executed resignation from each of the directors and officers of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

7.mutual releases in favor of SMMI and OGT, as applicable, duly executed by each applicable (former) director and officer of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

8.evidence that the SMMI Other Liabilities and the OGT Other Liabilities have been eliminated as liabilities of SMMI and OGT, respectively, without cost to SMMI or OGT, prior to the date of Completion;

9.evidence of arrangements for the prompt delivery of the corporate and limited liability minute books and all other Books and Records of SMMI and OGT, and such other documentation requested by the BMET Parties, acting reasonably.

Representations and Warranties

Each Parties to this Agreement mutually represents and warrants to each other Parties that:

•it is duly incorporated, amalgamated or continued and validly exists under the law of its place of incorporation, amalgamation or continuance;

•it is in good standing with respect to the filing of annual reports under the legislation under which it was incorporated, amalgamated or continued;

•it has full legal capacity and power to own its property and assets and to carry on its business; and to enter into this Agreement and to perform its obligations under this Agreement.

•it has taken all action (whether corporate or otherwise) that is necessary to authorize its entry into this Agreement and to perform its obligations under this Agreement (in the case of THMG, except for the THMG Shareholder Approvals, when this representation is being made at a time from the Execution Date until the earlier of (1) the Tranche 2 Completion Date, and (2) the date on which THMG advises BMET that the THMG Shareholder Approvals have been obtained) and has duly executed and delivered this Agreement;

•this Agreement constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms by appropriate legal remedy subject to laws generally affecting creditors' rights and to principles of equity; the execution, delivery and performance by it of this Agreement does not or will not (with or without the lapse of time, the giving of notice or both) contravene, conflict with or result in a breach of or default under its Charter Documents; in the case of the THMG Parties, any Charter Document of OGT; in the case of the THMG Parties, any Material Agreement; any material term or provision of any security arrangement, undertaking, agreement or deed; or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it or any of its property is bound;

•no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending or, to the best of its knowledge, threatened against it which if adversely decided could, in the reasonable opinion of the Party's management, have a material adverse effect on the Party's business, assets (including the Property) or financial condition or materially impair its ability to perform its obligations under this Agreement, or in the case of the THMG Parties, could result in any person obtaining or being confirmed to have any interest in SMMI, OGT or their respective assets (including any liability of SMMI or OGT to such person) except as expressly contemplated by this Agreement;

•no liquidator, trustee in bankruptcy, receiver or receiver and manager or other external administrator is currently appointed in relation to it or any of its property;

•to the best of its knowledge after making due enquiry, there are no facts, matters or circumstances which give any person the right to appoint or to apply to appoint (as the case may be) a liquidator, trustee in bankruptcy, receiver or receiver and manager or other external administrator to it or any of its property; and

•it is unaware of any material facts or circumstances that have not been disclosed in this Agreement, which should be disclosed to each other Party in order to prevent the representations and warranties in this section 3.1(1) from being materially misleading.

•The representations and warranties contained in section 3.1(1) will be treated as made and be binding upon each Party continuously during the term of this Agreement and each Party must immediately notify the other Parties if any of its representations and warranties set out in this section 3.1 are not true and correct in any material respect at any time during the term of this Agreement.

THMG Parties Representations and Warranties

Each THMG Party jointly and severally represents and warrants to the BMET Parties that except as expressly provided otherwise in this Agreement, no Permit of any Governmental Authority or other third person, and no registration, declaration or filing by any THMG Party with any such Governmental Authority is required in order for the THMG Parties to consummate the transactions contemplated by this Agreement; to execute and deliver all of the documents and instruments to be delivered by any THMG Party under this Agreement; to duly perform and observe the terms and provisions of this Agreement; and to render this Agreement legal, valid, binding and enforceable.

THMG Representations

(20)THMG is a reporting issuer in good standing under the Securities Laws of the Provinces of British Columbia and Alberta;

(21)the THMG Shares are registered under Section 12(g) of the U.S. Exchange Act;

(22)THMG is in compliance with its continuous disclosure requirements under Securities Laws, its public disclosure record does not contain any misrepresentation, as defined under those Securities Laws, and it is not aware of any material fact, as defined under those Securities Laws, that has not been publicly disclosed;

(23)THMG has timely filed with or furnished to the securities authorities under Securities Laws and the TSXV, the OTCQB and SEC all forms, reports, schedules, statements, certifications, material change reports and other documents required to be filed by THMG.  The THMG Disclosure Documents, at the time filed or, if amended, as of the date of such amendment:  (i) did not contain any misrepresentation (as defined under Securities Laws) and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the requirements of applicable securities legislation and the rules, policies and instruments of all Securities Authorities, the SEC, the OTCQB and the TSXV;

(24)THMG has complied with its obligation under Securities Laws to make timely disclosure of all material changes relating to it and no such disclosure has been made on a confidential basis and there is no material change relating to THMG that has occurred and with respect to which the requisite material change report has not been filed;

(25)the authorized capital of THMG consists of 200,000,000 shares, and 5,000,000 preferred shares, of which 57,645,579 THMG Shares and no preferred shares are issued and outstanding as fully paid and non-assessable on the Execution Date. All outstanding THMG Shares have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of THMG. Other than as disclosed in the THMG Disclosure Documents or as may be issued in connection with this Agreement, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to any shares in the capital of THMG or obligating THMG to issue or sell any shares of, or any other securities or interest in, THMG. THMG does not have outstanding or authorized any share appreciation, phantom share, profit participation or similar plans;

(26)THMG's issued and outstanding common shares are listed and posted for trading on the TSXV and have been admitted for trading on the OTCQB;

(27)the THMG Equity Placement Shares to be issued pursuant to the THMG Equity Placement will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 2 Completion Date (subject to usual qualifications) and the THMG Equity Placement Shares will at the time of issuance be listed on the TSXV and freely tradeable subject only to the resale restrictions as set out in the THMG Equity Placement Subscription Agreement and to compliance with applicable Securities Laws;

(28)no order ceasing or suspending trading in any securities of THMG or the trading of any of THMG's issued securities is currently outstanding and no proceedings for that purpose are, to the best knowledge of THMG, pending or threatened; no consent, approval, order or authorization of, or declaration or filing with, any Governmental Authority or other Person is required to be obtained by THMG in connection with the execution and delivery of this Agreement or the completion of the transactions contemplated under this Agreement other than: prior to the earlier of (i) the Tranche 2 Completion Date, and (ii) the date that THMG advises BMET that the THMG Shareholder Approvals have been obtained, the approval of the shareholders of THMG in accordance with the policies of the TSXV; and prior to the earlier of (i) the Tranche 2 Completion Date, and (ii) the date that THMG advises BMET that TSXV approval has been obtained, the approval of the TSXV; the issuance of the THMG Equity Placement Shares pursuant to this Agreement and the THMG Equity Placement Subscription Agreement has been, or will be at the time of issuance of such THMG Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of THMG; the audited consolidated financial statements of THMG for the year ended December 31, 2017 and the unaudited interim financial statements for the quarterly period ended September 30, 2018 included in the THMG Disclosure Documents (collectively, the "THMG Financial Statements"): were prepared in accordance with US GAAP accounting principles generally accepted in the United States of America for interim and annual financial information, respectively, and Applicable Law; complied as to form in all material respects with applicable accounting requirements the United States; and fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of THMG as of their respective dates;

(29)there are no liabilities or obligations of any nature (whether known or unknown, liquidated or unliquidated, due or to become due and whether absolute, accrued, contingent or otherwise) of THMG of any kind whatsoever, and there is no basis for any assertion against THMG of any liabilities or obligations of any kind, other than:

(a)the liabilities disclosed, reflected or provided for in the THMG Financial Statements;

(b)liabilities incurred since September 30, 2018 which were incurred in the ordinary course of business; and

(c)other liabilities or obligations disclosed in this Agreement;

(30)THMG maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the U.S. Exchange Act) that complies with the requirements of the U.S. Exchange Act.  THMG's internal control over financial reporting is effective. THMG maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the U.S. Exchange Act) that comply with the requirements of the U.S. Exchange Act; such disclosure controls and procedures are have been designed to ensure that material information relating to THMG is made known to THMG's principal executive officer and principal financial officer by others within THMG and its subsidiaries; such disclosure controls and procedures are effective; and there has been no change in THMG's disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect, THMG's disclosure controls and procedures;

(31)THMG and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, have conducted all activities on or in respect of its properties or those of its subsidiaries, as such properties are disclosed in the THMG Disclosure Documents, in material compliance with all applicable Law (including Anti-Corruption Law);

(32)there is no claim, action, proceeding or investigation pending or in progress or, to the knowledge of THMG, threatened against or relating to THMG or any of its subsidiaries or affecting any of their respective properties or assets before any Governmental Authority; none of THMG or its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict the right or ability of THMG or its subsidiaries, as the case may be, to conduct its business in all material respects as it has been carried on prior to the date hereof, or that would materially impede the consummation of the transactions contemplated hereby;

(33)all tax and other information returns required to be filed with respect to THMG or its assets, business or income, for all previous years or other reporting periods, under applicable Law (including the laws of the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates;

(34)the THMG Parties and OGT are the registered and beneficial owners of the material mineral interests and rights (including any mineral claims, mining claims, concessions, exploration licenses, exploitation licenses, prospecting permits, mining leases and mining rights) as disclosed in the THMG Disclosure Documents, which properties are held by the THMG Parties and OGT free and clear of all Encumbrances, other than Permitted Encumbrances.

The Property and Related Matters

(35)The Property is properly and accurately described in Schedule 1 and the Property comprises all of the real property interests held by the THMG Parties and OGT in Owyhee County, Idaho;

(36)OGT is the exclusive beneficial and registered or recorded owner of the Property, free and clear of any and all encumbrances, except Permitted Encumbrances and subject to the Mining Lease;

(37)SMMI is legally entitled to hold the SMMI Assets and will remain so entitled through and following the exercise of the Option or the termination of this Agreement, whichever is the earlier;

(38)OGT is legally entitled to hold the OGT Assets and will remain so entitled through and following the exercise of the Option or the termination of this Agreement, whichever is the earlier;

(39)all of the unpatented mining claims comprising the Property have been validly and properly located, staked, tagged and recorded (as the case may be), and all claim maintenance fees and filings have been timely and properly paid and completed in order to maintain the unpatented mining claims in good standing in accordance with the laws of the jurisdiction in which the Property is located and there are no disputes, threatened or now existing, as to title to or the location, staking, tagging or recording (as the case may be) or maintenance or validity of, those unpatented mining claims;

(40)the leases comprising the Property and described in Schedule 1 (collectively the "Leases") are (i) in good standing under all applicable laws and regulations, (ii) neither OGT nor the lessor under a Lease is in violation, breach or default under any such Lease, and there exists no condition or event which, with the giving of notice or lapse of time or both, reasonably could be expected to cause OGT to be in default under any such Lease;

(41)there is no renegotiation of or attempt to renegotiate any terms of any Lease and no party to a Lease has made written demand for such renegotiation. No party to any such Lease has taken, or threatened in writing to take, a position regarding the interpretation or application of any material term that is reasonably expected to result in dispute resolution or litigation;

(42)except for the Permitted Encumbrances, each of the THMG Party's interest in the Property (whether direct or indirect through the Mining Lease) is free and clear of any and all Encumbrances;

(43)without limiting section 3.2(27), and other than the Mining Lease, there are no outstanding agreements, options or other arrangements to acquire or purchase the Property or any interest in the Property and no person has any royalty or other interest whatsoever in production or profits from the Property;

(44)all work or expenditure obligations applicable to the Property, all reports of the work or expenditure and other requirements to be satisfied or filed to keep the Property in good standing which were to have been satisfied by the date this representation is being made have been filed and satisfied and there are no disputes, threatened or now existing, relating to such obligations;

(45)all rentals, taxes, assessments, renewal fees and other governmental charges applicable to, or imposed on, the Property which were due to be paid on or before the date this representation is being made have been timely paid in full;

(46)each THMG Party has made available to the BMET Parties all Exploration Data in its possession as at the date this representation is being made and that Exploration Data is true and correct in all material respects and no relevant Exploration Data in respect of the Property has been withheld;

(47)there are no actual, alleged, potential or future adverse claims, challenges, suits, actions, prosecutions, investigations or proceedings against or to, the ownership of, or title to, the Property or any challenge to any THMG Party's right, title or interest in the Property nor to the best of its knowledge is there any basis for any of the foregoing;

(48)no THMG Party has any notice, or knowledge, of any proposal to terminate, condemn or vary the terms of or rights attaching to, the Property from any Governmental Authority or other person having jurisdiction in any way over the Property;

(49)the Property does not lie within any protected area, rescued area, reserve, reservation or special needs lands as designated by any Governmental Authority having jurisdiction, that would impair the exploration for Minerals or the development of a mining project on the Property;

(50)there are no orders or directions relating to environmental matters that remain unresolved, place limitations on the activities that can be conducted on the Property, or require any work, repairs, construction or capital expenditures with respect to the Property or the conduct of the business; and, to the best of the THMG Parties' knowledge, (i) all activity on the Property has been in material compliance with applicable Environmental Laws; and (ii) conditions on and relating to the Property are in material compliance with Environmental Laws;

(51)there has been no Release of any Regulated Substance from, on, to, in, or under the Property or into the environment, except as expressly permitted or otherwise authorized by applicable Law, there are no facts, circumstances, or conditions that would reasonably be anticipated to result in the revocation, cancellation, suspension of any Permit or give rise to liability under any Environmental Law;

(52)except as is expressly permitted by the terms of the Mineral Rights comprising the Property or applicable Permits, no toxic or hazardous substance or waste has been treated, disposed of or is located or stored on the Property as a result of activities of a THMG Party or its predecessors in title or interest;

(53)there is no pending or ongoing claims or actions taken by or on behalf of any aboriginal persons with respect to any lands included in the Property.

Compliance with Applicable Law

(54)each THMG Party and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, and OGT, have conducted all activities on or in respect of the Property in compliance with all applicable Law (including Anti-Corruption Law).

TMRI Shares

(55)the authorized capital of TMRI consists of 100,000,000 shares of common stock with a par value  of US$0.001 per share and 5,000,000 preferred shares, of which 10,000,000 shares of common stock and 5,000,000 preferred shares are issued and outstanding as fully paid and non-assessable;

(56)THMG is the registered, legal and beneficial owner of 100% of the TMRI Shares, has good and marketable title to the TMRI Shares and the TMRI Shares are free and clear of any Encumbrance or third-party claim;

(57)THMG has not given or agreed to give any Encumbrance over any of the TMRI Shares;

(58)the TMRI Shares are validly issued and fully paid and no moneys are owing in respect of them;

(59)none of the TMRI Shares has been issued in violation of any applicable Laws or pre-emptive or other third-party rights and TMRI has not declared any dividend or other distribution and is not under any obligation to redeem or repurchase any shares or other securities issued by it;

(60)there is no shareholder agreement, voting trust, proxy or other agreement or understanding relating to the voting of the TMRI Shares;

(61)there are no agreements, arrangements or understandings in effect under which TMRI is obliged at any time to issue any shares or other securities of TMRI;

(62)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time, or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any TMRI Shares or other securities or assets of TMRI.

SMMI Shares

(63)the authorized capital of SMMI consists of 1,000 SMMI Shares, of which 1,000 SMMI Shares are issued and outstanding as fully paid and non-assessable;

(64)TMRI is the registered, legal and beneficial owner of 100% of the SMMI Shares, has good and marketable title to the SMMI Shares and the SMMI Shares are free and clear of any Encumbrance or third-party claim;

(65)neither TMRI nor THMG has given or agreed to give any Encumbrance over any of the SMMI Shares;

(66)the SMMI Shares are validly issued and fully paid and no moneys are owing in respect of them;

(67)none of the SMMI Shares has been issued in violation of any applicable Laws or pre-emptive or other third-party rights and SMMI has not declared any dividend or other distribution and is not under any obligation to redeem or repurchase any shares or other securities issued by it;

(68)there is no shareholder agreement, voting trust, proxy or other agreement or understanding relating to the voting of the SMMI Shares;

(69)there are no agreements, arrangements or understandings in effect under which SMMI is obliged at any time to issue any shares or other securities of SMMI;

(70)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time, or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any SMMI Shares or other securities or assets of SMMI.

No Indebtedness, Security or Claims

(71)except for the Permitted Encumbrances, TMRI, SMMI, OGT and their respective assets, including the OGT Assets and SMMI Assets, are not the subject of any Encumbrance and no THMG Party has given or agreed to give any Encumbrance over any of them or their respective assets;

(72)other than as disclosed in writing to the BMET Parties by the THMG Parties prior to the Execution Date, to the THMG Parties' knowledge, no person has any Claim of any nature against TMRI, SMMI, OGT or any of their assets, including the OGT Assets and SMMI Assets;

(73)SMMI has no liabilities except the South Mountain Project Liabilities and the SMMI Other Liabilities.  Each person to whom any such liability is owed has made a written commitment, which is binding, agreeing that such liability may be paid at any time prior to the 30th day following Completion, without interest or penalty;

(74)OGT has no financial or other liabilities of the type or nature that would be required to be included on a balance sheet prepared in accordance with US GAAP, except an intercompany liability owing to SMMI in the amount of US$245,512 and the OGT Reclamation Liability estimated in compliance with US GAAP at US$65,000.

Absence of Investments or Agreements

(75)None of TMRI, SMMI or OGT owns any shares or other securities in any person or has any obligation to acquire any assets from, or any interest in, any person other than (1) TMRI's existing ownership of SMMI as set forth in this Agreement, (2) SMMI's existing ownership of OGT as set forth in this Agreement, and (3) prior to Completion, SMMI's ownership of a 100% interest in each of the subsidiaries set forth in Section 3.1(60) of the THMG Disclosure Letter (each, an "Inactive Subsidiary").  Each Inactive Subsidiary is a limited liability company that has no operations, no assets and no liabilities.  No person other than SMMI holds any equity or other interest in, or securities of, any Inactive Subsidiary.  Prior to Completion, SMMI will either dissolve and wind up, or transfer to TMRI or THMG, each Inactive Company, without cost to SMMI, OGT or BMET.

Assets

(76)except for the Permitted Encumbrances, each of TMRI, SMMI and OGT owns and possesses and has a good marketable title to its assets free and clear of all Encumbrances;

(77)except for the Mining Lease, no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire the assets of SMMI, TMRI, OGT or any of them;

(78)all Permits required at the date this representation is being made for the uses to which the assets of SMMI, OGT and TMRI have been put, have been obtained and, to the knowledge of each THMG Party, are in good standing;

(79)the conditional use permits included in the OGT Assets are held in the name of OGT and are valid and in full force and effect, and all operations and activities on the Property have been conducted in compliance with the conditional use permits;

(80)any and all reclamation bonds and surety agreements relating to the Property are set forth on Schedule 2 of the Option Agreement.

Corporate Records/Books and Records

(81)The corporate or limited liability company records of each THMG Party and OGT, as required to be maintained by it pursuant to applicable Law, are accurate, complete and up to date in all material respects, and are maintained at the records office of each such entity. Without limiting the foregoing, the minute books of each of TMRI, SMMI and OGT contain true, correct and complete copies of the minutes of every meeting of its board of directors or manager, as applicable, and of its shareholders or members, as applicable, and every written resolution thereof during the periods covered by such minute books. All corporate or limited liability company proceedings and actions reflected in the records of each of TMRI, SMMI and OGT (including the minute books) have been, in all material respects, conducted or taken in compliance with applicable Law and with the Charter Documents of each of TMRI, SMMI and OGT.  The THMG Parties have made available to BMET complete, true and accurate copies of each Charter Document of each THMG Party and OGT and all other corporate or limited liability company records, minutes and resolutions requested by BMET;

(82)all transactions of each of TMRI, SMMI and OGT have been properly and accurately recorded in the appropriate books and the records of each of TMRI, SMMI and OGT and such books and records are correct and complete in all material respects and have been maintained and retained in accordance with applicable Law, including tax and corporate laws and regulations, accounting requirements and good business practice in the jurisdictions where each of TMRI, SMMI and OGT operates.

Tax and Tax Returns

(83)All Tax and other information returns required to be filed with respect to each of TMRI, OGT and SMMI and their assets (including the relevant parties of the Property), business or income, for all previous years or other reporting periods, under applicable Law (including the laws of Canada and the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for Tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates.

OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease

(84)Each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is in full force and effect and, except as expressly disclosed in this Agreement, is unamended and SMMI is not in default of any covenant or agreement arising under or by virtue of any of the OGT Operating Agreement, ISGC II Settlement Agreement, or Mining Lease;

(85)SMMI has made available to the BMET Parties a complete, true and accurate copy of each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease;

(86)each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is legal, valid, binding and enforceable on OGT and ISGC II, respectively, in accordance with their respective terms and constitutes legal, valid, binding and enforceable obligations of OGT and ISGC II as applicable;

(87)each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is the entire agreement between OGT and ISGC II, respectively, and SMMI with respect to the subject matter thereof, including the Property, and there are no other material agreements, arrangements or understandings between OGT, ISGC II and SMMI in respect of OGT or the Property other than contracts for services or such other agreements as may be contemplated by the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease;

(88)the ownership of OGT is as set forth in the OGT Operating Agreement, with SMMI owning 75 OGT Units for a 75% interest in OGT, and ISGC II owning 25 OGT Units for a 25% interest in OGT.  SMMI is the registered, legal and beneficial owner of its 75 OGT Units, has good and marketable title to the OGT Units (subject to the provisions of the OGT Operating Agreement), free and clear of any Encumbrance or third-party claim.

(89)the OGT Units are validly issued and fully paid, and no moneys are owing in respect of them;

(90)none of the OGT Units has been issued in violation of any applicable Laws or pre-emptive or other third-party rights and no dividend or other distribution has been declared and OGT is not under any obligation to redeem or repurchase any OGT Units or other securities issued by OGT;

(91)there are no agreements, arrangements or understandings in effect under which OGT is obliged at any time to issue any OGT Units or other securities of OGT;

(92)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any OGT Units or other securities or assets of OGT, except for SMMI's rights under the Mining Lease;

(93)SMMI is the sole manager of OGT;

(94)the creation of the Option and the execution of this Agreement by SMMI does not constitute a breach of, or default under, the OGT Operating Agreement, ISGC II Settlement Agreement or Mining Lease;

(95)all requisite consents of each of OGT and ISGC II has been obtained by the THMG Parties in respect of this Agreement.

Other Agreements

(96)None of the THMG Parties or OGT is party to any Material Agreement except as set out in Schedule 2 of the Option Agreement;

(97)none of the THMG Parties or OGT is in default of any covenant or agreement arising under or by virtue of the Material Agreements;

(98)the THMG Parties have made available to the BMET Parties complete, true and accurate copies of the Material Agreements, each of which is in full force and effect as of the date hereof;

(99)the creation of the Option, the execution and delivery of this Agreement and the performance by the THMG Parties of their respective obligations under this Agreement and the other documents and agreements referred to in this Agreement, does not and will not constitute a breach of, or default under, any Material Agreement.

Additional U.S. Securities Matters

(100)Neither OGT nor any THMG Party is an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended;

(101)TMRI is acquiring the BMET Consideration Shares solely for its own account, for investment purposes only, and not for resale or other distribution except in compliance with all applicable Securities Laws;

(102)TMRI has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the BMET Consideration Shares;

(103)TMRI has had access to such information regarding BMET, its business, assets, financial condition and prospects as it has deemed relevant and sufficient in determining whether to enter into this Agreement and acquire any interest in the BMET Consideration Shares;

(104)TMRI is not acquiring any BMET Consideration Shares as a result of any general solicitation or general advertising, as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act;

(105)TMRI understands that the BMET Consideration Shares have not been and will not be registered under the U.S. Securities Act or any other Securities Laws and will be issued in reliance upon exemptions from the registration requirements of all applicable Securities Laws;

(106)TMRI acknowledges and agrees that the BMET Consideration Shares will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and that upon issuance thereof, and until such time as BMET determines it is no longer required;

(107)TMRI acknowledges and agrees that it cannot and will not offer, sell or otherwise transfer the BMET Consideration Shares or the right to acquire such shares except (a) to BMET, (b) outside the United States in compliance with (1) Rule 903 or (2) Rule 904 of Regulation S under the U.S. Securities Act, (c) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and, in the case of (b)(1), (c) or (d), the holder has furnished to BMET an opinion to such effect from counsel of recognized standing satisfactory to BMET prior to such transfer, and in the case of (b)(2), the holder has furnished to BMET such an opinion or other evidence to such effect satisfactory to BMET and its transfer agent prior to such transfer;

(108)TMRI acknowledges that the financial statements of BMET are prepared in accordance with IFRS, which differs from U.S. GAAP, and therefore such financial statements may not be comparable to financial statements of U.S. public companies; and

(109)TMRI agrees that it is solely responsible for determining the tax consequences to it and its Affiliates of this Agreement and the transactions contemplated thereby, including its acquisition or disposition of the BMET Consideration Shares; without limiting the foregoing, no representation or warranty is made by BMET regarding whether BMET has been or will be a "passive foreign investment company" for U.S. federal tax purposes.

Accuracy of Information

(110)The Disclosure Material that was provided by or on behalf of the THMG Parties was provided in good faith and in so doing each THMG Party has not:

(a)omitted anything material to the SMMI Shares or the Assets including the relevant parts of the Property from such Disclosure Material that has not separately been disclosed in writing to the BMET Parties; or

(b)included anything materially misleading in such Disclosure Material; and

(111)it is unaware of any material facts or circumstances that have not been disclosed in this Agreement, which should be disclosed to the BMET Parties in order to prevent the representations and warranties in this section 3.2 from being materially misleading.

SMMI Financial Statements

The unaudited financial statements of SMMI for the year ended December 31, 2018, and any other more recent financial statements provided to the BMET Parties pursuant to the terms of this Agreement (collectively, the "SMMI Financial Statements"): were prepared in accordance with either accounting principles generally accepted in the United States of America or International Financial Reporting Standards, as identified therein, for interim and annual financial information, respectively, and Applicable Law; and fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of SMMI as of their respective dates.

Absence of Certain Events

(a)From September 30, 2018 through the Execution Date: neither a THMG Party nor OGT has sold, leased, licensed, transferred or assigned any of its assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

(b)Neither a THMG Party nor OGT has entered into any contract (or series of related contracts) either involving more than $100,000 or outside the ordinary course of business;

(c)No party (including any THMG Party or OGT) has accelerated, suspended, terminated, modified or canceled any contract to which a THMG Party or OGT is a party or by which any of them is bound that would have been  material to the THMG Party or OGT at the time of any such action;

(d)No Encumbrance has been placed on any assets of a THMG Party or OGT (other than a Permitted Encumbrance);

(e)Neither a THMG Party nor OGT has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other person (or series of related capital investments, loans and acquisitions) either involving more than $100,000 or outside the ordinary course of business or acquired (by merger, exchange consolidation, acquisition of stock or assets or otherwise) any person;

(f)Neither a THMG Party nor OGT has issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money (including advances on existing credit facilities) either involving more than $50,000 individually or $100,000 in the aggregate;

(g)Neither a THMG Party nor OGT has delayed, postponed or accelerated the payment of accounts payable or other liability or the receipt of any accounts receivable, in each case outside the ordinary course of business;

(h)Neither a THMG Party nor OGT has canceled, compromised, waived or released any right or claim (or series of related rights or claims) either involving more than $100,000 or outside the ordinary course of business;

(i)There has been no change made or authorized in the organizational documents of any THMG Party or OGT;

(j)Neither THMG Party nor OGT has issued, sold or otherwise disposed of any of its capital stock or equity interests, or granted any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock or equity interests;

(k)Neither a THMG Party nor OGT has declared, set aside or paid any dividend or made any distribution with respect to its capital stock or equity interests (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock or split, combined or reclassified any outstanding shares of its capital stock or equity interests;

(l)Neither a THMG Party nor OGT has granted any increase in the base compensation or made any other change in employment terms of any of its directors, officers or employees outside the ordinary course of business;

(m)Neither a THMG Party nor OGT has made any change in accounting principles or practices from those utilized in the preparation of the THMG Financial Statements; and

(n)Neither a THMG Party nor has committed to take any of the actions described in this section.

Employees and Employee Benefits

(112)Neither SMMI nor OGT has any employees, independent contractors or consultants or has entered into any agreement with any employee, independent contractor or consultant. The employment of Eric Jones, Larry Thackery and Jim Collord with SMMI was terminated effective July 31, 2018 and SMMI has no further obligations or liability to each of Eric Jones, Larry Thackery and Jim Collord with respect to such employment other than the amounts set forth in Section 1.1(110) of the THMG Disclosure Letter, and which form part of the South Mountain Project Liabilities. Other than such amounts, neither SMMI nor OGT has any change of control, termination, severance or other similar type payments due, payable or owing, or that may become payable or owing, to SMMI personnel or any other person in relation to an acquisition, merger, consolidation, sale or other disposition of all or substantially all assets of SMMI or OGT, including without limitation following Completion as a direct or indirect result of exercise of the Option.  Each of SMMI and OGT has complied at all times with all applicable Laws relating to employment, employee benefits, and employment practices and those relating to the calculation and payment of wages, equal employment opportunity (including Laws prohibiting discrimination and/or harassment or requiring accommodation on the basis of race, color, national origin, religion, gender, disability, age, sexual orientation or otherwise), affirmative action and other hiring practices, occupational safety and health, workers' compensation, unemployment compensation, the payment of social security and other taxes, and unfair labor practices under the National Labor Relations Act or applicable state law.

(113)Neither SMMI nor OGT has any pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing.

Insurance

THMG has provided the BMET Parties with true and complete copies of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers' compensation, vehicular, directors' and officers' liability, fiduciary liability and other casualty and property insurance maintained by the THMG Parties (including SMMI) and relating to the assets, business, operations, employees, officers and directors of SMMI or OGT (collectively, the "Insurance Policies").  Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. No THMG Party has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Completion, will be paid prior to Completion in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the THMG Party. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage.  The Insurance Policies are of the type and in the amounts customarily carried by persons conducting a business similar to the THMG Parties and are sufficient for compliance with all applicable Laws and contracts to which the THMG Parties are a party or by which they are bound.

No Broker

No person will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any contract made by or on behalf of a THMG Party for which the BMET Parties, SMMI or OGT is or could become liable or obligated.

Solvency

None of the THMG Parties or OGT is an Insolvent Party.

THMG Shareholder Approvals

The THMG Shareholder Approvals will be satisfied and obtained if, in accordance with applicable corporate law, either: (i) THMG obtains the written consent of the holders of more than 50% of the voting rights attributable to the outstanding THMG Shares; or (ii) THMG obtains the approval of at least 50% of the votes cast by holders of the THMG Shares entitled to vote at such meeting.

When THMG Warranties Given

The representations and warranties given in and under section 3.2 of the Agreement by the THMG Parties will be treated as made and be binding upon the THMG Parties continuously during the term of this Agreement, subject to any changes to the representations and warranties as a direct result of actions or matters taken, directed or agreed to in writing by the BMET Parties during such period.

Each THMG Party must immediately notify the BMET Parties if any of its representations and warranties set out in section 3.2 are not true and correct in any material respect at any time prior to the date of exercise by BMET USA of the Option.

BMET Parties Representations and Warranties

Each BMET Party jointly and severally represents and warrants to the THMG Parties that:

(1)BMET is a reporting issuer in good standing under the Securities Laws of the Provinces of British Columbia and Alberta, is not in default of its obligations under those Securities Laws;

(2)BMET is in compliance with its continuous disclosure requirements under Securities Laws, its public disclosure record does not contain any misrepresentation, as defined under those Securities Laws, and it is not aware of any material fact, as defined under those Securities Laws, that has not been publicly disclosed;

(3)BMET has timely filed with or furnished to the securities authorities under Securities Laws and the TSXV all forms, reports, schedules, statements, certifications, material change reports and other documents required to be filed by it (collectively, the "BMET Disclosure Documents").  The BMET Disclosure Documents, at the time filed or, if amended, as of the date of such amendment:  (i) did not contain any misrepresentation (as defined under Securities Laws) and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the requirements of applicable securities legislation and the rules, policies and instruments of all Securities Authorities and the TSXV;

(4)BMET has complied with its obligation under Securities Laws to make timely disclosure of all material changes relating to it and no such disclosure has been made on a confidential basis and there is no material change relating to BMET that has occurred and with respect to which the requisite material change report has not been filed;

(5)the authorized capital of BMET consists of an unlimited number of common shares of which 69,048,577 common shares are issued and outstanding as fully paid and non-assessable as of the Execution Date. All outstanding BMET common shares have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of BMET. Other than as disclosed in the BMET Disclosure Documents or as may be issued in connection with this Agreement, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to any shares in the capital of BMET or obligating BMET to issue or sell any shares of, or any other securities or interest in, BMET. BMET does not have outstanding or authorized any share appreciation, phantom share, profit participation or similar plans;

(6)BMET's issued and outstanding common shares are listed and posted for trading on the TSXV and the Tranche 2 Shares will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 2 Completion Date (subject to usual qualifications) and the Tranche 2 Shares will at the time of issuance be freely tradeable subject only to the resale restrictions, including a hold period, under applicable Securities Laws and as set out in section 4.6 of this Agreement;

(7)no order ceasing or suspending trading in any securities of BMET or the trading of any of BMET's issued securities is currently outstanding and no proceedings for that purpose are, to the best knowledge of BMET, pending or threatened;

(8)no consent, approval, order or authorization of, or declaration or filing with, any Governmental Authority or other Person is required to be obtained by the BMET Parties in connection with the execution and delivery of this Agreement or the completion of the transactions contemplated under this Agreement, including exercise of the Option, other than the approval of the shareholders of BMET in respect of the issuance of the Tranche 6 Shares in accordance with the policies of the TSXV; and the approval of the TSXV; the audited consolidated financial statements of BMET for the year ended December 31, 2017, and the eleven month period ending December 31, 2016 (including any of the notes or schedules to and the auditor's report on such financial statements) and the unaudited interim financial statements for the three and nine months ended September 30, 2018 included in the BMET Disclosure Documents (collectively, the "BMET Financial Statements"): were prepared in accordance with IFRS and Applicable Law; complied as to form in all material respects with applicable accounting requirements in Canada; and fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of BMET as of their respective dates; except as disclosed in the BMET Disclosure Documents, there are no liabilities or obligations of any nature (whether known or unknown, liquidated or unliquidated, due or to become due and whether absolute, accrued, contingent or otherwise) of BMET of any kind whatsoever, and there is no basis for any assertion against BMET of any liabilities or obligations of any kind, other than: the liabilities disclosed, reflected or provided for in the BMET Financial Statements; liabilities incurred since September 30, 2018 which were incurred in the ordinary course of business; and other liabilities or obligations disclosed in this Agreement;

(9)BMET and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, have conducted all activities on or in respect of its properties, as such properties are disclosed in the BMET Disclosure Documents in compliance with all applicable Law (including Anti-Corruption Law);

(10)there is no claim, action, proceeding or investigation pending or in progress or, to the knowledge of BMET, threatened against or relating to BMET or any of its subsidiaries or affecting any of their respective properties or assets before any Governmental Authority; none of BMET or its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict the right or ability of BMET or its subsidiaries, as the case may be, to conduct its business in all material respects as it has been carried on prior to the date hereof, or that would materially impede the consummation of the transactions contemplated there by;

(11)all tax and other information returns required to be filed with respect to BMET or its assets, business or income, for all previous years or other reporting periods, under applicable Law (including the laws of Canada and the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates;

(12)BMET and its subsidiaries are the registered and beneficial owners of the material mineral interests and rights (including any mineral claims, mining claims, concessions, exploration licenses, exploitation licenses, prospecting permits, mining leases and mining rights) as disclosed in the BMET Disclosure Documents, which properties are held by BMET and its subsidiaries free and clear of all Encumbrances;

(13)the issuance of the Tranche 2 Shares pursuant to this Agreement has been, or will be at the time of issuance of such Tranche 2 Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of BMET;

(14)if BMET USA elects to exercise the Option, the Tranche 6 Shares will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 6 Payment Date (subject to usual qualifications) and the Tranche 6 Shares will at the time of issuance be freely tradeable and subject only to the resale restrictions, including a hold period, under applicable Securities Laws and as set out in section 4.6 of this Agreement; and the issuance of the Tranche 6 Shares will be at the time of issuance of such Tranche 6 Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of BMET;

(15)no person has any conflicting right, contingent or otherwise, to purchase or to be offered for purchase, the BMET Shares to be issued pursuant to this Agreement; and

(16)the authorized capital of BMET USA consists of 1,000 shares of common stock of which 100 shares  are issued and outstanding as fully paid and non-assessable. All outstanding shares of BMET USA have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of BMET USA.

When BMET Warranties Given

(1)The representations and warranties given in and under section 3.4 by the BMET Parties will be treated as re-made and be binding upon BMET as at the date of each issuance of BMET Consideration Shares, subject to any changes to the representations and warranties as a direct result of actions or matters taken, directed or agreed to by BMET during such period.

(2)BMET Party must immediately notify THMG if any of its representations and warranties set out in section 3.4 are not true and correct in any material respect at any time prior to the date of exercise by BMET USA of the Option.

Covenants and Agreements

The Covenants of the THMG parties are as follows:

•THMG shall use commercially reasonable efforts to obtain all requisite shareholder approvals of this Agreement and the transactions contemplated hereunder as required by the TSXV and SEC.

•During the period from the Execution Date to the Tranche 2 Completion Date, THMG shall not, directly or indirectly, issue, sell, offer, or otherwise dispose of, or agree to, or announce any intention to, issue, sell, offer, or otherwise dispose of, any additional THMG Shares or any securities convertible or exchangeable into THMG Shares.

•In the event that the Tranche 2 Conditions Precedent are not satisfied on or before the Outside Date by virtue of THMG Shareholder Approvals not having been obtained for any reason, then this Agreement shall terminate and THMG shall pay the Termination Payment of $100,000 to BMET as liquidated damages in consideration of BMET's rights under this Agreement by wire transfer of immediately available funds.

•THMG may complete one or more equity financings (the "Permitted Financings"), so long as the issuance of securities pursuant to each Permitted Financing, does not and will not result in the THMG Supporting Shareholders holding or controlling at any time prior to the THMG Shareholder Approvals having been obtained, in the aggregate, shares carrying 50% or less of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis.

General

During the term of this Agreement, THMG will cause TMRI to observe and perform each covenant and obligation to be observed and performed by TMRI under this Agreement; will cause SMMI to observe and perform each covenant and obligation to be observed and performed by SMMI under this Agreement; and unconditionally and irrevocably guarantees to BMET the due and punctual performance by TMRI and SMMI of each covenant and obligation to be observed and performed by TMRI and SMMI, as applicable, under this Agreement.

Additionally, during the term of this Agreement, BMET will cause BMET USA to observe and perform each covenant and obligation to be observed and performed by BMET USA under this Agreement; and unconditionally and irrevocably guarantees to THMG the due and punctual performance by BMET USA of each covenant and obligation to be observed and performed by BMET USA under this Agreement.

Encumbrances

Except as expressly provided otherwise by this Agreement, during the term of this Agreement the THMG Parties will not allow or permit the creation of, or if created, permit to remain, any Encumbrance, other than the Permitted Encumbrances upon the Property or any other assets of OGT or SMMI or the SMMI Shares, without the express prior written approval of BMET first being obtained (which approval may be refused, withheld or conditioned at the absolute discretion of BMET).

Grant of Surface Rights

Prior to the grant by the THMG Parties of any Surface Rights not required by applicable Law, and unless otherwise required by applicable Law, SMMI must, at least twenty (20) Business Days prior to the grant of any such Surface Rights not required by applicable Law, give notice to BMET describing the Surface Right proposed to be granted and the part or area of the Property which will be subject to that Surface Right and must obtain BMET's prior written agreement to the grant of the Surface Right.

If within ten (10) Business Days after receipt by BMET of a Surface Right Notice, BMET does not give notice to SMMI objecting to the grant of the Surface Right described in the Surface Right Notice

(together with, in summary form, the reasons for its objection) then BMET will be deemed to have agreed to the grant of the Surface Right referred to in the Surface Right Notice and it shall be a Permitted Encumbrance.

If BMET objects to the grant of a Surface Right in accordance with section 5.4(2), then such objection will constitute a Dispute which either SMMI or BMET may require be resolved in accordance with section 14.

Unless otherwise required by applicable Law, BMET may by notice to SMMI, require that the grant of any Surface Right or memorandum of such grant be recorded in the recording district where the Property (or the relevant part of it) is located and SMMI will promptly effect any such recording.

No Transfer of Property or Assets

Except as expressly provided otherwise by this Agreement, during the term of this Agreement no THMG Party will allow or permit TMRI, SMMI or OGT to enter into any agreement or understanding to, sell, transfer, assign or otherwise dispose of any of their respective assets, the Property, the SMMI Shares or any interest therein without the express written consent of BMET first being obtained.

No Transfer of Shares or Control

During the term of this Agreement, the THMG Parties will ensure that TMRI remains a wholly-owned subsidiary of THMG and Controlled by THMG; ensure that SMMI remains a wholly-owned subsidiary of TMRI and Controlled by THMG and/or TMRI; ensure that OGT remains a 75% owned subsidiary of SMMI and Controlled by SMMI not allow TMRI, SMMI or OGT to issue, enter into or grant any right, agreement, warrant, option or commitment, present or future, contingent or absolute, or anything capable of becoming a right, agreement or option with the passage of time or the occurrence of any event or otherwise:

•to transfer, assign or otherwise dispose of any of the TMRI Shares, SMMI Shares or OGT Units;

•to create, or if created, permit to remain, any Encumbrance upon any of the TMRI Shares, SMMI Shares or OGT Units;

•to require TMRI to issue any further or other shares or any other security or other instrument convertible or exchangeable into shares of TMRI or to convert or exchange any security or other instrument into or for shares of TMRI;

•for the issue or allotment of any of the unissued shares of TMRI;

•to require TMRI to purchase, redeem or otherwise acquire any of TMRI Shares;

•to purchase or acquire any TMRI Shares;

•for TMRI to incur any indebtedness, except for such indebtedness as may be incurred in the normal and ordinary course of business consistent with past practices;

•to require SMMI to issue any further or other shares or any other security or other instrument convertible or exchangeable into shares of SMMI or to convert or exchange any security or other instrument into or for shares of SMMI;

•for the issue or allotment of any of the unissued shares of SMMI;

•to require SMMI to purchase, redeem or otherwise acquire any of SMMI Shares;

•to purchase or acquire any SMMI Shares;

•for SMMI to incur any indebtedness or liabilities without the prior written consent of BMET;

•to require OGT to issue any further or other equity units or any other security or other instrument convertible or exchangeable into equity units of OGT or to convert or exchange any security or other instrument into or for equity units of OGT;

•for the issue or allotment of any of the unissued equity units of OGT;

•to require OGT to purchase, redeem or otherwise acquire any OGT Units;

•to purchase or acquire any OGT Units; or

•for OGT to incur any indebtedness or liabilities with the prior written consent of BMET;

•cause TMRI, SMMI and OGT not to:

(i)amalgamate, merge, consolidate or otherwise enter into an arrangement, scheme or other business combination or corporate reorganization (including any and all spin offs) with any other person or acquire all or substantially all of the shares or the business or assets of any other person, or agree to do any of the foregoing;

(ii)make changes to its Charter Documents;

(iii)increase, reduce or otherwise change its share capital, or transfer an amount to its share capital account from any of its other accounts, or allot or issue any shares or any securities or loan capital convertible into shares, or purchase, redeem, retire or acquire any such shares or securities, or agree to do so, or sell or give any option, right to purchase, mortgage, charge, pledge, lien or other form of security or encumbrance over any such shares or securities;

(iv)without the prior written consent of BMET, acquire or dispose of any of its material assets or acquire any mineral rights, dispose of any mineral rights, enter into a capital commitment or make any unusual or extraordinary expenditures (whether capital or operating);

(v)change the nature of its business or do any act or thing that would materially adversely affect its business, assets, prospects or financial condition;

(vi)form or dissolve a subsidiary or make any investment in another person, except as contemplated by this Agreement;

(vii)make any changes to its directors, officers, managers, employees or consultants, or the salaries, benefits or other consideration being provided thereto, other than as contemplated in this Agreement and as required to enable the THMG Parties to perform their obligations under this Agreement; or

(viii)without the prior written consent of BMET, make or implement a Material Decision.

No Dividends or Distributions

During the term of this Agreement, each THMG Party will cause TMRI, SMMI and OGT not to declare, pay or commit itself to pay any dividend or other distribution with respect to any share in the capital of TMRI or SMMI, or any equity unit of OGT, as the case may be, or other ownership interest in TMRI, SMMI, or OGT or in any of their respective assets or business without the express written consent of BMET first being obtained.

Conduct of Business

During the term of this Agreement, each THMG Party will cause each of TMRI, SMMI and OGT to carry on its business only in the normal and ordinary course consistent with past practices, which includes the maintenance of all insurance policies existing at the Execution Date, and except as required to give effect to this Agreement. BMET and its Personnel will be entitled to inspect and copy the corporate, financial and other records and documents pertaining to each TMRI Party and OGT at all reasonable times upon reasonable notice.

SMMI Financial Statements

The THMG Parties shall deliver to BMET: (1) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of SMMI (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders' equity as of the end of such year, all such financial statements prepared in accordance with US GAAP and audited and certified by independent public accountants registered with the Public Company Accounting Oversight Board selected by SMMI; and (2) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of SMMI (i) an unaudited balance sheet as of the end of such year, (ii) unaudited statements of income and of cash flows for such year, and (iii) an unaudited statement of stockholders' equity as of the end of such year, all prepared in accordance with US GAAP.

OGT Operating Agreement

During the term of this Agreement, the THMG Parties will ensure that SMMI observes and performs each covenant and obligation to be observed and performed by SMMI under the OGT Operating Agreement and ensure that SMMI does not assign, transfer, encumber or otherwise deal with its rights and interests under the OGT Operating Agreement. THMG Parties will give to BMET any documents required by BMET which record or evidence the THMG Parties' performance of each covenant and obligation to be observed or performed by SMMI under the OGT Operating Agreement.

Indemnification

BMET indemnifies and must keep indemnified the THMG Parties from and against any Claim made or brought by any third party against the THMG Parties which arises out of or in connection with the breach of any representation or warranty given or made by a BMET Party under this Agreement; or

the breach of, or failure by, a BMET Party or its Personnel to perform any covenant or obligation of BMET under this Agreement.

THMG indemnifies and must keep indemnified the BMET Parties from and against any Claim made or brought by any third party against a BMET Party or SMMI which arises out of or in connection with:

•the breach of any representation or warranty given or made by a THMG Party under this Agreement;

•the breach of, or failure by, any THMG Party or its Personnel to perform any covenant or obligation of any THMG Party under this Agreement;

•any act, matter, event or other circumstance that occurred or arose in connection with the Property or a THMG Party prior to the Execution Date including the presence, release or discharge of any Regulated Substance;

•any and all Claims by the Net Proceeds Royalty Owners (as defined in the South Mountain Mining Deed) to any rights or amounts as may become due them, if any, under the South Mountain Mining Deed or under the South Mountain Property Agreement of August 31, 1990, by and among the SMMI, Harry J Sykes and the Sellers (as defined that certain Stock Sale Agreement, dated May 31, 2007); or

•any other matter that THMG and BMET agree upon in writing prior to the Tranche 2 Completion Date with respect to any Encumbrances, liabilities, obligations or title defects relating to the Property, SMMI or OGT that BMET may become aware of prior to the Tranche 2 Completion Date.

It is not necessary for an indemnified Party to incur expense or make payment before enforcing a right of indemnity conferred by this Agreement. A reference to a third party does not include the Personnel of a Party.

Indemnification and Third-Party Claims

•All claims for indemnification by an indemnified Party under section 11.1(1) or section 11.1(2) as to a third party claim asserted or initiated against such indemnified Party must be asserted and resolved as set out in this section 11.2.

•If any third party notifies a Party indemnified under section 11.1(1) or section 11.1(2) ("Indemnified Party") with respect to any matter (a "Third-Party Claim") that may give rise to a claim for indemnification against a Party ("Indemnifying Party") under section 11.1(1) or section 11.1(2), then the Indemnified Party must promptly (and in any event within ten (10) Business Days after receiving notice of the Third-Party Claim from such third person) notify the Indemnifying Party of the Third-Party Claim.

•Notwithstanding section 11.1(2), no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party of any of its obligations under section 11.1(1) or section 11.1(2), as the case may be, unless and then solely to the extent that the Indemnifying Party is irrevocably prejudiced by such delay.

•The notice given by the Indemnified Party under section 11.1(2) must include a description of the Third-Party Claim and copies of all documents relating to the Third-Party Claim. The

Indemnifying Party will have the right to assume and thereafter conduct the defense of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party, except in the event of a conflict of interest, in which case the Indemnified Party will have the right to retain its own counsel at the cost of the Indemnifying Party. Notwithstanding the foregoing the Indemnifying Party must not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed) unless the judgment or proposed settlement fully releases the Indemnified Party with respect to such Third-Party Claim or involves only the payment of money damages that are covered in full by the indemnity and does not impose an injunction or other equitable relief upon the Indemnified Party and is subject to confidentiality provisions acceptable to the Indemnified Party (which approval of such provisions must not be unreasonably withheld, conditioned or delayed by the Indemnified Party).

•An election to assume the defense of a Third-Party Claim will not be deemed to be an admission that the Indemnifying Party is liable to the Indemnified Party in respect of such Third-Party Claim. Unless and until the Indemnifying Party assumes the defense of the Third-Party Claim as provided for in this section 11.2 the Indemnified Party may defend against the Third-Party Claim in any manner it reasonably may deem appropriate.

•To the extent the Indemnifying Party controls or participates in the defense, settlement or compromise of a Third-Party Claim, the Indemnified Party must, from time to time provide the Indemnifying Party and its counsel access to, during normal business hours, documentation and her information of the Indemnified Party relevant to the Third-Party Claim but excluding any documentation or advice (whether in permanent or electronic form) the disclosure of which would cause the Indemnified Party to breach any contract of insurance to which the Indemnified Party or its Affiliates is a party; or which is the subject of legal professional privilege; or which is confidential or proprietary information of the Indemnified Party permit the Indemnifying Party and its counsel to consult with the Personnel and counsel of the Indemnified Party; and co-operate with the Indemnifying Party in any reasonable manner requested by the Indemnifying Party and use commercially reasonable efforts to assist the Indemnifying Party in the defense, settlement or compromise of such Third-Party Claim as and when requested by the Indemnifying Party.

THMG Board of Directors Following the Exercise of the Option Agreement

There is no anticipated change in the Thunder Mountain Gold Board of Directors following the exercise of the Option Agreement. A list of the Company Directors and Officers is included below.

Directors and Executive Officers:

Name	Age	Office with the Company	Appointed to Office
Eric T. Jones	56	President, Chief Executive Officer, Director	March, 2006
E. James Collord	72	Vice-President, Chief Operating Officer	Since 1978
Paul Beckman	65	Director	February 2017
Ralph Noyes	71	Director	May 2016
Douglas J. Glaspey	66	Director	June 2008
Joseph H. Baird	64	Director	January, 2014
Larry D. Kornze	68	Director	January 2013
James A. Sabala	64	Director	October 2016
Larry Thackery	60	CFO	January 2013

Background and experience:

Eric T. Jones – President and Chief Executive Officer - has over 30 years of mining, and financial experience, with a B.S. in Geological Engineering from the University of Idaho.  Mr. Jones joined the Board of Thunder Mountain Gold in 2006, and the Board appointed him to the position of Secretary/Treasurer in 2007.  In February 2008, Mr. Jones joined the management of Thunder Mountain Gold, Inc. as Chief Financial Officer, and Vice President of Investor Relations. In 2011 Mr. Jones was appointed President and Chief Executive Officer. Mr. Jones was General Mine Manager at Dakota Mining`s Stibnite Mine gold heap leach operation in central Idaho.  He has held management positions for Hecla Mining at their Yellow Pine Mine, Stibnite, Idaho, and Environmental Manager at their Rosebud Mine, Lovelock, Nevada.  Prior to working with Hecla, Eric was the mine engineer at the Cactus Gold Mine in southern California and has worked throughout the western U.S. in both precious metals and oil and gas exploration.

E. James Collord has a MS degree in exploration geology from the Mackay School of Mines, University of Nevada, Reno (1980).  He has been a mining professional for 37 years, employed in a variety of capacities, including mill construction superintendent, exploration geologist, mine construction and reclamation manager, and in environmental and lands management.  During the period 1975 through 1997, Mr. Collord worked for Freeport Exploration where he worked with a successful exploration team that discovered several Nevada mines.  Later in his Freeport career, he managed mining operations and lead permitting efforts.  For the period 1997 through 2005, Mr. Collord was Environmental and Lands Superintendent at Cortez Gold Mines, a large Nevada mine that was a joint venture between Placer Dome and Kennecott Minerals. After retirement from Cortez, and until his employment by Thunder Mountain Gold, Inc. in April 2007, he managed the Elko offices for environmental and hydrogeologic consulting groups. He is the grandson of Daniel C. McRae, the original locator of the gold prospects in the Thunder Mountain Gold Mining District in the early 1900s.

Paul Beckman is an entrepreneur and owner of Bella Vista Farms, in Eagle Idaho. Paul serves as Manager and Consultant to the Camille Beckman Corporation where he oversees technology, accounting systems, and daily facility operations. He currently serves on the Board of the Camille Beckman Foundation, and is the co-owner of two small gold mines in central Idaho. Paul attained the rank of Lieutenant Colonel in the United States Air Force where he was a Director - Contracting Automation Systems, managing over 150 personnel responsible for Air Force Contracting Systems. During his service he consolidated two major commands and served as a Missile Launch Officer, Pilot, and Contracting Officer. Paul earned his M.A., in Administration at Webster College, and a B.Sc. in Agricultural Economics from the University of Idaho.

Ralph Noyes was appointed as Director on April 10, 2015. Mr. Noyes brings over 40 years of experience in exploration, mine and project management, executive management, junior mining company boards, and including 15 years in investment portfolio management with Salomon Smith Barney, then Wells Fargo Advisors.  Ralph has a wealth of operational experience, most notably Manager of Mines and Vice President of Metal Mining with Hecla Mining Company.  Ralph oversaw all of Hecla`s operating mines in Idaho, Washington, Alaska, Utah, Nevada, and Mexico.  Mr. Noyes took a temporary leave from the Company`s Board on February 17, 2016 due to a conflict that was brought to his attention by a previous employer. He was reinstated on the Board in May of 2016.

Douglas J. Glaspey was formerly President, Chief Operating Officer and a Director of U.S. Geothermal Inc. which was purchased in April 2018 Mr. Glaspey has 38 years of operating and management experience with experience in production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting.  He was Sinter Plant Superintendent for ASARCO at the Glover Lead Smelter in Missouri, Chief Metallurgist at Earth Resources Company at the DeLamar Silver Mine in Idaho, Chief Metallurgist for Asamera Minerals at the Cannon Gold Mine in Washington, Project Manager for Atlanta Gold Corporation at the Atlanta Project in Idaho and Ramrod

Gold Corporation in Nevada.  He formed and served as an executive officer of several private resource companies in the U.S., including Drumlummon Gold Mines Corporation and Black Diamond Corporation.  He founded U.S. Cobalt Inc. in l998 and took the company public on the TSX Venture Exchange in March 2000. In December 2003, he led a Reverse Take Over and transformed the company to U.S. Geothermal Inc. changing the business from mineral exploration to geothermal development.  US Geothermal was traded on the NYSE MKT exchange.  He holds a BS degree in Mineral Processing Engineering and an Associate of Science in Engineering Science.

Joseph H. Baird was appointed as Director on January 9, 2014. Mr. Baird brings over 30 years of mineral law experience to Thunder Mountain Gold. Mr. Baird is currently a partner in the Boise, Idaho law firm of Baird Hanson LLP, which firm has been lead counsel for permitting more mining projects in Idaho than any other law firm. Mr. Baird has provided environmental and mining counsel to a wide variety of New York Stock Exchange, Toronto Stock Exchange and venture capital mineral companies, including base and precious metal production companies, industrial mineral producers, exploration and mineral land management companies. He currently sits on the Board of the American CuMo Mining Corporation, which is advancing the “largest un-mined molybdenum deposit in the world” in Boise County, Idaho. Mr. Baird was President of the Northwest Mining Association (now the “American Exploration & Mining Association”) in 2011, which during his tenure, he represented the Mining Industry before the United States Congress regarding U.S. Critical Materials production and Environmental regulation.  In 2013, Mr. Baird was awarded the 120-year-old American Exploration & Mining Association highest individual honor, the “Life Member Award” for lifetime achievement.  Mr. Baird’s experience includes positions with the Law Departments of American Mining Congress in Washington, D.C., Exxon Minerals Company, USA in Houston, Texas, and Union Pacific Resources in Denver, Colorado.  Mr. Baird was also an Environmental Protection Scientist for the United States Environmental Protection Agency in Washington, D.C.  Mr. Baird has been a frequent author of publications on mining and environmental protection over his illustrious career.

Larry D. Kornze, B.Sc. joined the Board in January 2013, and is geological engineer with over 45-years’ experience in the precious metals industry. Mr. Kornze was the General Manager of Exploration and U.S. Exploration Manager for Barrick Gold Corporation (NYSE: ABX) from 1987 to 2001, on projects ranging from the Americas to International projects, including Mexico, Central America, China, Philippines, Myanmar, Ethiopia, Uzbekistan, Kyrgyzstan, Indonesia, Peru, Bolivia, Ecuador, Venezuela, and Dominican Republic.  Mr. Kornze directed mine site exploration activities for the Barrick Goldstrike Mine, and the Betze, Meikle, Deepstar, Screamer, and Rodeo deposits. He managed the Betze/Deep Post reserve development drilling and reserve estimation, along with general U.S. exploration. Mr. Kornze was Chief Geologist for Operations and New Projects at Barrick Mercur Gold Mines, Inc. from 1985 – 1986. Prior to working for Barrick, Mr. Kornze was Chief Geologist for Newmont Mines Ltd., Similkameen Division, B.C., and Newmont Mining Corporation (NYSE: NEM) of Canada from 1968 to 1981. Mr. Kornze has a B.Sc. Geological Engineering, Colorado School of Mines, and is a Professional Engineer of the Province of British Columbia. He also serves as a director of other Toronto Stock Exchange Venture listed mining companies.

James A. Sabala was appointed as Director on October 27, 2016.  Mr. Sabala brings 38 years of financial mining experience, graduated from the University of Idaho with a B.S. Business, Summa Cum Laude in 1978, and currently resides near Coeur d`Alene, Idaho. Prior to his retirement in May, 2016, Mr. Sabala was Senior Vice President and Chief Financial Officer of Hecla Mining Company, a silver, gold, lead and zinc mining company with operations throughout North America and Mexico.  Mr. Sabala was appointed Chief Financial Officer in May 2008 and Senior Vice President in March 2008.  Prior to his employment with Hecla Mining Company, Mr. Sabala was Executive Vice President – Chief Financial Officer of Coeur Mining from 2003 to February 2008.  Mr. Sabala also served as Vice President-Chief Financial Officer of Stillwater Mining Company from 1998 to 2002.  Mr. Sabala has served as a director of Arch Coal (NYSE:ACI) since February, 2015 until October 2016, and currently serves as a director of Dolly Varden Silver (TSX-V: DV).

Larry Thackery has a Bachelor of Science in Accountancy from Weber State University, and over thirty years’ experience of a progressive accounting/operations career. On January 8, 2013, the Company appointed Larry Thackery as its Chief Financial Officer. Mr. Thackery brings a wide array of experience/knowledge from different industries, including work in retail with Mrs. Fields Cookies and Snug Co, to distribution with Idacold, and manufacturing with Baseline Inc., and NxEdge Inc.  Mr. Thackery has a background in corporate planning, financial analysis, and financial reporting.  He is an experienced accounting controller and operations manager with strong analytical skills, computer experience, and proven successful operations development. Hands on experience with the overall operations process, inventory system, variance reporting, budgeting, and forecasting financial analysis of multimillion-dollar corporations. Mr. Thackery brings knowledge with several ERP, MRP, packages, and statistical analysis. Strong P&L track record with functional management experience developing and managing operating budgets.

Conduct of Business Subsequent to Exercise of the Option Agreement

During the term of this Agreement, each THMG Party will cause each of TMRI, SMMI and OGT to carry on its business only in the normal and ordinary course consistent with past practices, which includes the maintenance of all insurance policies existing at the Execution Date, and except as required to give effect to this Agreement. BMET and its Personnel will be entitled to inspect and copy the corporate, financial and other records and documents pertaining to each TMRI Party and OGT at all reasonable times upon reasonable notice.

Subsequent to the Exercise of the Option Agreement, SMMI will be a BMET company. SMMI will continue as Manager with respect to OGT, and be bound by all the obligations of the OGT operating agreement(s).

Effective immediately upon Completion, BMET will cease to be Operator under section 7 of the Agreement, and be released from all obligations thereunder, other than any obligations owed to THMG arising from a breach by BMET of its obligations under this Agreement.  Additionally, the Technical Committee shall be terminated.

Effect of the Exercise of the Option Agreement on THMG Stock

While the Company anticipates that the Option Agreement, including the exercise, will have a positive effect on the Company`s stock, the Board has relied on Evans and Evans, Inc. for guidance on value and fairness of the deal. Based upon and subject to the foregoing and such other matters Evans and Evans considered relevant, it is their opinion, as of the date hereof and the Date of Review, that the terms of the Option Agreement are fair, from a financial point of view, to the THMG Shareholders.

Evans & Evans considered the following quantitative and qualitative issues which shareholders might consider when reviewing the Option Agreement. Evans & Evans has not attempted to quantify the qualitative issues.

•As part of the Option Agreement, BMET will invest US$250,000 in THMG through the purchase of THMG common shares at a deemed price of US$0.10 per share. In the 30 trading days preceding the Date of Review, THMG’s common shares traded at an average price of US$0.08 per share on the OTCQB. The BMET Investment is being undertaken at an approximate 23% premium to the current market price. The BMET Investment is also less dilutive to existing THMG shareholders because there is no warrant attached. The most recent financing completed by THMG was a unit financing, with each unit consisting of one common share and one-half of a warrant to purchase a common share.

•Related to the point above, the BMET Investment and Tranche 3 through 6 cash payments will provide sufficient funds to maintain THMG without a significant equity financing. Given the current trading price of THMG any equity financing would be highly dilutive to existing THMG shareholders.

•As part of the Option Agreement, BMET will enter into the Management Agreement, which effectively reduces THMG’s operating budget as THMG has been funding SMMI over the past 18 months.

•While BMET’s shares are not significantly more liquid than THMG, the BMET share price has been trending upwards over the past nine months. The Consideration Shares enable THMG and its shareholders to participate in the potential continued appreciation of BMET. BMET with the options on both the Property and the Pangeni Project is more diversified than THMG as a stand-alone entity.

•There is no assurance BMET will have sufficient funds to advance both the Pangeni Project and the Property. However, it should be noted the management and directors of BMET have demonstrated their ability to securing financing for exploration properties in the past.

•The NPV of the total consideration to THMG under the Option Agreement, based on a scenario analysis exceeds the value implied for the Property based on guideline company multiples and mergers & acquisitions metrics.

•The NPV multiple used to calculate the Tranche 6 Value Payment represents a premium of 44.8% to over 500% of the multiple currently being realized in the market by zinc exploration companies.

Fees and Expenses of Exercise of the Option Agreement

All fees and expenses incurred in connection with this Agreement, and the exercise of the Option shall be paid by the party incurring such fees or expenses, whether or not the Option is exercised. The PEA Author will be engaged by BMET USA in its capacity as Operator, and BMET USA shall be responsible for all fees and expenses of the PEA Author in completing the PEA.

Upon exercise of the Option Agreement, BMET will pay off those liabilities of SMMI outstanding as at the date of this Agreement other than the South Mountain Project Liabilities, comprised of  $933,726 of intercompany payables, and $70,842 of accounts payable and accrued liabilities.

U.S. Federal Securities Law Treatment of the Issuance of BMET Common Stock

Neither THMG, nor any THMG Party is an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended.  The Company is acquiring the BMET Consideration Shares solely for its own account, for investment purposes only, and not for resale or other distribution except in compliance with all applicable Securities Laws. The Company is not acquiring any BMET Consideration Shares as a result of any general solicitation or general advertising, as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act. The Company understands that the BMET Consideration Shares have not been and will not be registered under the U.S. Securities Act or any other Securities Laws and will be issued in reliance upon exemptions from the registration requirements of all applicable Securities Laws.

The Company acknowledges and agrees that the BMET Consideration Shares will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and that upon issuance thereof, and until such time as BMET determines it is no longer required, will bear a legend substantially in the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH (1) RULE 903 OR (2) RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND, IN

THE CASE OF (B)(1), (C) OR (D), THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING SATISFACTORY TO THE CORPORATION PRIOR TO SUCH TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

The Company acknowledges and agrees that it cannot and will not offer, sell or otherwise transfer the BMET Consideration Shares or the right to acquire such shares except (a) to BMET, (b) outside the United States in compliance with (1) Rule 903 or (2) Rule 904 of Regulation S under the U.S. Securities Act, (c) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and, in the case of (b)(1), (c) or (d), the holder has furnished to BMET an opinion to such effect from counsel of recognized standing satisfactory to BMET prior to such transfer, and in the case of (b)(2), the holder has furnished to BMET such an opinion or other evidence to such effect satisfactory to BMET and its transfer agent prior to such transfer.

Canadian Securities Law Treatment of the Issuance of BMET Common Stock

The Parties acknowledge and agree that the issuances of BMET Consideration Shares contemplated in the Agreement relate to a distribution by BMET of BMET Shares as consideration for the acquisition, directly or indirectly, of mining properties or any interest in them in accordance with section 2.13 of National Instrument 45-106. If required by applicable Securities Laws, each THMG Party will execute, deliver and file such reports, undertakings or other documents relating to the acquisition of the BMET Shares by TMRI as may be required by the British Columbia Securities Commission or the TSXV. Without limiting the foregoing, BMET will file a notice of exempt distribution in Form 45-106F1 in a timely manner accordance with National Instrument 45-106 for the issuance of the BMET Consideration Shares to Thunder Mountain. BMET shares means fully paid common shares without par value in the capital of BMET.

Status of THMG Upon Exercise of the Option Agreement - Conduct of Business

Upon exercise of the Option Agreement, Thunder Mountain Gold will continue as a mineral exploration stage company with no producing mines.  The Company intends to remain in the business of exploring for mining properties that have the potential to produce gold, silver, base metals and other commodities, turning its focus on its other exploration project. The Company, upon exercise, will be structured as follows: The Company will own 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation.

Thunder Mountain Resources is the 100% owner of the Trout Creek gold exploration project.  Trout Creek is a pediment target located along the western flank of the Shoshone Mountain Range in the Reese River Valley in Lander County, Nevada. The claim package consists of 78 unpatented mining claims (approximately 1560 acres) that are situated along a recognizable structural zone in the Eureka-Battle Mountain mineralized gold trend.  Thunder Mountain maintained a joint venture agreement with Newmont Mining on some of their adjoining mineral rights sections and aliquot parcels from 2011 thru 2016. On October 27, 2016 the Company terminated the exploration agreement with Newmont Mining Corporation to concentrate their efforts on the South Mountain Project.

The Project is located approximately 155 air miles northeast of Reno, Nevada, or approximately 20 miles south of Battle Mountain, in Lander County Nevada.

Termination

The Option Agreement may be terminated if any of the Tranche 2 Conditions Precedent is not satisfied or waived by the deadline provided therefor under the terms of the Agreement, provided that any required notice will be delivered in accordance with the Agreement.

Additionally, BMET USA may terminate this Agreement by written notice to THMG upon BMET USA's decision not to proceed with exercise of the Option. THMG may terminate this Agreement by written notice to BMET USA upon the failure of BMET USA to make any of the payments and/or share deliveries referred to in section 4.2(a) to 4.2(g) by the dates specified therein (subject to extension of such dates pursuant to the terms of this Agreement); or, a THMG Party may terminate this Agreement by notice in writing to a BMET Party if the BMET Party or Parties commits a material breach of any provision of this Agreement and, the breach is incapable of remedy; or the breach is capable of remedy, and the THMG Party has given notice to the Defaulting BMET Party specifying the breach and requesting that it be remedied; and if the Defaulting BMET Party has failed to remedy that breach or has failed to take reasonable steps to commence rectifying that breach (or overcome its effects) within thirty (30) days of receiving that notice.

A BMET Party may terminate this Agreement by notice in writing to a THMG Party or THMG Parties if the THMG Party commits a material breach of any provision of this Agreement and the breach is incapable of remedy; or the breach is capable of remedy, and BMET has given notice to the Defaulting THMG Party specifying the breach and requesting that it be remedied; and the Defaulting THMG Party has failed to remedy that breach or has failed to take reasonable steps to commence rectifying that breach (or overcome its effects) within thirty (30) days of receiving that notice.

A THMG Party may terminate this Agreement by notice in writing to BMET if BMET becomes an Insolvent Party, and BMET may terminate this Agreement by notice in writing to a THMG Party if a THMG Party becomes an Insolvent Party.

A THMG Party may terminate this Agreement by written notice to a BMET Party if it becomes unlawful for the THMG Party to perform its obligations under this Agreement. A BMET Party may terminate this Agreement by written notice to a THMG Party if it becomes unlawful for the BMET Party to perform its obligations under this Agreement.

Effect of Termination

In the event of termination under section 13.1(1) due to the THMG Shareholder Approvals not having been obtained by the Outside Date for any reason, a Termination Payment of $100,000 for liquidated damages is due to BMET. The remaining non-conflicting provisions of section 13 of the Agreement will continue in full force and effect.

The Option will terminate and BMET will have no further rights to purchase SMMI or to acquire any direct or indirect interest in the Property. BMET will have no Claim against the THMG Parties in respect of any interest in the Property or the Exploration Data or in respect of any Expenditure incurred or BMET Shares issued to THMG prior to the date of termination, and BMET shall not be obligated to make any additional payments or share issuances in any subsequent tranches on account of any Option Payment.

The agreements with respect to indemnification will continue in full force and effect, including agreements with respect to confidentiality in section 12 of the Agreement will continue in full force and effect, and the post termination obligations set forth in section 13.3 will apply and will continue in force and effect, and BMET and THMG will continue to be liable under this Agreement as set out in section 13.3, and the SMMI/BMET USA Management Contract and Technical Committee shall be terminated automatically.

Additionally, BMET USA will pay all required annual assessment fees on the Property to leave the Property in good standing up to and including the period of twelve (12) months from the date of termination. BMET USA will, if BMET USA (as Operator) has conducted Operations on the Property, leave the Property free and clear of any Encumbrance resulting from the Operations conducted by BMET USA on the Property. If BMET USA (as Operator) has conducted Operations on the Property, BMET USA will comply with applicable Law regarding reclamation in relation to Operations conducted on the Property by BMET USA; and any plant, building, machinery, tools, equipment, camp facilities and supplies (other than the Assets) owned by a BMET Party or its Personnel ("BMET Equipment") and brought and placed upon the Property in connection with the Operations will remain the BMET Party's exclusive property and may be removed by a BMET Party at any time within a period of one hundred and twenty (120) Business Days following the termination of this Agreement but if a BMET Party has not removed all BMET Equipment within that one hundred and twenty (120) Business Day period, then the BMET Equipment not so removed thereafter will become the absolute property of THMG or, at THMG's option, may within a further sixty (60) Business Days be removed by THMG at the BMET Party's expense. All BMET Equipment, until it becomes THMG's property or is removed from the Property, will be the sole responsibility of the BMET Party and THMG will have no liability with regard to it.

Termination Fees and Expenses

Each Party must pay its own costs and expenses connected with the preparation, negotiation and execution of this Agreement including all legal, accounting and brokers or finder`s fees and disbursements relating to this Agreement. In the event of Termination caused by Thunder Mountain Gold Inc., a Termination Payment of $100,000 for liquidated damages is due to BMET.

BMET USA is required under these circumstances to pay all required annual assessment fees on the Property to leave the Property in good standing up to and including the period of twelve (12) months from the date of termination;

Extension and Waiver

Without limiting section 10 of the Option Agreement, the Parties agree that if for any reason other than BMET USA failing to advance any of the Option Payments in respect of Tranche 1, Tranche 2, Tranche 3, Tranche 4 or Tranche 5, or a breach by BMET USA of its obligations under this Agreement, the PEA Author cannot deliver the PEA within the Option Period in time to permit the Parties to calculate the NPV for the purposes of section 4.2(1)(g)(ii)B, and for BMET USA to deliver the Option Exercise Notice prior to the Tranche 6 Payment Date, then the Option Period and the deadline for delivery of the Option Exercise Notice will be extended by the period that is necessary to complete the PEA but in no event shall the expiry of the Option Period be extended under this section 4.10 for a period exceeding twelve (12) months.

Material U.S. Federal Income Tax Consequences to U.S. Holders of Common Stock if the Option Agreement is Exercised

Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the BMET Option Agreement. The information presented has been calculated based on the requirements of the Internal Revenue Code and therefore does not consider the state and local tax consequences at the individual investor level. As a result, the Company advises all shareholders to consult with their own tax advisors to determine the proper presentation of this information on their individual tax returns.

Regulatory Approvals

The issuance of the THMG Equity Placement Shares under the Agreement has been approved by the TSXV, subject only to standard post-closing conditions required by the TSXV and specified in the TSXV’s conditional acceptance letter in respect of the Transaction.

Other Covenants and Agreements - Post Closing Covenants

At Completion, the THMG Parties will deliver or cause to be delivered to the BMET Parties a certificate, in form and substance satisfactory to counsel for the BMET Parties, signed by the Chief Executive

Officer and Chief Financial Officer of each of THMG and TMRI and addressed to the BMET Parties, dated the Tranche 6 Payment Date, to the effect that:

1)the representations and warranties of the THMG Parties contained herein are true and correct as at the Tranche 6 Payment Date, except as may be affected by the performance of the Parties' obligations in accordance with the terms of this Agreement; and

2)all of the covenants and obligations of the THMG Parties to be performed or observed on or before Completion pursuant to this Agreement have been duly performed or observed (unless otherwise agreed or consented to in writing by BMET USA);

a.the share certificate(s) representing the SMMI Shares together with all such instruments of transfer, duly executed, which in the opinion of BMET USA, acting reasonably, are necessary to effect and evidence the transfer of the SMMI Shares to BMET USA (or as directed by BMET USA);

b.a certificate of status, compliance, good standing or like certificate with respect to each THMG Party and OGT;

c.certified copies of (i) the SMMI Balance Sheet; (ii) the Charter Documents of TMRI, SMMI, THMG and OGT, (iii) all necessary resolutions of directors of each THMG Party approving the transfer of the SMMI Shares, authorizing issue of the share certificate(s) representing all of the SMMI Shares registered in the name of BMET USA, (iv) all necessary resolutions of directors of TMRI approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement, and

d.all necessary resolutions of the directors and shareholders of each THMG Party approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement;

e.the share certificate(s) representing the SMMI Shares registered in the name of BMET USA or its nominee;

f.an executed resignation from each of the directors and officers of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

g.mutual releases in favor of SMMI and OGT, as applicable, duly executed by each applicable (former) director and officer of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

h.evidence that the SMMI Other Liabilities and the OGT Other Liabilities have been eliminated as liabilities of SMMI and OGT, respectively, without cost to SMMI or OGT, prior to the date of Completion;

i.evidence of arrangements for the prompt delivery of the corporate and limited liability minute books and all other Books and Records of SMMI and OGT; and

j.such other documentation requested by the BMET Parties, acting reasonably.

Amendment and Modification

The Option Agreement may not be amended, modified, varied or supplemented except in writing signed by the Parties. No amendment or waiver of any provision of the Agreement shall be binding on any Party unless consented to in writing by such Party. No waiver of any provision of the Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

Governing Law / Jurisdiction

Except for matters of title to the Property or its assignment or transfer, which will be governed by the law of its situs, this Agreement is solely governed by the law in force in the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia without giving effect to the conflict of laws principles in the Province of British Columbia and without reference to the laws of any other jurisdiction.

Each Party to the Agreement, irrevocably and unconditionally submits to and accepts the exclusive  jurisdiction of the courts exercising jurisdiction in the Province of British Columbia, and any court that may hear appeals from any of those courts, for any proceeding in connection with this Agreement, subject to the right to enforce a judgement obtained in any of those courts in any other jurisdiction; and irrevocably waives any objection to the venue of any legal process commenced in the courts of the Province of British Columbia on any basis including that the process has been brought in an inconvenient forum.

Remedies

Each Party to the Option Agreement acknowledges and agrees that any breach by it of section 9 or section 11 of the Agreement would constitute an injury and cause damage to the other Party which is impossible to measure monetarily.  Monetary damages alone would not be a sufficient remedy for a breach of section 9 or section 11. In addition to any other remedy which may be available in law or equity, a Party is entitled to interim, interlocutory and permanent injunctions or any of them to prevent breach of section 9 or section 11 and to compel specific performance of any one or more of those sections; and any Party intending to breach or which breaches section 9 or section 11 hereby waives any defense it may have at law, in equity or under statute to such injunctive or equitable relief.

VOTING SUPPORT AGREEMENT

On February 28, 2019, Thunder Mountain Gold Inc. delivered the Voting Support Agreements, pursuant to which each such shareholder agreed (among other things) to vote beneficially-owned shares of THMG’s common stock in favor of the BMET Option Agreement.  These Voting Support Agreements represented 33,336,603 shares, or 53.24% of the fully diluted shares, duly executed by THMG Supporting Shareholders who, in the aggregate, hold or control shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis.

INFORMATION REGARDING THMG

THMG Operations

Thunder Mountain Gold Inc. is a junior exploration company founded in 1935 and owns interests in base and precious metals projects in the western U.S. Thunder Mountain’s principal asset is The South Mountain Mine, an historic former producer of zinc, silver, gold, lead, and copper, located on private land in southern Idaho, just north of the Nevada border.  The Company also owns 100% of the Trout Creek Project – a grass roots gold target in the Eureka-Battle Mountain trend of central Nevada.  For more information on Thunder Mountain, visit www.thundermountaingold.com.

Subsidiaries

The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation. Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc. (SMMI), an Idaho Corporation., Inc. Thunder Mountain Resources, Inc. completed the direct purchase of 100% ownership of South Mountain Mines, Inc. on September 27, 2007, which consisted of 17 patented mining claims (approximately 327 acres) located in Owyhee County in southwestern Idaho.   After the purchase, Thunder Mountain Resources staked 21 unpatented lode mining claims and obtained mineral leases on 545 acres of adjoining private ranch land.

Properties

The Company, including its subsidiaries, owns rights to claims and properties in the mining areas of Nevada and Idaho, which includes its South Mountain Property in Idaho, and its Trout Creek Property in Nevada.

The South Mountain Project is considered an advanced stage, high-grade zinc-silver exploration or pre-development project. The land package at South Mountain consists of a total of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately

290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims. All holdings are located in the South Mountain Mining District, Owyhee County, Idaho.

The property is located approximately 70 air miles southwest of Boise, Idaho and approximately 24 miles southeast of Jordan Valley, Oregon. It is accessible by highway 95 driving south from the Boise area to Jordan Valley Oregon, then by traveling southeast approximately 22 miles back into Idaho, via Owyhee County road that is dirt and improved to within 4 miles of historic mine site. The last 4 miles up the South Mountain Mine road are unimproved dirt road. The property is accessible year-round to within 4 miles of the property, where the property is accessible from May thru October without plowing snow. There is power distribution within 4 miles of the site as well. The climate is considered high desert. The Company has water rights on the property, and there is a potable spring on the property that once supplied water to the main camp.

The Trout Creek gold exploration project is a pediment target located along the western flank of the Shoshone Mountain Range in the Reese River Valley in Lander County, Nevada. The claim package consists of 78 unpatented mining claims (approximately 1560 acres) that are situated along a recognizable structural zone in the Eureka-Battle Mountain mineralized gold trend.  Thunder Mountain maintained a joint venture agreement with Newmont Mining on some of their adjoining mineral rights sections and aliquot parcels from 2011 thru 2016. On October 27, 2016 the Company terminated the exploration agreement with Newmont Mining Corporation to concentrate their efforts on the South Mountain Project.

The Project is located approximately 155 air miles northeast of Reno, Nevada, or approximately 20 miles south of Battle Mountain, Nevada. The property is accessible by traveling south from Battle Mountain Nevada on state highway 305, which is paved. The project is generally accessible year-round and there are no improvements on the property.

Legal Proceedings with BMET

There are no legal proceedings with BMET.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following Management’s Discussion and Analysis of Financial Condition and Results of Operation is intended to help the reader understand our financial condition, and is provided as a supplement to, and should be read in conjunction with, our financial statements and the accompanying integral notes (“Notes”) thereto.  The following statements may be forward-looking in nature and actual results may differ materially.

Plan of Operation:

FORWARD LOOKING STATEMENTS: The following discussion may contain forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially include the following: inability to locate property with mineralization, lack of financing for exploration efforts, competition to acquire mining properties; risks inherent in the mining industry, and risk factors that are listed in the Company's reports and registration statements filed with the Securities and Exchange Commission.

The Company operated on a limited budget during 2018, while funding the maintenance of the South Mountain Project, and continuing to search for additional financing for the Project. Late in 2018, the Company initiated discussions with BeMetals Corp. – Vancouver B.C. (TSX-V: BMET) – for an option to complete the pre-development work and produce a preliminary economic analysis (PEA).  The Company’s plan of operation for the next twelve months will be to  provide support to BeMetals Corp. during their option period and help ensure that the South Mountain PEA is completed on schedule and within budget.

While South Mountain is the Company`s main focus, the Company may shift its focus to the Trout Creek Project in 2019 as time and available capital allows.

Results of Operations:

The Company recognized no revenues and had no production for the year ending December 31, 2018. Total operating expenses for the year ended December 31, 2018 of $607,793 decreased from the same respective time frame ending 2017 by $80,403 or 12%. Exploration expenses for the twelve months ended December 31, 2018 increased by $12,747 when compared to same period in 2017. This increase can be attributed to the engagement of Hard Rock Consulting LLC to update the NI 43-101. Legal and accounting costs increased from the same period in 2017 by $54,409 for a total of $117,802.  The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the period ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017. Management and administrative expense decreased by $124,712 or 35% mostly due to stock options compensation of $53,557 issued to our directors in March 2017 and the discontinued deferred salaries.

Liquidity and Capital Resources:

The consolidated financial statements for the year ended December 31, 2018 have been prepared under the assumption that we will continue as a going concern. Such assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements for the period ended December 31, 2018, we did not have sufficient cash reserves to cover normal operating expenditures for the following 12 months.

The liquidity of the Company was enhanced on February 27, 2019, when the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals. Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement, for total cash payments to the Company of $1,100,000, in addition to the private placement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

The first payment of $100,000 under the BeMetals Option Agreement was received by the Company on March 1, 2019. BeMetals Corp. will purchase the 2.5 million THMG shares in a private placement upon the Companies completing certain conditions related to the option agreement.  The overall consideration to THMG and its shareholders will be an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time of option exercise, and the greater of either $10 million; or 20% the net present value of the South Mountain Project as calculated in a PEA

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.  BMET trades on the TSX-V under the ticker symbol BMET.

Potential additional sources of cash, or relief of demand for cash, include additional external debt, the sale of shares of our stock, or alternative methods such as mergers or sale of our assets. No assurances can be given, however, that we will be able to obtain any of these potential sources of cash. We currently require additional cash funding from outside sources to sustain existing operations and to meet current obligations and ongoing capital requirements.

Our plans for the long-term continuation as a going concern include financing our future operations through sales of our common stock and/or debt and the eventual profitable exploitation of our mining properties. Our plans may also, at some future point, include the formation of mining joint ventures with senior mining company partners on specific mineral properties whereby the joint venture partner would provide the necessary financing in return for equity in the property.

In addition to the BeMetals Corp. option agreement, we believe that the Company will be able to meet its financial obligations by the following:

•March 7, 2019, we had $15,669 cash in our bank accounts.

•Management and the Board have not undertaken plans or commitments that exceed the cash available to the Company beyond December 31, 2018.  We do not include in this consideration any additional investment funds mentioned below. Management is committed to manage expenses of all types to not exceed the on-hand cash resources of the Company at any point in time, now or in the future.

The Company will also consider other sources of funding, including potential mergers and/or additional farm-out of its other exploration property.

For the year ended December 31, 2018, net cash used for operating activities was $280,323, consisting of net loss of $632,687 reduced by non-cash expenses and changes in current assets and current liabilities. Cash provided by financing activities for year ended December 31, 2018 totaled $247,579 principally from the sale of our common stock.

Our future liquidity and capital requirements will depend on many factors, including timing, cost and progress of our exploration efforts, our evaluation of, and decisions with respect to, our strategic alternatives, and costs associated with the regulatory approvals. If it turns out that we do not have enough money to complete our exploration programs, we will attempt to raise additional funds from a public offering, a private placement, mergers, farm-outs or loans.

We know that additional financing will be required in the future to fund our planned operations. We do not know whether additional financing will be available when needed or on acceptable terms, if at all. If we are unable to raise additional financing when necessary, we may have to delay our exploration efforts or any property acquisitions or be forced to cease operations. Collaborative arrangements may require us to relinquish our rights to certain of our mining claims.

Private Placement

On April 27, 2018, Thunder Mountain Gold, Inc. (the “Company’) closed a private offering solely to accredited investors. The Company sold, in the aggregate, 2,550,000 Units, consisting of 2,550,000 shares of Common Stock, par value $0.001, together with a Warrant to purchase an aggregate of 1,275,000 shares of Common Stock at an exercise price of $0.20 per share. The Unit price is $0.14 per Unit, consisting of the one share of Common Stock and Warrant to purchase one-half of a share of Common Stock. (with a minimum purchase of one share). The Warrants have a one-year term and are immediately exercisable.  There is no minimum offering. There is no placement agent fee paid in the offering, and no accountable or unaccountable expense allowance.

Paul Beckman, an insider of the Company, purchased 1,000,000 Units under the Placement. Upon completion of the Placement, Mr. Beckman holds 12,133,645 common shares or approximately 21% of the total common shares issued and outstanding of the Company.

The offering is believed exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(6) the Securities Act of 1933, as amended.  The securities offered, sold, and to be issued in connection with the private placement have not been or are not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Subsequent Events

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals.   Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.  The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time; and the greater of either $10 million; or 20% of the net present value of the South Mountain Project as calculated in a PEA that BeMetals Corp. will complete under the option agreement.

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.  There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed.

Off-Balance Sheet Arrangements

During the year ended December 31, 2018 and 2017, the Company had no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Changes or Disagreements with Accountants

During the year ended December 31, 2018, there were no disagreements between the Company and its independent certified public accountants concerning accounting and financial disclosure, and there were no changes in independent audit firms or consulting firms who provide accounting assistance during the same period.

Quantitative and Qualitative Disclosures about Market Risk

Not required for smaller reporting companies.

Employees

Three of the Company’s officers have been deferring compensation for services.  At December 31, 2018, SMMI has deferred payroll of $1,041,500. These salaries were earned in accordance with SMMI`s management of the OGT LLC operating agreement. OGT management includes SMMI`s Eric Jones, Jim Collord, and Larry Thackery as CFO. On July 31, 2018 the Company stopped expensing deferred compensation for the three Company officers. There will be no recognized officer salaries until available funds are raised.

Management

Eric T. Jones – President and Chief Executive Officer - has over 30 years of mining, and financial experience, with a B.S. in Geological Engineering from the University of Idaho.  Mr. Jones joined the Board of Thunder Mountain Gold in 2006, and the Board appointed him to the position of Secretary/Treasurer in 2007.  In February 2008, Mr. Jones joined the management of Thunder Mountain Gold, Inc. as Chief Financial Officer, and Vice President of Investor Relations. In 2011 Mr. Jones was appointed President and Chief Executive Officer. Mr. Jones was General Mine Manager at Dakota Mining`s Stibnite Mine gold heap leach operation in central Idaho.  He has held management positions for Hecla Mining at their Yellow Pine Mine, Stibnite, Idaho, and Environmental Manager at their Rosebud Mine, Lovelock, Nevada.  Prior to working with Hecla, Eric was the mine engineer at the Cactus Gold Mine in southern California and has worked throughout the western U.S. in both precious metals and oil and gas exploration.

E. James Collord has a MS degree in exploration geology from the Mackay School of Mines, University of Nevada, Reno (1980).  He has been a mining professional for 37 years, employed in a variety of capacities, including mill construction superintendent, exploration geologist, mine construction and reclamation manager, and in environmental and lands management.  During the period 1975 through 1997, Mr. Collord worked for Freeport Exploration where he worked with a successful exploration team that discovered several Nevada mines.  Later in his Freeport career, he managed mining operations and lead permitting efforts.  For the period 1997 through 2005, Mr. Collord was Environmental and Lands Superintendent at Cortez Gold Mines, a large Nevada mine that was a joint venture between Placer Dome and Kennecott Minerals. After retirement from Cortez, and until his employment by Thunder Mountain Gold, Inc. in April 2007, he managed the Elko offices for environmental and hydrogeologic consulting groups. He is the grandson of Daniel C. McRae, the original locator of the gold prospects in the Thunder Mountain Gold Mining District in the early 1900s.

Larry Thackery has a Bachelor of Science in Accountancy from Weber State University, and over thirty years’ experience of a progressive accounting/operations career. On January 8, 2013, the Company appointed Larry Thackery as its Chief Financial Officer. Mr. Thackery brings a wide array of experience/knowledge from different industries, including work in retail with Mrs. Fields Cookies and Snug Co, to distribution with Idacold, and manufacturing with Baseline Inc., and NxEdge Inc.  Mr. Thackery has a background in corporate planning, financial analysis, and financial reporting.  He is an experienced accounting controller and operations manager with strong analytical skills, computer experience, and proven successful operations development. Hands on experience with the overall operations process, inventory system, variance reporting, budgeting, and forecasting financial analysis of multimillion-dollar corporations. Mr. Thackery brings knowledge with several ERP, MRP, packages, and statistical analysis. Strong P&L track record with functional management experience developing and managing operating budgets.

Conflict of Interest

There are no conflicts of interest to report.

Family Relationships

The Company has no family relationships to report.

Involvement in Certain Legal Proceedings

None of the officers and directors of the Registrant have been involved in any bankruptcy, insolvency, or receivership proceedings as an individual or member of any partnership or corporation; none have ever been convicted in a criminal proceeding or is the subject of a criminal proceeding presently pending.  None have been involved in proceedings concerning his ability to act as an investment advisor, underwriter, broker, or dealer in securities, or to act in a responsible capacity for an investment company, bank savings and loan association, or insurance company or limiting his activity in connection with the purchase and sale of any security or engaging in any type business practice. None have been enjoined from engaging in any activity in connection with any violation of federal or state securities laws nor been involved in a civil action regarding the violation of such laws.

Board Committees

The Company maintains three separate committees as follows:

1)Audit Committee:

The Company’s Board of Directors is responsible for the oversight and management of the Company.  On January 28, 2010, an Audit Committee was designated from members of the Board and currently consists of Douglas Glaspey, Ralph Noyes, and James Sabala as independent members of the committee.  In April of 2015, Ralph Noyes became a member of the Board of Directors of the Company and joined the Audit committee as its Chairman. Mr. Noyes took a temporary leave from the Company`s Board on February 17, 2016 for personal reasons. Mr. Noyes was reinstated as the committee chairman in May of 2016.

2)Compensation Committee:

The Purpose of the Compensation Committee is to conduct an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels and stock awards, and reviews and approves compensation proposals made for the other executive officers.  During Fiscal 2018, The Compensation Committee consists of the following members: Doug Glaspey and Ralph Noyes. Mr. Glaspey was appointed as Chair of the Compensation Committee.  The Board first appointed the Compensation Committee in May of 2012 and met once in 2018.

3)Special Committee:

The Purpose of the Special Committee is to review and analyze the issues pertaining to potential strategic alternatives for Thunder Mountain Gold Inc. and its subsidiary(ies) (together, the “Company”), which analysis should include, but not be limited to, the advantages and disadvantages of any strategic alternatives available to the Company, and the appropriateness and form of any consideration in relation to the Company’s stockholders in connection with any proposed transaction which should also be considered. The Special Committee directs the Company management to take any actions on the part of the Company, in addition to those normally undertaken by management (such as instructions to the professional advisers of the Company), if the Committee considers that such actions are necessary or advisable. The Committee, appointed by the Board, is comprised of three independent directors; Jim Sabala (Chairman), Ralph Noyes, and Paul Beckman. Each member meets the independence requirements of the relevant securities exchanges and regulatory agencies as may apply from time to time and is independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a committee member.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s common stock as of December 31, 2018, by:

•the Company’s named executive officers;

•the Company’s directors;

•all of the Company’s executive officers and directors as a group; and each person who is known to beneficially own more than 5% of the Company’s issued and outstanding shares of common stock.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Class(1)	Amount Stock Option Ownership	Percent of Stock Options
Directors and Executive Officers
E. James Collord – VP/COO/Dir	2,260,705(2)(3)	3.96%	650,000	17.52%
Eric T. Jones – President/CEO/Dir	2,330,000(2)	4.08%	650,000	17.52%
Paul Beckman - Dir	9,825,000(4)(5)	17.19%	-	0.00%
Doug Glaspey - Dir	150,000(2)	0.26%	295,000	7.95%
Larry D. Kornze - Dir	-	-	280,000	7.55%
James A. Sabala - Dir	-	-	250,000	6.74%
Joseph H. Baird - Dir	2,000,000(2)	3.50%	400,000	10.78%
Ralph Noyes - Dir	-	-	400,000	10.78%
Larry Thackery - CFO	290,000(2)	0.51%	200,000	5.39%
All current executive officers and directors as a group	16,855,705	29.50%	3,125,000	84.23%

(1) Based on 57,645,579 shares of common stock issued and outstanding as of December 31, 2018.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord’s son, Jerritt Collord.

(4) Includes 5,000,000 shares held in P & F Development, a Private Company.

As of December 31, 2018, the number of shares of common stock that can be sold by officers, directors, principal shareholders, and others pursuant to Rule 144 was 57,645,579. As a condition to our listing on the TSX-V in 2010, our officers and directors were required to deposit their common stock totaling 4,799,239 shares, into an escrow account with Computershare Investor Services, Inc. Those escrowed shares were subject to the TSX-V’s Tier 1 escrow requirement at that time. Those requirements provide for an 18-month escrow release mechanism with 25% of the escrowed securities being released on September 24, 2010 (the date our common shares commenced trading on the TSX-V), and 25% of the escrowed securities to be released every 6 months thereafter.  As of December 31, 2018, all of the escrowed shares have been released back to the officers and directors.

Market Price of our Common Stock and Dividend Information

Our common stock is traded on the over-the-counter bulletin board (OTCQB) market regulated by the Financial Industry Regulatory Authority (FINRA) under the symbol “THMG” The OTCQB quotations do not reflect inter-dealer prices, retail mark-ups, commissions or actual transactions.

On September 24, 2010, the Company’s common stock also began trading on the Toronto Stock Exchange Venture Exchange (“TSX-V”) in Canada and is quoted under the trading symbol “THM”.

As of December 31, 2018, there were approximately 1,509 shareholders of record of the Company’s common stock with an unknown number of additional shareholders who hold shares through brokerage firms. Our independent stock transfer agent in the United States is Computershare Shareholder Services, located at 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129. In Canada, our Agent is Computershare, TORU - Toronto, University Ave, 100 University Ave, 8th Floor, Toronto, ON M5J 2Y1, CANADA

No dividends were paid by the Registrant in 2018 or 2017, and the Company has no plans to pay a dividend in the foreseeable future. Dividends undertaken by the Company are solely at the discretion of the Board of Directors.

Certain Relationships and Related Transactions

During the year ended December 31, 2018, we had the following transactions with related parties:

Three of the Company’s officers had been deferring compensation for services. The officer’s balances at December 31, 2018 are as follows:  Eric Jones, President and Chief Executive Officer - $420,000 (December 31, 2017 – $350,000), Jim Collord, Vice President and Chief Operating Officer - $420,000 (December 31, 2017 – $350,000), and Larry Thackery, Chief Financial Officer - $201,500 (December 31, 2017 – $171,500). On July 31, 2018 the Company stopped expensing and deferring compensation for the three Company officers in the interest of marketing the SMMI project.

The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the year ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017.  At December 31, 2018 and December 31, 2017, the balance due to Baird was $241,685 and $181,313, respectively.

On December 18, 2018 Eric Jones advanced funds to the Company for operating expenses in the amount of $10,000. The balance of Mr. Jones’ advances at December 31, 2018 was $20,971 and is included in accounts payable and other accrued liabilities on the consolidated balance sheet.

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Executive Compensation

Compensation to directors also included reimbursement of out-of-pocket expenses that are incurred in connection with the Directors’ duties associated with the Company's business. There are currently no other compensation arrangements for the Company’s Directors. The following table provides certain summary information for the fiscal year ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and three other highest paid executive officers, including the Directors of the Company:

						Incentive	Deferred	All Other
				Stock	Option	Plan	Compensation	Compensation/
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Directors Fee	Total
Position	Year	($US)	($US)	($US)	($US)	($US)	($US)	($US)	($US)
Jim Collord,	2018	70,000			-				$ 70,000
V.P./COO	2017	120,000							$ 120,000
	2016	120,000			50,000				$ 170,000
	2015	110,000			9,000				$ 119,000
	2013	36,510	-	18,000	-	-	-	-	$ 54,510

Eric T. Jones	2018	70,000			-				$ 70,000
President/CEO	2017	120,000			-				$ 120,000
	2016	120,000			50,000				$ 170,000
	2015	110,000			9,000				$ 119,000
	2013	29,966	-	18,000	-	-	-	-	$ 47,966

Paul Beckman	2017	-	-	-	20,000	-	-	-	$ 20,000
Director

Larry Thackery	2018	42,000			-				$ 42,000
CFO	2017	72,000			-				$ 72,000
	2016	72,000			30,000				$ 102,000
	2015	54,000	-	-	2,400	-	-	-	$ 56,400

Doug Glaspey	2017				-				-
Director	2016				20.000				$ 20,000
	2015				5,700				$ 5,700
	2013	-	-	9,000	-	-	-	-	$ 9,000

Edward Fields	2016				20,000				$ 20,000
Director/Advisor	2015				5,700				$ 5,700
	2013	-	-	9,000	-	-	-	-	$ 9,000

Larry Kornze	2017				-				-
Director	2016				20,000				$ 20,000
	2015				4,800				$ 4,800
	2013	-	-	9,000	-	-	-	-	$ 9,000

Joseph Baird	2017				-				-
Director	2016				25,000				$ 25,000
	2015	-	-	-	9,000	-	-	-	$ 9,000
	2014	-	-	9,000	-	-	-	-	$ 9,000

Ralph Noyes	2017				-				-
Director	2016				15,000				$ 15,000
	2015	-	-	-	6,000	-	-	-	$ 6,000

James A. Sabala	2017	-	-	-	22,500	-	-		$ 22,500
Director

There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

Employment Contracts and Termination of Employment or Change of Control

There are currently three Company employees - Eric Jones, Jim Collord, and Larry Thackery.  They are employed per resolution of the Board and other than a monthly salary, plus normal burden, there are no other contractual understandings in the resolutions.  Each is reimbursed for the use of personal office equipment and phones, and Jim and Eric are reimbursed for health insurance and related costs up to a set maximum amount, when the Company is financially able to cover the reimbursements.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation or retirement) or change of control transaction.

WHERE YOU CAN FIND MORE INFORMATION

Any shareholder of record may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "Form 10-K"), without cost, upon written request to the Secretary of the Company, after it has been filed with the Securities Exchange Commission. The Form 10-K is not part of this Information Statement. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov. You can also find additional information on our website at www.Thundermountaingold.com.

Securities and Exchange Commission rules permit a single set of information statements, to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one information statement will be sent to that address unless any shareholder at that address gave contrary instructions. Upon written or oral request, we will promptly deliver a copy of such materials to any shareholder requesting the same. However, if any such beneficial shareholder residing at such an address wishes to receive a separate information statement or if any shareholders who share an address are receiving multiple copies information statements and wish to receive a single set of information statements in the future, please contact Broadridge Financial Solutions, Inc. in writing by mailing to Computershare, Thunder Mountain Gold Inc. Relationship Manager, 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129, or by calling (303) 262-0800, or faxing (303) 262-0610.

Shareholders may communicate with our board of directors, including the non-management directors, by sending a letter to the Thunder Mountain Gold, Inc. Board of Directors, c/o Corporate Secretary, Thunder Mountain Gold Inc., 11770 W. President Drive, Ste. F, Boise, Idaho  83713. Our corporate secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our corporate secretary will submit your correspondence to the chairman of the board of directors or to any specific director to whom the correspondence is directed.

Appendix A – BeMetals Option Agreement

[Remainder of Page Intentionally Blank]

Appendix A

BeMetals Option Agreement

EXECUTION VERSION

OPTION AGREEMENT

made between

BEMETALS CORP.

and

BEMETALS USA CORP.

and

THUNDER MOUNTAIN GOLD, INC.

and

THUNDER MOUNTAIN RESOURCES, INC.

and

SOUTH MOUNTAIN MINES, INC.

February 27, 2019

Appendix A

BeMetals Option Agreement

1.DEFINITIONS AND INTERPRETATION80

1.1Definitions80

1.2Interpretation91

1.3Schedules92

2.TRANCHE 2 CONDITIONS PRECEDENT93

2.1Conditions93

2.2Co-operation94

2.3Tranche 2 Conditions Precedent Satisfaction Date94

2.4Waiver or Extension94

3.REPRESENTATIONS AND WARRANTIES94

3.1Mutual Representations and Warranties94

3.2THMG Parties Representations and Warranties37

3.3When THMG Warranties Given47

3.4BMET Parties Representations and Warranties47

3.5When BMET Warranties Given49

4.OPTION109

4.1Grant of Option109

4.2Exercise of Option109

4.3Payment in Lieu of Tranche 6 Shares110

4.4Vesting and Acceleration110

4.5Representations concerning BMET Consideration Shares111

4.6Restrictions on BMET Consideration Shares111

4.7No Anti-Dilution113

4.8No Obligation to Exercise and Right to Terminate113

4.9Option Payments Tax Inclusive113

4.10Extension of Option Period113

5.COVENANTS OF THMG PARTIES114

5.1THMG Shareholder Approvals114

5.2General50

5.3Encumbrances50

5.4Grant of Surface Rights50

5.5No Transfer of Property or Assets51

5.6No Transfer of Shares or Control51

5.7No Dividends or Distributions52

5.8Conduct of Business52

5.9SMMI Financial Statements52

5.10OGT Operating Agreement53

6.COMPLETION118

6.1Option Exercise Notice118

6.2Obligations of the Parties Prior to Completion119

6.3Completion Date, Location and Deliveries119

7.OPERATOR – RIGHTS AND OBLIGATIONS120

7.1Operator120

7.2Removal or Resignation of Operator120

7.3Affiliate as Operator and Third Party Operator121

7.4Authority of Operator121

7.5Operator's Obligations121

7.6Indemnity on Access122

7.7Obligations to Inform123

7.8National Instrument 43-101 Data123

8.TECHNICAL COMMITTEE123

8.1Formation of Technical Committee123

8.2PEA124

9.ASSIGNMENT124

9.1Limitations on Assignments124

9.2Affiliates124

9.3Exceptions125

9.4No Encumbrance125

10.FORCE MAJEURE125

10.1Notice of Force Majeure125

10.2Force Majeure notice125

10.3Obligation to remedy and mitigate125

10.4Effect of Force Majeure on Time and Payment126

11.INDEMNIFICATION126

11.1Indemnities126

11.2Indemnification and Third-Party Claims53

12.CONFIDENTIAL INFORMATION128

12.1Confidentiality128

12.2Public Releases of Information129

12.3Effect of Disclosure129

13.TERMINATION AND REMEDIES129

13.1Events of Termination129

13.2Effect of Termination130

13.3Post Termination Obligations131

13.4Consequences of Termination131

14.DISPUTES AND ARBITRATION132

14.1Disputes132

14.2Dispute Representatives to seek resolution132

14.3Arbitration132

14.4Inconsistency between Rules and Agreement133

14.5Enforcement133

14.6Performance of Obligations During Dispute133

15.NOTICE133

15.1Notices133

15.2Address for Notice134

16.GENERAL134

16.1Relationship of Parties134

16.2No Holding Out135

16.3Other Activities and Interests135

16.4Recording of this Agreement135

16.5Entire Agreement135

16.6Amendment and variation135

16.7Consents or Approvals135

16.8Pre-Conditions135

16.9Waiver135

16.10Costs and outlays136

16.11Manner of Payment136

16.12Further Assurances136

16.13Special Remedies136

16.14Survival136

16.15Governing Law136

16.16Violation of Law of Another Jurisdiction137

16.17Anti-Corruption137

16.18Severability138

16.19Successors and Assigns138

16.20Counterparts138

16.21Execution – Authorized Officer to Sign138

SCHEDULE 1 – PROPERTY DESCRIPTION140

SCHEDULE 2 – MATERIAL AGREEMENTS149

SCHEDULE 3 – FORM OF SMMI/BMET USA MANAGEMENT CONTRACT152

SCHEDULE 4 – FORM OF SMMI/THMG MANAGEMENT CONTRACT157

SCHEDULE 5 – FORM OF THMG EQUITY PLACEMENT SUBSCRIPTION AGREEMENT162

SCHEDULE 6 - FORM OF THMG VOTING SUPPORT AGREEMENT176

SCHEDULE 7 - FORM OF ESTOPPEL CERTIFICATE AND RATIFICATION180

OPTION AGREEMENT

THIS AGREEMENT made as of the 27th day of February, 2019.

BETWEEN:

BEMETALS CORP. of Suite 3123 – 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1J1, a company existing under the laws of British Columbia

("BMET")

AND:

BEMETALS USA CORP. c/o BMET at Suite 3123 – 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1J1, a company existing under the laws of Delaware

("BMET USA")

AND:

THUNDER MOUNTAIN GOLD, INC. of Ste F – 11770 W. President Drive, Boise Idaho, USA, 83713, a company existing under the laws of Nevada

("THMG")

AND:

THUNDER MOUNTAIN RESOURCES, INC. c/o THMG at Ste F – 11770 W. President Drive, Boise Idaho, USA, 83713, a company existing under the laws of Nevada

("TMRI")

AND:

SOUTH MOUNTAIN MINES, INC. c/o THMG at Ste F – 11770 W. President Drive, Boise Idaho, USA, 83713, a company existing under the laws of Idaho

("SMMI")

INTRODUCTION

A.THMG is the legal and beneficial owner of all of the issued and outstanding shares of TMRI.

B.TMRI is the legal and beneficial owner of all of the issued and outstanding shares of SMMI.

C.SMMI is the owner of a 75% equity interest in Owyhee Gold Territory LLC ("OGT"), the owner of the South Mountain Property, and a mining lease with option to purchase the South Mountain Property granted by OGT to SMMI and the remaining 25% equity interest in OGT.

D.In accordance with the terms of this Agreement, THMG has agreed to grant to BMET USA an option to acquire all of the issued and outstanding shares of SMMI.

IN CONSIDERATION OF, among other things, the mutual promises contained in this Agreement, the Parties agree as follows:

PART 1

1.DEFINITIONS AND INTERPRETATION

1.1Definitions

Unless the context otherwise expressly requires, in this Agreement:

(1)"5-day VWAP" means the five-day volume-weighted average closing price of the BMET Shares on the TSXV, or such other stock exchange as the BMET shares are traded at the applicable time;

(2)"Affiliate" means any person which directly or indirectly Controls, is Controlled by, or is under common Control with, a person;

(3)"Agreement" or "this Agreement" means this document including any schedule or appendix to it;

(4)"Anti-Corruption Law" means any anti-corruption Law applicable to a Party (including any Affiliate of a Party) or this Agreement, and includes the Canadian Corruption of Foreign Public Officials Act, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, the Criminal Code of Canada, the U.S. Foreign Corrupt Practices Act, the UK Bribery Act 2010 and related legislation;

(5)"Approved Budget" means a budget of estimated Expenditures approved by the Technical Committee;

(6)"Approved Program" means a program for a Year approved by the Technical Committee to carry out the Operations on, or in respect of, the Property and to incur Expenditures and must include an Approved Budget;

(7)"Assets" means the SMMI Assets and the OGT Assets;

(8)"BCICAC" means the British Columbia International Commercial Arbitration Centre and includes any entity which replaces the BCICAC or which substantially succeeds to its powers or functions;

(9)"BMET Consideration Shares" means, collectively, the Tranche 2 Shares and the Tranche 6 Shares;

(10)"BMET Disclosure Documents" has the meaning given in section 3.4(3);

(11)"BMET Equipment" has the meaning given in section 13.3(4);

(12)"BMET Financial Statements" has the meaning given in section 3.4(9).;

(13)"BMET Market Cap" means the market capitalization of BMET determined based on the 5-day VWAP of the outstanding BMET Shares as at the close of market on the trading day immediately prior to the date of the Option Exercise Notice multiplied by the sum of (i) the number of issued and outstanding BMET Shares as of the date of the Option Exercise Notice, plus (ii) the number Tranche 6 Shares to be delivered as part of the Tranche 6 Value Payment or any BMET Shares that are to be issued to fund the payment by BMET of the Tranche 6 Cash Payment, if any;

(14)"BMET Parties" means BMET and BMET USA;

(15)"BMET Representatives" has the meaning given in section 8.1(1);

(16)"BMET Share Restriction Period" means the six-month period following the date of issuance of the BMET Consideration Shares in question;

(17)"BMET Shares" means fully paid common shares without par value in the capital of BMET;

(18)"Books and Records" means all corporate books and records, books of account, financial and accounting information and records, tax records, resident occupancy reports, rent rolls, business reports, business plans and information related to the business, finances, operations, properties and personnel (whether in written, printed, electronic or computer printout form, or stored on computer discs or other data and software storage and media devices) of SMMI, OGT and their respective businesses;

(19)"Bribery" means the offering, authorising, giving, soliciting or accepting any monetary or other benefit to influence action of a Government Official in an official capacity, or to otherwise influence any person to act improperly. Bribery includes the making of facilitation payments, which are improper payments made to induce required routine official action;

(20)"Budget" means a detailed budget for the execution of a Program;

(21)"Business Day" means any day other than a Saturday, Sunday or a public or statutory holiday in the place where an act is to be performed or a payment is to be made or received;

(22)"Charter Documents" means a constitution, articles, articles of incorporation, notice of articles, memoranda, certificate of formation, by-laws, operating agreement or any similar constating document of a corporate entity;

(23)"Claim" means any claim, action, proceeding, damage, loss, liability, cost, charge, expense, outgoing, payment or demand of any nature and whether present or future, fixed or unascertained, actual or contingent and whether at law, in equity, under statute, contract or otherwise;

(24)"Completion" means the completion by the Parties of the sale, assignment and transfer all of the issued and outstanding SMMI Shares to BMET USA or as directed by BMET USA upon exercise of the Option by BMET USA;

(25)"Confidential Information" has the meaning given in section 12.1(1);

(26)"Contracts" means all pending and executory contracts, agreements, leases and arrangements (whether oral or written) to which any THMG Party or OGT is a party or by which any THMG Party or OGT or any of its properties or assets is bound or under which any THMG Party or OGT has rights;

(27)"Control" means, in relation to any person, possession, directly or indirectly, of the power to direct or cause direction of management and policies of that person through ownership of voting securities, contract, voting trust or otherwise;

(28)"Defaulting BMET Party" has the meaning given in section 13.1;

(29)"Defaulting THMG Party" has the meaning given in section 13.1;

(30)"Disclosure Material" means any item of information or any document or communication (whether written or oral or embodied in tangible or electronic form) disclosed and provided by or on behalf a THMG Party to a BMET Party or its Personnel;

(31)"Dispute" means a dispute, controversy or Claim arising out of or in relation to this Agreement including in relation to its existence, validity, interpretation, performance, breach or termination;

(32)"Dispute Notice" has the meaning given in section 14.1;

(33)"Dispute Representative" has the meaning given in section 14.2(1);

(34)"Disputing Party" has the meaning given in section 14.1;

(35)"Encumbrance" means any mortgage, charge, pledge, hypothecation, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, option, earn-in, license or license fee, royalty, production payment, back-in right, claw-back right, restrictive covenant or other encumbrance of any nature or any agreement to give or create any of the foregoing, whether registrable or not;

(36)"Environment" means components of the earth including:

(a)land, air or water;

(b)any layer of the atmosphere;

(c)any organic or inorganic matter and any living organism,

including any natural ecosystems interacting with the above, and the environment or natural environment as defined in any Environmental Law.

(37)"Environmental Law" means any applicable provision of a Law, or a Law relating to the Environment including those relating to the storage, generation, use, handling, manufacture, processing, transportation, import, export, treatment, Release or disposal of any Regulated Substance and any laws relating to asbestos or asbestos containing materials in the Environment, in the workplace or in any building;

(38)"Execution Date" means February 27, 2019;

(39)"Expenditure" means any and all costs and expenses of whatever kind or nature funded, spent or incurred in the conduct of the Operations on or in relation to the Property including:

(a)in maintaining and holding the Property in good standing (including land maintenance costs and any monies expended as required to comply with applicable Law), in curing title defects and in acquiring and maintaining surface and other ancillary rights;

(b)in preparing for and in the application for and acquisition of environmental and other Permits necessary or desirable to commence and complete exploration and development activities;

(c)in connection with any applications and necessary studies in order to obtain Permits including the preparation for and attendance at hearings and other meetings related to the Property;

(d)in undertaking geophysical and geological surveys, drilling, assaying and metallurgical testing in, on or in respect of the Property, including costs of assays, metallurgical testing and other tests and analyses (including downhole photography) to determine the quantity and quality of Minerals, water and other materials or substances;

(e)in the preparation of work programs and the presentation and reporting of data and other results obtained from those work programs including any program for the preparation of any preliminary economic assessment, technical report, pre-feasibility study, feasibility study or other evaluation of the Property;

(f)in searching for, digging, trenching, sampling, assaying, testing, working, developing mining or extracting Minerals;

(g)in acquiring, erecting and installing mining plant, milling and metallurgical plant, ancillary facilities, buildings (including accommodations for workers, if necessary), machinery, tools, appliances or equipment and constructing access roads, railroads and other transportation facilities and, if necessary, water pipelines for use in relation to the Property;

(h)in transporting Minerals, personnel, supplies, mining or milling plant, buildings, machinery, tools, appliances or equipment in, to or from the Property;

(i)for environmental remediation and rehabilitation;

(j)in acquiring or obtaining the use of facilities, equipment or machinery, and for all parts, supplies and consumables;

(k)for salaries and wages for Personnel assigned to exploration, evaluation, development and operation activities;

(l)travelling expenses and fringe benefits (whether or not required by Law) of all persons engaged in work with respect to and for the benefit of the Property, including for their food, lodging and other reasonable needs;

(m)payments to contractors or consultants for work done, services rendered or materials supplied;

(n)expenses in respect of consultation and negotiation with aboriginal or indigenous peoples, including payments to or on behalf of aboriginal or indigenous peoples;

(o)payments made to, or investments made in connection with, any local communities or other stakeholders;

(p)the cost of insurance premiums and performance bonds or other security; and

(q)all taxes levied against, or in respect of, the foregoing items of Expenditure, the Property, or activities on, or in respect of, the Property;

(40)"Exploration Data" means any map, drill core, sample, assay, geological, geophysical, geochemical or other technical report and any study, design, plan and financial or other record (whether in tangible or electronic form) related to the Property or Operations in the possession, or under the control of, a Party or its Affiliates;

(41)"Force Majeure" means, other than as a consequence of the negligence or default of a Party, an event or cause which is beyond the control of the Party claiming force majeure, not able to be overcome by the exercise of reasonable care, proper precautions and the consideration of reasonable alternatives with the intention of avoiding the effects of the force majeure by that Party, and which could not have been reasonably foreseen, and includes (subject to satisfying the requirements of the foregoing):

(a)an act of God (other than adverse weather);

(b)earthquakes, cyclones, fire or flood;

(c)acts of war, acts of public enemies, terrorist acts, riots or civil commotions;

(d)shortages of labour or strikes, interference of trade unions, lockout, secondary boycott, other labour difficulties (without regard to whether such difficulties can be resolved by acceding to the demands of the union);

(e)break down or destruction of machinery, plant or equipment, delays in transportation, shortages or inability to obtain contractors, machinery, plant or equipment, fuel, transportation or power;

(f)laws, rules and regulations or orders of any Governmental Authority enacted or made after the Execution Date that cause the Operations to cease;

(g)injunctions, civil disobedience, protests and other delays and disturbances caused by aboriginal or indigenous peoples that cause the Operations to cease;

(h)protests, demonstrations or other events by environmental lobbyists, non-governmental organizations or local community groups that cause the Operations to cease,

but does not include:

(i)economic hardship, lack of money, credit or markets or inability to pay any sum of money; or

(j)delays in the performance of the obligations of a Party or its Personnel unless that delay is itself caused by Force Majeure or by the default or negligence of the other Party or its Personnel;

(42)"Government Official" includes any:

(a)individual who is employed by or acting on behalf of a Governmental Authority, a person Controlled by a Governmental Authority (including state owned enterprises) or a public international organization;

(b)political party, party official or political office candidate;

(c)individual who holds or performs the duties of an appointment, office or position created by custom or convention, including, potentially, some tribal leaders and members of royal families; or

(d)individual who holds themselves out to be the authorised intermediary of any person specified in subsections 1.1(42)(a) to (c) above;

(43)"Governmental Authority" means any federal, provincial, state, territorial, regional, municipal or local government or authority, quasi government authority, fiscal or judicial body, government or self-regulatory organization, commission, board, tribunal, organization, or any regulatory, administrative or other agency, or any political or other subdivision, department, or branch of any of the foregoing;

(44)"IFRS" means International Financial Reporting Standards;

(45)"Indemnified Party" has the meaning given in section 11.2(2);

(46)"Indemnifying Party" has the meaning given in section 11.2(2);

(47)"Initial Dispute Period" has the meaning given in section 6.1(3);

(48)"Insolvency Event" means, in respect of a Party, the happening of any of the events described in section 1.1(49);

(49)"Insolvent Party" means a Party, in relation to which any of the following occur:

(a)the Party becomes, or informs another Party, creditors of the Party generally or any particular creditor of the Party that it is, insolvent or unable to pay its debts as and when they fall due;

(b)a liquidator or provisional liquidator is appointed in respect of the Party;

(c)a receiver or receiver and manager or an analogous person is appointed to the Party or any of its property;

(d)the Party has a mortgagee seeking to exercise a right of possession or control over the whole or a part of its property;

(e)the Party enters into, or calls a meeting of its members or creditors with a view to entering into, a composition, compromise or arrangement with, or an assignment for the benefit of, any of its members or creditors, or a court orders that a meeting be convened in respect of a proposed composition, compromise or arrangement between the Insolvent Party and its creditors or any class of its creditors, other than for the purpose of reconstruction or amalgamation;

(f)the Party has any execution, writ of execution, mareva or standstill injunction or similar order, attachment or other process made, levied or issued against it or in relation to any of its assets which has material adverse effect on the Party's business, assets or financial condition or its ability to perform its obligations under this Agreement;

(g)any application is made or other process commenced (not being an application or process withdrawn, discontinued or dismissed within twenty (20) Business Days of being filed) seeking an order for the appointment of a provisional liquidator, a liquidator, a receiver or a receiver and manager to the Party;

(h)the Party is declared bankrupt or has filed for some form of protection from its creditors under applicable Law relating to or governing bankruptcy;

(i)there is a resolution of creditors or members, or an order of a court, to place in liquidation or bankruptcy or wind up the Insolvent Party; or

(j)an event happens analogous to an event specified in sections 1.1(49)(a) to 1.1(49)(i) to which the law of another jurisdiction applies and the event has an effect in that jurisdiction similar to the effect which the event would have had if the law of Canada applied;

(50)"Insurance Policies" has the meaning given in section 3.2(101)0;

(51)"ISGC II Settlement Agreement" means the settlement agreement and release dated November 3, 2016 between the THMG Parties and ISGC II, pursuant to which THMG, ISGC II and OGT entered into each of the Mining Lease and Option and the OGT Operating Agreement;

(52)"ISGC II" means Idaho State Gold Company II, LLC;

(53)"Law" includes:

(a)federal, provincial, state and local government legislation or regulations and by-laws;

(b)legislation or regulation of any jurisdiction other than those referred to above with which a Party must comply;

(c)common law and equity;

(d)judgments, decrees, writs, administrative interpretations, guidelines, policies, injunctions, orders or the like, of any Governmental Authority with which a Party is legally required to comply; and

(e)Governmental Authority requirements and consents, certificates, licenses, permits and approvals (including conditions in respect of those consents, certificates, licenses, permits and approvals);

(54)"Leases" means the leases comprising a portion of the Property and described in Schedule 1;

(55)"Management Proposals" has the meaning given in section 4.6(1)(a);

(56)"Material Agreements" means all Contracts falling within the following categories to which any of the THMG Parties or OGT is a party or its assets or properties are bound:

(a)any Contract, or group of related Contracts with the same party, that is reasonably expected to involve payments to or from any of the THMG Parties or OGT in excess of US$50,000 over the term of such Contract;

(b)any Contract for capital expenditures in excess of US$50,000.

(c)any partnership, joint venture, strategic alliance or other similar Contract;

(d)all Contracts evidencing indebtedness, or mortgaging, pledging or otherwise placing an Encumbrance on any assets, of any of the THMG Parties or OGT, other than inter-corporate indebtedness among the THMG Parties;

(e)any written guaranty, indemnity or other similar undertaking extended by any THMG Party or OGT;

(f)any capital lease, lease of real or personal property, surface use agreement, right-of-way easement, layback subsidence or overstrip agreement;

(g)any employment, agency, collective bargaining or consulting Contract;

(h)any (A) Contract with any insider or affiliate of a THMG Party or OGT, (B) agreement between or among insiders or affiliates of any THMG Party or OGT relating in any way to any THMG Party or OGT, or (C) Contract with any employee of a THMG Party or OGT;

(i)any Contract relating to water rights;

(j)any Contract pursuant to which any THMG Party or OGT holds any rights in any of the Property, the OGT Assets or the SMMI Assets, or that restricts in any way its rights with respect thereto;

(k)any Contract that requires the payment of royalties, commissions, finders' fees or similar payments; and

(l)any other Contract which is otherwise material to any of the THMG Parties and entered into outside of the ordinary course of business;

(57)"Material Decision", with respect to a person, means a decision relating to one or more of the following:

(a)financial accommodation – entering into borrowings or other financial accommodation resulting in total financial accommodation, or borrowings, exceeding US$5,000;

(b)unusual transactions – entering into any transaction that is not in the ordinary course of its business, or that requires outlay by such entity of funds exceeding one percent (1%) of its net tangible assets;

(c)provision of loans - the provision of any loan to any person;

(d)guarantees – entering into or becoming liable under any guarantee or indemnity, or similar arrangement under which it may incur liability in respect of the financial obligation of any other person;

(e)encumbrance - the creation of any Encumbrance over the assets of it in favour of any person;

(f)assets - except as expressly contemplated by this Agreement, the sale, transfer, lease, assignment, disposal or acquisition of assets or any contract to do so where the market value of such assets or the consideration in respect of the sale or acquisition of such assets is in excess of US$5,000;

(g)winding up - the appointment of a receiver, liquidator or administrator or any proposal to wind up its affairs or make any composition or arrangement with creditors;

(h)litigation - the commencement or settlement of any litigation, arbitration or other proceedings that will cause, or is likely to cause, it to incur liabilities, losses, damages, costs or expenses (including legal costs) in excess of US$5,000 in aggregate;

(i)directors' fees - the payment of any fee or other remuneration to a director for his or her service as a director;

(j)related party transactions - the making or entry into by it of any agreement, contract, arrangement or understanding with an Affiliate of it, a shareholder of it or a shareholder of any Affiliate of it;

(k)non-arm's length matters - the making or entry into by it of any agreement, contract, arrangement or understanding which is not in the ordinary course of business or which is not on an arm's length basis at market terms, or both, as the case may be; or

(l)Material Agreements – the entry into, or amendment or termination of any Material Agreement.

(58)"Mineral Rights" means any claim, prospecting license, exploration license, mining claim, mining lease, mining license, mineral concession, mineral claim and other forms of mineral tenure (including any application for the grant or issue of any of the foregoing) or other rights to minerals, or to work upon lands for the purpose of searching for, developing or extracting minerals under any form of mineral title recognized under applicable Law in the State of Idaho, whether contractual, statutory or otherwise;

(59)"Minerals" means all minerals, mineral products, mineral by-products, ores, solutions and concentrates or metals derived from them, containing precious, base and industrial minerals (including gems and uranium) which are found in, on or under the Property and may lawfully be explored for, mined and sold under the Mineral Rights and other instruments of title under which the Property is held;

(60)"Mining Lease" means the mining lease with option to purchase dated November 3, 2016 between OGT and SMMI;

(61)"National Instrument 43-101" means National Instrument 43-101 titled "Standards of Disclosure for Mineral Projects", as issued by the Canadian Securities Administrators, as amended from time to time or any successor instrument, rule or policy;

(62)"National Instrument 45-102" means National Instrument 45-102 titled "Resale of Securities", as issued by the Canadian Securities Administrators, as amended from time to time or any successor instrument, rule or policy;

(63)"National Instrument 45-106" means National Instrument 45-106 titled "Prospectus and Registration Exemptions", as issued by the Canadian Securities Administrators, as amended from time to time or any successor instrument, rule or policy;

(64)"Non-operating Party" has the meaning given in section 7.6;

(65)"Notice" or "notice" has the meaning given in section 15.1;

(66)"NPV" has the meaning given in section 4.2(g);

(67)"OGT" means Owyhee Gold Territory, LLC;

(68)"OGT Assets" means the following:

(a)the Property;

(b)any maps, drill core, samples, assays, geological and other technical reports, metallurgical analyses, data in respect of reclamation or restoration work, studies, designs, plans and financial or other records (whether in tangible or electronic form) related to the Property in the possession or under the control of OGT as at the Execution Date or thereafter acquired by OGT with respect to the Property;

(c)Conditional Use Permit No. Z13-13 and Memorandum of Decision, dated October 23, 2013 issued by the Owyhee County Planning and Zoning Commission for the South Mountain Mill; and

(d)Conditional Use Permit Z13-12 and Memorandum of Decision, dated October 23, 2013 issued by the Owyhee County Planning and Zoning Commission regarding the South Mountain Mine;

(69)"OGT Other Liabilities" means those liabilities of OGT outstanding as at the date of this Agreement other than the OGT Reclamation Liability;

(70)"OGT Operating Agreement" means the amended and restated operating agreement dated November 3, 2016 between OGT, SMMI and ISGC II pertaining to OGT's limited purpose of being the landlord, pursuant to the Mining Lease;

(71)"OGT Reclamation Liability" means the reclamation liability of OGT outstanding as at the date of this Agreement in the amount of US$65,000;

(72)"OGT Units" means the equity units of OGT;

(73)"Operations" means every kind of work done, or activity performed on or in respect of the Property to explore for Minerals including investigating, prospecting, exploring, drilling, analysing, property maintenance, sampling, assaying, preparation of reports, estimates and studies (including feasibility studies), surveying, rehabilitation, reclamation and environmental protection, and any management and administration necessary to conduct the foregoing work or activities;

(74)"Operator" means the operator of the Operations following the Tranche 2 Completion Date;

(75)"Option" has the meaning given in section 4.1;

(76)"Option Exercise Notice" has the meaning given in section 6.1(1);

(77)"Option Payment" means any payment, whether made in cash or through the delivery of BMET Shares, pursuant to section 4.2;

(78)"Option Period" means the 24-month period following the Tranche 2 Completion Date, as may be extended pursuant to section 4.10;

(79)"OTC" means the OTC Markets Group Inc.;

(80)"OTCQB" means the OTCQB market of the OTC;

(81)"Other Rights" means any interest in real property, whether freehold, leasehold, license, right of way, easement, any other surface or other right in relation to real property, and any right, license or permit in relation to the use or diversion of water, but excluding any Mineral Rights;

(82)"Outside Date" means May 31, 2019, or such later date as the Parties may agree in writing;

(83)"Party" means any of BMET, BMET USA, THMG, TMRI or SMMI, as the context dictates;

(84)"Parties" means the BMET Parties and the THMG Parties;

(85)"PEA" means a study, other than a pre-feasibility or feasibility study, that includes an economic analysis of the potential viability of mineral resources, prepared in accordance with National Instrument 43-101;

(86)"PEA Author" means the third-party engineering firm to be engaged pursuant to section 8.2;

(87)"Permit" means any applicable permit, consent, authorisation, registration, filing, lodgement, notarisation, certificate, endorsement, permission, license, approval, authority or exemption by or with a Governmental Authority or other person or body having jurisdiction or authority in any way over the subject matter of this Agreement or the Property;

(88)"Permitted Encumbrances" means, with respect to any Assets:

(a)undetermined or inchoate liens, charges and privileges (including mechanics', construction, carriers', workers', repairers', storers' or similar liens) if payment of the secured obligation is not yet overdue or being contested in good faith;

(b)Encumbrances for taxes, assessments, obligations under workers' compensation or other social welfare legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue or being contested in good faith;

(c)easements, rights-of-way and other surface rights that that do not materially detract from the value of the Property or materially impair the operation of the Property;

(d)zoning or land use or other rights reserved to or vested in any Governmental Authority to control or regulate the Property; and

(e)the Encumbrances listed in the THMG Disclosure Letter;

(89)"Permitted Financings" has the meaning given in section 5.1(5);

(90)"Personnel" means:

(a)in relation to a Party, any of its directors, officers, employees, agents, consultants, invitees, Subcontractors (including Subcontractors' Personnel) and representatives involved either directly or indirectly in the performance of the Party's obligations under this Agreement; and

(b)in relation to a Subcontractor, any of its directors, officers, employees, agents, consultants, invitees, subcontractors or representatives involved either directly or indirectly in the performance of a Party's obligations under this Agreement;

(91)"Property" means the Mineral Rights and Other Rights, if any, described in Schedule 1, together with any present or future renewal, extension, modification, substitution, amalgamation or variation of any of those Mineral Rights or Other Rights that derive directly from those Mineral Rights or Other Rights (whether granting or conferring the same, similar or any greater rights and whether extending over the same or a greater or lesser domain);

(92)"Proposed Adjustment Notice" has the meaning given in section 6.1(2);

(93)"Receiving Party" has the meaning given in section 14.1;

(94)"Regulated Substances" means all pollutants, contaminants, chemicals, industrial, toxic, hazardous or noxious substances or wastes or any other materials or substances that are now or hereafter prohibited, controlled, prescribed or regulated by any Governmental Authority or applicable Law, or the presence or quantity of which now or hereafter requires reporting, monitoring, investigation, removal or remediation by any Governmental Authority or applicable Law, including but not limited to:

(a)any petroleum or petroleum compound (refined or crude), natural gas, natural gas liquids or related hydrocarbons, flammable substance, explosive, radioactive material or any other material or pollutant that poses a hazard or potential hazard to the Environment or any person;

(b)asbestos or any asbestos-containing material of any kind or character, any materials or substances containing polychlorinated biphenyls or urea formaldehyde insulation;

(c)any materials or substances designated as a "hazardous waste", "hazardous substance", "toxic pollutant" or "contaminant" under any Environmental Law; and

(d)any materials or substances that are toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous;

(95)"Release" includes releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, migrating, escaping, leaching, disposing, dumping, depositing, spraying, burying, abandoning, incinerating, seeping or placing, or any similar action defined in any Environmental Law;

(96)"Resolver" has the meaning given in section 6.1(3);

(97)"Representative" means the individual appointed from time to time by a Party to act as a Party's representative in respect of this Agreement and its subject matter;

(98)"Review Period" has the meaning given in section 6.1(2);

(99)"Rules" has the meaning given in section 14.3(1);

(100)"SEC" means the United States Securities and Exchange Commission;

(101)"Securities Laws" means all the securities rules, laws, regulations and policies applying to a Party, including all of the rules and policies of the TSXV and any other stock exchange that such Party's shares are listed on;

(102)"SMMI Assets" means the following:

(d)the Mining Lease;

(e)any maps, drill core, samples, assays, geological and other technical reports, metallurgical analyses, data in respect of reclamation or restoration work, studies, designs, plans and financial or other records (whether in tangible or electronic form) related to the Property in the possession or under the control of the THMG Parties as at the Execution Date or thereafter acquired by any Party or its Affiliates with respect to the Property; and

(f)any exploration tools, plant, supplies and equipment acquired after the Execution Date for or in connection with the Property by a Party or its Affiliates if the costs of any such acquisition are included in the Expenditures made under this Agreement;

(103)"SMMI/BMET USA Management Contract" means the management contract to be entered into between BMET USA and SMMI in substantially the form set out in Schedule 3 hereto;

(104)"SMMI Balance Sheet" means the balance sheet of SMMI as at close of business on the day immediately prior to the Tranche 6 Payment Date;

(105)"SMMI Financial Statements" has the meaning given in section 3.2(97);

(106)"SMMI Other Liabilities" means those liabilities of SMMI outstanding as at the date of this Agreement other than the South Mountain Project Liabilities, comprised of (i) US$933,726 of intercompany payables, and (ii) US$70,842 of accounts payable and accrued liabilities;

(107)"SMMI Representatives" has the meaning given in section 8.1(1);

(108)"SMMI Shares" means the shares of common stock with a par value US$1.00 per share, in the capital of SMMI;

(109)"SMMI/THMG Management Contract" means the management services agreement to be entered into between SMMI and THMG where by the services of each of Eric Jones, Jim Collord and Larry Thackery will be made available to SMMI to enable it to provide the management services under the SMMI/BMET USA Management Contract in substantially the form set out in Schedule 4 hereto;

(110)"South Mountain Project Liabilities" means the liabilities of SMMI as detailed in the THMG Disclosure Letter, comprised of (i) US$1,041,500 of deferred payroll, and (ii) US$241,685 of accrued related party liability;

(111)"South Mountain Mining Deed" means the South Mountain Mining Deed, dated August 31, 1990, and recorded in Owyhee County at Instrument No. 212692;

(112)"South Mountain Technical Report" means the technical report titled "National Instrument 43-101 Technical Report: Updated Mineral Resource Estimate for the South Mountain Project, Owyhee County, Idaho, USA" dated May 25, 2018 prepared for THMG by Hard Rock Consulting, LLC;

(113)"Subcontractor" means any person engaged by a Party to perform any part of that Party's obligations under this Agreement and includes a supplier of that Party;

(114)"Successor Party" has the meaning given in section 9.3;

(115)"Surface Right Notice" has the meaning given in section 5.4(1);

(116)"Surface Rights" means bona fide easements, rights of way, servitudes or other similar surface rights, including rights of way and servitudes for highways, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone or cable television conduits, poles, wires or cables, which are required to be granted under applicable Law or do not materially impair the use of the Property for the purposes for which it is held, which purposes include the exploration for Minerals and the development of a mining project within the Property, and Surface Rights granted by OGT that are required to be granted under applicable Law, or that have been determined to be a Permitted Encumbrance pursuant to section 5.4, and do not materially impair the use of the Property for the purposes for which it is held which purposes include the exploration for Minerals and the development of a mining project within the Property;

(117)"Technical Committee" has the meaning given in section 8.1(1);

(118)"Termination Payment" means US$100,000;

(119)"Third-Party Claim" has the meaning given in section 11.2(2);

(120)"THMG Disclosure Documents" has the meaning given in section 3.2(5);

(121)"THMG Disclosure Letter" means the confidential letter from THMG to the BMET Parties dated as of the date of this Agreement with respect to certain matters in this Agreement;

(122)"THMG Equity Placement" has the meaning given in section 4.2(1)(c)(ii);

(123)"THMG Equity Placement Shares" has the meaning given in section 4.2(1)(c)(ii);

(124)"THMG Equity Placement Subscription Agreement" means the subscription agreement to be entered into between THMG and BMET in respect of the THMG Equity Placement, in substantially the form attached as Schedule 5;

(125)"THMG Financial Statements" has the meaning given in section 3.2(13);

(126)"THMG Party" means THMG, TMRI or SMMI, as the context dictates;

(127)"THMG Parties" means THMG, TMRI and SMMI;

(128)"THMG Shareholder Approvals" has the meaning given in section 5.1(1);

(129)"THMG Shareholder Distribution" has the meaning given in section 4.6(3);

(130)"THMG Shares" means the shares of common stock with a par value of US$0.001 per share in the capital of THMG;

(131)"THMG Supporting Shareholders" means, collectively, certain shareholders of THMG who agree to enter into the Voting Support Agreements and all of the officers and directors of THMG;

(132)"THMG Voting Support Agreements" means the voting agreements (including all amendments thereto) between BMET, THMG and the THMG Supporting Shareholders in substantially the form set out in Schedule 6;

(133)"TMRI Shares" means the shares of common stock with a par value  of US$0.001 per share and preferred shares in the capital of TMRI;

(134)"Title and Corporate Opinions" has the meaning given in section 2.1(5);

(135)"Tranche 1" means the cash payment pursuant to section 4.2(1)(a);

(136)"Tranche 2" means the delivery of the Tranche 2 Shares and completion of the THMG Equity Placement pursuant to section 4.2(1)(c);

(137)"Tranche 2 Conditions Precedent" has the meaning given in section 2.1;

(138)"Tranche 2 Conditions Precedent Satisfaction Date" means the date on which all of the Tranche 2 Conditions Precedent set out in section 2.1 have been satisfied;

(139)"Tranche 2 Completion Date" means the date on which Tranche 2 is completed;

(140)"Tranche 2 Shares" has the meaning given in section 4.2(1)(c)(i);

(141)"Tranche 2 Shares Value" means the value of the Tranche 2 Shares calculated using the 5-day VWAP as of the date immediately prior to February 27, 2019;

(142)"Tranche 3" means the cash payment pursuant to section 4.2(1)(d);

(143)"Tranche 4" means the cash payment pursuant to section 4.2(1)(e);

(144)"Tranche 5" means the cash payment pursuant to section 4.2(1)(f);

(145)"Tranche 6" means the Tranche 6 Cash Payment and the Tranche 6 Value Payment pursuant section 4.2(1)(g);

(146)"Tranche 6 Cash Payment" has the meaning given in section 4.2(1)(g);

(147)"Tranche 6 Payment Date" has the meaning given in section 6.1(1)(a);

(148)"Tranche 6 Shares" has the meaning given in section 4.2(1)(g);

(149)"Tranche 6 Value Payment" has the meaning given in section 4.2(1)(g);

(150)"TSXV" means the TSX Venture Exchange;

(151)"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(152)"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended; and

(153)"Year" means:

(a)in the case of the first Year, the period commencing on the Tranche 2 Completion Date and expiring on the first anniversary of the Tranche 2 Completion Date; and

(b)in the case of each subsequent Year, each period of 12 successive months commencing on an anniversary of the Tranche 2 Completion Date and, for the avoidance of doubt, the "Final Year" will, as the context requires, be the period commencing on the anniversary of the Tranche 2 Completion Date in the relevant Year occurring immediately prior to the earlier of:

(i)the Tranche 6 Payment Date; or

(ii)the date of termination or expiry of this Agreement.

1.2Interpretation

(1)Unless the context otherwise expressly requires, in this Agreement:

(a)the singular includes the plural and conversely and a gender includes all genders;

(b)if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(c)a reference to a person (including a Party) includes an individual, company, other body corporate, association, partnership, firm, joint venture, trust or Governmental Authority;

(d)a reference to a part, schedule or annexure is a reference to a part of or a schedule or annexure to this Agreement;

(e)a reference to any Party includes that Party's executors, administrators, substitutes (including, but not limited to, persons taking by novation), successors and permitted assigns;

(f)a reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document;

(g)a reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation, code, by-law, ordinance or statutory instrument issued under it;

(h)a reference to writing includes a facsimile or electronic mail transmission and any means of reproducing words in a tangible and permanently visible form;

(i)a reference to "$" or "US$" is to currency of the United States;

(j)a reference to "C$" is to currency of Canada;

(k)the word "including" means "including without limitation" and "include" and, "includes" will be construed similarly;

(l)headings and any table of contents or index are for convenience only and do not form part of this Agreement or affect its interpretation;

(m)a provision of this Agreement must not be construed to the disadvantage of a Party merely because that Party was responsible for the preparation of this Agreement or the inclusion of the provision in this Agreement;

(m)if an act is prescribed to be done on a specified day which is not a Business Day, it must be done instead on the next Business Day;

(n)where the phrase "to the best of the knowledge of" or similar expressions are used in this Agreement, with respect to THMG means the actual knowledge of Eric Jones, President and Chief Executive Officer of THMG; James Collard, VP and Chief Operating Officer of THMG and Larry Thackery, Chief Financial Officer of THMG, in each case having made the enquiries that are necessary to enable such persons to make the statement or disclosure; and

(o)a reference to a thing (including a right, obligation or concept) includes a part of that thing but nothing in this section 1.2(1)(o) implies that performance of part of an obligation constitutes performance of the obligation.

(2)In the Option Agreement, a reference to a section is a reference to a section of the Option Agreement.

1.3Schedules

The following schedules are attached to and incorporated in this Agreement:

(1)Schedule 1 – Property Description

(2)Schedule 2 – Material Agreements

(3)Schedule 3 – Form of SMMI/BMET USA Management Contract

(4)Schedule 4 – Form of SMMI/THMG Management Contract

(5)Schedule 5 – Form of THMG Equity Placement Subscription Agreement

(6)Schedule 6 – Form of THMG Voting Support Agreement

(7)Schedule 7 – Form of Estoppel Certificate and Ratification

2.TRANCHE 2 CONDITIONS PRECEDENT

2.1Conditions

Completion of Tranche 2 is subject to each of the following conditions (each a "Tranche 2 Condition Precedent" and, collectively, the "Tranche 2 Conditions Precedent") being satisfied or waived on or before the Outside Date:

(1)BMET obtaining any required approval, consent or acceptance of the TSXV, including, if necessary, completing any financing as may be required pursuant to section 5.7 of TSXV Policy 5.3, and from any other regulatory body having jurisdiction, in connection with this Agreement or its subject matter, including the consummation of all transactions contemplated hereby;

(2)THMG obtaining any required approval, consent or acceptance of the TSXV and from any other regulatory body having jurisdiction, in connection with this Agreement or its subject matter, including the consummation of all transactions contemplated hereby;

(3)THMG obtaining the THMG Shareholder Approvals;

(4)BMET and THMG obtaining all necessary third party approvals or consents to the consummation of the transactions contemplated by this Agreement, including any consent or approval that is required under applicable Law or by virtue of a condition or covenant of any Mineral Right forming part of the Property (on terms and conditions satisfactory to BMET and THMG);

(5)THMG delivering to the BMET Parties a title opinion in respect of the Property, together with legal opinions confirming the valid existence, good standing and corporate or limited liability company power of each THMG Party and OGT, the execution of this Agreement and the performance of all obligations hereunder (including without limitation, the Completion) having been duly authorized by all requisite corporate action of each THMG Party, the execution and delivery of this Agreement by each THMG Party, that THMG is reflected as the registered owner of 100% of the capital stock and other equity interests of TMRI on the share register of TMRI, that TMRI is reflected as the registered owner of 100% of the capital stock and other equity interests of SMMI on the share register of SMMI, and that SMMI is reflected as the registered owner of 75% of OGT Units on the ownership register of OGT, all prepared by recognized legal counsel in form and substance satisfactory to BMET, acting reasonably (collectively, the "Title and Corporate Opinions");

(6)THMG delivering the South Mountain Technical Report, re-addressed to SMMI and BMET and with such amendments as required to satisfy the requirements under section 5 of TSXV Policy 5.3, it being acknowledged that the cost of preparation of such report shall be borne by BMET (for clarity THMG shall be responsible for any amounts owing to the authors of the South Mountain Technical Report for services rendered prior to the work undertaken pursuant to this section 2.1);

(7)SMMI entering into  the SMMI/THMG Management Contract;

(8)the representations and warranties set forth herein of the BMET Parties and the THMG Parties, respectively, being true and correct in all material respects as of the Tranche 2 Completion Date, and the BMET Parties and the THMG Parties, respectively, having complied with all of their covenants and agreements set forth herein and in the THMG Equity Placement Subscription Agreement that are to be complied with prior to or concurrent with the Tranche 2 Completion Date;

(9)THMG delivering to the BMET Parties an estoppel certificate and ratification, in substantially the form attached as Schedule 7, executed by each of OGT and ISGC II certifying and agreeing that with respect to the ISGC II Settlement Agreement, the OGC Operating Agreement and the Mining Lease (i) each agreement is in full force and effect, (ii) there are no defaults under the agreements, nor any condition or event that, after notice or lapse of time or both, would constitute a default under the agreements, (iii) that all amount due and owing by the THMG Parties under the agreements have been fully and properly paid, (iv) that ISGC II will provide BMET USA with written notice of any and all defaults by any of the THMG Parties under the agreements, and that BMET USA shall have the right to cure any such defaults and (v) recognizing and accepting BMET USA's rights as Operator under Section 7 of this Agreement; and

(10)the BMET Parties being satisfied, in their sole discretion, with the results of their due diligence review of each of the THMG Parties, OGT and the Property.

2.2Co-operation

Each Party must at its own cost use its reasonable efforts to procure satisfaction of the Tranche 2 Conditions Precedent that are applicable to it as soon as practicable after the Execution Date. To the maximum extent permitted by applicable Law, in complying with this section 2.2, each Party must:

(1)keep the other Party promptly and reasonably informed of the steps it has (or its Affiliates have) taken and of its (or its Affiliates) progress towards satisfaction of the Tranche 2 Conditions Precedent, including providing copies of any correspondence or lodgements with a Governmental Authority;

(2)promptly notify the other Party in writing if it becomes aware that any Tranche 2 Condition Precedent has been satisfied, in which case the notifying Party will also provide reasonable evidence that the Tranche 2 Condition Precedent has been satisfied; and

(3)promptly notify the other Party in writing of a failure to satisfy a Tranche 2 Condition Precedent or of any fact or circumstance that does, or that it reasonably believes may, result in a Tranche 2 Condition Precedent becoming incapable of being satisfied or that may result in a Tranche 2 Condition Precedent not being satisfied in accordance with its terms.

2.3Tranche 2 Conditions Precedent Satisfaction Date

Upon each Party having notified the other Parties with respect to the satisfaction of the Tranche 2 Conditions Precedent, the Tranche 2 Conditions Precedent Satisfaction Date will be deemed to have occurred.

2.4Waiver or Extension

(1)The Tranche 2 Conditions Precedent are for the benefit of each Party and cannot be waived or extended unless agreed in writing by each Party.

(2)A Party entitled to waive the non-fulfilment of a Tranche 2 Condition Precedent pursuant to this section 2.4 may do so in its absolute discretion and nothing in this Agreement will oblige a Party to waive a Tranche 2 Condition Precedent.

(3)The Outside Date may only be extended by the written agreement of each Party.

3.REPRESENTATIONS AND WARRANTIES

3.1Mutual Representations and Warranties

(1)Each Party represents and warrants to each other Parties that:

a.it is duly incorporated, amalgamated or continued and validly exists under the law of its place of incorporation, amalgamation or continuance;

b.it is in good standing with respect to the filing of annual reports under the legislation under which it was incorporated, amalgamated or continued;

c.it has full legal capacity and power:

(i)to own its property and assets and to carry on its business; and

(ii)to enter into this Agreement and to perform its obligations under this Agreement.

(d)it has taken all action (whether corporate or otherwise) that is necessary to authorize its entry into this Agreement and to perform its obligations under this Agreement (in the case of THMG, except for the THMG Shareholder Approvals, when this representation is being made at a time from the Execution Date until the earlier of (1) the Tranche 2 Completion Date, and (2) the date on which THMG advises BMET that the THMG Shareholder Approvals have been obtained) and has duly executed and delivered this Agreement;

(e)this Agreement constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms by appropriate legal remedy subject to laws generally affecting creditors' rights and to principles of equity;

(f)the execution, delivery and performance by it of this Agreement does not or will not (with or without the lapse of time, the giving of notice or both) contravene, conflict with or result in a breach of or default under:

(iii)its Charter Documents;

(iv)in the case of the THMG Parties, any Charter Document of OGT;

(v)in the case of the THMG Parties, any Material Agreement;

(vi)any material term or provision of any security arrangement, undertaking, agreement or deed; or

(vii)any writ, order or injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it or any of its property is bound;

(g)no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending or, to the best of its knowledge, threatened against it which if adversely decided could, in the reasonable opinion of the Party's management, have a material adverse effect on the Party's business, assets (including the Property) or financial condition or materially impair its ability to perform its obligations under this Agreement, or in the case of the THMG Parties, could result in any person obtaining or being confirmed to have any interest in SMMI, OGT or their respective assets (including any liability of SMMI or OGT to such person) except as expressly contemplated by this Agreement;

(h)no liquidator, trustee in bankruptcy, receiver or receiver and manager or other external administrator is currently appointed in relation to it or any of its property;

(i)to the best of its knowledge after making due enquiry, there are no facts, matters or circumstances which give any person the right to appoint or to apply to appoint (as the case may be) a liquidator, trustee in bankruptcy, receiver or receiver and manager or other external administrator to it or any of its property; and

(j)it is unaware of any material facts or circumstances that have not been disclosed in this Agreement, which should be disclosed to each other Party in order to prevent the representations and warranties in this section 3.1(1) from being materially misleading.

(2)The representations and warranties contained in section 3.1(1) will be treated as made and be binding upon each Party continuously during the term of this Agreement and each Party must immediately notify the other Parties if any of its representations and warranties set out in this section 3.1 are not true and correct in any material respect at any time during the term of this Agreement.

3.2THMG Parties Representations and Warranties

Each THMG Party jointly and severally represents and warrants to the BMET Parties that, except as disclosed in the THMG Disclosure Letter:

Absence of Approvals Required

(1)except as expressly provided otherwise in this Agreement, no Permit of any Governmental Authority or other third person, and no registration, declaration or filing by any THMG Party with any such Governmental Authority is required in order for the THMG Parties:

a.to consummate the transactions contemplated by this Agreement;

b.to execute and deliver all of the documents and instruments to be delivered by any THMG Party under this Agreement;

c.to duly perform and observe the terms and provisions of this Agreement; and

d.to render this Agreement legal, valid, binding and enforceable;

THMG Representations

(2)THMG is a reporting issuer in good standing under the Securities Laws of the Provinces of British Columbia and Alberta;

(3)the THMG Shares are registered under Section 12(g) of the U.S. Exchange Act;

(4)THMG is in compliance with its continuous disclosure requirements under Securities Laws, its public disclosure record does not contain any misrepresentation, as defined under those Securities Laws, and it is not aware of any material fact, as defined under those Securities Laws, that has not been publicly disclosed;

(5)THMG has timely filed with or furnished to the securities authorities under Securities Laws and the TSXV, the OTCQB and SEC all forms, reports, schedules, statements, certifications, material change reports and other documents required to be filed by it (collectively, the "THMG Disclosure Documents").  The THMG Disclosure Documents, at the time filed or, if amended, as of the date of such amendment:  (i) did not contain any misrepresentation (as defined under Securities Laws) and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the requirements of applicable securities legislation and the rules, policies and instruments of all Securities Authorities, the SEC, the OTCQB and the TSXV;

(6)THMG has complied with its obligation under Securities Laws to make timely disclosure of all material changes relating to it and no such disclosure has been made on a confidential basis and there is no material change relating to THMG that has occurred and with respect to which the requisite material change report has not been filed;

(7)the authorized capital of THMG consists of 200,000,000 shares, and 5,000,000 preferred shares, of which 57,645,579 THMG Shares and no preferred shares are issued and outstanding as fully paid and non-assessable on the Execution Date. All outstanding THMG Shares have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of THMG. Other than as disclosed in the THMG Disclosure Documents or as may be issued in connection with this Agreement, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to any shares in the capital of THMG or obligating THMG to issue or sell any shares of, or any other securities or interest in, THMG. THMG does not have outstanding or authorized any share appreciation, phantom share, profit participation or similar plans;

(8)THMG's issued and outstanding common shares are listed and posted for trading on the TSXV and have been admitted for trading on the OTCQB;

(9)the THMG Equity Placement Shares to be issued pursuant to the THMG Equity Placement will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 2 Completion Date (subject to usual qualifications) and the THMG Equity Placement Shares will at the time of issuance be listed on the TSXV and freely tradeable subject only to the resale restrictions as set out in the THMG Equity Placement Subscription Agreement and to compliance with applicable Securities Laws;

(10)no order ceasing or suspending trading in any securities of THMG or the trading of any of THMG's issued securities is currently outstanding and no proceedings for that purpose are, to the best knowledge of THMG, pending or threatened;

(11)no consent, approval, order or authorization of, or declaration or filing with, any Governmental Authority or other Person is required to be obtained by THMG in connection with the execution and delivery of this Agreement or the completion of the transactions contemplated under this Agreement other than:

(a)prior to the earlier of (i) the Tranche 2 Completion Date, and (ii) the date that THMG advises BMET that the THMG Shareholder Approvals have been obtained, the approval of the shareholders of THMG in accordance with the policies of the TSXV; and

(b)prior to the earlier of (i) the Tranche 2 Completion Date, and (ii) the date that THMG advises BMET that TSXV approval has been obtained, the approval of the TSXV;

(12)the issuance of the THMG Equity Placement Shares pursuant to this Agreement and the THMG Equity Placement Subscription Agreement has been, or will be at the time of issuance of such THMG Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of THMG;

(13)the audited consolidated financial statements of THMG for the year ended December 31, 2017 and the unaudited interim financial statements for the quarterly period ended September 30, 2018 included in the THMG Disclosure Documents (collectively, the "THMG Financial Statements"):

(a)were prepared in accordance with US GAAP accounting principles generally accepted in the United States of America for interim and annual financial information, respectively, and Applicable Law;

(b)complied as to form in all material respects with applicable accounting requirements the United States; and

(c)fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of THMG as of their respective dates;

(14)there are no liabilities or obligations of any nature (whether known or unknown, liquidated or unliquidated, due or to become due and whether absolute, accrued, contingent or otherwise) of THMG of any kind whatsoever, and there is no basis for any assertion against THMG of any liabilities or obligations of any kind, other than:

(d)the liabilities disclosed, reflected or provided for in the THMG Financial Statements;

(e)liabilities incurred since September 30, 2018 which were incurred in the ordinary course of business; and

(f)other liabilities or obligations disclosed in this Agreement;

(15)THMG maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the U.S. Exchange Act) that complies with the requirements of the U.S. Exchange Act.  THMG's internal control over financial reporting is effective. THMG maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the U.S. Exchange Act) that comply with the requirements of the U.S. Exchange Act; such disclosure controls and procedures are have been designed to ensure that material information relating to THMG is made known to THMG's principal executive officer and principal financial officer by others within THMG and its subsidiaries; such disclosure controls and procedures are effective; and there has been no change in THMG's disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect, THMG's disclosure controls and procedures;

(16)THMG and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, have conducted all activities on or in respect of its properties or those of its subsidiaries, as such properties are disclosed in the THMG Disclosure Documents, in material compliance with all applicable Law (including Anti-Corruption Law);

(17)there is no claim, action, proceeding or investigation pending or in progress or, to the knowledge of THMG, threatened against or relating to THMG or any of its subsidiaries or affecting any of their respective properties or assets before any Governmental Authority; none of THMG or its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict the right or ability of THMG or its subsidiaries, as the case may be, to conduct its business in all material respects as it has been carried on prior to the date hereof, or that would materially impede the consummation of the transactions contemplated hereby;

(18)all tax and other information returns required to be filed with respect to THMG or its assets, business or income, for all previous years or other reporting periods, under applicable Law (including the laws of the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates;

(19)the THMG Parties and OGT are the registered and beneficial owners of the material mineral interests and rights (including any mineral claims, mining claims, concessions, exploration licences, exploitation licences, prospecting permits, mining leases and mining rights) as disclosed in the THMG Disclosure Documents, which properties are held by the THMG Parties and OGT free and clear of all Encumbrances, other than Permitted Encumbrances;

The Property and Related Matters

(20)the Property is properly and accurately described in Schedule 1 and the Property comprises all of the real property interests held by the THMG Parties and OGT in Owyhee County, Idaho;

(21)OGT is the exclusive beneficial and registered or recorded owner of the Property, free and clear of any and all encumbrances, except Permitted Encumbrances and subject to the Mining Lease;

(22)SMMI is legally entitled to hold the SMMI Assets and will remain so entitled through and following the exercise of the Option or the termination of this Agreement, whichever is the earlier;

(23)OGT is legally entitled to hold the OGT Assets and will remain so entitled through and following the exercise of the Option or the termination of this Agreement, whichever is the earlier;

(24)all of the unpatented mining claims comprising the Property have been validly and properly located, staked, tagged and recorded (as the case may be), and all claim maintenance fees and filings have been timely and properly paid and completed in order to maintain the unpatented mining claims in good standing in accordance with the laws of the jurisdiction in which the Property is located and there are no disputes, threatened or now existing, as to title to or the location, staking, tagging or recording (as the case may be) or maintenance or validity of, those unpatented mining claims;

(25)the leases comprising the Property and described in Schedule 1 (collectively the "Leases") are (i) in good standing under all applicable laws and regulations, (ii) neither OGT nor the lessor under a Lease is in violation, breach or default under any such Lease, and there exists no condition or event which, with the giving of notice or lapse of time or both, reasonably could be expected to cause OGT to be in default under any such Lease;

(26)there is no renegotiation of, or attempt to renegotiate any terms of any Lease and no party to a Lease has made written demand for such renegotiation. No party to any such Lease has taken, or threatened in writing to take, a position regarding the interpretation or application of any material term that is reasonably expected to result in dispute resolution or litigation;

(27)except for the Permitted Encumbrances, each of the THMG Party's interest in the Property (whether direct or indirect through the Mining Lease) is free and clear of any and all Encumbrances;

(28)without limiting section 3.2(27), and other than the Mining Lease, there are no outstanding agreements, options or other arrangements to acquire or purchase the Property or any interest in the Property and no person has any royalty or other interest whatsoever in production or profits from the Property;

(29)all work or expenditure obligations applicable to the Property, all reports of the work or expenditure and other requirements to be satisfied or filed to keep the Property in good standing which were to have been satisfied by the date this representation is being made have been filed and satisfied and there are no disputes, threatened or now existing, relating to such obligations;

(30)all rentals, taxes, assessments, renewal fees and other governmental charges applicable to, or imposed on, the Property which were due to be paid on or before the date this representation is being made have been timely paid in full;

(31)each THMG Party has made available to the BMET Parties all Exploration Data in its possession as at the date this representation is being made and that Exploration Data is true and correct in all material respects and no relevant Exploration Data in respect of the Property has been withheld;

(32)there are no actual, alleged, potential or future adverse claims, challenges, suits, actions, prosecutions, investigations or proceedings against or to, the ownership of, or title to, the Property or any challenge to any THMG Party's right, title or interest in the Property nor to the best of its knowledge is there any basis for any of the foregoing;

(33)no THMG Party has any notice, or knowledge, of any proposal to terminate, condemn or vary the terms of or rights attaching to, the Property from any Governmental Authority or other person having jurisdiction in any way over the Property;

(34)the Property does not lie within any protected area, rescued area, reserve, reservation or special needs lands as designated by any Governmental Authority having jurisdiction, that would impair the exploration for Minerals or the development of a mining project on the Property;

(35)there are no orders or directions relating to environmental matters that remain unresolved, place limitations on the activities that can be conducted on the Property, or require any work, repairs, construction or capital expenditures with respect to the Property or the conduct of the business; and, to the best of the THMG Parties' knowledge, (i) all activity on the Property has been in material compliance with applicable Environmental Laws; and (ii) conditions on and relating to the Property are in material compliance with Environmental Laws;

(36)there has been no Release of any Regulated Substance from, on, to, in, or under the Property or into the environment, except as expressly permitted or otherwise authorized by applicable Law, there are no facts, circumstances, or conditions that would reasonably be anticipated to result in the revocation, cancellation, suspension of any Permit or give rise to liability under any Environmental Law;

(37)except as is expressly permitted by the terms of the Mineral Rights comprising the Property or applicable Permits, no toxic or hazardous substance or waste has been treated, disposed of or is located or stored on the Property as a result of activities of a THMG Party or its predecessors in title or interest;

(38)there is no pending or ongoing claims or actions taken by or on behalf of any aboriginal persons with respect to any lands included in the Property;

Compliance with Applicable Law

(39)each THMG Party and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, and OGT, have conducted all activities on or in respect of the Property in compliance with all applicable Law (including Anti-Corruption Law);

TMRI Shares

(40)the authorized capital of TMRI consists of 100,000,000 shares of common stock with a par value  of US$0.001 per share and 5,000,000 preferred shares, of which 10,000,000 shares of common stock and 5,000,000 preferred shares are issued and outstanding as fully paid and non-assessable;

(41)THMG is the registered, legal and beneficial owner of 100% of the TMRI Shares, has good and marketable title to the TMRI Shares and the TMRI Shares are free and clear of any Encumbrance or third party claim;

(42)THMG has not given or agreed to give any Encumbrance over any of the TMRI Shares;

(43)the TMRI Shares are validly issued and fully paid and no moneys are owing in respect of them;

(44)none of the TMRI Shares has been issued in violation of any applicable Laws or pre-emptive or other third party rights and TMRI has not declared any dividend or other distribution and is not under any obligation to redeem or repurchase any shares or other securities issued by it;

(45)there is no shareholder agreement, voting trust, proxy or other agreement or understanding relating to the voting of the TMRI Shares;

(46)there are no agreements, arrangements or understandings in effect under which TMRI is obliged at any time to issue any shares or other securities of TMRI;

(47)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any TMRI Shares or other securities or assets of TMRI;

SMMI Shares

(48)the authorized capital of SMMI consists of 1,000 SMMI Shares, of which 1,000 SMMI Shares are issued and outstanding as fully paid and non-assessable;

(49)TMRI is the registered, legal and beneficial owner of 100% of the SMMI Shares, has good and marketable title to the SMMI Shares and the SMMI Shares are free and clear of any Encumbrance or third party claim;

(50)neither TMRI nor THMG has given or agreed to give any Encumbrance over any of the SMMI Shares;

(51)the SMMI Shares are validly issued and fully paid and no moneys are owing in respect of them;

(52)none of the SMMI Shares has been issued in violation of any applicable Laws or pre-emptive or other third party rights and SMMI has not declared any dividend or other distribution and is not under any obligation to redeem or repurchase any shares or other securities issued by it;

(53)there is no shareholder agreement, voting trust, proxy or other agreement or understanding relating to the voting of the SMMI Shares;

(54)there are no agreements, arrangements or understandings in effect under which SMMI is obliged at any time to issue any shares or other securities of SMMI;

(55)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any SMMI Shares or other securities or assets of SMMI;

No Indebtedness, Security or Claims

(56)except for the Permitted Encumbrances, TMRI, SMMI, OGT and their respective assets, including the OGT Assets and SMMI Assets, are not the subject of any Encumbrance and no THMG Party has given or agreed to give any Encumbrance over any of them or their respective assets;

(57)other than as disclosed in writing to the BMET Parties by the THMG Parties prior to the Execution Date, to the THMG Parties' knowledge, no person has any Claim of any nature against TMRI, SMMI, OGT or any of their assets, including the OGT Assets and SMMI Assets;

(58)SMMI has no liabilities except the South Mountain Project Liabilities and the SMMI Other Liabilities.  Each person to whom any such liability is owed has made a written commitment, which is binding, agreeing that such liability may be paid at any time prior to the 30th day following Completion, without interest or penalty;

(59)OGT has no financial or other liabilities of the type or nature that would be required to be included on a balance sheet prepared in accordance with US GAAP, except an intercompany liability owing to SMMI in the amount of US$245,512 and the OGT Reclamation Liability estimated in compliance with US GAAP at US$65,000;

Absence of Investments or Agreements

(60)None of TMRI, SMMI or OGT owns any shares or other securities in any person or has any obligation to acquire any assets from, or any interest in, any person other than (1) TMRI's existing ownership of SMMI as set forth in this Agreement, (2) SMMI's existing ownership of OGT as set forth in this Agreement, and (3) prior to Completion, SMMI's ownership of a 100% interest in each of the subsidiaries set forth in Section 3.1(60) of the THMG Disclosure Letter (each, an "Inactive Subsidiary").  Each Inactive Subsidiary is a limited liability company that has no operations, no assets and no liabilities.  No person other than SMMI holds any equity or other interest in, or securities of, any Inactive Subsidiary.  Prior to Completion, SMMI will either dissolve and wind up, or transfer to TMRI or THMG, each Inactive Company, without cost to SMMI, OGT or BMET;

Assets

(61)except for the Permitted Encumbrances, each of TMRI, SMMI and OGT owns and possesses and has a good marketable title to its assets free and clear of all Encumbrances;

(62)except for the Mining Lease, no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire the assets of SMMI, TMRI, OGT or any of them;

(63)all Permits required at the date this representation is being made for the uses to which the assets of SMMI, OGT and TMRI have been put, have been obtained and, to the knowledge of each THMG Party, are in good standing;

(64)the conditional use permits included in the OGT Assets are held in the name of OGT and are valid and in full force and effect, and all operations and activities on the Property have been conducted in compliance with the conditional use permits;

(65)any and all reclamation bonds and surety agreements relating to the Property are set forth on Schedule 2;

Corporate Records/Books and Records

(66) the corporate or limited liability company records of each THMG Party and OGT, as required to be maintained by it pursuant to applicable Law, are accurate, complete and up to date in all material respects, and are maintained at the records office of each such entity. Without limiting the foregoing, the minute books of each of TMRI, SMMI and OGT contain true, correct and complete copies of the minutes of every meeting of its board of directors or manager, as applicable, and of its shareholders or members, as applicable, and every written resolution thereof during the periods covered by such minute books. All corporate or limited liability company proceedings and actions reflected in the records of each of TMRI, SMMI and OGT (including the minute books) have been, in all material respects, conducted or taken in compliance with applicable Law and with the Charter Documents of each of TMRI, SMMI and OGT.  The THMG Parties have made available to BMET complete, true and accurate copies of each Charter Document of each THMG Party and OGT and all other corporate or limited liability company records, minutes and resolutions requested by BMET;

(67)all transactions of each of TMRI, SMMI and OGT have been properly and accurately recorded in the appropriate books and the records of each of TMRI, SMMI and OGT and such books and records are correct and complete in all material respects and have been maintained and retained in accordance with applicable Law, including tax and corporate laws and regulations, accounting requirements and good business practice in the jurisdictions where each of TMRI, SMMI and OGT operates;

Tax and Tax Returns

(68)all Tax and other information returns required to be filed with respect to each of TMRI, OGT and SMMI and their assets (including the relevant parties of the Property), business or income, for all previous years or other reporting periods, under applicable Law (including the laws of Canada and the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for Tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates;

OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease

(69)each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is in full force and effect and, except as expressly disclosed in this Agreement, is unamended and SMMI is not in default of any covenant or agreement arising under or by virtue of any of the OGT Operating Agreement, ISGC II Settlement Agreement, or Mining Lease;

(70)SMMI has made available to the BMET Parties a complete, true and accurate copy of each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease;

(71)each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is legal, valid, binding and enforceable on OGT and ISGC II, respectively, in accordance with their respective terms and constitutes legal, valid, binding and enforceable obligations of OGT and ISGC II as applicable;

(72)each of the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease is the entire agreement between OGT and ISGC II, respectively, and SMMI with respect to the subject matter thereof, including the Property, and there are no other material agreements, arrangements or understandings between OGT, ISGC II and SMMI in respect of OGT or the Property other than contracts for services or such other agreements as may be contemplated by the OGT Operating Agreement, ISGC II Settlement Agreement and Mining Lease;

(73)the ownership of OGT is as set forth in the OGT Operating Agreement, with SMMI owning 75 OGT Units for a 75% interest in OGT, and ISGC II owning 25 OGT Units for a 25% interest in OGT.  SMMI is the registered, legal and beneficial owner of its 75 OGT Units, has good and marketable title to the OGT Units (subject to the provisions of the OGT Operating Agreement), free and clear of any Encumbrance or third party claim.

(74)the OGT Units are validly issued and fully paid and no moneys are owing in respect of them;

(75)none of the OGT Units has been issued in violation of any applicable Laws or pre-emptive or other third party rights and no dividend or other distribution has been declared and OGT is not under any obligation to redeem or repurchase any OGT Units or other securities issued by OGT;

(76)there are no agreements, arrangements or understandings in effect under which OGT is obliged at any time to issue any OGT Units or other securities of OGT;

(77)no person has any agreement, right (including any pre-emptive right) or option, present or future, contingent, absolute or capable of becoming an agreement, or which will with the passage of time or the occurrence of any event become an agreement, right (including a pre-emptive right) or option to acquire any OGT Units or other securities or assets of OGT, except for SMMI's rights under the Mining Lease;

(78)SMMI is the sole manager of OGT;

(79)the creation of the Option and the execution of this Agreement by SMMI does not constitute a breach of, or default under, the OGT Operating Agreement, ISGC II Settlement Agreement or Mining Lease;

(80)all requisite consents of each of OGT and ISGC II has been obtained by the THMG Parties in respect of this Agreement;

Other Agreements

(81)none of the THMG Parties or OGT is party to any Material Agreement except as set out in Schedule 2;

(82)none of the THMG Parties or OGT is in default of any covenant or agreement arising under or by virtue of the Material Agreements;

(83)the THMG Parties have made available to the BMET Parties complete, true and accurate copies of the Material Agreements, each of which is in full force and effect as of the date hereof;

(84)the creation of the Option, the execution and delivery of this Agreement and the performance by the THMG Parties of their respective obligations under this Agreement and the other documents and agreements referred to in this Agreement, does not and will not constitute a breach of, or default under, any Material Agreement;

Additional U.S. Securities Matters

(85)neither OGT nor any THMG Party is an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended;

(86)TMRI is acquiring the BMET Consideration Shares solely for its own account, for investment purposes only, and not for resale or other distribution except in compliance with all applicable Securities Laws;

(87)TMRI has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the BMET Consideration Shares;

(88)TMRI has had access to such information regarding BMET, its business, assets, financial condition and prospects as it has deemed relevant and sufficient in determining whether to enter into this Agreement and acquire any interest in the BMET Consideration Shares;

(89)TMRI is not acquiring any BMET Consideration Shares as a result of any general solicitation or general advertising, as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act;

(90)TMRI understands that the BMET Consideration Shares have not been and will not be registered under the U.S. Securities Act or any other Securities Laws and will be issued in reliance upon exemptions from the registration requirements of all applicable Securities Laws;

(91)TMRI acknowledges and agrees that the BMET Consideration Shares will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and that upon issuance thereof, and until such time as BMET determines it is no longer required, will bear a legend substantially in the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH (1) RULE 903 OR (2) RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND, IN THE CASE OF (B)(1), (C) OR (D), THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING SATISFACTORY TO THE CORPORATION PRIOR TO SUCH TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

(92)TMRI acknowledges and agrees that it cannot and will not offer, sell or otherwise transfer the BMET Consideration Shares or the right to acquire such shares except (a) to BMET, (b) outside the United States in compliance with (1) Rule 903 or (2) Rule 904 of Regulation S under the U.S. Securities Act, (c) in compliance with the exemption from the registration requirements under the

U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws, or (d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and, in the case of (b)(1), (c) or (d), the holder has furnished to BMET an opinion to such effect from counsel of recognized standing satisfactory to BMET prior to such transfer, and in the case of (b)(2), the holder has furnished to BMET such an opinion or other evidence to such effect satisfactory to BMET and its transfer agent prior to such transfer;

(93)TMRI acknowledges that the financial statements of BMET are prepared in accordance with IFRS, which differs from U.S. GAAP, and therefore such financial statements may not be comparable to financial statements of U.S. public companies; and

(94)TMRI agrees that it is solely responsible for determining the tax consequences to it and its Affiliates of this Agreement and the transactions contemplated thereby, including its acquisition or disposition of the BMET Consideration Shares; without limiting the foregoing, no representation or warranty is made by BMET regarding whether BMET has been or will be a "passive foreign investment company" for U.S. federal tax purposes.

Accuracy of Information

(95)the Disclosure Material that was provided by or on behalf of the THMG Parties was provided in good faith and in so doing each THMG Party has not:

(c)omitted anything material to the SMMI Shares or the Assets including the relevant parts of the Property from such Disclosure Material that has not separately been disclosed in writing to the BMET Parties; or

(d)included anything materially misleading in such Disclosure Material; and

(96)it is unaware of any material facts or circumstances that have not been disclosed in this Agreement, which should be disclosed to the BMET Parties in order to prevent the representations and warranties in this section 3.2 from being materially misleading.

SMMI Financial Statements

(97)the unaudited financial statements of SMMI for the year ended December 31, 2017, the unaudited interim financial statements for the quarterly period ended September 30, 2018 and any other more recent financial statements provided to the BMET Parties pursuant to the terms of this Agreement (collectively, the "SMMI Financial Statements"):

(a)were prepared in accordance with either accounting principles generally accepted in the United States of America or International Financial Reporting Standards, as identified therein, for interim and annual financial information, respectively, and Applicable Law; and

(b)fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of SMMI as of their respective dates;

Absence of Certain Events

(98)From September 30, 2018 through the Execution Date:

a.Neither a THMG Party nor OGT has sold, leased, licensed, transferred or assigned any of its assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

b.Neither a THMG Party nor OGT has entered into any contract (or series of related contracts) either involving more than $100,000 or outside the ordinary course of business;

c.No party (including any THMG Party or OGT) has accelerated, suspended, terminated, modified or canceled any contract to which a THMG Party or OGT is a party or by which any of them is bound that would have been  material to the THMG Party or OGT at the time of any such action;

d.No Encumbrance has been placed on any assets of a THMG Party or OGT (other than a Permitted Encumbrance);

e.Neither a THMG Party nor OGT has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other person (or series of related capital investments, loans and acquisitions) either involving more than $100,000 or outside the ordinary course of business or acquired (by merger, exchange consolidation, acquisition of stock or assets or otherwise) any person;

f.Neither a THMG Party nor OGT has issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money (including advances on existing credit facilities) either involving more than $50,000 individually or $100,000 in the aggregate;

g.Neither a THMG Party nor OGT has delayed, postponed or accelerated the payment of accounts payable or other liability or the receipt of any accounts receivable, in each case outside the ordinary course of business;

h.Neither a THMG Party nor OGT has canceled, compromised, waived or released any right or claim (or series of related rights or claims) either involving more than $100,000 or outside the ordinary course of business;

i.There has been no change made or authorized in the organizational documents of any THMG Party or OGT;

j.Neither THMG Party nor OGT has issued, sold or otherwise disposed of any of its capital stock or equity interests, or granted any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock or equity interests;

k.Neither a THMG Party nor OGT has declared, set aside or paid any dividend or made any distribution with respect to its capital stock or equity interests (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock or split, combined or reclassified any outstanding shares of its capital stock or equity interests;

l.Neither a THMG Party nor OGT has granted any increase in the base compensation or made any other change in employment terms of any of its directors, officers or employees outside the ordinary course of business;

m.Neither a THMG Party nor OGT has made any change in accounting principles or practices from those utilized in the preparation of the THMG Financial Statements; and

n.Neither a THMG Party nor has committed to take any of the actions described in this section.

Employees and Employee Benefits

(99)Neither SMMI nor OGT has any employees, independent contractors or consultants or has entered into any agreement with any employee, independent contractor or consultant. The employment of Eric Jones, Larry Thackery and Jim Collord with SMMI was terminated effective July 31, 2018 and SMMI has no further obligations or liability to each of Eric Jones, Larry Thackery and Jim Collord with respect to such employment other than the amounts set forth in Section 1.1(110) of the THMG Disclosure Letter, and which form part of the South Mountain Project Liabilities. Other than such amounts, neither SMMI nor OGT has any change of control, termination, severance or other similar type payments due, payable or owing, or that may become payable or owing, to SMMI personnel or any other person in relation to an acquisition, merger, consolidation, sale or other disposition of all or substantially all assets of SMMI or OGT, including without limitation following Completion as a direct or indirect result of exercise of the Option.  Each of SMMI and OGT has complied at all times with all applicable Laws relating to employment, employee benefits, and employment practices and those relating to the calculation and payment of wages, equal employment opportunity (including Laws prohibiting discrimination and/or harassment or requiring accommodation on the basis of race, color, national origin, religion, gender, disability, age, sexual orientation or otherwise), affirmative action and other hiring practices, occupational safety and health, workers' compensation, unemployment compensation, the payment of social security and other taxes, and unfair labor practices under the National Labor Relations Act or applicable state law.

(100)Neither SMMI nor OGT has any pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing.

Insurance

(101)THMG has provided the BMET Parties with true and complete copies of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers' compensation, vehicular, directors' and officers' liability, fiduciary liability and other casualty and property insurance maintained by the THMG Parties (including SMMI) and relating to the assets, business, operations, employees, officers and directors of SMMI or OGT (collectively, the "Insurance Policies").  Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. No THMG Party has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Completion, will be paid prior to Completion in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the THMG Party. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage.  The Insurance Policies are of the type and in the amounts customarily carried by persons conducting a business similar to the THMG Parties and are sufficient for compliance with all applicable Laws and contracts to which the THMG Parties are a party or by which they are bound.

No Broker

(102)No person will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any contract made by or on behalf of a THMG Party for which the BMET Parties, SMMI or OGT is or could become liable or obligated.

Solvency

(103)None of the THMG Parties or OGT is an Insolvent Party.

THMG Shareholder Approvals

(104)The THMG Shareholder Approvals will be satisfied and obtained if, in accordance with applicable corporate law, either: (i) THMG obtains the written consent of the holders of more than 50% of the voting rights attributable to the outstanding THMG Shares; or (ii) THMG obtains the approval of at least 50% of the votes cast by holders of the THMG Shares entitled to vote at such meeting.

3.3When THMG Warranties Given

(1)The representations and warranties given in and under section 3.2 by the THMG Parties will be treated as made and be binding upon the THMG Parties continuously during the term of this Agreement, subject to any changes to the representations and warranties as a direct result of actions or matters taken, directed or agreed to in writing by the BMET Parties during such period.

(2)Each THMG Party must immediately notify the BMET Parties if any of its representations and warranties set out in section 3.2 are not true and correct in any material respect at any time prior to the date of exercise by BMET USA of the Option.

3.4BMET Parties Representations and Warranties

Each BMET Party jointly and severally represents and warrants to the THMG Parties that:

(1)BMET is a reporting issuer in good standing under the Securities Laws of the Provinces of British Columbia and Alberta, is not in default of its obligations under those Securities Laws;

(2)BMET is in compliance with its continuous disclosure requirements under Securities Laws, its public disclosure record does not contain any misrepresentation, as defined under those Securities

Laws, and it is not aware of any material fact, as defined under those Securities Laws, that has not been publicly disclosed;

(3)BMET has timely filed with or furnished to the securities authorities under Securities Laws and the TSXV all forms, reports, schedules, statements, certifications, material change reports and other documents required to be filed by it (collectively, the "BMET Disclosure Documents").  The BMET Disclosure Documents, at the time filed or, if amended, as of the date of such amendment:  (i) did not contain any misrepresentation (as defined under Securities Laws) and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the requirements of applicable securities legislation and the rules, policies and instruments of all Securities Authorities and the TSXV;

(4)BMET has complied with its obligation under Securities Laws to make timely disclosure of all material changes relating to it and no such disclosure has been made on a confidential basis and there is no material change relating to BMET that has occurred and with respect to which the requisite material change report has not been filed;

(5)the authorized capital of BMET consists of an unlimited number of common shares of which 69,048,577 common shares are issued and outstanding as fully paid and non-assessable as of the Execution Date. All outstanding BMET common shares have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of BMET. Other than as disclosed in the BMET Disclosure Documents or as may be issued in connection with this Agreement, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to any shares in the capital of BMET or obligating BMET to issue or sell any shares of, or any other securities or interest in, BMET. BMET does not have outstanding or authorized any share appreciation, phantom share, profit participation or similar plans;

(6)BMET's issued and outstanding common shares are listed and posted for trading on the TSXV and the Tranche 2 Shares will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 2 Completion Date (subject to usual qualifications) and the Tranche 2 Shares will at the time of issuance be freely tradeable subject only to the resale restrictions, including a hold period, under applicable Securities Laws and as set out in section 4.6 of this Agreement;

(7)no order ceasing or suspending trading in any securities of BMET or the trading of any of BMET's issued securities is currently outstanding and no proceedings for that purpose are, to the best knowledge of BMET, pending or threatened;

(8)no consent, approval, order or authorization of, or declaration or filing with, any Governmental Authority or other Person is required to be obtained by the BMET Parties in connection with the execution and delivery of this Agreement or the completion of the transactions contemplated under this Agreement, including exercise of the Option, other than:

(a)the approval of the shareholders of BMET in respect of the issuance of the Tranche 6 Shares in accordance with the policies of the TSXV; and

(b)the approval of the TSXV;

(9)the audited consolidated financial statements of BMET for the year ended December 31, 2017, and the eleven month period ending December 31, 2016 (including any of the notes or schedules to and the auditor's report on such financial statements) and the unaudited interim financial statements for the three and nine months ended September 30, 2018 included in the BMET Disclosure Documents (collectively, the "BMET Financial Statements"):

(a)were prepared in accordance with IFRS and Applicable Law;

(b)complied as to form in all material respects with applicable accounting requirements in Canada; and

(c)fairly present in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of BMET as of their respective dates;

(10)except as disclosed in the BMET Disclosure Documents, there are no liabilities or obligations of any nature (whether known or unknown, liquidated or unliquidated, due or to become due and whether absolute, accrued, contingent or otherwise) of BMET of any kind whatsoever, and there is no basis for any assertion against BMET of any liabilities or obligations of any kind, other than:

(a)the liabilities disclosed, reflected or provided for in the BMET Financial Statements;

(b)liabilities incurred since September 30, 2018 which were incurred in the ordinary course of business; and

(c)other liabilities or obligations disclosed in this Agreement;

(11)BMET and its Personnel, and, to the best of its knowledge, its predecessors in title or interest, have conducted all activities on or in respect of its properties, as such properties are disclosed in the BMET Disclosure Documents in compliance with all applicable Law (including Anti-Corruption Law);

(12)there is no claim, action, proceeding or investigation pending or in progress or, to the knowledge of BMET, threatened against or relating to BMET or any of its subsidiaries or affecting any of their respective properties or assets before any Governmental Authority; none of BMET or its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict the right or ability of BMET or its subsidiaries, as the case may be, to conduct its business in all material respects as it has been carried on prior to the date hereof, or that would materially impede the consummation of the transactions contemplated there by;

(13)all tax and other information returns required to be filed with respect to BMET or its assets, business or income, for all previous years or other reporting periods, under applicable Law (including the laws of Canada and the United States) have been prepared and duly filed on or before their respective due dates or as such dates may have been extended in accordance with applicable Law, and all amounts due and owing in respect of such returns, for all previous years or other reporting periods, whether for tax, interest, penalties or otherwise, have been duly paid, and all required instalments that have become due have been paid by their due dates;

(14)BMET and its subsidiaries are the registered and beneficial owners of the material mineral interests and rights (including any mineral claims, mining claims, concessions, exploration licences, exploitation licences, prospecting permits, mining leases and mining rights) as disclosed in the BMET Disclosure Documents, which properties are held by BMET and its subsidiaries free and clear of all Encumbrances;

(15)the issuance of the Tranche 2 Shares pursuant to this Agreement has been, or will be at the time of issuance of such Tranche 2 Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of BMET;

(16)if BMET USA elects to exercise the Option:

(a)the Tranche 6 Shares will be accepted by the TSXV and any other required approval, consent or acceptance of the TSXV or from any other regulatory body having jurisdiction in connection with this Agreement or its subject matter will have been obtained prior to the Tranche 6 Payment Date (subject to usual qualifications) and the Tranche 6 Shares will at the time of issuance be freely tradeable and subject only to the resale restrictions, including a hold period, under applicable Securities Laws and as set out in section 4.6 of this Agreement;

(b)the issuance of the Tranche 6 Shares will be at the time of issuance of such Tranche 6 Shares, approved by all requisite corporate action, duly allotted and reserved for issuance and will be, when issued, fully paid and non-assessable shares in the capital of BMET;

(17)no person has any conflicting right, contingent or otherwise, to purchase or to be offered for purchase, the BMET Shares to be issued pursuant to this Agreement; and

(18)the authorized capital of BMET USA consists of 1,000 shares of common stock of which 100 shares  are issued and outstanding as fully paid and non-assessable. All outstanding shares of BMET USA have been duly authorized, are validly issued in accordance with Applicable Law and are outstanding as fully paid and non-assessable shares in the capital of BMET USA.

3.5When BMET Warranties Given

(1)The representations and warranties given in and under section 3.4 by the BMET Parties will be treated as re-made and be binding upon BMET as at the date of each issuance of BMET Consideration Shares, subject to any changes to the representations and warranties as a direct result of actions or matters taken, directed or agreed to by BMET during such period.

(2)BMET Party must immediately notify THMG if any of its representations and warranties set out in section3.4 are not true and correct in any material respect at any time prior to the date of exercise by BMET USA of the Option.

4.OPTION

4.1Grant of Option

Subject to the terms and conditions of this Agreement, TMRI hereby grants to BMET USA the sole, exclusive and irrevocable right for BMETUSA to acquire all of the issued and outstanding SMMI Shares ("Option") free and clear of any Encumbrance on Completion.

4.2Exercise of Option

(1)In order to exercise the Option, BMET USA must:

(a)within one (1) Business Day of THMG delivering to the BMET Parties the THMG Voting Support Agreements duly executed by THMG Supporting Shareholders who, in the aggregate, hold or control shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis, make a cash payment to TMRI in the amount of US$100,000 in respect of Tranche 1;

(b)in the event that, prior to the Tranche 2 Conditions Precedent Satisfaction Date:

(i)THMG delivers the Title and Corporate Opinions to the BMET Parties; and

(ii)SMMI enters into the SMMI/THMG Management Contract in substantially the form attached as Schedule 4 hereto,

then, within one (1) Business Day following delivery to the BMET Parties of duly executed copies of such documents, BMET USA shall enter into the SMMI/BMET USA Management Contract with SMMI in substantially the form attached as Schedule 3 hereto;

(c)on the Tranche 2 Completion Date, which date shall be no later than three (3) Business Days following the Tranche 2 Conditions Precedent Satisfaction Date:

(i)deliver 10,000,000 BMET Shares to TMRI (the "Tranche 2 Shares");

(ii)provided that THMG has countersigned such THMG Equity Placement Subscription Agreement, complete the purchase by BMET of 2,500,000 THMG Shares (the "THMG Equity Placement Shares") at a price of US$0.10 per share on a private placement basis for total gross proceeds of US$250,000 in accordance with the terms of the THMG Equity Placement Subscription Agreement (the "THMG Equity Placement"); and

(iii)in the event that BMET USA has not yet entered into the SMMI/BMET USA Management Contract with SMMI pursuant to section 4.2(1)(b) above, BMET USA shall enter into the SMMI/BMET USA Management Contract with SMMI and SMMI and THMG shall enter into the SMMI/THMG Management Agreement;

(d)on or before the date that is six (6) months following the Tranche 2 Completion Date, make a cash payment to TMRI in the amount of US$250,000 in respect of Tranche 3;

(e)on or before the date that is twelve (12) months following the Tranche 2 Completion Date, make a cash payment to TMRI in the amount of US$250,000 in respect of Tranche 4;

(f)on or before the date that is eighteen (18) months following the Tranche 2 Completion Date, make a cash payment to TMRI in the amount of US$250,000 in respect of Tranche 5;

(g)on or before the date that is twenty-four (24) months following the Tranche 2 Completion Date, unless extended pursuant to section 4.10 and provided that BMET USA has complied with the Option Exercise Notice procedures set forth in section 6.1, make on the Tranche 6 Payment Date a cash payment to TMRI in the amount of US$250,000 (the "Tranche 6 Cash Payment") and an additional payment (the "Tranche 6 Value Payment") (which Tranche 6 Value Payment may be satisfied through the delivery of BMET Shares (the "Tranche 6 Shares"), a cash payment or a combination of Tranche 6 Shares and cash pursuant to section 4.3 below) equal to the lesser of:

(i)50% of the BMET Market Cap; and

(ii)the greater of either:

A.US$10 million; or

B.20% of the after-tax net present value calculated using a discounted cash flow methodology and at an 8% discount rate ("NPV") of the Property as calculated in the PEA,

less the sum of:

C.US$850,000 being the total amount of cash payments made by BMET USA pursuant to Tranche 1 to Tranche 5 as set out in subsections 4.2(1)(a), (d), (e), and (f) above;

D.the Tranche 2 Shares Value; and

E.the aggregate value of the South Mountain Project Liabilities and any other liabilities of SMMI or OGT as at the date of, or otherwise resulting from, Completion, provided that no deduction will be made on account of (i) the OGT Reclamation Liability, and (ii) any liabilities in the nature of any reclamation, environmental or comparable obligation or liabilities that result from the activities carried out by BMET USA in accordance with this Agreement.

THMG agrees to cause (i) the SMMI Other Liabilities to be eliminated or extinguished as liabilities of SMMI, without cost to SMMI, and (ii) the OGT Other Liabilities to be eliminated or extinguished as liabilities of OGT, without cost to OGT or SMMI, each prior to the date of Completion.

If, on the due date for any Option Payment, any THMG Party is in breach of any of its representations, warranties or covenants under this Agreement and BMET has notified the THMG Party of the breach pursuant to section 13.1, then the due date for the Option Payment will automatically be extended until five calendar days after the deadline for the THMG Party to cure such breach pursuant to section 13.1.

4.3Payment in Lieu of Tranche 6 Shares

In the event that BMET USA wishes to deliver Tranche 6 Shares in satisfaction of all or a portion of the Tranche 6 Value Payment, the deemed value of such Tranche 6 Shares shall be equal to the product of:

(a)the 5-day VWAP of the BMET Shares immediately prior to the date of the Option Exercise Notice multiplied by:

(b)the number of Tranche 6 Shares in question.

4.4Vesting and Acceleration

Notwithstanding any other provision in this Agreement, this Option will not be exercisable by BMET USA until such time as THMG has obtained the approvals identified in sections 2.1(2) and 2.1(3), including the THMG Shareholder Approvals.  Upon these approvals being obtained, and notwithstanding any other provision in this Agreement, BMET USA may at any time accelerate the performance of any or all of its obligations under section 4.2, provided that the Tranche 6 Payment Date may only be accelerated at any time following delivery of the PEA as contemplated in section 8.2.

4.5Representations concerning BMET Consideration Shares

(1)The Parties acknowledge and agree that the issuances of BMET Consideration Shares contemplated hereunder relate to a distribution by BMET of BMET Shares as consideration for the acquisition, directly or indirectly, of mining properties or any interest in them in accordance with section 2.13 of National Instrument 45-106. If required by applicable Securities Laws, each THMG Party will execute, deliver and file such reports, undertakings or other documents relating to the acquisition of the BMET Shares by TMRI as may be required by the British Columbia Securities Commission or the TSXV. Without limiting the foregoing, BMET will file a notice of exempt distribution in Form 45-106F1 in a timely manner accordance with National Instrument 45-106 for the issuance of the BMET Consideration Shares to TMRI.

(2)Each THMG Party confirms and acknowledges that the BMET Consideration Shares when delivered will be subject to resale restrictions, including a hold period, under applicable Securities Laws in addition to the restrictions set out in section 4.6.

4.6Restrictions on BMET Consideration Shares

(1)THMG and TMRI covenant and agree that:

(a)at any meeting of BMET shareholders held during the BMET Share Restriction Period, THMG and TMRI shall cause any BMET Consideration Shares held by THMG, TMRI or their respective Affiliates (which have a right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall vote or cause to be voted all such BMET Consideration Shares (i) in favour of all management and/or board recommendations in respect of any proposals at such meeting (collectively, "Management Proposals"); and (ii) to oppose any proposed action by any other party, the result of which could impede, interfere with or delay any Management Proposal, provided that the Management Proposal does not include or recommend a matter for approval by the shareholders of BMET that is inconsistent with the terms of this Agreement;

(b)in the event that THMG or TMRI wishes to sell, transfer, offer, or otherwise dispose of, any BMET Consideration Shares during or after the BMET Share Restriction Period:

(i)THMG and TMRI shall not, without the prior written consent of BMET, directly or indirectly, sell or transfer (in a single transaction or series of transactions within a thirty (30) day period) any BMET Shares held by it or over which it exercises control or direction (except a transfer from TMRI to THMG) without first notifying BMET in writing of the number of BMET Shares proposed to be sold and the price at which it desires to sell such BMET Shares (which price for greater certainty, may be, or may be determined with reference to, a market price of the BMET Shares on the date of sale) (a "Proposed Sale Notice");

(ii)upon delivery of a Proposed Sale Notice by THMG or TMRI to BMET, BMET will use commercial reasonable efforts to identify one or more buyers that is/are willing and financially capable of all or any portion of the BMET Shares at the price offered (a "Prospective Buyer" or "Prospective Buyers");

(iii)if BMET identifies one or more Prospective Buyers to THMG or within the period that is ten (10) days following delivery of the Proposed Sale Notice (the "Buyer Identification Period"),  then THMG and/or TMRI will negotiate in good faith with the Prospective Buyer a price (which price cannot be lower than a price per share equal to 95% of the 5-day VWAP at the time the transaction terms are agreed to without the prior written consent of BMET, such consent not to be unreasonably withheld) and other transaction terms and use commercially reasonable efforts to complete the proposed sale as soon as reasonably practicable after BMET has identified the Prospective Buyer; and

(iv)if BMET fails to identify one or more Prospective Buyers within the Buyer Identification Period or if THMG and TMRI, acting reasonably, are unable to agree to transaction terms with the identified Prospective Buyer or otherwise complete the sale to the identified Prospective Buyer, then THMG or TMRI will be entitled to sell up to the number of shares set forth in the Proposed Sale Notice on the following basis, provided that all such sales are completed within the thirty (30) day period following expiry of the Buyer Identification Period and subject to the following:

A.THMG or TMRI may sell such BMET Shares through the facilities of a stock exchange or trading system, provided that THMG and TMRI shall not sell more than 15% of the volume of BMET Shares traded on such exchange or trading system on any given day without the prior written consent of BMET, which consent may be withheld in the absolute discretion of BMET;

B.THMG and TMRI may sell such BMET Shares to a Canadian financial institution (including brokerage) for its subsequent sale or distribution to others, provided that THMG or TMRI obtains a covenant of such financial institution not to knowingly sell or distribute such BMET Shares to any entity identified by BMET within such ten (10) period as being an entity (including a mining company) that intends to, or is reasonably expected to, attempt to acquire BMET ("BMET Adverse Party");  and

C.THMG or TMRI may sell such BMET Shares to a private purchaser or purchasers in private sale transactions (each, a "Private Sale"), provided that (i) it provides at least two (2) Business Days advance notice of each proposed Private Sale to BMET, which notice will include the identity of the purchaser to BMET, and (ii) BMET has notified THMG and TMRI of its consent to the sale, provided that such notice will be provided to THMG within one (1) Business Day of receipt of the notice of the proposed Private Sale and BMET will only withhold its consent in the event that BMET forms a reasonable determination that the proposed purchaser is a BMET Adverse Party, in which case BMET will advise THMG and TMRI in writing of its determination and the basis for such determination.

(c)After the BMET Share Restriction Period, the above restrictions on resale will cease to apply upon THMG and TMRI owning less than 5% of the issued and outstanding shares of BMET.

(d)Any sales of the BMET Consideration Shares will be completed by THMG or TMRI in accordance with all applicable Securities Laws.

(2)During the BMET Share Restriction Period, each of THMG and TMRI agrees that neither it nor any of its Affiliates shall directly or indirectly, in any manner, without the prior express written consent of BMET:

(a)acquire, offer to acquire or agree to acquire, by purchase or otherwise, individually or "jointly or in concert" with any other person (as that expression is used in the Securities Act (British Columbia), any securities of BMET (including securities convertible into or exchangeable into securities of BMET) other than the BMET Consideration Shares (except for a transfer of the BMET Consideration Shares from TMRI to THMG);

(b)make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any other person or entity with respect to the voting of, any voting securities of BMET;

(c)engage in any discussions or negotiations with, enter into any agreement or submit a proposal for, or offer to acquire or announce an intention to offer to acquire or assist, advise or encourage any other person or entity to effect (with or without conditions) a take-over bid, tender or exchange offer involving BMET or any of its Affiliates or any subsidiary of any of them; or

(d)otherwise act alone or jointly or in concert with others in connection with any of the foregoing.

Should THMG, TMRI or any of their respective Affiliates acquire any interest in contravention of this section 4.6(2), THMG or TMRI will notify BMET within five days immediately following the date of such acquisition and agrees, if requested to do so by BMET, to convey or cause to be conveyed any interest acquired in breach of this section 4.6(2) to a third party nominated or approved by BMET and remit all revenue received on such conveyance to BMET as soon as practicable thereafter in consideration of the payment by BMET to the THMG or TMRI, as applicable, of the sum of C$1.00.

(3)TMRI and THMG agree that they will not distribute any of the BMET Consideration Shares to shareholders of THMG (a "THMG Shareholder Distribution") unless BMET, acting reasonably, has advised TMRI and THMG in writing that it is satisfied that such distribution will not result in BMET becoming subject to the reporting obligations under Section 13 or 15 of the Exchange Act.  If THMG or TMRI proposes to complete a THMG Shareholder Distribution, it will provide prior written notice of the proposed THMG Shareholder Distribution, with details of the distribution in sufficient detail as is reasonably necessary for BMET to make a determination as to whether it is satisfied, acting reasonably, that such distribution would not result in BMET becoming subject to the reporting obligations under Section 13 or 15 of the Exchange Act.  Without limiting the foregoing, THMG and TMRI will not proceed with any THMG Shareholder Distribution if BMET has advised, after consultation with its professional advisors, that the completion of the THMG Shareholder Distribution would result in BMET becoming subject to the reporting obligations under Section 13 or 15 of the Exchange Act, or there is a material risk that the SEC would view the completion of the THMG Shareholder Distribution as requiring BMET to report under Section 13 or 15 of the Exchange Act; and

(4)THMG and TMRI will use their commercially reasonable best efforts not to become an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended.

4.7No Anti-Dilution

(1)Notwithstanding any other provision in this Agreement, THMG and TMRI are not and will not be entitled to any anti-dilution rights in respect of the BMET Consideration Shares resulting from future issuances of BMET Shares (or securities convertible into BMET Shares). For clarity, any change to the capital structure of BMET applicable to all holders of BMET Shares (such as a share consolidation or stock split) will not be considered an anti-dilution event.

(2)In the event that BMET should complete an amalgamation, plan of arrangement or corporate reorganization or Control of BMET is transferred to an arm's length third party pursuant to an unsolicited or solicited take-over bid, business combination or similar transaction in accordance with section 9.3, the Successor Party shall be entitled to issue, THMG and TMRI shall accept, the equivalent securities of the Successor Entity in lieu of any BMET Consideration Shares that are issued or made issuable under this Agreement.

4.8No Obligation to Exercise and Right to Terminate

Notwithstanding any other provision in this Agreement, BMET USA is under no obligation to exercise the Option and may terminate this Agreement at any time in accordance with section13.1.

4.9Option Payments Tax Inclusive

(1)THMG and TMRI acknowledge and agree that each Option Payment funded by BMET USA is inclusive of any and all taxes imposed by a Governmental Authority on those payments or amounts.

(2)If any tax is imposed by a Governmental Authority on an Option Payment funded by BMET USA, then THMG or TMRI must pay the full amount of that tax to the relevant Governmental Authority and THMG and TMRI must jointly and severally indemnify BMET USA and its Personnel from and against any Claim sustained or incurred by BMET USA or its Personnel as a consequence of THMG's or TMRI's failure to do so.

4.10Extension of Option Period

Without limiting section 10, the Parties agree that if for any reason other than (i) BMET USA failing to advance any of the Option Payments in respect of Tranche 1, Tranche 2, Tranche 3, Tranche 4 or Tranche 5, or (ii) a breach by BMET USA of its obligations under this Agreement, the PEA Author cannot deliver the PEA within the Option Period in time to permit the Parties to calculate the NPV for the purposes of section 4.2(1)(g)(ii)B and for BMET USA to deliver the Option Exercise Notice prior to the Tranche 6

Payment Date, then the Option Period and the deadline for delivery of the Option Exercise Notice will be extended by the period that is necessary to complete the PEA but in no event shall the expiry of the Option Period be extended under this section 4.10 for a period exceeding twelve (12) months.

5.COVENANTS OF THMG PARTIES

5.1THMG Shareholder Approvals

•THMG shall use commercially reasonable efforts to obtain all requisite shareholder approvals of this Agreement and the transactions contemplated hereunder as required by the TSXV and SEC as well as under all applicable Charter Documents and corporate and other applicable Laws, make all necessary public disclosures and filings in the manner required by applicable Laws, and such approvals shall have become effective following any applicable waiting periods established by applicable Laws (the "THMG Shareholder Approvals") prior to the Outside Date.

•Subject to section 5.1(5), during the period from the Execution Date to the Tranche 2 Completion Date, unless and until the THMG Shareholder Approvals have been obtained, THMG shall not, directly or indirectly, issue, sell, offer, or otherwise dispose of, or agree to, or announce any intention to, issue, sell, offer, or otherwise dispose of, any additional THMG Shares or any securities convertible or exchangeable into THMG Shares, other than pursuant to (i) the exercise of outstanding warrants, (ii) the exercise of outstanding stock options, or (iii) the obligations of THMG in respect of any existing agreements in place prior to the date of this Agreement, without the prior written consent of BMET (which consent may be withheld for any reason in BMET's sole discretion).

•In the event that the Tranche 2 Conditions Precedent are not satisfied on or before the Outside Date by virtue of THMG Shareholder Approvals not having been obtained for any reason, provided no THMG Party is in breach of any provision of this Agreement, then this Agreement shall terminate and THMG shall pay the Termination Payment to BMET as liquidated damages in consideration of BMET's rights under this Agreement by wire transfer of immediately available funds.

•Each of the Parties hereby acknowledges that the Termination Payment to which BMET may become entitled to is a payment of liquidated damages which is a genuine pre-estimate of the damages which BMET will suffer or incur as a result of the failure to obtain the THMG Shareholder Approvals by the Outside Date, provided that no THMG Party is in breach of any provision of this Agreement, and the resultant termination of this Agreement and the transactions contemplated by this Agreement (including, but not limited to, out-of-pocket expenditures, opportunity costs and reputational damage) and is not a penalty. THMG hereby irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. Upon receipt by BMET of the Termination Payment, the BMET Parties shall have no further claim against THMG at Law or in equity or otherwise for failure by THMG to obtain the THMG Shareholder Approvals and the resultant termination of the Agreement.

•Notwithstanding the restrictions in section 5.1(2), THMG may complete one or more equity financings (the "Permitted Financings"), so long as:

(a)the issuance of securities pursuant to each Permitted Financing, does not and will not result in the THMG Supporting Shareholders holding or controlling at any time prior to the THMG Shareholder Approvals having been obtained, in the aggregate, shares carrying 50% or less of the voting rights attached to all outstanding THMG Shares on both an undiluted and fully diluted basis; or

(b)prior to or concurrently with completion of each Permitted Financing, THMG shall have obtained and delivered to BMET such additional THMG Voting Support Agreements duly executed by investors and/or THMG shareholders as may be required to ensure that shares carrying more than 50% of the voting rights attached to all outstanding THMG Shares, on both an undiluted and fully diluted basis, immediately following such Permitted Financing are held or controlled by persons who have executed THMG Voting Support Agreements.

5.2General

(1)During the term of this Agreement, THMG:

(a)will cause TMRI to observe and perform each covenant and obligation to be observed and performed by TMRI under this Agreement;

(b)will cause SMMI to observe and perform each covenant and obligation to be observed and performed by SMMI under this Agreement; and

(c)unconditionally and irrevocably guarantees to BMET the due and punctual performance by TMRI and SMMI of each covenant and obligation to be observed and performed by TMRI and SMMI, as applicable, under this Agreement.

(2)The liability of THMG under section 5.2(1) will not be affected by any act, omission, matter or thing that would otherwise operate in Law or in equity to reduce or release THMG from that liability.

(3)During the term of this Agreement, BMET:

(a)will cause BMET USA to observe and perform each covenant and obligation to be observed and performed by BMET USA under this Agreement; and

(b)unconditionally and irrevocably guarantees to THMG the due and punctual performance by BMET USA of each covenant and obligation to be observed and performed by BMET USA under this Agreement.

(4)The liability of BMET under section5.2(3)  will not be affected by any act, omission, matter or thing that would otherwise operate in Law or in equity to reduce or release BMET from that liability.

5.3Encumbrances

Except as expressly provided otherwise by this Agreement, during the term of this Agreement the THMG Parties will not allow or permit the creation of, or if created, permit to remain, any Encumbrance, other than the Permitted Encumbrances upon the Property or any other assets of OGT or SMMI or the SMMI Shares, without the express prior written approval of BMET first being obtained (which approval may be refused, withheld or conditioned at the absolute discretion of BMET).

5.4Grant of Surface Rights

(1)Prior to the grant by the THMG Parties of any Surface Rights not required by applicable Law, and unless otherwise required by applicable Law, SMMI must, at least twenty (20) Business Days prior to the grant of any such Surface Rights not required by applicable Law, give notice to BMET describing the Surface Right proposed to be granted and the part or area of the Property which will be subject to that Surface Right ("Surface Right Notice") and must obtain BMET's prior written agreement to the grant of the Surface Right.

(2)If within ten (10) Business Days after receipt by BMET of a Surface Right Notice, BMET does not give notice to SMMI objecting to the grant of the Surface Right described in the Surface Right Notice (together with, in summary form, the reasons for its objection) then BMET will be deemed to have agreed to the grant of the Surface Right referred to in the Surface Right Notice and it shall be a Permitted Encumbrance.

(3)If BMET objects to the grant of a Surface Right in accordance with section 5.4(2), then such objection will constitute a Dispute which either SMMI or BMET may require be resolved in accordance with section 14.

(4)Unless otherwise required by applicable Law, BMET may by notice to SMMI, require that the grant of any Surface Right or memorandum of such grant be recorded in the recording district where the Property (or the relevant part of it) is located and SMMI will promptly effect any such recording.

5.5No Transfer of Property or Assets

Except as expressly provided otherwise by this Agreement, during the term of this Agreement no THMG Party will allow or permit TMRI, SMMI or OGT to enter into any agreement or understanding to, sell, transfer, assign or otherwise dispose of any of their respective assets, the Property, the SMMI Shares or any interest therein without the express written consent of BMET first being obtained.

5.6No Transfer of Shares or Control

(1)During the term of this Agreement, the THMG Parties will:

(a)ensure that TMRI remains a wholly-owned subsidiary of THMG and Controlled by THMG;

(b)ensure that SMMI remains a wholly-owned subsidiary of TMRI and Controlled by THMG and/or TMRI;

(c)ensure that OGT remains a 75% owned subsidiary of SMMI and Controlled by SMMI;

(d)not allow TMRI, SMMI or OGT to issue, enter into or grant any right, agreement, warrant, option or commitment, present or future, contingent or absolute, or anything capable of becoming a right, agreement or option with the passage of time or the occurrence of any event or otherwise:

(i)to transfer, assign or otherwise dispose of any of the TMRI Shares, SMMI Shares or OGT Units;

(ii)to create, or if created, permit to remain, any Encumbrance upon any of the TMRI Shares, SMMI Shares or OGT Units;

(iii)to require TMRI to issue any further or other shares or any other security or other instrument convertible or exchangeable into shares of TMRI or to convert or exchange any security or other instrument into or for shares of TMRI;

(iv)for the issue or allotment of any of the unissued shares of TMRI;

(v)to require TMRI to purchase, redeem or otherwise acquire any of TMRI Shares;

(vi)to purchase or acquire any TMRI Shares;

(vii)for TMRI to incur any indebtedness, except for such indebtedness as may be incurred in the normal and ordinary course of business consistent with past practices;

(viii)to require SMMI to issue any further or other shares or any other security or other instrument convertible or exchangeable into shares of SMMI or to convert or exchange any security or other instrument into or for shares of SMMI;

(ix)for the issue or allotment of any of the unissued shares of SMMI;

(x)to require SMMI to purchase, redeem or otherwise acquire any of SMMI Shares;

(xi)to purchase or acquire any SMMI Shares;

(xii)for SMMI to incur any indebtedness or liabilities without the prior written consent of BMET;

(xiii)to require OGT to issue any further or other equity units or any other security or other instrument convertible or exchangeable into equity units of OGT or to convert or exchange any security or other instrument into or for equity units of OGT;

(xiv)for the issue or allotment of any of the unissued equity units of OGT;

(xv)to require OGT to purchase, redeem or otherwise acquire any OGT Units;

(xvi)to purchase or acquire any OGT Units; or

(xvii)for OGT to incur any indebtedness or liabilities with the prior written consent of BMET;

(e)cause TMRI, SMMI and OGT not to:

(ix)amalgamate, merge, consolidate or otherwise enter into an arrangement, scheme or other business combination or corporate reorganization (including any and all spin offs) with any other person or acquire all or substantially all of the shares or the business or assets of any other person, or agree to do any of the foregoing;

(x)make changes to its Charter Documents;

(xi)increase, reduce or otherwise change its share capital, or transfer an amount to its share capital account from any of its other accounts, or allot or issue any shares or any securities or loan capital convertible into shares, or purchase, redeem, retire or acquire any such shares or securities, or agree to do so, or sell or give any option, right to purchase, mortgage, charge, pledge, lien or other form of security or encumbrance over any such shares or securities;

(xii)without the prior written consent of BMET, acquire or dispose of any of its material assets or acquire any mineral rights, dispose of any mineral rights, enter into a capital commitment or make any unusual or extraordinary expenditures (whether capital or operating);

(xiii)change the nature of its business or do any act or thing that would materially adversely affect its business, assets, prospects or financial condition;

(xiv)form or dissolve a subsidiary or make any investment in another person, except as contemplated by this Agreement;

(xv)make any changes to its directors, officers, managers, employees or consultants, or the salaries, benefits or other consideration being provided thereto, other than as contemplated in this Agreement and as required to enable the THMG Parties to perform their obligations under this Agreement; or

(xvi)without the prior written consent of BMET, make or implement a Material Decision.

5.7No Dividends or Distributions

During the term of this Agreement, each THMG Party will cause TMRI, SMMI and OGT not to declare, pay or commit itself to pay any dividend or other distribution with respect to any share in the capital of TMRI or SMMI, or any equity unit of OGT, as the case may be, or other ownership interest in TMRI, SMMI, or OGT or in any of their respective assets or business without the express written consent of BMET first being obtained.

5.8Conduct of Business

During the term of this Agreement, each THMG Party will cause each of TMRI, SMMI and OGT to carry on its business only in the normal and ordinary course consistent with past practices, which includes the maintenance of all insurance policies existing at the Execution Date, and except as required to give effect to this Agreement. BMET and its Personnel will be entitled to inspect and copy the corporate, financial and other records and documents pertaining to each TMRI Party and OGT at all reasonable times upon reasonable notice.

5.9SMMI Financial Statements

The THMG Parties shall deliver to BMET: (1) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of SMMI (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders' equity as of the end of such year, all such financial statements prepared in accordance with US GAAP and audited and certified by independent public accountants registered with the Public Company Accounting Oversight Board selected by SMMI; and (2) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of SMMI (i) an unaudited balance sheet as of the end of such year, (ii) unaudited statements of income and of cash flows for such year, and (iii) an unaudited statement of stockholders' equity as of the end of such year, all prepared in accordance with US GAAP.

5.10OGT Operating Agreement

(1)During the term of this Agreement, the THMG Parties will ensure that SMMI observes and performs each covenant and obligation to be observed and performed by SMMI under the OGT

Operating Agreement and ensure that SMMI does not assign, transfer, encumber or otherwise deal with its rights and interests under the OGT Operating Agreement.

(2)During the term of this Agreement, the THMG Parties will give to BMET any documents required by BMET which record or evidence the THMG Parties' performance of each covenant and obligation to be observed or performed by SMMI under the OGT Operating Agreement.

6.COMPLETION

6.1Option Exercise Notice

(1)Provided that (i) BMET USA has satisfied its option exercise obligations under section 4.2(1)(a) to (f) in respect of Tranche 1 to Tranche 5, and (ii) the PEA has been received and posted on SEDAR for at least five (5) Business Days, BMET USA may give TMRI written notice (the "Option Exercise Notice"), which notice shall confirm:

(a)BMET USA's intention to complete the exercise of the Option and the anticipated date of completion (the "Tranche 6 Payment Date"), which shall be no less than six (6) Business Days following the date of the Option Exercise Notice; and

(b)the amount of the Tranche 6 Value Payment pursuant to section 4.2(1)(g), including the portion, if any, of the Tranche 6 Value Payment which will be paid through delivery of Tranche 6 Shares, and the basis for the calculation thereof (the "Tranche 6 Calculation").

(2)THRI shall have five (5) Business Days from the delivery of the Option Exercise Notice (the "Review Period") to review and consider the Tranche 6 Calculation. If TMRI believes that the Tranche 6 Calculation was not prepared in accordance with this Agreement, TMRI shall deliver to BMET USA, prior to the expiration of the Review Period, a proposed Tranche 6 adjustment notice (a "Proposed Adjustment Notice"), which notice shall identify in detail the item or items on the Tranche 6 Calculation which TMRI considers not to have been prepared in accordance with this Agreement.  If TMRI does not deliver a Proposed Adjustment Notice to BMET USA prior to the expiration of the Review Period, the amount of Tranche 6 Shares (or payment in lieu thereof) pursuant to section 4.2(1)(g), including the amount of the Tranche 6 Value Payment, each as set out in the Tranche 6 Calculation shall become final, binding and conclusive on BMET USA and the THMG Parties. If THMG does deliver a Proposed Adjustment Notice, the provisions of section 6.1(3) shall be applicable.

(3)If a Proposed Adjustment Notice is delivered by TRMI to BMET prior to the expiration of a Review Period, BMET and TRMI shall negotiate in good faith for a three (3) Business Day period commencing on the date of delivery of the Proposed Adjustment Notice to resolve such dispute.  If BMET and TRMI cannot resolve such dispute within such three (3) Business Day period (the "Initial Dispute Period"), BMET and TRMI shall jointly retain, in the exercise of their reasonable discretion, an independent third party accounting firm, if the issue in dispute relates to a financial issue [, or an independent "qualified person" (as defined in NI 43-101) if the dispute relates to a technical or mining issue (the "Resolver") to resolve such dispute as soon as reasonably practicable. However if BMET USA and THMG cannot agree as to a Resolver within a period of three (3) Business Days after the Initial Dispute Period, either party may apply to the Supreme Court of British Columbia to have a person to be the Resolver appointed.

(4)The Resolver shall be requested by BMET USA and THMG to act promptly to resolve any dispute in accordance with the terms of this Agreement, it being understood that the sole issue for the Resolver shall be to resolve the item or items identified as disputed by THMG in the Proposed Adjustment Notice (including that the Resolver may not assign a value to any item in dispute greater than the greatest value assigned by BMET USA, on one hand, or THMG, on the other hand) and to issue its written decision within fifteen (15) days after the appointment of such Resolver, which decision shall be final, binding and conclusive on BMET USA and THMG and shall not be subject to court review or otherwise appealable absent manifest error, however this section 6.1(4) will not prohibit any party from initiating any action, claim or proceeding to compel specific to enforce the determination of the Resolver. BMET USA and THMG shall cooperate with the Resolver in connection with this section 6.1. Without limiting the generality of the foregoing, BMET USA and THMG shall each provide (or cause to be provided) to the Resolver all information and records, and to make available at the resolution proceeding all personnel, as are reasonably necessary to permit the Resolver to resolve any disputes pursuant to this section 6.1. Either BMET USA or THMG may submit information or make presentations to the Resolver relating to the item or items in dispute so long as a copy of any such submission is provided simultaneously to the other party and so long as both parties are allowed to be present during any such presentation. The fees of the Resolver and the expenses incurred by it in resolving any disputes under this section shall be borne by THMG, on one hand, and BMET USA, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to each party bears to the aggregate amount actually contested by such party.

(5)In the event of dispute in respect of the Tranche 6 Calculation pursuant to this section 6.1, the Parties acknowledge and agree that the Option Period and the Tranche 6 Payment Date shall be extended until the date that is five (5) Business Days following the date of final resolution thereof.

6.2Obligations of the Parties Prior to Completion

(1)Within three (3) Business Days following the date of receipt of the Option Exercise Notice, SMMI shall deliver to BMET USA an updated SMMI Balance Sheet in substantially final form.

(2)From the date of receipt of the Option Exercise Notice until immediately prior to Completion, the THMG Parties may only deal with, or make use of, the Assets in strict accordance with this Agreement.

6.3Completion Date, Location and Deliveries

(1)Completion shall occur on the Tranche 6 Payment Date at the offices of BMET USA's counsel, DuMoulin Black LLP at 10th Floor, 595 Howe Street, Vancouver, British Columbia, or on or at such other date, time or location as may be agreed upon in writing by the Parties.

(2)At Completion, BMET USA will, subject to delivery by the THMG Parties of the documents in section 6.3(3):

(a)pay to TMRI by way of wire transfer, certified cheque or other immediately available funds, an amount equal to the sum of:

(i)US$250,000; and

(ii)the portion of the Tranche 6 Value Payment to be paid in cash, if any;

(b)deliver a certificate representing the number of Tranche 6 Shares representing the portion of the Tranche 6 Value Payment to be paid through delivery of Tranche 6 Shares, if any; and

(c)BMET USA will advance to SMMI an amount sufficient to enable SMMI to repay the South Mountain Project Liabilities in full, and acknowledges and agrees that it will cause SMMI to make concurrent payment of the South Mountain Project Liabilities to the respective creditors as repayment in full of the South Mountain Project Liabilities.

(3)At Completion, the THMG Parties will deliver or cause to be delivered to the BMET Parties:

(a)a certificate, in form and substance satisfactory to counsel for the BMET Parties, signed by the Chief Executive Officer and Chief Financial Officer of each of THMG and TMRI and addressed to the BMET Parties, dated the Tranche 6 Payment Date, to the effect that:

1.the representations and warranties of the THMG Parties contained herein are true and correct as at the Tranche 6 Payment Date, except as may be affected by the performance of the Parties' obligations in accordance with the terms of this Agreement; and

2.all of the covenants and obligations of the THMG Parties to be performed or observed on or before Completion pursuant to this Agreement have been duly performed or observed (unless otherwise agreed or consented to in writing by BMET USA);

(b)the share certificate(s) representing the SMMI Shares together with all such instruments of transfer, duly executed, which in the opinion of BMET USA, acting reasonably, are necessary to effect and evidence the transfer of the SMMI Shares to BMET USA (or as directed by BMET USA);

(c)a certificate of status, compliance, good standing or like certificate with respect to each THMG Party and OGT;

(d)certified copies of (i) the SMMI Balance Sheet; (ii) the Charter Documents of TMRI, SMMI, THMG and OGT, (iii) all necessary resolutions of directors of each THMG Party approving the transfer of the SMMI Shares, authorizing issue of the share certificate(s) representing all of the SMMI Shares registered in the name of BMET USA, (iv) all necessary resolutions of directors of TMRI approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement, and (b) all necessary resolutions of the directors and shareholders of each THMG Party approving the entering into of this Agreement and the completion of the transactions contemplated by this Agreement;

(e)the share certificate(s) representing the SMMI Shares registered in the name of BMET USA or its nominee;

(f)an executed resignation from each of the directors and officers of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

(g)mutual releases in favour of SMMI and OGT, as applicable, duly executed by each applicable (former) director and officer of SMMI and, if requested by BMET, each employee and consultant of SMMI and OGT;

(h)evidence that the SMMI Other Liabilities and the OGT Other Liabilities have been eliminated as liabilities of SMMI and OGT, respectively, without cost to SMMI or OGT, prior to the date of Completion;

(i)evidence of arrangements for the prompt delivery of the corporate and limited liability minute books and all other Books and Records of SMMI and OGT; and

(j)such other documentation requested by the BMET Parties, acting reasonably.

(4)Effective immediately upon Completion:

(a)BMET will cease to be Operator under section 7 and be released from all obligations thereunder, other than any obligations owed to THMG arising from a breach by BMET of its obligations under this Agreement; and

(b)the Technical Committee shall be terminated.

7.OPERATOR – RIGHTS AND OBLIGATIONS

7.1Operator

Subject to section 7.2, commencing on the Execution Date, BMET USA will be the Operator.

7.2Removal or Resignation of Operator

(1)The Operator will be deemed to have resigned and SMMI (or its nominee) will become Operator:

(a)upon termination by a BMET Party pursuant to section 13.1; or

(b)upon notice from SMMI to BMET USA and effective on the date designated in the notice, if:

(i)the Operator materially fails to perform any material obligation imposed upon it as Operator under this Agreement and action to rectify or remedy that failure is not taken within twenty (20) Business Days after receiving a notice from SMMI demanding performance; or

(ii)the Operator is the subject of an Insolvency Event.

(2)If the Operator is removed pursuant to section 7.2 (1)(b)(ii), then the appointment of any successor Operator will be deemed to pre-date the date on which the Operator becomes the subject of an Insolvency Event.

7.3Affiliate as Operator and Third Party Operator

(1)Except for a Party's Affiliate, no third party may be retained to act as the Operator unless:

(a)BMET USA and SMMI agree in writing; and

(b)the third party agrees in writing to be bound by all of the same duties and obligations imposed on BMET USA as the Operator under this Agreement and, in particular, under this section 7.

(2)Where a Party's Affiliate acts as Operator that Party must cause the Affiliate to comply with the terms of this Agreement as if the Affiliate was bound by it, and such Party will be a guarantor of the performance by the Affiliate of the terms of this Agreement.

7.4Authority of Operator

Subject to this Agreement, the Operator will be delegated the following authority from SMMI under the Mining Lease and OGT Operating Agreement:

(1)full physical possession and control of the Assets and all powers and authorities necessary or desirable to enable the Operator to carry out or procure the carrying out of all Operations; and

(2)without limiting section 7.4(1), the sole and exclusive right to:

(a)enter in, under or upon the Property and to conduct the Operations and related activities on the Property;

(b)exclusive and quiet possession of the Property;

(c)bring upon and erect upon the Property buildings, plant, machinery and equipment as the Operator may deem advisable;

(d)remove from the Property and dispose of, reasonable quantities of ores, minerals and metals for the purpose of obtaining assays or making other tests; and

(e)do such prospecting, exploration, development or other mining work on and under the Property as contemplated by an Approved Program.

7.5Operator's Obligations

For so long as it is Operator, the Operator covenants to and must:

(6)conduct all Operations in a manner consistent with good exploration, engineering and mining practice and in compliance with any applicable Law;

(7)prepare the Program and Budget for the calendar year ending December 31, 2019 and each ensuing calendar year during which BMET USA is the Operator and submit such Programs and Budgets for review and approval by the Technical Committee under Section 8.1(6) and (7) as required to give effect to the objectives of this Agreement, which Programs and Budgets will reflect the completion of Phase 1 of the South Mountain Technical Report within the first year following the Tranche 2 Completion Date and engagement of the PEA Author as soon as practicable following the receipt of the results of the Phase 1 exploration program;

(8)carry out each Approved Program in accordance with the Approved Budget;

(9)keep the Technical Committee advised of all exploration and development operations conducted during the Option Period;

(10)observe all covenants to which SMMI is bound under the Mining Lease with respect to the conduct of operations on the Property, including the obligations set forth in Article 8 of the Mining Lease;

(17)pay all Expenditures properly incurred pursuant to an Approved Program promptly as and when due, which Expenditures will be funded by and will be solely for the account of BMET USA;

(18)keep the Property in good standing as required by applicable Law including by payment of taxes or other charges, including payments under the Leases and the Mining Lease, the doing and filing of all necessary work and by the doing of all other acts and things and making all other payments which may be necessary in that regard and upon the written request of the Non-operating Party, provide it with evidence of such payments;

(19)except for the Permitted Encumbrances, keep the Property free and clear of all Encumbrances (except for liens for taxes not yet due, other inchoate liens and liens contested in good faith by the Operator) and to proceed with all diligence to contest and discharge any such Encumbrance that is filed;

(20)permit any Personnel of any Non-operating Party:

(a)at their own expense and risk, access to the Property at all reasonable times; and

(b)upon being provided with reasonable notice, access (at all reasonable times) to all records (whether in tangible or electronic form) of the Operator pertaining to the Operations and the Property;

(21)permit each Non-operating Party, upon being provided with reasonable notice, to inspect and copy, at all reasonable times, any Exploration Data;

(22)during the term of this Agreement and for a period of 2 years after the expiry or termination of this Agreement maintain true and correct books, accounts and records of Expenditure and otherwise in accordance with IFRS;

(23)deliver to each Party as soon as is practicable and in any event on or before December 31 in each Year, all Exploration Data learned or obtained from the Operations carried out during that Year;

(24)except as permitted by any permit or Law, not release into the environment, or deposit, place, or dispose of any hazardous or toxic materials, substances, pollutants, contaminants at, on or near the Property as a result of the exploration and development operations conducted by BMET USA as the Operator;

(25)ensure any work done on the Property is fully reclaimed in accordance with all legal requirements (as evidenced by permit requirements where applicable and as required under underlying lease agreements) and industry practice;

(26)prepare applications, and notices for and acquisition of environmental and other Permits necessary or desirable to commence and complete exploration and development activities;

(27)keep current, all notices for and acquisition of environmental and other Permits necessary or desirable to commence and complete exploration and development activities;

(28)deliver to each Party annually, on or before December 31 in each Year, a report on the Operations conducted on or with respect to the Property during that Year summarizing any significant technical data learned or obtained and providing a breakdown of Expenditure incurred in carrying out the Operations for that Year;

(29)promptly notify each Party of any material exploration results or adverse events; and

(30)place and maintain, with a reputable insurer or insurers, not less than C$3,000,000 in third party liability insurance in respect of its operations on the Property, and upon the written request of the Non-operating Party, provide the Non-operating Party with a certificate of currency in respect of such insurance.

BMET USA acknowledges that it will not receive any fee or compensation from THMG for acting in the capacity of Operator and discharging its obligations as Operator under this Agreement.

7.6Indemnity on Access

Each Party that is not the Operator ("Non-operating Party") must indemnify the Operator and its Personnel from and against any Claim that the Operator or its Personnel suffer, sustain or incur arising out of or in connection with any injury (including injury causing death) to any Personnel of the Non-operating Party while in or on the Property, except to the extent that any injury is caused by the negligence or default of the Operator or its Personnel.

7.7Obligations to Inform

During the term of this Agreement, each Party must, and must cause its Affiliates to:

(1)promptly deliver to each other Party any notice, demand or other material communication relating to any of the Assets that it or any of its Affiliates receive; and

(2)obtain the prior written consent of each other Party (which consent must not be unreasonably withheld or delayed) to the sending by it or its Affiliates of any notice, demand or other material communication relating to any of the Assets to any third person including any adjacent property owner or any Governmental Authority.

7.8National Instrument 43-101 Data

The Operator must promptly make available to each Party upon request all such material and Exploration Data including interpretive data (whether in tangible or electronic form) generated from activities on the Property as may be required by a Qualified Person as defined in National Instrument 43-101 for the purpose of preparing any reports as may be required by a Party for disclosure purposes.

8.TECHNICAL COMMITTEE

8.1Formation of Technical Committee

(1)A technical committee of SMMI (the "Technical Committee") will be formed comprised of two (2) representatives of the THMG Parties (the "SMMI Representatives") and two (2) representatives of BMET USA (the "BMET Representatives") effective as of the Tranche 2 Completion Date.

(2)The first meeting of the Technical Committee will be held within seven (7) Business Days after receipt by the Technical Committee from the Operator of the proposed program of Operations for Year 1.

(3)Meetings of the Technical Committee will be held quarterly in Vancouver, or at such other places and intervals as SMMI and BMET USA may agree.

(4)Meetings will be called on five (5) Business Days' notice by either SMMI or BMET USA. Either SMMI or BMET USA may on five (5) Business Days' notice call an ad hoc meeting. A representative of SMMI or BMET USA may attend any meeting by conference telephone, so long as all attendees at that meeting can hear and be heard by all other attendees.

(5)For each meeting an agenda must, at least five (5) Business Days prior to that meeting, be distributed to SMMI and BMET USA by the person calling that meeting.  A representative of BMET USA will take minutes of each meeting and distribute a draft of the minutes to each of SMMI and BMET USA for their review and comment prior to finalization.  Following the provision of draft minutes (or revised minutes incorporating comments received) pursuant to this section 8.1(5) for review by SMMI and BMET USA, such minutes shall be deemed to be finalized in the event that no comments are provided within five (5) Business days thereafter.

(6)The Technical Committee will, among other things:

(a)oversee the work of the PEA Author;

(b)have the sole authority to provide instructions to the PEA Author;

(c)review each program and budget prepared and proposed by the Operator; and

(d)review all Exploration Data learned or obtained in connection with the Operations.

(7)Notwithstanding the foregoing, in the absence of agreement between the Parties and while BMET USA is Operator:

(a)any decision concerning, or final approval of, Approved Programs and Approved Budgets during the term of this Agreement will be made solely by the BMET Representatives; and

(b)in the case of equality of votes in respect of any matter on which the Technical Committee deliberates, the BMET Representatives shall have the casting vote in respect thereof.

8.2PEA

(1)As soon as practicable and in any event within ten(10) Business Days following the Tranche 2 Completion Date, BMET USA and SMMI shall agree, such agreement not to be unreasonably withheld, upon a third party engineering firm to be appointed as the PEA Author.

(2)The Parties acknowledge and agree that, at the suitable time (consistent with the intent of this Agreement), the PEA Author shall be instructed by the Technical Committee (i) determine the appropriate scale and optimal operating parameters for the PEA study with input from the Technical Committee; and (ii) prepare, complete and deliver the PEA, including calculation of the NPV.

(3)Each of the THMG Parties acknowledges agrees that BMET USA and the PEA Author shall have the right of access to such data and analyses and the right to perform such inspections as they consider necessary or convenient in connection with the preparation, completion and delivery of the PEA prior to expiry of the Option Period.  The THMG Parties further agree to cooperate with BMET USA and the PEA Author fully and in a timely manner to facilitate necessary access to data and personnel to accommodate the foregoing.

(4)The Parties acknowledge and agree that the Technical Committee may engage such additional subcontractors and/or co-authors as the PEA Author may recommended or retain and that references to PEA Author in sections 8.1(6)(a), 8.2(2) and 8.2(3) shall be deemed to include such subcontractors and co-authors.

(5)The PEA Author will be engaged by BMET USA in its capacity as Operator, and BMET USA shall be responsible for all fees and expenses of the PEA Author in completing the PEA.

9.ASSIGNMENT

9.1Limitations on Assignments

(1)Subject to section 9.2, a Party must not assign or otherwise deal (either directly or indirectly) with this Agreement, the SMMI Shares or the Assets without the prior written consent of the other Parties. No assignment will be effective unless and until the proposed assignee has entered into an agreement with the non-assigning Party, in form and substance satisfactory to the non-assigning Party, by which the proposed assignee agrees to be bound by the provisions of this Agreement as if it was an original party to this Agreement in place of the assignor.

(2)In this section 9 "assign" includes:

(a)sell, assign, transfer, license or otherwise dispose or part with possession of; and

(b)mortgage, charge, grant a lien, pledge, hypothecate, declare a trust in respect of or grant any interest in, by way of security or otherwise.

(3)A change of Control of any THMG Party after the Execution Date will be deemed an assignment by such THMG Party for the purposes of section 9.1(1)..

9.2Affiliates

A BMET Party may assign this Agreement to an Affiliate of that Party. An assignment by a BMET Party to an Affiliate will be subject to the Affiliate and the assigning Party entering into an agreement with each of the other Parties, in form and substance satisfactory to each of the other Parties, acting reasonably, by which:

(1)concurrently with the assignment of this Agreement by the assigning Party to the Affiliate the legal and beneficial interest of the assigning Party in the Assets (if any) is assigned to the Affiliate;

(2)the Affiliate agrees to assume the obligations of the assigning Party under this Agreement and be bound by this Agreement;

(3)the assigning Party agrees that it will remain jointly and severally liable with the Affiliate for all obligations and liabilities of the assigning Party under this Agreement;

(4)the assigning Party and its Affiliate agree that each other Party may at its sole option have recourse against either or both the assigning Party and the Affiliate for any and all obligations or liabilities of the assigning Party under this Agreement; and

(5)the Affiliate agrees with each other Party to re-assign this Agreement and the legal and beneficial interest of the Affiliate in the Assets to the assigning Party (as long as the assigning Party at the time of such re-assignment remains under the same Control as at the Execution Date and if not, then to another person which is so Controlled) before ceasing to be an Affiliate of the assigning Party.

A THMG Party may not assign this Agreement, nor may a BMET Party assign this Agreement to a person other than an Affiliate of the BMET Party, without the prior written consent of the other Parties.

9.3Exceptions

(1)Nothing in this section 9 applies to or restricts in any manner an amalgamation, plan of arrangement or corporate reorganization involving a Party which has the effect in law of the amalgamated, resulting or surviving corporation (the "Successor Party") possessing substantially all the property, rights and interests and being subject to substantially all the debts, liabilities and obligations of each amalgamating or predecessor corporation, or the transfer of Control of a Party to an arm's length third party pursuant to an unsolicited or solicited take-over bid, business combination or similar transaction, provided that any transfers of securities that may occur or be deemed to occur as a result of such amalgamation, plan of arrangement or corporate reorganization comply with all applicable Securities Laws, and if the Successor Party may be entitled to receive any additional BMET Consideration Shares under this Agreement, that such issuances would, if made, be exempt from the registration or prospectus requirements of the U.S. Securities Act and all other applicable Securities Laws.

(2)For the purposes of section 9.3(1), a reference to a Party is to a Party which is a public company whose shares are listed on a stock exchange.

9.4No Encumbrance

During the term of this Agreement, no Party may cause or allow an Encumbrance to be given or granted in, in respect of or over its legal or beneficial interest in the SMMI Shares, the Assets or its rights under this Agreement.

10.FORCE MAJEURE

10.1Notice of Force Majeure

Subject to section 10.4, a Party will not be liable for any delay or failure to perform any of its obligations under this Agreement (other than an obligation of indemnification or to pay money or other consideration) if as soon as possible after the beginning of the Force Majeure affecting the ability of the Party to perform any of its obligations under this Agreement, it gives a notice to the other Party that complies with section 10.2.

10.2Force Majeure notice

A notice given under section 10.1 must:

(1)specify the obligations the Party cannot perform;

(2)fully describe the Force Majeure;

(3)estimate the time during which the Force Majeure will continue; and

(4)specify the measures proposed to be adopted to remedy or abate the Force Majeure.

10.3Obligation to remedy and mitigate

(1)The Party that is prevented from carrying out its obligations under this Agreement as a result of Force Majeure must:

(a)remedy the Force Majeure to the extent reasonably practicable and resume performance of its obligations as soon as reasonably possible; and

(b)take all action reasonably practicable (but without any obligation to make any monetary payment) to mitigate any liability suffered by the other Party as a result of its failure to carry out its obligations under this Agreement.

(2)Nothing in section 10.3(1) will require the Party that is prevented from performing its obligations under this Agreement as a result of Force Majeure to resolve or compromise any labour dispute or to question or to test the validity of any Law or to perform its obligations under this Agreement if Force Majeure renders performance impossible.

10.4Effect of Force Majeure on Time and Payment

(1)In the event of Force Majeure, any time period provided for in this Agreement will be extended by a period equivalent to the period of delay caused by the event of Force Majeure or such longer period as is reasonable in the circumstances.

(2)If at any time before the exercise of the Option by BMET USA Force Majeure arises, then from the date the Force Majeure arises until the Force Majeure is remedied or abates BMET USA will not be obliged to make any further Option Payments, deliver any further BMET Shares or fund any further Expenditure. Notwithstanding the foregoing, during the period of Force Majeure BMET USA must fund or incur such Expenditure as is necessary to pay any maintenance, rental, holding fee, royalty payment or other payment required to maintain the Property in good standing.

(3)If the Force Majeure is subsequently remedied or abates then, subject to section 10.4(1), BMET USA must make the Option Payments and fund the Expenditure that, but for the Force Majeure, BMET USA would have been required to make, issue, fund or incur under this Agreement during the period of Force Majeure.

11.INDEMNIFICATION

11.1Indemnities

(1)BMET indemnifies and must keep indemnified the THMG Parties from and against any Claim made or brought by any third party against the THMG Parties which arises out of or in connection with:

(a)the breach of any representation or warranty given or made by a BMET Party under this Agreement; or

(b)the breach of, or failure by, a BMET Party or its Personnel to perform any covenant or obligation of BMET under this Agreement.

(2)THMG indemnifies and must keep indemnified the BMET Parties (which solely for purposes of this section 11.1(2) shall, from and after Completion, include SMMI) from and against any Claim made or brought by any third party against a BMET Party or SMMI which arises out of or in connection with:

(a)the breach of any representation or warranty given or made by a THMG Party under this Agreement;

(b)the breach of, or failure by, any THMG Party or its Personnel to perform any covenant or obligation of any THMG Party under this Agreement;

(c)any act, matter, event or other circumstance that occurred or arose in connection with the Property or a THMG Party prior to the Execution Date including the presence, release or discharge of any Regulated Substance;

(d)any and all Claims by the Net Proceeds Royalty Owners (as defined in the South Mountain Mining Deed) to any rights or amounts as may become due them, if any, under the South Mountain Mining Deed or under the South Mountain Property Agreement of August 31, 1990, by and among the SMMI, Harry J Sykes and the Sellers (as defined that certain Stock Sale Agreement, dated May 31, 2007); or

(e)any other matter that THMG and BMET agree upon in writing prior to the Tranche 2 Completion Date with respect to any Encumbrances, liabilities, obligations or title defects relating to the Property, SMMI or OGT that BMET may become aware of prior to the Tranche 2 Completion Date.

(3)It is not necessary for an indemnified Party to incur expense or make payment before enforcing a right of indemnity conferred by this Agreement.

(4)For the purposes of this section 11, a reference to a third party does not include the Personnel of a Party.

11.2Indemnification and Third-Party Claims

(1)All claims for indemnification by an indemnified Party under section 11.1(1) or section 11.1(2) as to a third party claim asserted or initiated against such indemnified Party must be asserted and resolved as set out in this section 11.2.

(2)If any third party notifies a Party indemnified under section 11.1(1) or section 11.1(2) ("Indemnified Party") with respect to any matter (a "Third-Party Claim") that may give rise to a claim for indemnification against a Party ("Indemnifying Party") under section 11.1(1) or section 11.1(2), then the Indemnified Party must promptly (and in any event within ten (10) Business Days after receiving notice of the Third-Party Claim from such third person) notify the Indemnifying Party of the Third-Party Claim.

(3)Notwithstanding section 11.2(2), no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party of any of its obligations under section 11.1(1) or section 11.1(2), as the case may be, unless and then solely to the extent that the Indemnifying Party is irrevocably prejudiced by such delay.

(4)The notice given by the Indemnified Party under section 11.1(2) must include a description of the Third-Party Claim and copies of all documents relating to the Third-Party Claim. The Indemnifying Party will have the right to assume and thereafter conduct the defence of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party, except in the event of a conflict of interest, in which case the Indemnified Party will have the right to retain its own counsel at the cost of the Indemnifying Party. Notwithstanding the foregoing the Indemnifying Party must not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed) unless the judgment or proposed settlement fully releases the Indemnified Party with respect to such Third-Party Claim or involves only the payment of money damages that are covered in full by the indemnity and does not impose an injunction or other equitable relief upon the Indemnified Party and is subject to confidentiality provisions acceptable to the Indemnified Party (which approval of such provisions must not be unreasonably withheld, conditioned or delayed by the Indemnified Party).

(5)An election to assume the defence of a Third-Party Claim will not be deemed to be an admission that the Indemnifying Party is liable to the Indemnified Party in respect of such Third-Party Claim. Unless and until the Indemnifying Party assumes the defence of the Third-Party Claim as provided for in this section 11.2 the Indemnified Party may defend against the Third-Party Claim in any manner it reasonably may deem appropriate.

(6)To the extent the Indemnifying Party controls or participates in the defence, settlement or compromise of a Third-Party Claim, the Indemnified Party must, from time to time:

(a)provide the Indemnifying Party and its counsel access to, during normal business hours, documentation and her information of the Indemnified Party relevant to the Third-Party Claim but excluding any documentation or advice (whether in permanent or electronic form):

(i)the disclosure of which would cause the Indemnified Party to breach any contract of insurance to which the Indemnified Party or its Affiliates is a party; or

(ii)which is the subject of legal professional privilege; or

(iii)which is confidential or proprietary information of the Indemnified Party;

(b)permit the Indemnifying Party and its counsel to consult with the Personnel and counsel of the Indemnified Party; and

(c)co-operate with the Indemnifying Party in any reasonable manner requested by the Indemnifying Party and use commercially reasonable efforts to assist the Indemnifying Party in the defence, settlement or compromise of such Third-Party Claim as and when requested by the Indemnifying Party.

12.CONFIDENTIAL INFORMATION

12.1Confidentiality

The Parties agree that:

(1)this Agreement (including any drafts of it), all information (whether in tangible or electronic form) exchanged between the Parties or their Affiliates under this Agreement and all information concerning or relating to the Property or the Operations of which it becomes aware ("Confidential Information") is confidential; and

(2)must be kept confidential and must not be disclosed to any person at any time or in any manner except:

(a)to the other Parties;

(b)with the prior written consent of BMET, in the case of disclosure by a THMG Party, or by THMG, in the case of disclosure by a BMET Party;

(c)disclosure of Confidential Information by a Party to its Affiliates;

(d)disclosure to the PEA Author and any subcontractors and co-authors retained by the Technical Committee in connection with preparing the PEA;

(e)to the extent that the Confidential Information was publicly available at the Execution Date or becomes publicly available subsequent to the Execution Date without breach of this Agreement;

(f)as may be necessary in seeking approval of any Governmental Authority:

(i)in seeking to maintain the Property or acquire additional Mineral Rights or Other Rights; or

(ii)to perform the Operations;

(g)by a Party to legal, financial and other professional advisers, auditors, insurance providers and other consultants, directors, officers and employees of:

(i)that Party; or

(ii)that Party's Affiliates,

in any case requiring the information for the purposes of this Agreement (or any transactions contemplated by this Agreement), or for the purpose of advising that Party in relation to this Agreement;

(g)to the extent required by Law or by a lawful requirement of any Governmental Authority having jurisdiction over a Party or its Affiliates;

(h)if required in connection with legal proceedings or arbitration relating to this Agreement or for the purpose of advising a Party in relation to legal proceedings or arbitration;

(i)to any bona fide enquirer contemplating purchase of an interest of a Party under this Agreement under section 9 as long as the enquirer has first entered into an agreement in favour of the Parties to preserve confidentiality of information disclosed in a manner at least as onerous on the enquirer as this section 12.1 is onerous on the Parties;

(j)to a banker or other financial institution considering the provision of or, which has provided financial accommodation to, a Party or an Affiliate of a Party or to a trustee, representative or agent of that banker or financial institution; or

(k)to a stock exchange (including any regulator or securities commission having jurisdiction over a stock exchange) or similar public market for trading shares upon which securities of a Party or of an Affiliate of a Party are quoted after the reasonable prior consultation, if practicable, with each other Party taking place as to the nature and form of the disclosure (which does not imply that the consent or approval, of each other Party must or need be obtained). Notwithstanding the foregoing, any disclosure must be only to the minimum standards required by the applicable stock exchange, regulator, securities commission or applicable Law.

12.2Public Releases of Information

(1)Any initial public announcement of the transaction or the subject of this Agreement will be in a form agreed between the Parties prior to the Execution Date.

(2)Subject to section 12.2(1), a Party may not make any public announcement in relation to this Agreement or any matter arising under this Agreement unless:

(a)the wording of the announcement is agreed between the Parties, such agreement not to be unreasonably withheld; or

(b)the announcement is otherwise permitted under section 12.2(3).

(3)A Party is entitled to make announcements only to the extent necessary to comply with the listing rules of an applicable stock exchange on which its shares (or that of its Affiliate) are listed or the requirements of a regulator, securities commission or Law. The Party proposing to make such an announcement will endeavour to give each other Party as much notice as is possible (and in any event will endeavour to give at least 24 hours' notice) of its intention to make the announcement, and will take into account the reasonable requests of each other Party in relation to the wording of the announcement.

12.3Effect of Disclosure

Any consent of a Party given to other Parties to disclose Confidential Information or to make a public announcement will not be considered an approval or certification of the consenting Party:

(1)as to the accuracy of any information contained in that Confidential Information or public announcement; or

(2)that the Confidential Information or public announcement complies with applicable Law or the rules, policies, by-laws and disclosure standards of any Governmental Authority, stock exchange, regulator or securities commission.

13.TERMINATION AND REMEDIES

13.1Events of Termination

This Agreement may be terminated as follows, provided that any required notice will be delivered in accordance with section 15.1:

(1)if any of the Tranche 2 Conditions Precedent is not satisfied or waived by thedeadline provided therefor under the terms of this Agreement, then either Party may terminate this Agreement by written notice to the other Party;

(2)BMET USA may terminate this Agreement by written notice to THMG upon BMET USA's decision not to proceed with exercise of the Option;

(3)THMG may terminate this Agreement by written notice to BMET USA upon the failure of BMET USA to make any of the payments and/or share deliveries referred to in section 4.2(a) to 4.2(g) by the dates specified therein (subject to extension of such dates pursuant to the terms of this Agreement);

(4)a THMG Party may terminate this Agreement by notice in writing to a BMET Party if the BMET Party or Parties (collectively, the "Defaulting BMET Party") commits a material breach of any provision of this Agreement and:

(a)the breach is incapable of remedy; or

(b)the breach is capable of remedy and:

(i)the THMG Party has given notice to the Defaulting BMET Party specifying the breach and requesting that it be remedied; and

(ii)the Defaulting BMET Party has failed to remedy that breach or has failed to take reasonable steps to commence rectifying that breach (or overcome its effects) within thirty (30) days of receiving that notice;

(5)a BMET Party may terminate this Agreement by notice in writing to a THMG Party or THMG Parties (collectively, the "Defaulting THMG Party") if the THMG Party commits a material breach of any provision of this Agreement and:

(a)the breach is incapable of remedy; or

(b)the breach is capable of remedy and:

(i)BMET has given notice to the Defaulting THMG Party specifying the breach and requesting that it be remedied; and

(ii)the Defaulting THMG Party has failed to remedy that breach or has failed to take reasonable steps to commence rectifying that breach (or overcome its effects) within thirty (30) days of receiving that notice;

(6)a THMG Party may terminate this Agreement by notice in writing to BMET if BMET becomes an Insolvent Party;

(7)BMET may terminate this Agreement by notice in writing to a THMG Party if a THMG Party becomes an Insolvent Party; and

(8)a THMG Party may terminate this Agreement by written notice to a BMET Party if it becomes unlawful for the THMG Party to perform its obligations under this Agreement. A BMET Party may terminate this Agreement by written notice to a THMG Party if it becomes unlawful for the BMET Party to perform its obligations under this Agreement.

13.2Effect of Termination

(1)If this Agreement is terminated further to an event of termination set forth in section 13.1, the following will apply:

(a)in the event of termination under section 13.1(1) due to the THMG Shareholder Approvals not having been obtained by the Outside Date for any reason, provided no THMG Party is in breach of any provision of this Agreement, the provisions of sections 5.1(3) and 5.1(4) will apply in respect of such termination and, in the event of any conflict between the provisions of sections 5.1(3) and 5.1(4) and the provisions of this section 13, the provisions of sections 5.1(3) and 5.1(4) will prevail to the extent of such conflict only and the remaining non-conflicting provisions of section 13 will continue in full force and effect;

(b)the Option will terminate and BMET will have no further rights to purchase SMMI or to acquire any direct or indirect interest in the Property;

(c)BMET will have no Claim against the THMG Parties in respect of any interest in the Property or the Exploration Data or in respect of any Expenditure incurred or BMET Shares issued to THMG prior to the date of termination;

(d)BMET shall not be obligated to make any additional payments or share issuances in any subsequent tranches on account of any Option Payment;

(e)the agreements with respect to indemnification will continue in full force and effect;

(f)the agreements with respect to confidentiality in section 12 will continue in full force and effect;

(g)the post termination obligations set forth in section 13.3 will apply and will continue in force and effect;

(h)BMET and THMG will continue to be liable under this Agreement as set out in section 13.3; and

(i)the SMMI/BMET USA Management Contract and Technical Committee shall be terminated automatically.

13.3Post Termination Obligations

If prior to the exercise of the Option by BMET USA, this Agreement is terminated pursuant to an event of termination in Section 13.1, then:

(1)BMET USA will pay all required annual assessment fees on the Property to leave the Property in good standing up to and including the period of twelve (12) months from the date of termination;

(2)BMET USA will, if BMET USA (as Operator) has conducted Operations on the Property, leave the Property free and clear of any Encumbrance resulting from the Operations conducted by BMET USA on the Property;

(3)if BMET USA (as Operator) has conducted Operations on the Property, BMET USA will comply with applicable Law regarding reclamation in relation to Operations conducted on the Property by BMET USA; and

(4)any plant, building, machinery, tools, equipment, camp facilities and supplies (other than the Assets) owned by a BMET Party or its Personnel ("BMET Equipment") and brought and placed upon the Property in connection with the Operations will remain the BMET Party's exclusive property and may be removed by a BMET Party at any time within a period of one hundred and twenty (120) Business Days following the termination of this Agreement but if a BMET Party has not removed all BMET Equipment within that one hundred and twenty (120) Business Day period, then the BMET Equipment not so removed thereafter will become the absolute property of THMG or, at THMG's option, may within a further sixty (60) Business Days be removed by THMG at the BMET Party's expense. All BMET Equipment, until it becomes THMG's property or is removed from the Property, will be the sole responsibility of the BMET Party and THMG will have no liability with regard to it.

13.4Consequences of Termination

If this Agreement is terminated under this section 13 then, in addition to any rights, powers or remedies provided by Law:

(1)this Agreement will be at an end, except as expressly provided herein; and

(2)each Party will be released from its obligation to further perform this Agreement and each Party will be deemed to have released and forever discharged each other Party from any and all Claims arising in connection with this Agreement, each except as expressly provided herein, provided that:

(3)termination of this Agreement under this section 13 will not derogate from, affect or prejudice any rights or remedies of a Party whether arising under this Agreement or at Law that have accrued prior to the date of, or arise as a consequence of, termination;

(4)termination will not release any Party from any Claim that arose or accrued prior to the date of termination; and

(5)without limiting the foregoing, if this Agreement is terminated by (i) a THMG Party because of a breach of this Agreement by a BMET Party or Parties or because a condition for the benefit of the THMG Party has not been satisfied because a BMET Party has breached any of its representations or warranties, or failed to perform any of its obligations or covenants under this Agreement, or (ii) a BMET Party because of a breach of this Agreement by a THMG Party or Parties or because a condition for the benefit of the BMET Party has not been satisfied because a THMG Party has breached any of its representations or warranties, or failed to perform any of its obligations or covenants under this Agreement, the terminating Party's right to pursue all legal remedies will survive such termination unimpaired.

14.DISPUTES AND ARBITRATION

14.1Disputes

If there is any Dispute between one or more of the BMET Parties and one or more of the THMG Parties, or one or more of the THMG Parties and one or more of the BMET Parties, concerning or arising out of or in relation to this Agreement, whether before or after the expiration of this Agreement (including any Dispute as to whether any issue or matter is arbitral), then the BMET Party or BMET Parties may give to the THMG Party or THMG Parties, or the THMG Party or THMG Parties may give the BMET Party or BMET Parties, a notice ("Dispute Notice ") specifying the Dispute and requiring its resolution under this section 14. All Disputes must be resolved solely in accordance with this section 14.  The party(ies) delivering the Dispute Notice hereunder is referred to as the "Disputing Party", and the party(ies) receiving the Dispute Notice hereunder is referred to as the "Receiving Party."

14.2Dispute Representatives to seek resolution

(1)If the Dispute is not resolved within ten (10) Business Days after a Dispute Notice is given by the Disputing Party to the Receiving Party, each such Party must nominate one (1) representative from its senior management to resolve the Dispute (each, a "Dispute Representative"), who must negotiate using their respective commercially reasonable efforts to attain a resolution of the Dispute.

(2)If the Dispute is not resolved within ten (10) Business Days of the Dispute being referred to the respective Dispute Representatives, then either such Party may submit the Dispute to arbitration in accordance with section 14.3.

14.3Arbitration

(1)Any Dispute which has not been resolved under section 14.2 must be finally resolved by arbitration under the then current domestic commercial arbitration rules of the BCICAC ("Rules").

(2)The Disputing Party and the Receiving Party agree that:

(a)the seat, or legal place of arbitration, will be Vancouver, British Columbia. The language used in the arbitral proceedings will be English;

(b)all arbitral proceedings will be private and confidential and may be attended only by the arbitrators, each such Party and its representatives, and witnesses to the extent they are testifying in the proceedings;

(c)subject to section 14.3(2)(d), any Dispute will be heard by a single arbitrator and each such Party must attempt to agree upon a qualified individual to serve as arbitrator. If the Disputing Party and the Receiving Party are unable to so agree within twenty (20) Business Days of the first attempt by the Disputing Party and the Receiving Party to select the arbitrator, then the arbitrator will be selected and appointed by the BCICAC;

(d)if any Party's claim or counterclaim equals or exceeds five million United States dollars (US$5,000,000), exclusive of interest or legal fees, then the Dispute must be heard and determined by three (3) arbitrators and in the event that three (3) arbitrators will hear the Dispute, each Party to the Dispute must, within twenty (20) Business Days after commencement of the arbitration, select one (1) person to act as arbitrator. The two (2) arbitrators so selected must, within ten (10) Business Days of their appointment, select a third arbitrator who will serve as the chair of the arbitral panel;

(e)if a Party fails to appoint an arbitrator as required under section 14.3(2)(d), or if the arbitrators selected by the Disputing Party and the Receiving Party are unable or fail to agree upon a third arbitrator within ten (10) Business Days of their appointment, then that arbitrator will be selected and appointed by the BCICAC;

(f)if an arbitrator dies, resigns, refuses to act, or becomes incapable of performing his or her functions as an arbitrator, then the BCICAC may declare a vacancy on the panel and the vacancy must be filled by the method by which that arbitrator was originally appointed;

(g)the arbitral panel may determine all questions of law and jurisdiction (including questions as to whether or not a Dispute is arbitrable) and all matters of procedure relating to the arbitration;

(h)arbitration will be the sole and exclusive forum for resolution of a Dispute and any award or determination of the arbitral panel will be final and binding upon the Disputing Party and the Receiving Party in respect of all matters relating to the arbitration, the procedure, the conduct of the Disputing Party and the Receiving Party during the proceedings and the final determination of the issues in the arbitration; and

(i)there will be no appeal from any award or determination of the arbitral panel to any court and judgment on any arbitral award may be entered in any court of competent jurisdiction.

(3)If for any reason the BCICAC cannot or does not make the appointment or appointments required under the Rules or this section 14, either Disputing Party and the Receiving Party may apply to the Supreme Court of British Columbia to appoint the arbitrator or arbitrators, as the case may be.

(4)No arbitration proceeding may be commenced under this section 14 unless commenced within the time period permitted for actions by the applicable statute of limitations.

(5)All papers, notices or process pertaining to an arbitration under this Agreement may be served on a Party in accordance with section 15.

(6)The Disputing Party and the Receiving Party must treat as Confidential Information, in accordance with the provisions of section 11, the existence of the arbitral proceedings; written notices, pleadings and correspondence in relation to the arbitration; reports, summaries, witness statements, memorials, briefs and other documents prepared in respect of the arbitration; contemporaneous or historical documents exchanged or produced for the purposes of the arbitration; and the contents of any award or ruling made in respect of the arbitration. Notwithstanding the foregoing, a Party may disclose such Confidential Information in judicial proceedings to enforce an award or ruling and as permitted under this section 14.

14.4Inconsistency between Rules and Agreement

If there is a conflict between the provisions of this Agreement and the provisions of the Rules, then the provisions of this Agreement will prevail.

14.5Enforcement

The award rendered by an arbitral panel may be enforced by an order or judgment of any court having jurisdiction or an application may be made to such court for acceptance of the award and an order of enforcement, as the case may be.

14.6Performance of Obligations During Dispute

During the existence of any Dispute, the Parties must continue to perform all of their obligations under this Agreement which are not the subject of the Dispute without prejudice to their position in respect of such Dispute, unless the Parties otherwise agree.

15.NOTICE

15.1Notices

A notice, demand, consent or other communication required, given or made under this Agreement ("Notice") must be in writing, signed by the sender and either left at the delivery address or sent to the addressee by mail, email or facsimile. If it is sent by mail, it is taken to have been received five (5) Business Days after it is posted. If it is sent by facsimile, it is taken to have been received at the time shown in the transmission report as the time the facsimile was received. If it is sent by email it is taken to have been received only when acknowledged by an addressee. Each Party's delivery address, email address and facsimile number will be as specified in section 15.2 or as notified in writing from time to time.

15.2Address for Notice

(1)The BMET Parties' delivery address, facsimile number and electronic mail address are:

BeMetals Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention:John Wilton, President & CEO

Fax No.:(604) 609-6145

Email:jwilton@bemetalscorp.com

with a copy, which shall not constitute notice, to:

DuMoulin Black LLP
10th Floor, 595 Howe Street
Vancouver, British Columbia
Canada, V6C 2T5

Attention: Lucy Schilling

Fax No.: (604) 687-8772

Email:lschilling@dumoulinblack.com

and with a copy, which shall not constitute notice, to:

Dorsey & Whitney LLP
701 Fifth Avenue, Suite 6100
Seattle, Washington 98104
USA

Attention: Christopher Doerksen

Fax No.: (206) 260-9072

Email:doerksen.christopher@dorsey.com

(2)The THMG Parties' delivery address, facsimile number and electronic mail address are:

THUNDER MOUNTAIN GOLD, INC.
11770 President Dr., Ste. F,
Boise, ID 83713
USA

Attention:Eric Jones, President & CEO

Fax No.:(208) 322-5626

Email:ericjones@fiberpipe.net

with a copy, which shall not constitute notice, to:

McMillan LLP
1500 – 1055 West Georgia Street
Vancouver, British Columbia
Canada, V6E 4N7

Attention: Michael Taylor

Fax No.: (604) 685-7084

Email:michael.taylor@mcmillan.ca

16.GENERAL

16.1Relationship of Parties

The Parties agree and declare that this Agreement is not and must not be construed as constituting an association, corporation, mining partnership or any other kind of partnership and, except as expressly provided otherwise in this Agreement, nothing in this Agreement will be deemed to:

(1)constitute a Party a partner, agent or legal representative of any other Party for any purpose whatsoever; or

(2)create a fiduciary relationship between the Parties.

16.2No Holding Out

No Party may, except as expressly permitted by this Agreement, directly or indirectly use or permit the use of the name of any other Party for any purpose related to the Property or this Agreement.

16.3Other Activities and Interests

(1)The rights and obligations of the Parties under this Agreement are strictly limited to the subject matter hereof. Subject to any representations, warranties and covenants set forth herein, each Party may enter into, conduct and benefit from any business venture of any kind whatsoever, whether or not competitive with the activities undertaken under this Agreement, without disclosing those activities to the other Party or inviting or allowing the other Party to participate in that business venture.

(2)Except to the extent expressly provided otherwise in this Agreement and without limiting section 16.3(1), nothing in this Agreement will prevent or may be construed to prevent a Party from:

(a)acquiring any Mineral Right or interest in any Mineral Right outside of the Property; or

(b)using, for any reason not related to the Property, any geological, geophysical, geochemical, metallurgical or operational concept, model or principle of any kind,

and each Party will be free to so acquire and use with no obligation whatsoever to the other Parties.

16.4Recording of this Agreement

This Agreement, or a memorandum of this Agreement, will, upon the written request of a Party, be recorded in the office of any Governmental Authority identified in the written request of the requesting Party, in order to give notice to third persons of that Party's interests that arise under this Agreement. Each Party agrees with the requesting Party to execute those documents that may be necessary to perfect such recording.

16.5Entire Agreement

This Agreement:

(1)is the entire agreement and understanding between the Parties on everything connected with the subject matter of this Agreement; and

(2)supersedes any prior agreement or understanding on anything connected with that subject matter.

16.6Amendment and variation

This Agreement may not be amended, modified, varied or supplemented except in writing signed by the Parties.

16.7Consents or Approvals

Except where expressly specified otherwise in this Agreement, if the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a Party or is within the discretion of a Party, then the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the Party in its absolute discretion.

16.8Pre-Conditions

Where in this Agreement a pre-condition is prescribed in relation to any right or benefit that a Party might become entitled to enjoy, the Party will only be entitled to the right or benefit if the pre-condition is satisfied.

16.9Waiver

The Parties agree that:

(1)a Party's failure or delay to exercise a power or right does not operate as a waiver of that power or right;

(2)the exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right;

(3)a waiver is not effective unless it is in writing; and

(4)waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

16.10Costs and outlays

Each Party must pay its own costs and expenses connected with the preparation, negotiation and execution of this Agreement including all legal, accounting and brokers or finders fees and disbursements relating to this Agreement.

16.11Manner of Payment

Any payment to be made to a Party may be made by electronic funds transfer to that Party's bank as designated by that Party by notice from time to time. That bank will be deemed the agent of the designating Party for the purposes of receiving, collecting and receipting such payment.

16.12Further Assurances

Each Party must promptly at its own cost do all things (including executing and if necessary delivering all documents) reasonably necessary or desirable to give full effect to this Agreement and the transactions contemplated by it.

16.13Special Remedies

Each Party acknowledges and agrees that:

(a)any breach by it of section 9 or section 11 would constitute an injury and cause damage to the other Party which is impossible to measure monetarily;

(b)monetary damages alone would not be a sufficient remedy for a breach of section 9 or section 11;

(c)in addition to any other remedy which may be available in law or equity, a Party is entitled to interim, interlocutory and permanent injunctions or any of them to prevent breach of section 9 or section 11 and to compel specific performance of any one or more of those sections; and

(d)any Party intending to breach or which breaches section 9 or section 11 hereby waives any defence it may have at law, in equity or under statute to such injunctive or equitable relief.

16.14Survival

Sections 4.6, 4.9(2), 7.6, 11, 12, 13.2, 13.3, 13.4, 14 and 16 and all limitations of liability and rights accrued prior to completion, termination, or expiration of this Agreement will not merge on completion, termination, or expiration of this Agreement, but will continue in full force and effect after any termination or expiration of this Agreement as will any other provision of this Agreement which expressly or by implication from its nature is intended to survive the termination or expiration of this Agreement.

16.15Governing Law

(1)Except for matters of title to the Property or its assignment or transfer, which will be governed by the law of its situs, this Agreement is solely governed by the law in force in the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia without giving effect to the conflict of laws principles in the Province of British Columbia and without reference to the laws of any other jurisdiction.

(2)Subject to section 14, each Party:

(a)irrevocably and unconditionally submits to and accepts the exclusive jurisdiction of the courts exercising jurisdiction in the Province of British Columbia, and any court that may hear appeals from any of those courts, for any proceeding in connection with this Agreement, subject to the right to enforce a judgement obtained in any of those courts in any other jurisdiction; and

(b)irrevocably waives any objection to the venue of any legal process commenced in the courts of the Province of British Columbia on any basis including that the process has been brought in an inconvenient forum.

16.16Violation of Law of Another Jurisdiction

If this Agreement is intended to be performed in more than one jurisdiction, and its performance would be a violation of the applicable law of a jurisdiction where it is intended to be performed, then this Agreement is binding in those jurisdictions in which it is valid and the Parties will use their reasonable efforts to re-negotiate and amend this Agreement so that its performance does not involve a violation of the applicable law of the jurisdiction where its performance would be a violation.

16.17Anti-Corruption

(1)Each Party, including the Operator, represents, warrants and agrees that, in connection with this Agreement:

(a)neither it, nor any of its Affiliates nor its Personnel, directly or indirectly, has engaged (upon entering into this Agreement), or will engage, in the Bribery of a Government Official or any person;

(b)it (including its Affiliates and Personnel) will otherwise comply with any Anti-corruption Laws;

(c)except as disclosed to the other Party or in the public disclosure record of the relevant Party, neither it (including any of its Personnel) nor any other entity in which the Party has an ownership interest:

(i)is directly or indirectly owned or controlled, in whole or in part, by any Government Official unless the interest held is less than 5% of any securities of the Party that are publicly traded on a major stock exchange); and

(ii)has an officer, director, or employee who is, or currently expects to become, such a Government Official during the term of this Agreement;

(d)must notify the other Party promptly, and in any event not less than five (5) Business Days, upon becoming aware that any officer, director, employee or owner becomes, or expects to become, a Government Official in a position to take or influence official action for or against the Property or this Agreement; and

(e)it will notify each other Party promptly upon becoming aware of any actual or potential breach of section 16.17(1)(a), (b), (c) or (d) or 16.17(2)(a).

(2)Each Party, including the Operator, represents, warrants and agrees that, in connection with this Agreement, it will:

(a)keep and maintain accurate and reasonably detailed books and financial records of expenses and receipts in connection with its performance under, and payments made or received in connection with, this Agreement; and

(b)upon request, as soon as reasonably practicable but no later than seven (7) Business Days, provide any information and reasonable assistance to the other Party to audit any books and financial records to verify compliance with the representations, warranties and undertakings under this Agreement, and otherwise reasonably co-operate with any Party investigation of any related matters.

16.18Severability

(1)If anything in this Agreement is unenforceable, illegal or void then it is severed and the rest of this Agreement remains in force.

(2)Where a provision of this Agreement is prohibited or unenforceable, the Parties must negotiate in good faith to replace the invalid provision by a provision which is in accordance with the applicable Law and which must be as close as possible to the Parties' original intent and appropriate consequential amendments (if any) will be made to this Agreement.

16.19Successors and Assigns

This Agreement will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

16.20Counterparts

This Agreement may be executed in any number of counterparts. Each counterpart is an original, but the counterparts together are one and the same document. This Agreement is binding on the Parties on the exchange of counterparts. A copy of a counterpart sent by facsimile machine or by electronic mail:

(1)must be treated as an original counterpart;

(2)is sufficient evidence of the execution of the original; and

(3)may be produced in evidence for all purposes in place of the original.

16.21Execution – Authorized Officer to Sign

Each person signing this Agreement as an authorized officer of a Party hereby represents and warrants that he or she is duly authorized to sign this Agreement for that Party and that this Agreement will, upon having been so executed, be binding on that Party in accordance with its terms.

EXECUTED AS AN AGREEMENT

BEMETALS CORP.		BEMETALS USA CORP.
By:	/s/ John Wilton	By:	/s/ John Wilton
	Authorized Officer		Authorized Officer
	John Wilton		John Wilton
	Name		Name
	CEO		CEO
	Title		Title

THUNDER MOUNTAIN GOLD, INC.		THUNDER MOUNTAIN RESOURCES, INC.
By:	/s/ Eric T. Jones	By:	/s/ Eric T. Jones
	Authorized Officer		Authorized Officer
	Eric T. Jones		Eric T. Jones
	Name		Name
	President & CEO		President
	Title		Title

SOUTH MOUNTAIN MINES, INC.
By:	/s/ E. James Collord
Authorized Officer
E. James Collord
Name
President
Title

SCHEDULE 1 – PROPERTY DESCRIPTION

Description of the South Mountain Property

(Latitude 42° 44' 41.65" N, Longitude 116° 55' 13.48" W).

The Property consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims.

[Map on following page]

T8SR5W T7SR5W
33
142
State of Idaho
34
35
145
56
65
60
300
203
202
Spring
Springs
MOUNTAIN
BLM
4
3
2
Mine Shaft
Prospect
67
53
61
4WD
58
Prospect Adits
Mine Shaft
57
63
South Mountain
State of Idaho
144
Lequerica
Fee Land / Federal Minerals
8
54
15
300
9
10
11
12
13
14
16
62
Sonneman Mine
Golconda Mine
107
55
17
51
59
Laxey Mine
Lequerica
Fee Land w/Minerals
110
18
300
19
52
66
Texas Mine
64
20
21
9
10
3
South Mtn 3
2
Lookout Tower
101
Standard
103
Standard Mine
11
131
Herman Trust
Patented Claim
1
4
5
7
Lowry
Fee Land w/ Minerals
133
Lowry
Fee Land
w/ Minerals
134
Echeveria Fee Land
w/Minerals
141
Herman Trust
Fee Land w/Minerals
6
Lady Luck
102
16
201
Lowry
Fee Land
w/Minerals
15
Acree
132
Acree
Fee Land w/ Minerals
14

Reference Map: Detail Map extent and USGS 24k quad names

Jordan Valley
Stonehouse Creek
Flint
Cinnabar Mountain
Parsnip Peak
Williams Creek
Combination Ridge
Triangle Flat
Juniper Point
Cliffs
Indian Meadows
Wickiup Creek

1:6,000
1 inch = 500 feet
NAD83 Datum

Private land outlines from BLM Geographic Coordinate Database (GCDB) "Legal Area Description" layer.

Sections 33; T.7S. R.5W
Sections 3,4,9,10,11,14,15; T.8S.; R.5W.
Boise Meridian, Owyhee County, Idaho
Latitude: 42 44' 40" North
Longitude: 116 55' 16" West

Legend

- TMR Leased Private-Special
- TMR Private
- TMR Leased Private
- Private Other
- State
- TMR Unpatented
- BLM Withdrawn
- BLM

Thunder Mountain Resources
South Mountain Project

South Mountain Mines, Inc.

Land Status Map - Legend Explanation

Parcel Nos.	Acreage	Land Type	Explanation
51 – 67 (Red)	326	Patented mining claims owned by OGT and leased to SMMI	Subject to a 5% Net Returns royalty in favor of OGT, capped at $5M
1 – 21 (Blue)	290	Unpatented lode claims held by OGT (although TMRI is listed as claimant in BLM's records) and leased to SMMI	Subject to a 5% Net Returns royalty in favor of OGT, capped at $5M
133 (Pink)	376	Leased pursuant to an Exploration Lease dated October 24, 2008, between William A. Lowry and Nita Lowry, husband and wife, and TMRI (assigned to OGT; currently subleased from OGT to SMMI)

Exploration-only property; after discovery of a mineral resource, production under the lease will be subject to a 3% NSR in favor of Lowry, then subject to a 5% Net Returns royalty in favor of OGT, capped at $5M

132 (Pink)	113	Leased pursuant to a Mining Lease dated June 20, 2008, between Ronald E. Acree and TMRI (assigned to OGT; currently subleased from OGT to SMMI)	Subject to a 3% NSR in favor of Acree, then subject to a 5% Net Returns royalty in favor of OGT, capped at $5M
131, 141 (Pink)	56.378	Previously leased pursuant to a Mining Lease dated April 23, 2009, between The Roy E. Herman Trust and TMRI (assigned to OGT; if currently in effect, subleased from OGT to SMMI)	Lease in dispute

Note:  See Table 3 below for further details

Table 1 - Patented Claims Included in the South Mountain Project:

Name of Claim	BLM Mineral Survey	Patent No.	Survey Date	Ownership
Illinois	1446	32995	September 17, 1900	OGT (leased to SMMI)
Michigan	1446	32995	September 17, 1900	OGT (leased to SMMI)
New York	1446	32995	September 17, 1900	OGT (leased to SMMI)
Tennessee	1446	32995	September 17, 1900	OGT (leased to SMMI)
Oregon	1446	32995	September 17, 1900	OGT (leased to SMMI)
Massachusetts	1446	32995	September 17, 1900	OGT (leased to SMMI)
Washington	1446	32995	September 17, 1900	OGT (leased to SMMI)
Maine	1446	32995	September 17, 1900	OGT (leased to SMMI)
Idaho	1446	32995	September 17, 1900	OGT (leased to SMMI)
Vermont	1446	32995	September 17, 1900	OGT (leased to SMMI)
Texas	1447	32996	September 17, 1900	OGT (leased to SMMI)
Florida	1447	32996	September 17, 1900	OGT (leased to SMMI)
Alabama	1447	32996	September 17, 1900	OGT (leased to SMMI)
Virginia	1447	32996	September 17, 1900	OGT (leased to SMMI)
Mississippi	1447	32996	September 17, 1900	OGT (leased to SMMI)
Queen	3400	1237144	October 27, 1964	OGT (leased to SMMI)
Kentuck	3400	1237144	October 27, 1964	OGT (leased to SMMI)

Table 2 - Unpatented Claims Included in the South Mountain Project:

Claim Name	Owyhee County Instrument No.	BLM: IMC Serial No.	Ownership
SM-1	262582	192661	OGT* (leased to SMMI)
SM-2	262578	192662	OGT* (leased to SMMI)
SM-3	262581	192666	OGT* (leased to SMMI)
SM-4	262579	192665	OGT* (leased to SMMI)
SM-5	262580	192669	OGT* (leased to SMMI)
SM-6	262577	192664	OGT* (leased to SMMI)
SM-7	262576	192663	OGT* (leased to SMMI)

SM-8	262575	192670	OGT* (leased to SMMI)
SM-9	262574	192671	OGT* (leased to SMMI)
SM-10	262573	192668	OGT* (leased to SMMI)
SM-11	262572	192672	OGT* (leased to SMMI)
SM-12	262571	192667	OGT* (leased to SMMI)
SM-13	262570	192673	OGT* (leased to SMMI)
SM-14	262569	192674	OGT* (leased to SMMI)
SM-15	266241	196559	OGT* (leased to SMMI)
SM-16	266242	196560	OGT* (leased to SMMI)
SM-17	266243	196561	OGT* (leased to SMMI)
SM-18	266244	196562	OGT* (leased to SMMI)
SM-19	266245	196563	OGT* (leased to SMMI)
SM-20	266246	196564	OGT* (leased to SMMI)
SM-21	266247	196565	OGT* (leased to SMMI)

*The BLM serial register pages for the unpatented claims list TMRI as the current claimant, but the unpatented claims were deeded from TMRI to OGT pursuant to a Quitclaim Deed dated October 31, 2013, recorded in Owyhee County, Idaho on October 31, 2013, as Instrument No. 282464.

Table 3 -  Private Land Leases and Claims at the South Mountain Project

Owner	Agreement Date	Rent Amount	Acres	Current Status and Annual Lease Payments
William A. Lowry and Nita Lowry, husband and wife	Effective October 24, 2008	$30/acre	376	$11,280 rent per year Current extension term expires October 24, 2025 Currently up for extension, with verbal agreement to do so.
Ronald E. Acree	Effective June 20, 2008	$30/acre until 17th anniversary of Effective Date	113	$3,390 rent per year until 17th anniversary of Effective Date, when payment of rent ceases and payment of advance minimum royalties commences 3% NSR
Herman	Effective April 23, 2009	$30/acre until 17th anniversary of Effective Date	56.378	In Dispute
Lequerica Brothers	In Discussion		1,000 +	Similar Rate as above; No payments first year

Table 4 - Mill Site Property:   360 Acres +/- ;  Purchased from Morgan Properties, L.P. in 2013, described as follows:

Township 7 South, Range 5 West, Boise Meridian, Owyhee County, Idaho

Section 14:  Southwest Quarter of the Northeast Quarter, Southeast Quarter

Section 23:  Northeast Quarter

Together with an easement across certain property owned by Morgan Properties, L.P., described as follows:

Township 7 South, Range 5 West, Boise Meridian, Owyhee County, Idaho

Section 23:  South Half of the Northwest Quarter, South Half

Section 26:  Northeast Quarter of the Northwest Quarter, Northwest Quarter of the Northeast Quarter

Which easement from Morgan Properties, L.P. includes a road and utility right-of-way more particularly described below:

Road & Utility Right-of-Way
(Continued)

Thence a bearing of N 61°07'04" E, a distance of 318.43 feet, to a point;

Thence 118.63 feet on the arc of a curve to the right, said curve having a radius of 200.00 feet, a delta angle of 33°59'11", and a long chord which bears N 68°06'39" E, a distance of 116.90 feet, to a point;

Thence a bearing of N 85°06'15" E, a distance of 2.10 feet, to a point;

Thence 111.09 feet on the arc of a curve to the left, said curve having a radius of 200.00 feet, a delta angle of 31°49'34", and a long chord which bears N 69°11'28" E, a distance of 109.67 feet, to a point;

Thence a bearing of N 53°16'41" E, a distance of 42.62 feet, to a point;

Thence 95.62 feet on the arc of a curve to the right, said curve having a radius of 100.00 feet, a delta angle of 54°43'49", and a long chord which bears N 80°38'36" E, a distance of 91.93 feet, to a point;

Thence a bearing of S 71°59'30" E, a distance of 23.77 feet, to a point;

Thence 96.54 feet on the arc of a curve to the left, said curve having a radius of 50.00 feet, a delta angle of 110°37'32", and a long chord which bears N 52°41'44" E, a distance of 82.23 feet, to a point;

Thence a bearing of N 02°37'02" W, a distance of 11.80 feet, to a point;

Thence 105.14 feet on the arc of a curve to the right, said curve having a radius of 80.00 feet, a delta angle of 75°17'59", and a long chord which bears N 35°01'58" E, a distance of 97.73 feet, to a point on the east boundary of said W1/2 of Section 23, said point being the POINT OF ENDING of said right-of-way, from which an aluminum cap monument marking the N1/4 corner of said Section 23 bears N 00°38'52" E, a distance of 1,628.89 feet.

The sidelines of said right-of-way shall be prolonged, continued or shortened to conform to existing rights-of-way, easements or property lines of record and/or use.

SCHEDULE 2 – MATERIAL AGREEMENTS

Name	Notes/Status
Mining Lease dated June 20, 2008, between Ronald E. Acree and THMR

Lessee interest assigned to OGT November 8, 2013.  Subleased to SMMI November 4, 2016.

Rent payments due on each anniversary of the Effective Date (June 20, 2008).  Current annual rent amount of $3,390. The lease will continue in effect until June 20, 2025, and for so long as permitting, development, mining and processing activities are undertaken on the lease or surrounding lands. Subject to 3% NSR in favor of Acree and a 5% Net Returns royalty capped at $5M in favor of OGT.

Exploration Lease dated October 24, 2008, between William A. Lowry and Nita Lowry, husband and wife, and TMRI

Lessee interest assigned to OGT November 8, 2013.  Subleased to SMMI November 4, 2016.

Rent payments due on each anniversary of the Effective Date (October 24th, 2008). Current annual rent amount of $11,280.  Expires October 24, 2025. Currently in discussions for extension. If minerals are discovered pursuant to the lease, sales of the minerals under any agreement subsequently entered into by TMRI or its successors will be subject to a 3% NSR in favor of the Lowrys and a Net Returns royalty capped at $5M in favor of OGT.

Mining Lease dated April 23, 2009, between The Roy E. Herman Trust and THMR (assigned to OGT; if currently in effect, subleased from OGT to SMMI)

Lessee interest assigned to OGT November 8, 2013.  Subleased to SMMI November 4, 2016.

The Lease payment on March 31, 2018, was returned by the lessor agent along with a "Lease Termination Agreement".  TMRI, THMR, and SMMI represent the lease was not terminated according to the Lease Agreement. The Lessor believes the lease is terminated. TMRI's counsel is in contact with the Lessor's agent to try and understand their issue.

Settlement Agreement and Release dated November 3, 2016, among SMMI, THMR, TMRI, and ISGC II	Agreement in good standing
Mining Lease with Option to Purchase dated November 3, 2016, between OGT and SMMI

Term of 10 years; annual minimum royalty payment of $5,000 per year for 10 years; 5% Net Returns royalty, capped at $5M; option to purchase leased properties for $5M, offset by royalty and advance minimum royalty payments.

OGT Amended and Restated Operating Agreement dated effective November 3, 2016, between ISGC II and SMMI	Agreement in good standing
South Mountain Mining Deed, dated August 31, 1990, and recorded in Owyhee County at Instrument No. 212692	N/A

South Mountain Property Agreement of August 31, 1990, by and among (i) SMMI, (ii) Harry J Sykes, (iii) Wilmington Trust Company, Roger Milliken, Roger K. Smith & Ora K Smith as Ca-Trustees

under Agreement dated 7/26/1984 with Ora K Smith for the benefit of Ora K. Smith and (iv) Wilmington Trust Company as Custodian under Agreement Dated

12/06/1983 with Roger Milliken, Gerrish H Milliken, Jr. & Roger Milliken, Jr as Co-Trustees

under Agreement dated 9/23/1983 with Roger Milliken for the benefit of Roger Milliken

N/A
Other Agreements and Status
Williams Creek Easements / ROWs

Refers to discussions with private land owners along the 4 mile stretch of Williams

Creek to the mine for expanding the road width through easements/right of ways with

the land owners. STATUS:   Discussions are on-going.

Morgan Ranch Agreement

Land Purchase in 2013 included an Option to Morgan for re-purchase when

SMMI/OGT has completed the project or when the mill site is no longer needed pursuant to real estate purchase and sale agreement dated May 16, 2013. STATUS:

Good Standing.

Right of First Refusal dated July 11, 2013 granted to OGT by Morgan Properties L.P.

on the Mill Site property (recorded July 11, 2013 – instrument #281424).  Other easements and grazing allowances are also defined in the purchase documents with the same date, including (i) grazing lease between OGT and Morgan Properties dated

July 11, 2013 (recorded July 11, 2013 – instrument #281423), (ii) easement agreement between OGT and Morgan Properties dated July 11, 2013 (recorded July

11, 2013 – Instrument #281422).

Subordination Agreement - Right of First Refusal, by Morgan Properties, L.P., and

OGT LLC, recorded July 11, 2013, Instrument No. 281424, records of Owyhee

County, Idaho, including associated Morgan Properties L.P. –– Owyhee County Inst.

No. 298628.

Warranty deed executed by Morgan Properties in favour of OGT on July 11, 2013

(recorded July 11, 2013 – instrument #281421)

Addendum No. 1 dated May 1, 2013 to the purchase agreement between OGT and

Morgan Properties providing a right to purchase in favour of Morgan Properties at the end of the project after completion of reclamation for $1 per acre.

Addendum No. 2 dated May 6, 2013 to the purchase agreement between OGT and

Morgan Properties providing for right of first refusal in favour of Morgan Properties to use excess water OGT may have from mine or the industrial well on the mill site.

Memorandum of Decision, dated October 23, 2013 issued by the Owyhee County Planning and Zoning Commission regarding No. Z13-13, Conditional Use Permit Application for the South Mountain Mill	This agreement is with Owyhee County, and is current through August 2019, when it can be extended again. STATUS: Good Standing
Memorandum of Decision, dated October 23, 2013 issued by the Owyhee County Planning and Zoning Commission regarding No. Z13-12, Conditional Use Permit Application for the South Mountain Mine	This agreement is with Owyhee County, and is current through August 2019, when it can be extended again. STATUS: Good Standing
Lequerica Lease and Access Agreement	In Discussion

SCHEDULE 3 – FORM OF SMMI/BMET USA MANAGEMENT CONTRACT

SOUTH MOUNTAIN MINES, INC. 11770 W. President Dr., Ste. F Telephone: (208) 658-1037 Boise, Idaho 83713

, 2019 [NTD: date of execution to be inserted in conjunction with deliver of Title and Corporate Opinions or Tranche 2 Completion, whichever is earlier, in accordance with terms of Option Agreement]

BeMetals USA Corp.
Suite 3123 – 595 Burrard Street
Vancouver, British Columbia
Canada, V7X 1J1

Attention: Derek Iwanaka, President

Dear Mr. Wilton,

Re:Management Services Agreement between BeMetals USA Corp. ("BMET USA") and South Mountain Mines Inc. ("SMMI") (the "Management Services Agreement")

Reference is made to the option agreement dated February 27, 2019 (the "Option Agreement") between BeMetals Corp. ("BMET"), Thunder Mountain Gold, Inc. ("THMG"), BMET USA, Thunder Mountain Resources, Inc. and SMMI.  Capitalized terms used but not otherwise defined herein shall have the same meanings given to them in the Option Agreement.

This Management Services Agreement is entered into by BMET USA and SMMI further to and as contemplated in the Option Agreement.  Under this Management Services Agreement, SMMI will provide the management services described below to BMET USA in respect of the South Mountain Property as described in Schedule 1 to the Option Agreement (the "Project") on the following terms and conditions:

1.Term of Management Services Agreement

The term of this Management Services Agreement will commence on the date of execution and will terminate automatically upon the first to occur of:

(i)the second anniversary of the date of this Agreement;

(ii)at any time upon the written agreement of SMMI and BMET USA; and

(iii)the date, if any, that the Option Agreement is terminated in accordance with its terms, other than in the event that BMET completes the exercise of the Option (as defined in the Option Agreement).

In the event that BMET USA completes the exercise of the Option (as defined in the Option Agreement) in accordance with the Option Agreement, this Management Services Agreement may be terminated at the election of BMET USA at any time after Completion by giving 30 days' notice of same.

2.Management Services

(a)During the term of this Management Services Agreement, SMMI will provide management services to BMET USA to enable the BMET Parties to perform exploration and development work in respect of the Property in the manner contemplated in the Option Agreement (the "Management Services") including, but not limited to:

(i)assisting BMET USA personnel and the Technical Committee in running the Operations in accordance with the terms of the Option Agreement;

(ii)ensuring provision of all necessary Exploration Data and access to the Technical Committee, the PEA Author and any additional subcontractors and/or co-authors in a timely manner with a view to completion of the PEA as soon as practicable;

(iii)facilitating necessary access to data and SMMI personnel to accommodate the foregoing; and

(iv)such additional services relating to the Project as the Technical Committee may reasonably request consistent with the scope and intent of the Option Agreement.

Services performed and expenses incurred by SMMI are at the direction of the Technical Committee’s review and consent.

(b)SMMI represents and warrants that it has entered into a management services agreement with THMG (the "SMMI/THMG Management Services Agreement") pursuant to which the services of each of the following employees of THMG (the "THMG Employees") will be made available to SMMI in order to enable SMMI to provide the Management Services to BMET: (i) Eric Jones, (ii) Larry Thackery, and (iii) Jim Collord.  SMMI further agrees that it will comply with its obligations under the SMMI/THMG Management Services Agreement in order to ensure the continued availability of the THMG Employees to enable SMMI to provide the Management Services.  SMMI will further direct the THMG Employees within the scope of the SMMI/THMG Management Services Agreement to provide services to SMMI to enable SMMI to provide the Management Services to BMET.

(c)SMMI will engage the THMG Employees for projects as instructed by the Chair of the Technical Committee.

3.Payment

In consideration for SMMI providing the Management Services, BMET USA will pay to SMMI the sum of US$25,000 per month without set-off or deduction (the "Monthly Management Services Fee"), provided that, in the event that (i) a THMG Employee resigns, is terminated or is otherwise not available to perform the Management Services and (ii) THMG is unable to provide a replacement employee acceptable to BMET, the Monthly Management Service Fee shall be automatically adjusted proportionally (based on the proportion of such  departing THMG Employee’s employment salary compensation in relation to the aggregate of all THMG Employees’ salary compensation, as advised by THMG) to reflect that the THMG Employee is no longer providing services to SMMI.

4.Insurance

(a)SMMI agrees that while this Agreement remains in force, to take out and maintain with a reputable insurance company or companies, the following insurance (the "SMMI Insurance"), unless otherwise directed by the Technical Committee:

(i)automobile liability insurance covering all motor vehicles, owned or non-owned, operated and/or licensed by the operator, with bodily injury, death and property damage limit of not less than US$300,000 inclusive, per occurrence; and

(ii)comprehensive general liability insurance with bodily injury, death and property damage limit of not less than US$1,000,000, inclusive, per occurrence; and, without restricting the generality of the forgoing provisions of this sub-clause, such coverage shall include contractual liability and tortious liability. The aggregate amount being US$2,000,000.

(b)SMMI shall add the THMG Employees including third parties as additional insured on the automobile and comprehensive general liability insurance policies as set out above in items 4(a)(i) and (ii).

(c)SMMI shall deliver to the BMET Parties a duplicate original or certified or photostatic copy or copies of the policy or policies of insurance evidencing compliance with the provisions contained in this clause, to be retained in SMMI’s custody during the continuance of this Agreement.

5.Indemnity

SMMI shall indemnify and save harmless the BMET Parties against all actions proceedings, claims and demands for personal injury or property damage taken or made against the BMET Parties or its property by any Governmental Authority or any person, firm or corporation other than the BMET Parties arising out of any negligent act or omission of SMMI, its agents or employees in any way connected with any work done or to be done by SMMI under the terms of this Agreement.

BMET USA shall indemnify and save harmless SMMI against all actions proceedings, claims and demands for personal injury or property damage taken or made against SMMI or its consultants or its property by any Governmental Authority or any person, firm or corporation other than SMMI out of any negligent act or omission of BMET USA, its agents or employees in any way connected with any work done or to be done by BMET USA in connection with this Agreement.

6.Expenses

(a)During the term of this Agreement, BMET USA shall reimburse SMMI for all reasonable and proper expenses incurred in providing the Management Services, provided that such expenses were directed and/or approved by the Technical Committee prior to being incurred and SMMI submits to BMET USA a written statement of expenses incurred together with copies of all receipts and backup information.  Such expenses will include the cost of obtaining the insurance required to be obtained by SMMI under this Agreement.

(b)Wherever practicable BMET USA shall review, approve and reimburse SMMI for the said expenses within thirty (30) days from the date on which the written statement of expenses, receipts and backup is submitted.

7.Obligations of SMMI and the THMG Employees

SMMI warrants and agrees that SMMI and the THMG Employees will act in a professional and honest manner during the time of this Agreement to fulfilling faithfully and diligently the Management Services hereunder in accordance with all reasonable directions given to SMMI by BMET USA.

8.Guarantee

By execution of this Agreement below, BMET agrees to guarantee to SMMI the due and punctual performance by BMET USA of each covenant and obligation to be observed and performed by BMET USA under this Agreement.

9.Confidentiality

Each party will abide by the agreements with respect to confidentiality as set forth in the Option Agreement.

10.Entire Agreement

This Agreement, together with the Option Agreement, constitutes the entire agreement between the parties and supersedes all previous agreements and understandings in any way relating to the subject matter hereof.  It is expressly understood and agreed that no representations, inducements, promises or agreements oral or otherwise between the parties not embodied herein shall be of any force or effect.

11.Agreement Binding

Subject to the restrictions on assignment herein contained, this Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and assigns.

12.Assignment

Other than as expressly contemplated by this Agreement, this Agreement shall not be assignable by either party.

13.Notice

All notices, requests, or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by email or by registered mail, postage pre-paid, addressed as follows:

South Mountain Mines, Inc.

11770 President Dr., Ste. F,

Boise, ID 83713

USA

Attention:James Collord, President

Fax No.:(208) 322-5626

Email:jim@thundermountaingold.com

and:

BeMetals USA Corp. and BeMetals Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention:Derek Iwanaka, President of BMET USA

John Wilton, CEO of BMET

Fax No.:(604) 609-6145

Email:diwanaka@bemetalscorp.com

jwilton@bemetalscorp.com

Such notices shall be deemed to have been given and received if delivered, on the day of delivery or if sent by email or facsimile, on the business day following the date it was so sent.

14.Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Idaho, USA and any proceeding relating to or arising as a consequence of this Agreement will be commenced or maintained only in the courts of the State of Idaho, USA.

Yours truly,

SOUTH MOUNTAIN MINES, INC.

Per:____________________________

James Collord, President

BeMetals USA Corp. agrees to and accepts the terms and conditions to this Management Services Contract on this _____ day of , 2019.

BEMETALS USA CORP.

Per:____________________________

Derek Iwanaka, President

BeMatals Corp. hereby agrees to guarantee the performance by BMET USA of its obligations hereunder pursuant to section 8 of this Management Services Contract.

BEMETALS CORP.

Per:____________________________

John Wilton, CEO

SCHEDULE 4 – FORM OF SMMI/THMG MANAGEMENT CONTRACT

SOUTH MOUNTAIN MINES, INC. 11770 W. President Dr., Ste. F Telephone: (208) 658-1037 Boise, Idaho 83713

, 2019 [NTD: date of execution to be inserted in conjunction with delivery of Title and Corporate Opinions or Tranche 2 Completion, whichever is earlier, in accordance with terms of Option Agreement]

Thunder Mountain Gold Corp, Inc.

11770 W. President Dr., Ste. F

Boise, Idaho

USA 83713

Attention: Eric Jones, President & CEO

Dear Mr. Jones,

Re:Management Services Agreement between Thunder Mountain Gold, Inc. ("THMG") and South Mountain Mines, Inc. ("SMMI") (the "Management Services Agreement")

Reference is made to the option agreement dated February 27, 2019 (the "Option Agreement") between BeMetals Corp. ("BMET"), BeMetals USA Corp ("BMET USA"), THMG, Thunder Mountain Resources, Inc. and SMMI.  Capitalized terms used but not otherwise defined herein shall have the same meanings given to them in the Option Agreement.

This Management Services Agreement is entered into by THMG and SMMI further to and as contemplated in the Option Agreement.  Under this Management Services Agreement, THMG will provide the management services described below to SMMI in respect of the South Mountain Property, as described in Schedule 1 to the Option Agreement (the "Project"), in order to enable SMMI to provide management services to BMET USA further to the management services agreement entered into between SMMI and BMET USA concurrently with this Management Services Agreement (the "SMMI/BMET Management Services Agreement") on the following terms and conditions:

1.Term of Management Services Agreement

The term of this Management Services Agreement will commence on the date of execution and, subject to extension as provided below, will terminate automatically upon the first to occur of:

(i)the second anniversary of the date of this Agreement;

(ii)at any time after the termination of the SMMI/BMET Management Services Agreement upon the written agreement of SMMI and THMG; and

(iii)the date, if any, that the Option Agreement is terminated in accordance with its terms, other than in the event that BMET completes the exercise of the Option (as defined in the Option Agreement).

In the event that BMET USA completes the exercise of the Option (as defined in the Option Agreement) in accordance with the Option Agreement, the term of this Agreement will be extended until the third anniversary of the date of execution of this Agreement (the "Extended Term").  During this Extended Term, this Management Services Agreement may be terminated at the election of SMMI at any time after Completion by giving 30 days' notice of same, provided that SMMI has concurrently paid to THMG an amount equal to (i) all accrued but unpaid Monthly Management Services Fee to the date this Management Services Agreement would otherwise have been terminated, and (ii) an amount equal to the Monthly Management Services Fee that would otherwise be payable by SMMI to THMG from such date to the three year anniversary of the date of this Agreement.  During any Extended Term, the Management Services will be adjusted as contemplated in section 2(a) below to reflect SMMI as a wholly owned subsidiary of BMET USA.

2.Management Services

(a)During the term of this Management Services Agreement, THMG will provide management services to SMMI to enable the SMMI to perform its obligations under the SMMI/BMET Management Services Agreement. The management services to be provided to SMMI will include the services required to enable the BMET Parties to perform exploration and development work in respect of the Property in the manner contemplated in the Option Agreement (the "Management Services") including, but not limited to:

prior to Completion (as defined in the Option Agreement):

(i)assisting BMET USA personnel and the Technical Committee in running the Operations in accordance with the terms of the Option Agreement;

(ii)ensuring provision of all necessary Exploration Data and access to the Technical Committee, the PEA Author and any additional subcontractors and/or co-authors in a timely manner with a view to completion of the PEA as soon as practicable;

(iii)facilitating necessary access to data and SMMI personnel to accommodate the foregoing; and

(iv)such additional services relating to the Project as the Technical Committee may reasonably request consistent with the scope and intent of the Option Agreement; and

following Completion (i.e. during the Extended Term):

(v)assisting BMET USA and SMMI personnel as may be necessary or helpful in transitioning ownership of the Project to BMET USA and advancing the Project towards development and/or production;

(vi)facilitating necessary access to data and THMG personnel to accommodate the foregoing; and

(vii)such additional services relating to the Project as SMMI may reasonably request.

THMG acknowledges and agrees that the Management Services to be provided and expenses incurred by SMMI will be at the direction of the Technical Committee’s review and consent in accordance with the SMMI/BMET Management Services Agreement.

(b)THMG will provide the following employees of THMG (the "THMG Employees") will be made available to SMMI in order to enable SMMI to provide the Management Services to BMET: (i) Eric Jones, (ii) Larry Thackery, and (iii) Jim Collord.  THMG will be responsible for the payment of all salary, benefits and other compensation payable to the THMG Employees.  In the event a THMG Employee resigns, is terminated or is otherwise not available to perform the Management Services during the term of this Agreement, SMMI and THMG will attempt to find a replacement employee acceptable to BMET. In the event that an acceptable replacement employee is not found, the Monthly Management Services Fee shall be adjusted in accordance with section 3 below.

(c)SMMI agrees that it will comply with its obligations under the SMMI/ BMET Management Services Agreement

(d)THMG acknowledges and agrees that (i) SMMI will further direct the THMG Employees within the scope of the SMMI/BMET Management Services Agreement to enable SMMI to provide the Management Services to BMET, and (ii) SMMI will engage the THMG Employees for projects as instructed by the Chair of the Technical Committee.

3.Payment

In consideration for SMMI providing the Management Services, SMMI will pay to THMG the sum of US$25,000 per month without set-off or deduction (the "Monthly Management Services Fee"), provided that, in the event that (i) a THMG Employee resigns, is resigns, is terminated or is otherwise not available to perform the Management Services during the term of this Agreement and (ii) THMG is unable to provide a replacement employee acceptable to BMET, the Monthly Management Services Fee shall be automatically adjusted proportionally (based on the proportion of such  departing THMG Employee’s employment salary compensation in relation to the aggregate of all THMG Employees’ salary compensation, as advised by THMG) to reflect that the THMG Employee is no longer providing services to SMMI.

4.Insurance

(a)SMMI agrees that while this Agreement remains in force, to take out and maintain with a reputable insurance company or companies, the following insurance (the "SMMI Insurance"), unless otherwise directed by the Technical Committee:

(i)automobile liability insurance covering all motor vehicles, owned or non-owned, operated and/or licensed by the operator, with bodily injury, death and property damage limit of not less than US$300,000 inclusive, per occurrence; and

(ii)comprehensive general liability insurance with bodily injury, death and property damage limit of not less than US$1,000,000, inclusive, per occurrence; and, without restricting the generality of the forgoing provisions of this sub-clause, such coverage shall include contractual liability and tortious liability. The aggregate amount being US$2,000,000.

(b)SMMI shall add the THMG Employees including third parties as additional insured on the automobile and comprehensive general liability insurance policies as set out above in sections 4(a)(i) and (ii).

(c)SMMI shall deliver to THMG a duplicate original or certified or photostatic copy or copies of the policy or policies of insurance evidencing compliance with the provisions contained in this clause, to be retained in SMMI’s custody during the continuance of this Agreement.

5.Indemnity

SMMI shall indemnify and save harmless the THMG against all actions proceedings, claims and demands for personal injury or property damage taken or made against THMG or its property by any Governmental Authority or any person, firm or corporation other than THMG arising out of any negligent act or omission of SMMI, its agents or employees in any way connected with any work done or to be done by THMG under the terms of this Agreement.

THMG shall indemnify and save harmless SMMI against all actions proceedings, claims and demands for personal injury or property damage taken or made against SMMI or its consultants or its property by any Governmental Authority or any person, firm or corporation other than SMMI arising out of any negligent act or omission of THMG, its agents or employees in any way connected with any work done or to be done by THMG in connection with this Agreement.

6.Expenses

(a)During the term of this Agreement, SMMI shall reimburse THMG for all reasonable and proper expenses incurred in providing the Management Services, provided that such expenses were directed and/or approved by the Technical Committee prior to being incurred and THMG submits to SMMI a written statement of expenses incurred together with copies of all receipts and backup information.

(b)Wherever practicable SMMI shall review, approve and reimburse THMG for the said expenses within thirty (30) days from the date on which the written statement of expenses, receipts and backup is submitted.

7.Obligations of THMG and the THMG Employees

THMG warrants and agrees that THMG and the THMG Employees will act in a professional and honest manner during the time of this Agreement to fulfilling faithfully and diligently the Management Services hereunder in accordance with all reasonable directions given to THMG by SMMI and the Technical Committee.

8.Confidentiality

Each party will abide by the agreements with respect to confidentiality as set forth in the Option Agreement.

9.Entire Agreement

This Agreement, together with the Option Agreement, constitutes the entire agreement between the parties and supersedes all previous agreements and understandings in any way relating to the subject matter hereof.  It is expressly understood and agreed that no representations, inducements, promises or agreements oral or otherwise between the parties not embodied herein shall be of any force or effect.

10.Agreement Binding

Subject to the restrictions on assignment herein contained, this Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and assigns.

11.Assignment

Other than as expressly contemplated by this Agreement, this Agreement shall not be assignable by either party.

12.Notice

All notices, requests, or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by email or by registered mail, postage pre-paid, addressed as follows:

South Mountain Mines, Inc.
11770 President Dr., Ste. F,
Boise, ID 83713
USA

Attention:James Collord, President

Fax No.:(208) 322-5626

Email:jim@thundermountaingold.com

and:

Thunder Mountain Gold Mines, Inc.
11770 President Dr., Ste. F,
Boise, ID 83713
USA

Attention:Eric Jones, President

Fax No.:(208) 658-1037

Email:eric@thundermountaingold.com

Such notices shall be deemed to have been given and received if delivered, on the day of delivery or if sent by email or facsimile, on the business day following the date it was so sent.

13.Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Idaho, USA and any proceeding relating to or arising as a consequence of this Agreement will be commenced or maintained only in the courts of the State of Idaho, USA.

Yours truly,

SOUTH MOUNTAIN MINES, INC.

Per:____________________________

James Collord, President

Thunder Mountain Gold, Inc.. agrees to and accepts the terms and conditions to this Management Services Contract on this _____ day of , 2019.

THUNDER MOUNTAIN GOLD, INC.

Per:____________________________

Eric Jones, President & CEO

SCHEDULE 5 – FORM OF THMG EQUITY PLACEMENT SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR SAFE HARBOUR FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made this day of , 2019

BETWEEN:

THUNDER MOUNTAIN GOLD, INC. of Suite F – 11770 W. President Drive, Boise Idaho, USA, 83713, a company existing under the laws of Nevada

(the “Corporation”)

– and –

BEMETALS CORP. of Suite 3123 – 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1J1, a company existing under the laws of British Columbia

(the “Investor”)

WHEREAS:

A.The Corporation, the Investor, BMET USA, TMRI and SMMI have entered into the Option Agreement.

B.As contemplated under the Option Agreement, the Corporation and the Investor are entering into this Subscription Agreement as the THMG Equity Placement Subscription Agreement under the Option Agreement.

THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties covenant and agree as follows:

1INTERPRETATION

1.1Defined Terms.

For the purpose of this agreement (the “Agreement”), the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a)“Affiliate” has the meaning ascribed thereto in the British Columbia Business Corporations Act;

(b)“Applicable Securities Laws” means all the securities rules, laws, regulations and policies applying to a Party, including the U.S. Securities Act and all of the rules and policies of the TSXV and any other stock exchange that such Party's shares are listed on;

(c)“Closing” means the completion of the Transaction contemplated on the Transaction Closing Date;

(d)“Common Shares” means shares in the common stock of the Corporation, par value $0.001 per share;

(e)“Corporation Disclosure Letter” means the disclosure letter executed by the Corporation and delivered to the Investor concurrently with the execution of the Option Agreement;

(f)“distribution” means distribution for the purposes of Applicable Securities Laws or any of them;

(g)“Option Agreement” means the option agreement dated the 27th day of February, 2019 among the Corporation, the Investor, BMET USA, TMRI and SMMI;

(h)“Parties” means the parties to this Agreement and “Party” means one of them;

(i)“person” has the meaning ascribed thereto in the Securities Act;

(j)“Personal Information” has the meaning ascribed thereto in Section 5.3;

(k)“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(l)“Reporting Jurisdictions” means British Columbia and Alberta;

(m)“Rule 144” means Rule 144 under the U.S. Securities Act;

(n)“SEC” means the United States Securities and Exchange Commission;

(o)“Securities Act” means the Securities Act (British Columbia), as amended;

(p)“Securities Commissions” means the applicable securities commission or regulatory authority in each of the Reporting Jurisdictions;

(q)“Subscription Amount” has the meaning given to that term in Section 2.2;

(r)“Subscription Price” has the meaning given to that term in Section 2.1;

(s)“THMG Equity Placement Shares” has the meaning set out in Section 2.1;

(t)“Time of Closing” means the time of Closing on the Transaction Closing Date;

(u)“Transaction” means the purchase and sale of the THMG Equity Placement Shares as contemplated in Section 2.1;

(v)“Transaction Closing Date” has the meaning given to that term in Section 2.3

(w)“TSXV” means the TSXV Venture Exchange; and

(x)"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(y)"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

In addition, capitalized terms that are used herein but not defined herein will have the meanings set forth in the Option Agreement.

1.2Currency.

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in United States dollars.

1.3Sections and Headings.

The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section refers to the specified Section of this Agreement.

1.4Including.

Where the word “including” or “includes” is used in this Agreement, it means “including (or includes) without limitation”.

1.5Number, Gender and Persons.

In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

1.6Entire Agreement.

This Agreement, together with the Option Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided in this Agreement and the Option Agreement.

1.7Applicable Law.

This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and each of the Parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

2SUBSCRIPTION

2.1Issue and Sale of THMG Equity Placement Shares.

Subject to the terms and conditions hereof, the Corporation covenants and agrees to issue and sell to the Investor, and the Investor subscribes for and agrees to purchase from the Corporation on a private placement basis (the “Offering”) on the Transaction Closing Date an aggregate of 2,500,000 Common Shares of the Corporation (the “THMG Equity Placement Shares”) at a purchase price of US$0.10 per Common Share (the “Subscription Price”).  The Investor may assign its rights to an Affiliate of the Investor who will be the ultimate purchaser of the THMG Equity Placement Shares provided that the Investor will continue to be bound by the obligations set forth in this Agreement, and subject to the Affiliate delivering its written agreement to be bound by the terms of this Agreement in such form as reasonably acceptable to the Corporation.

2.2Payment.

The aggregate purchase price for all of the THMG Equity Placement Shares (the “Subscription Amount”) shall be equal to (i) the number of THMG Equity Placement Shares, multiplied by (ii) the Subscription Price. The Subscription Amount shall be payable by wire transfer in immediately available funds to the Corporation (as per the written direction of the Corporation) upon Closing.

2.3Transaction Closing Date.

The “Transaction Closing Date” will be the Tranche 2 Completion Date, as determined in accordance with the Option Agreement.

3REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

Except as disclosed or included in the Corporation Disclosure Letter, the Corporation represents and warrants to the Investor as set out below and acknowledges that the Investor is relying on such representations, warranties, covenants and agreements in connection with the purchase of the THMG Equity Placement Shares.

3.1Legal Capacity.

The Corporation has all requisite corporate power and capacity to enter into and deliver this Agreement and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof.

3.2Authorization.

The Corporation has taken all necessary corporate action to authorize the execution and delivery of, and performance of its obligations under, this Agreement and to observe and perform its obligations under this Agreement in accordance with the provisions hereof and thereof including, without limitation, the issue of the THMG Equity Placement Shares.

3.3Validity and Enforceability.

This Agreement has been duly authorized, executed and delivered by the Corporation and constitutes or will constitute, respectively, a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms (except in any case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by equitable principles).

3.4Consents, Approvals and Conflicts.

The execution and delivery of this Agreement by the Investor and the consummation of the transactions provided for herein, including the issuance and sale of the THMG Equity Placement Shares, will not result in the violation of, or constitute a default under or conflict with or cause the acceleration of any obligation of the Investor under:

(a)any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of the Corporation, as applicable;

(b)any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Investor; or

(c)any applicable law, statute, ordinance, regulation or rule to which the Corporation is subject.

3.5Representations and Warranties under Option Agreement.

Each of the representations and warranties of the Corporation and each other THMG Party set forth in the Option Agreement is true and correct as of the date of this Agreement other than the to the extent that such representations and warranties may have been impacted by the performance by the Corporation of its obligations under this Agreement and each of the Corporation and each other THMG Party has complied with its obligations under the Option Agreement.

3.6TSXV Approval.

The issuance of the THMG Equity Placement Shares has been approved by the TSXV, subject only to standard post-closing conditions required by the TSXV and specified in the TSXV’s conditional acceptance letter in respect of the Transaction.

3.7Corporate Approvals.

The Corporation has obtained the THMG Shareholder Approvals and all necessary corporate action has been taken to authorize the issue and sale of the THMG Equity Placement Shares and the delivery of a certificate representing the THMG Equity Placement Shares in the name of the Investor or as directed by the Investor.

3.8THMG Equity Placement Shares.

At the Time of Closing and upon payment of the requisite consideration therefor, the THMG Equity Placement Shares will be validly issued as fully paid and non-assessable Common Shares and will have been issued in compliance with all Applicable Securities Laws and not in violation of or subject to any pre-emptive or similar right that entitles any person to acquire from the Corporation any Common Shares or other security of the Corporation, or any security convertible into, or exercisable for, Common Shares or any other such security of the Corporation.

3.9Shell Company Status.

The Corporation is not, and has not at any time previously been, an issuer of the type described in Rule 144(i)(1) under the U.S. Securities Act.

3.10Investment Company Status.

The Corporation is not, and after giving effect to the offering and sale of the THMG Equity Placement Shares and the application of the proceeds thereof, will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.11Rule 144 Information.

The Corporation has filed all information required to be filed to be in compliance with and satisfy the adequate current public information requirement under Rule 144(c).

4REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Corporation as set out below and acknowledges that the Corporation is relying on such representations and warranties in connection with the sale by the Corporation to the Investor of the THMG Equity Placement Shares.

4.1Corporate Power and Capacity.

The Investor has all requisite corporate power and capacity to enter into and deliver this Agreement and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof.

4.2Authorization.

The Investor has taken all necessary corporate action to authorize the execution and delivery of, and performance of its obligations under, this Agreement and to observe and perform its obligations under this Agreement in accordance with the provisions hereof and thereof including, without limitation, the purchase of the THMG Equity Placement Shares.

4.3Validity and Enforceability.

This Agreement has been duly authorized, executed and delivered by the Investor and constitutes or will constitute, respectively, a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except in any case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by equitable principles).

4.4No Violation.

The execution and delivery of this Agreement by the Investor and the consummation of the transactions provided for herein will not result in the violation of, or constitute a default under or conflict with or cause the acceleration of any obligation of the Investor under:

(a)any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of the Investor, as applicable;

(b)any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Investor; or

(c)any applicable law, statute, ordinance, regulation or rule to which the Investor is subject.

4.5Representations and Warranties under Option Agreement.

Each of the representations and warranties of the Investor and the other the BMET Party set forth in the Option Agreement is true and correct as of the date of this Agreement other than to the extent that such representations and warranties may have been impacted by the performance by the Investor of its obligations under this Agreement, and each of the Investor and the other BMET Party has complied with its obligations under the Option Agreement.

4.6TSXV Approval.

The Investor has received the approval of the TSXV to the purchase of the THMG Equity Placement Shares, subject only to standard post-closing conditions required by the TSXV and specified in the TSXV’s conditional acceptance letter in respect of the Transaction.

4.7Corporate Approvals.

The Investor has obtained all necessary shareholder approvals under the policies of the TSXV and all necessary corporate action shall have been taken to authorize the purchase by the Investor of the THMG Equity Placement Shares.

4.8Resale Restrictions.

The Investor has consulted with its own legal advisors with respect to trading in the THMG Equity Placement Shares and with respect to the resale restrictions imposed by Applicable Securities Laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by Applicable Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Investor to resell the THMG Equity Placement Shares. The Investor is solely responsible to find out what these restrictions are, and the Investor is solely responsible for compliance with applicable resale restrictions. The Investor is aware that it may not be able to resell the THMG Equity Placement Shares except in accordance with limited exemptions under the Applicable Securities Laws and other applicable securities laws.

4.9No Proceeds of Crime.

The funds representing the Subscription Amount which will be advanced by the Investor to the Corporation hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Investor acknowledges that the Corporation may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.

5INVESTMENT ACKNOWLEDGEMENTS OF THE INVESTOR

5.1Investment Acknowledgements

The Investor further represents, warrants, acknowledges and agrees as follows with respect to its investment in the THMG Equity Placement Shares:

(a)the Investor is not an individual and is acquiring the THMG Equity Placement Shares at an acquisition cost of not less than CDN$150,000;

(b)the Investor is acquiring the THMG Equity Placement Shares solely for its own account as principal and not for the benefit of others, for investment purposes only, and not for resale or other distribution except in compliance with all Applicable Securities Laws;

(c)the Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the THMG Equity Placement Shares;

(d)the Investor has had access to such information regarding the Corporation, its business, assets, financial condition and prospects as it has deemed relevant and sufficient in determining whether to enter into this Agreement and acquire any interest in the THMG Equity Placement Shares;

(e)the Investor is not acquiring any the THMG Equity Placement Shares as a result of any general solicitation or general advertising, as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act;

(f)the Investor understands that the THMG Equity Placement Shares have not been and will not be registered under the U.S. Securities Act or any other Securities Laws and will be issued in reliance upon exemptions from the registration requirements of all Applicable Securities Laws;

(g)the Investor acknowledges and agrees that the THMG Equity Placement Shares are “restricted securities” under the U.S. Securities Act and that the U.S. Securities Act and the rules of the SEC provide in substance that it may dispose of the THMG Equity Placement Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom (such as Rule 144), and, other than as set out herein, it understands that the Corporation has no obligation to register any of the THMG Equity Placement Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder)

(h)the Investor acknowledges and agrees that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the THMG Equity Placement Shares and all certificates issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form or such similar legend advisable by counsel to the Corporation to ensure compliance with applicable securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

(i)the Investor acknowledges and agrees that the THMG Equity Placement Shares may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the U.S. Securities Act or pursuant to an effective registration statement under the U.S. Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction.  The Investor agrees to resell the THMG Equity Placement Shares only in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration pursuant to the U.S. Securities Act.  The Investor agrees that the Corporation will refuse to register any transfer of the THMG Equity Placement Shares not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration.  The Investor agrees that the Corporation may require the opinion of legal counsel reasonably acceptable to the Corporation in the event of any offer, sale, pledge or transfer of any of the THMG Equity Placement Shares by the Investor pursuant to an exemption or safe-harbor from registration under the U.S. Securities Act. The Investor agrees not to engage in hedging transactions with regard to the THMG Equity Placement Shares unless in compliance with the U.S. Securities Act;

(j)the Investor acknowledges that the financial statements of the Corporation are prepared in accordance with U.S. GAAP, which differs from IFRS, and therefore such financial statements may not be comparable to financial statements of Canadian public companies;

(k)(i)no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the THMG Equity Placement Shares; (ii) there is no government or other insurance covering the THMG Equity Placement Shares; and (iii) there are risks associated with the purchase of the THMG Equity Placement Shares;

(l)no prospectus or other offering document has been filed by the Corporation with a securities commission or other securities regulatory authority in any province of Canada in connection with the issuance of the THMG Equity Placement Shares, and such issuance is exempt from the prospectus requirements otherwise applicable under the provisions of Applicable Securities Laws and, as a result, in connection with its purchase of the THMG Equity Placement Shares hereunder, as applicable:

(i)the Investor is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws including, without limitation, statutory rights of rescission or damages;

(ii)the Investor will not receive information that may otherwise be required to be provided to the Investor under Applicable Securities Laws or contained in a prospectus prepared in accordance with Applicable Securities Laws; and

(iii)the Corporation is relieved from certain obligations that would otherwise apply under such Applicable Securities Laws;

(m)the Investor agrees that it is solely responsible for determining the tax consequences to it and its Affiliates of this Agreement and the transactions contemplated thereby, including its acquisition or disposition of the THMG Equity Placement Shares;

(n)for purposes of complying with Applicable Securities Laws, including National Instrument 45-102 – Resale of Securities, the Investor understands and acknowledges that the certificates representing the THMG Equity Placement Shares issued at the Transaction Closing Date shall bear the following legend (and any additional legend that may be required by the TSXV or Applicable Securities Laws):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS PLUS A DAY AFTER THE DISTRIBUTION DATE].”

5.2Use of Personal Information and Filings

The Investor acknowledges and consents to the fact the Corporation is collecting the Investor’s Personal Information (as defined below) for the purpose of completing the Investor’s purchase contemplated by this Agreement.  The Investor acknowledges and consents to the Corporation retaining the Personal Information for as long as required by applicable law.  The Investor further acknowledges and consents to the fact that the Corporation may be required by Applicable Securities Laws and stock exchange rules and other applicable laws, to provide regulatory authorities any Personal Information provided by the Investor.  In addition to the foregoing, the Investor agrees and acknowledges that the Corporation may use and disclose the Personal Information as follows:

(a)only where required by law or applicable court or regulatory order, for use and disclosure for income tax related purposes;

(b)only where required by law or applicable court or regulatory order, for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(c)only were required by law or applicable court or regulatory order, for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(d)for disclosure to legal counsel of the Corporation in connection with the performance of their professional services in connection with the issuance of the THMG Equity Placement Shares, this Agreement and related documents contemplated by this Agreement;

(e)for disclosure to a court determining the rights of the parties under this Agreement; or

(f)for use and disclosure only as otherwise required by law.

5.3Disclosure

The Investor hereby acknowledges and consents to the disclosure by the Corporation of Personal Information (as defined below) concerning the Investor to any of the Securities Commissions or to the TSXV and its affiliates, authorized agent, subsidiaries and divisions, and (ii) the collection, use and disclosure of Personal Information (as defined below) for the following purposes by the TSXV and/or any Securities Commission (or as otherwise identified by the TSXV and/or any Securities Commission, from time to time):

(a)to conduct background checks;

(b)to verify the Personal Information (as defined below) that has been provided about the Investor;

(c)to consider the suitability of the Investor as a holder of securities of the Corporation;

(d)to consider the eligibility of the Corporation to continue to list on the TSX;

(e)to conduct enforcement proceedings; and

(f)to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSXV and applicable Securities Commissions, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

In this Agreement, “Personal Information” means any information about the Investor, its directors and officers, required to be disclosed to a Securities Commission or the TSX.

6COVENANTS OF CORPORATION

(a)Subject to the other terms and conditions of this Agreement, the Corporation shall, in a timely and expeditious manner during the period from the date of this Agreement until the Transaction Closing Date, comply with all of its obligations under this Agreement and the Option Agreement.

(b)Through the first anniversary of the Transaction Closing Date and for as long thereafter as the same is necessary to permit the Investor to resell the THMG Equity Placement Shares pursuant to Rule 144, the Corporation shall ensure that “adequate current public information” (within the meaning of Rule 144(c) with respect to the Corporation is available.

7INTERIM COVENANTS OF THE INVESTOR

Subject to the other terms and conditions of this Agreement, the Investor shall, in a timely and expeditious manner during the period from the date of this Agreement until the Transaction Closing Date, comply with its obligations under this Agreement and the Option Agreement:

8CONDITIONS OF CLOSING AND COVENANTS

8.1Mutual Conditions of Closing.

The purchase and sale of the THMG Equity Placement Shares issuable on the Transaction Closing Date is subject to the satisfaction or waiver or the Tranche 2 Conditions Precedent set forth in the Option Agreement.

8.2Conditions of Closing in Favour of the Investor.

The purchase and sale of the THMG Equity Placement Shares on the Transaction Closing Date is subject to the following terms and conditions for the exclusive benefit of the Investor, to be fulfilled or performed by the Corporation at or prior to the Time of Closing:

(a)Representations and Warranties. The representations and warranties made by the Corporation in this Agreement that are qualified by materiality shall be true and correct as of the Transaction Closing Date as if made on and as of the Transaction Closing Date (except for those representations and warranties made as of a specific date, which shall be true and correct on and as of such date), and (ii) all other representations and warranties made by the Corporation in this Agreement that are not so qualified shall be true and correct in all material respects as of the Transaction Closing Date as if made on and as of the Transaction Closing Date (except for those representations and warranties made as of a specific date, which shall be true and correct in all material respects on and as of such date), and the Corporation shall have provided to the Investor a certificate of a senior officer of the Corporation certifying the foregoing as at the Time of Closing;

(b)Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Corporation at or before the Time of Closing shall have been complied with or performed and the Corporation shall have provided to the Investor a certificate of a senior officer of the Corporation certifying the foregoing as at the Time of Closing;

(c)Officer’s Certificate. The Investor shall have received at the Time of Closing a certificate of an officer of the Corporation dated as of the Transaction Closing Date and attaching the constating documents of the Corporations, all resolutions of directors and shareholders relating to this Agreement, the other agreements contemplated hereunder, and such other matters as the Investor may reasonably request; and

(d)Closing Documents.  The Corporation shall have delivered all of the documents required to be delivered pursuant to Section (a).

The foregoing conditions are for the benefit of the Investor and may be waived, in whole or in part, by the Investor in writing at any time.

8.3Condition of Closing in Favour of the Corporation.

The purchase and sale of the THMG Equity Placement Shares issuable on the Transaction Closing Date is subject to the following terms and conditions for the exclusive benefit of the Investor, to be fulfilled or performed by the Investor at or prior to the Time of Closing.

(a)Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time and a certificate of an officer of the Investor shall be delivered to the Corporation at the Time of Closing in this respect;

(b)Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Investor at or before the Time of Closing shall have been complied with or performed and a certificate of an officer of the Investor shall be delivered to the Corporation at the Time of Closing in this respect; and

(c)Closing Documents.  The Investor shall have delivered all of the documents required to be delivered pursuant to Section (b).

The foregoing conditions are for the benefit of the Corporation and may be waived, in whole or in part, by the Corporation in writing at any time.

9CLOSING ARRANGEMENTS

9.1Place of Closing.

The Closing shall occur on the Transaction Closing Date at the offices of the Investor's counsel, DuMoulin Black LLP at 10th Floor, 595 Howe Street, Vancouver, British Columbia, or on or at such other date, time or location as may be agreed upon in writing by the Parties.

9.2Transaction Closing and Closing Deliveries.

At the Time of Closing, upon fulfillment of all conditions set out in Section 8.1, 8.2 or 8.3 which have not been waived in writing by the Investor or the Corporation, as the case may be, the Parties shall deliver the following:

(a)the Corporation shall deliver to the Investor:

(i)a certificate respecting the THMG Equity Placement Shares purchased by the Investor bearing the legends contemplated by this Agreement;

(ii)certified copies of resolutions of the shareholders of THMG evidencing the THMG Shareholder Approvals;

(iii)the officer’s certificates required by Section (a), (b) and (c); and

(iv)such other documents as the Investor may reasonably require; and

(b)the Investor shall deliver to the Corporation:

(i)wire transfer of the Subscription Amount;

(ii)the officer’s certificate contemplated by Section (a) and (b); and

(iii)such additional documents as the Corporation may reasonable require.

10TERMINATION

10.1Termination.

(a)This Agreement may be terminated at any time prior to the Transaction Closing Date by mutual written agreement of the Parties.

(b)This Agreement will terminate automatically and without further action of the Parties upon termination of the Option Agreement for any reason prior to the Time of Closing.

11NOTICES

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person or transmitted by electronic communication, addressed as follows:

(a)if to the Corporation:

THUNDER MOUNTAIN GOLD, INC.

11770 President Dr., Ste. F,

Boise, ID 83713

USA

Attention:Eric Jones, President & CEO

Fax No.:(208) 322-5626

Email:ericjones@fiberpipe.net

with a copy, which shall not constitute notice, to:

McMillan LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

Canada, V6E 4N7

Attention: Michael Taylor

Fax No.: (604) 685-7084

Email:michael.taylor@mcmillan.ca

(b)if to the Investor:

BeMetals Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention:John Wilton, President & CEO

Fax No.:(604) 609-6145

Email:jwilton@bemetalscorp.com

with a copy, which shall not constitute notice, to:

DuMoulin Black LLP

10th Floor, 595 Howe Street

Vancouver, British Columbia

Caada, V6C 2T5

Attention: Lucy Schilling

Fax No.: (604) 687-8772

Email:lschilling@dumoulinblack.com

and with a copy, which shall not consitute notice, to:

Dorsey & Whitney LLP

701 Fifth Avenue, Suite 6100

Seattle, Washington 98104

USA

Attention: Christopher Doerksen

Fax No.: (206) 260-9072

Email:doerksen.christopher@dorsey.com

Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day, on the next following Business Day). Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 11.

12MISCELLANEOUS

12.1Consultation.

The Corporation and the Investor shall consult with each other before issuing any press release or making any other public announcement with respect to this Agreement or the transactions contemplated hereby. Except as required by any applicable law or regulatory requirement, neither the Corporation nor the Investor shall issue any other press release or make any such public announcement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. It is understood that the Corporation may be required to file a copy of this Agreement with securities regulators in accordance with Applicable Securities Laws, with redactions as reasonably agreed to by the Corporation and Investor with consideration to applicable laws.

12.2Successors and Assigns.

This Agreement shall enure to the benefit of and shall be binding on and enforceable by the Parties and, where the context so permits, their respective successors and permitted assigns. Neither Party may assign any of its rights or obligations hereunder without the prior written consent of the other Party; provided, however, that the Investor may assign its rights and obligations to any affiliate of the Investor who will be the purchaser of the THMG Equity Placement Shares without the consent of the Corporation subject to the assignee delivering its written agreement to be bound by the terms of this Agreement, and such assignment will not relieve the Investor of its obligations under this Agreement.

12.3Amendment and Waivers.

No amendment or waiver of any provision of this Agreement shall be binding on any Party unless consented to in writing by such Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

12.4Right to Injunctive Relief.

Each of the parties hereby acknowledges and agrees that in the event of a breach or threatened breach of any of its covenants hereunder, the harm suffered would not be compensable by monetary damages alone and, accordingly, in addition to other available legal or equitable remedies available to such party, each other party will be entitled to apply for an injunction or specific performance with respect to such breach or threatened breach, without proof of actual damages (and without the requirement of posting a bond, undertaking or other security in connection with such action), and each of the parties hereby agrees not to plead sufficiency of damages as a defence in such circumstances.

12.5Further Assurances.

Each of the Parties hereto shall promptly do, make, execute, deliver or cause to be done, made, executed or delivered, all such further acts, documents and things as the other Parties hereto may require, acting reasonably, from time to time for the purpose of giving effect to this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to the full extent the provisions of this Agreement.

12.6Severability.

If any provision hereof is illegal, invalid or unenforceable, such provision shall be deemed to be severed and deleted from this Agreement and such illegality, invalidity or unenforceability shall not in any manner affect the validity or enforceability of the remainder hereof.

12.7Waiver.

A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

12.8Counterparts and Facsimile.

This Agreement may be executed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as original signatures of the Parties.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF this Agreement has been executed by the Parties on the date first above written.

THUNDER MOUNTAIN GOLD, INC.
By:
Name: Title:

BEMETALS CORP.
By:
Name: Title:

SCHEDULE 6 - FORM OF THMG VOTING SUPPORT AGREEMENT

February , 2019

Dear Sirs/Mesdames,

Re: Option Agreement dated February 27, 2019 (the "Option Agreement") between BeMetals Corp. ("BMET"), BeMetals USA Corp. ("BMET USA"), Thunder Mountain Gold, Inc. ("THMG"), Thunder Mountain Resources, Inc. ("TMRI") and South Mountain Mines, Inc.

Reference is made the Option Agreement pursuant to which TMRI will grant to BMET USA of an option to acquire all of the issued and outstanding shares of THMG’s wholly-owned subsidiary, South Mountain Mines Inc. (the "Proposed Transaction").  Capitalized terms used but not otherwise defined herein shall have the same meanings given to them in the Option Agreement. The completion of the Proposed Transaction will be conditional upon, among other things, the approval of the shareholders of THMG in accordance with Nevada corporate law and the rules and policies of the TSX Venture Exchange (the "TSX-V").

The undersigned (the "Securityholder") is the registered and/or beneficial owner of and/or has control or direction over that number of shares of common stock, options and warrants of THMG (the "Subject Securities") set forth on the execution page of this voting and support agreement (this "Agreement") and has agreed to enter into this voting and support agreement (the "Agreement") in respect of the Proposed Transaction.  For greater certainty, the term "Subject Securities" shall include all of the shares of common stock in the capital of THMG ("THMG Shares"), warrants to purchase THMG Shares and options exercisable for THMG Shares that may become beneficially owned, or in respect of which the voting may become, directly or indirectly, controlled or directed by, the Securityholder after the date hereof and prior to the time at which THMG obtains the last of all requisite shareholder approvals (the "THMG Shareholder Approvals") of the Option Agreement and the transactions contemplated thereunder as required by the TSXV as well as under all applicable corporate laws in its jurisdiction of existence (the "Ending Time"), including all of the THMG Shares issued upon the conversion, exchange or exercise of any securities or rights of THMG convertible into or exchangeable or exercisable for THMG Shares held by the Securityholder or which may otherwise be acquired by the Securityholder after the date hereof and prior to the Ending Time.

NOW THEREFORE, for good and valuable consideration, including the covenant of BMET to make a cash payment of US$100,000 in respect of Tranche 1 as contemplated in section 4.2(1) of the Option Agreement, the receipt and sufficiency of which are hereby acknowledged, BMET, THMG and the Securityholder (collectively, the "Parties") agree as follows:

1.The Securityholder covenants and agrees that, at the meeting of THMG shareholders to be held in connection with the Proposed Transaction in order to obtain the THMG Shareholder Approvals (the "THMG Meeting"), the Securityholder shall cause its Subject Securities (which have a right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall (or cause the holder of record to, if the Securityholder is the beneficial owner but not the holder of record of the Subject Securities) vote all of the Subject Securities: (a) in favour of the approval of the Proposed Transaction and/or any actions required in furtherance of the Proposed Transaction; and (b) to oppose any proposed action by any other party, the result of which could impede, interfere with or delay completion of the Proposed Transaction.

2.To the extent that THMG determines to obtain the THMG Shareholder Approvals through the written consents of the shareholders of THMG (and provided that THMG is permitted under applicable corporate law and the policies of the TSX-V to do so), the Securityholder agrees to execute and deliver to THMG such written consents as proposed by THMG to obtain the THMG Shareholder Approvals.

3.The Securityholder hereby waives and agrees in favour of BMET and THMG not to exercise any rights of appraisal or rights of dissent that the Securityholder may have arising from the Proposed Transaction.

4.Except with the prior written consent of BMET (which consent may be withheld in the sole discretion of BMET) and the prior written consent of THMG (such consent not to be unreasonably withheld), the Securityholder agrees and covenants in favour of BMET and THMG not to option, transfer, sell, gift, pledge, hypothecate, encumber, or otherwise dispose of or grant a proxy or other right to vote over, any of the Subject Securities or enter into any agreement, arrangement or understanding in connection therewith during the term of this Agreement, provided, however, that nothing contained herein shall prohibit the Securityholder from exercising any options or warrants for THMG Shares.

5.The Securityholder represents and warrants that: (a) it is the registered and/or beneficial owner of and/or has control or direction over the Subject Securities, and no other securities of THMG; (b) it has the sole right to vote the Subject Securities; (c) none of the Subject Securities are subject to any voting agreement (other than this Agreement) or adverse claim; (d) no person, firm, or corporation has any agreement or option, or any right or privilege capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Securityholder of any of the Subject Securities; (e) it has full power and authority to make, enter into and carry out the terms of this Agreement; and (f) there are no legal proceedings in progress before any public body, court or authority or, to the knowledge of the Securityholder, pending or threatened against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into and carry out the terms of this Agreement. The Securityholder will advise BMET and THMG if any of the representations or warranties in this Agreement become untrue.

6.The Securityholder hereby covenants and agrees in favour of BMET that (i) no later than ten (10) days prior to the date of the THMG Meeting, the Securityholder shall duly complete and cause the forms of proxy or voting instruction forms, as applicable, in respect of all of the Subject Securities which have a right to vote at the THMG Meeting, to be validly delivered to THMG (or as otherwise directed on such forms) to cause such Subject Securities to be voted in favour of the Proposed Transaction, and (ii) such forms of proxy or voting instructions forms, as applicable, shall not be revoked or withdrawn, unless prior written consent from BMET has been obtained or this Agreement has been terminated pursuant to Section 8.

7.If any of the Subject Securities are held through a corporation or trust over which the Securityholder has control, the Securityholder shall exercise his or her power and authority to ensure that this Agreement is complied with by said corporation or trust.

8.This Agreement shall automatically terminate on the first to occur of:

(i)at any time upon the written agreement of BMET, THMG and the Securityholder;

(ii)the Ending Time; and

(iii)the date, if any, that the Option Agreement is terminated in accordance with its terms.

Upon termination of this Agreement in accordance with this Section 8, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of any covenant, agreement or obligation hereunder, or a misrepresentation in this Agreement arising prior to termination.

9.Each of the parties agrees to execute such further and other deeds, documents and assurances and to do such further and other acts as may be necessary to carry out the true intent and meaning of this Agreement fully and effectually.

10.It is understood and agreed that monetary damages would not be a sufficient remedy for any breach of this Agreement by the Securityholder. Without prejudice to the rights and remedies otherwise available to it, BMET and/or THMG shall be entitled to equitable relief by way of injunction or otherwise if the Securityholder breaches, or threatens to breach, any of the provisions of this Agreement. Neither BMET nor THMG shall be required to obtain or furnish any bond or similar instrument in connection with or as a condition to obtaining or seeking any such remedy.  Notwithstanding that damages may be readily quantifiable, the Securityholder agrees not to plead sufficiency of damages as a defense in any such proceeding and the Securityholder further agrees to not oppose BMET or THMG in seeking or the granting of such relief.

11.This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior or contemporaneous representations, discussions, proposals, negotiations, conditions, communications and agreements, whether oral or written, between the parties relating to the same and all past courses of dealing or industry custom.  No amendment, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by duly authorized signatories of the parties. The waiver by any party of a breach of or a default under any provision of this Agreement shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of any party to exercise or avail itself of any right, power, privilege or remedy that it has or may have hereunder operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise of any such right, power, privilege or remedy hereunder.

12.This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the parties hereby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in the Courts of the Province of British Columbia.

13.Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered:

(i)in the case of the Securityholder, to the address appearing on the execution page;

(ii)in the case of BMET:

BeMetals Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention:John Wilton, President & CEO

Email:jwilton@bemetalscorp.com

with a copy (that shall not constitute notice) to:

DuMoulin Black LLP

10th Floor, 595 Howe Street

Vancouver, British Columbia

V6C 2T5

Attention: Lucy Schilling

Email: lschilling@dumoulinblack.com

(iii)in the case of THMG:

Thunder Mountain Gold, Inc.

11770 President Dr., Ste. F

Boise, ID 83713

USA

Attention: Eric Jones, President & CEO

Email:ericjones@fiberpipe.net

with a copy (that shall not constitute notice) to:

McMillan LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

V6E 4N7

Attention:Michael Taylor

Email:michael.taylor@mcmillan.ca

14.In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable, the remaining portions hereof shall remain in full force and effect and such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties, and shall in no way be affected, impaired or invalidated.

15.This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument.

Please confirm your agreement with the foregoing by signing a copy of this Agreement where indicated below and returning the same to the undersigned by facsimile or email.

Sincerely yours,

BeMetals Corp.	Thunder Mountain Gold, Inc.
Per: Authorized Signatory	Per: Authorized Signatory

Accepted and agreed to with effect from the ____ day of __________________, 2019.

(Name of witness)	(Print Name of Securityholder)
(Signature of witness)	(Signature of Securityholder or Authorized Signatory of the Securityholder)
(Print Name and Title)
(Number of THMG Shares Held)
(Number of Options Held)
(Number of Warrants Held)
(Address)
(Email)

SCHEDULE 7 - FORM OF ESTOPPEL CERTIFICATE AND RATIFICATION

Estoppel Certificate

Settlement Agreement/OGT Operating Agreement/Mining Lease

This Estoppel Certificate ("Certificate") is entered into effective February ___, 2019, by and among Thunder Mountain Gold, Inc., a Nevada corporation ("THMG"), its wholly owned subsidiary Thunder Mountain Resources, Inc., a Nevada corporation ("TMRI"), TMRI's wholly owned subsidiary South Mountain Mines, Inc., an Idaho corporation ("SMMI"; THMG, TMRI, and SMMI are collectively referred to as the "Thunder Mountain Group"), Owyhee Gold Territory, LLC, an Idaho limited liability company ("OGT"), Idaho State Gold Company II, LLC, an Idaho limited liability company ("ISGC II"). The foregoing parties are referred to as the "Parties."

Recitals

A.The Thunder Mountain Group and ISGC II are parties to a Settlement Agreement and Release dated November 3, 2016 (the "Settlement Agreement"), pursuant to which the parties released all legal claims each party had against the others and agreed to enter into certain agreements with respect to the South Mountain Project located in Owyhee County, Idaho.

B.Pursuant to the Settlement Agreement, SMMI and ISGC II entered into an Amended and Restated Operating Agreement of OGT dated effective as of November 3, 2016 (the "Operating Agreement").

C.Pursuant to the terms of the Settlement Agreement, SMMI and OGT entered into a Mining Lease with Option to Purchase dated November 3, 2016 (the "Mining Lease"; the Settlement Agreement, the Operating Agreement, and the Mining Lease are collectively referred to as the "Venture Agreements"), pursuant to which OGT leased to SMMI, with an option to purchase, certain interests in real property described in the Mining Lease and more particularly described on Exhibit A hereto (the "Property").

D.The Thunder Mountain Group, BeMetals Corp., a British Columbia corporation ("BMET"), and BeMetals USA Corp., a Delaware corporation ("BMET USA", and collectively with BMET, the "BMET Parties") entered into an Option Agreement dated February ___, 2019 (the "Option Agreement"), pursuant to which TMRI granted an option to BMET USA to acquire all of the issued and outstanding shares of SMMI.

E. The Parties desire to execute this Certificate to acknowledge the effectiveness and good standing of the Venture Agreements for the benefit of the Parties and the BMET Parties.

Agreement

Now, therefore, in consideration of the Parties' mutual promises and covenants, and for other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge and confirm, the Parties agree as follows:

1.The parties to the Settlement Agreement are now the Thunder Mountain Group and ISGC II, and the parties to the Mining Lease are now OGT (Lessor) and SMMI (Lessee).

2.The current members of OGT under the Operating Agreement are SMMI (75 membership units) and ISGC II (25 membership units).  Together, SMMI and ISGC II own all of the issued and outstanding membership units of OGT.

3.The Parties certify that:

a.Each has the authority to enter into this Certificate;

b.The Venture Agreements are in full force and effect as of the date of this Certificate;

c.The Venture Agreements have not been amended or modified as of the date of this Certificate;

d.With respect to each Party, such Party has performed all of its obligations under the Venture Agreements, as applicable, and such Party is not in default under any of the Venture Agreements;

e.With respect to each Party, such Party has not received a notice of alleged default under any of the Venture Agreement; and

f.To the knowledge of the Parties, there exists no condition or event that, after notice or lapse of time or both, would constitute a default by any of the Parties under any of the Venture Agreements.

4.ISGC II shall promptly advise the BMET Parties or their successors in interest, as applicable, in writing of any and all defaults by any of the Thunder Mountain Group under the Venture Agreements.

5.All rights of the Thunder Mountain Group under the Venture Agreements, including with respect to any renewal or extension right, shall be exercisable by BMET USA.  OGT and ISGC II agree to accept the exercise of such rights by BMET USA.  If there is a default by a Thunder Mountain Group entity under any Venture Agreement, OGT and ISGC II shall accept any timely curative acts made by or on behalf of such Thunder Mountain Group entity as if they had been made by such Thunder Mountain Group entity.  BMET USA shall have the right (but not the obligation) to exercise any rights and cure any default of the Thunder Mountain Group under the Venture Agreements.  The cure of any such default by BMET USA on any one occasion shall not obligate BMET USA to cure any other default under the Venture Agreements or to cure such default on any other occasion.  If, however, the default is of a nature that is not reasonably curable by BMET USA (including, without limitation, bankruptcy of a Thunder Mountain Group entity), then so long as BMET USA complies with all provisions of the applicable Venture Agreements requiring the payment of money by a Thunder Mountain Group entity and other provisions that may performed by BMET USA, OGT and ISGC II will not terminate or vary the Venture Agreements or the rights of the Thunder Mountain Group under it.

6.All amounts due and owing by the Thunder Mountain Group under the Venture Agreements have been fully and properly paid.

7.ISGC II and OGT acknowledge and agree that BMET USA has certain rights as "Operator" of the "Operations" (as those terms are defined in the Option Agreement), including, but not limited to, those rights described in Section 7.4 of the Option Agreement.

8.For purposes of the Venture Agreements and this Certificate, the addresses of the Parties are:

The BMET Parties' delivery address, facsimile number and electronic mail address are:

BeMetals Corp. & BeMetals USA Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention: John Wilton, President & CEO

Fax No.:(604) 609-6145

Email:jwilton@bemetalscorp.com

with a copy, which shall not constitute notice, to:

DuMoulin Black LLP

10th Floor, 595 Howe Street

Vancouver, British Columbia

Canada, V6C 2T5

Attention:Lucy Schilling

Fax No.:(604) 687-8772

Email:lschilling@dumoulinblack.com

and with a copy, which shall not constitute notice, to:

Dorsey & Whitney LLP

701 Fifth Avenue, Suite 6100

Seattle, Washington 98104

Attention:Christopher Doerksen

Fax No.:(206) 260-9072

Email:doerksen.christopher@dorsey.com

The Thunder Mountain Group and OGT's delivery address, facsimile number and electronic mail address are:

Thunder Mountain Gold, Inc.

11770 President Dr., Ste. F

Boise, ID 83713

USA

Attention:Eric Jones, President & CEO

Fax No.:(208) 322-5626

Email:ericjones@fiberpipe.net

with a copy, which shall not constitute notice, to:

McMillan LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

Canada, V6E 4N7

Attention:Michael Taylor

Fax No.:(604) 685-7084

Email:michael.taylor@mcmillan.ca

ISGC II's delivery address, facsimile number and electronic mail address are:

[PARTY INFORMATION]

[ADDRESS]

[FAX/EMAIL]

[ATTN]

with a copy, which shall not constitute notice, to:

[PARTY INFORMATION]

[ADDRESS]

[FAX/EMAIL]

[ATTN]

9.This Certificate shall enure to the benefit of and be binding upon the Parties and BMET Parties and their respective successors, permitted assigns, heirs, administrators and legal representatives.

10.This Certificate may be executed in two or more counterparts and may be delivered by email or other electronic means, each of which when delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

This Certificate has been executed and delivered effective as of the date stated above.

Thunder Mountain Gold, Inc.

By

Name

Title

Thunder Mountain Resources, Inc.

By

Name

Title

South Mountain Mines, Inc.

By

Name

Title

Owyhee Gold Territory, LLC

By

Name

Title

Idaho State Gold Company II, LLC

By

Name

Title

STATE OF ______________________)

)ss

COUNTY OF ____________________)

On this ________ day of ____________, 2019, before me a Notary Public in and for said County and State, personally appeared ___________________, _____________ of Thunder Mountain Gold, Inc., a Nevada corporation, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same in his authorized capacity and for the purposes stated therein.

_________________________________

Notary Public

STATE OF ______________________)

)ss

COUNTY OF ____________________)

On this ________ day of ____________, 2019, before me a Notary Public in and for said County and State, personally appeared ___________________, _____________ of Thunder Mountain Resources, Inc., a Nevada corporation, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same in his authorized capacity and for the purposes stated therein.

_________________________________

Notary Public

STATE OF ______________________,)

)ss

COUNTY OF ____________________.)

On this ________ day of ____________, 2019, before me a Notary Public in and for said County and State, personally appeared ___________________, _____________ of South Mountain Mines, Inc., an Idaho corporation, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same in his authorized capacity and for the purposes stated therein.

_________________________

Notary Public

STATE OF ______________________)

)ss

COUNTY OF ____________________)

On this ________ day of ____________, 2019, before me a Notary Public in and for said County and State, personally appeared ___________________, _____________ of Owyhee Gold Territory, LLC, an Idaho limited liability company, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same in his authorized capacity and for the purposes stated therein.

_________________________________

Notary Public

STATE OF ______________________,)

)ss

COUNTY OF ____________________.)

On this ________ day of ____________, 2019, before me a Notary Public in and for said County and State, personally appeared ___________________, _____________ of Idaho State Gold Company II, LLC, an Idaho limited liability company, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same in his authorized capacity and for the purposes stated therein.

_________________________

Notary Public

Exhibit A

to

Estoppel Certificate

Settlement Agreement/OGT Operating Agreement/Mining Lease

Property

Owyhee County, Idaho

[see attached list]

Appendix B - Sections 92A.300  through 92A.500 of the Nevada Revised Statutes

Appendix B

Nevada Revised Statutes

Appendix B

Sections 92A.300  through 92A.500

of the Nevada Revised Statutes

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

      NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

      1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

      2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

      3.  Without discounting for lack of marketability or minority status.

      (Added to NRS by 1995, 2087; A 2009, 1720)

      NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

      NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

      (Added to NRS by 1995, 2087; A 2009, 1721)

      NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the

Appendix B

Nevada Revised Statutes

partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

      NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

      (c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

      (d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

Appendix B

Nevada Revised Statutes

      (f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

      3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

      NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

      (a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

      (b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

      (c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

      2.  The applicability of subsection 1 must be determined as of:

      (a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

      (b) The day before the effective date of such corporate action if there is no meeting of stockholders.

      3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

Appendix B

Nevada Revised Statutes

      4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

      (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

      NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

      (a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

      (b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

      (Added to NRS by 1995, 2089; A 2009, 1723)

      NRS 92A.410  Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

      2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

      NRS 92A.420  Prerequisites to demand for payment for shares.

      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

      (b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

      2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

Appendix B

Nevada Revised Statutes

      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

      NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

      2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

      NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

      1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

      (a) Demand payment;

      (b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

      (c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

      2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

      3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

      4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

      5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

Appendix B

Nevada Revised Statutes

      NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      (Added to NRS by 1995, 2090; A 2009, 1725)

      NRS 92A.460  Payment for shares: General requirements.

      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the subject corporation’s principal office is located;

      (b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

      (c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

      (b) A statement of the subject corporation’s estimate of the fair value of the shares; and

      (c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

      (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

      NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

      1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

      (a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

      (b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

      (c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

      (d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

      (e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

      3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to

Appendix B

Nevada Revised Statutes

each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

      4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

      (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

      NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

      2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

      (Added to NRS by 1995, 2091; A 2009, 1726)

      NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

Appendix B

Nevada Revised Statutes

      (a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

      NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

      6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

      (Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

Appendix C - Voting Support Agreement

Appendix C

Voting and Support Agreement

APPENDIX C

VOTING AND SUPPORT AGREEMENT

February 27, 2019

Dear Sirs/Mesdames,

Re: Option Agreement dated February 27, 2019 (the "Option Agreement") between BeMetals Corp. ("BMET"), BMET USA Corp. ("BMET USA"), Thunder Mountain Gold, Inc. ("THMG"), Thunder Mountain Resources, Inc. ("TMRI") and South Mountain Mines, Inc.

Reference is made the Option Agreement pursuant to which TMRI will grant to BMET USA of an option to acquire all of the issued and outstanding shares of THMG’s wholly-owned subsidiary, South Mountain Mines Inc. (the "Proposed Transaction").  Capitalized terms used but not otherwise defined herein shall have the same meanings given to them in the Option Agreement. The completion of the Proposed Transaction will be conditional upon, among other things, the approval of the shareholders of THMG in accordance with Nevada corporate law and the rules and policies of the TSX Venture Exchange (the “TSX-V”).

The undersigned (the "Securityholder") is the registered and/or beneficial owner of and/or has control or direction over that number of shares of common stock, options and warrants of THMG (the "Subject Securities") set forth on the execution page of this voting and support agreement (this "Agreement") and has agreed to enter into this voting and support agreement (the “Agreement”) in respect of the Proposed Transaction.  For greater certainty, the term "Subject Securities" shall include all of the shares of common stock in the capital of THMG ("THMG Shares"), warrants to purchase THMG Shares and options exercisable for THMG Shares that may become beneficially owned, or in respect of which the voting may become, directly or indirectly, controlled or directed by, the Securityholder after the date hereof and prior to the time at which THMG obtains the last of all requisite shareholder approvals (the “THMG Shareholder Approvals”) of the Option Agreement and the transactions contemplated thereunder as required by the TSXV as well as under all applicable corporate laws in its jurisdiction of existence (the "Ending Time"), including all of the THMG Shares issued upon the conversion, exchange or exercise of any securities or rights of THMG convertible into or exchangeable or exercisable for THMG Shares held by the Securityholder or which may otherwise be acquired by the Securityholder after the date hereof and prior to the Ending Time.

NOW THEREFORE, for good and valuable consideration, including the covenant of BMET to make a cash payment of US$100,000 in respect of Tranche 1 as contemplated in section 4.2(1) of the Option Agreement, the receipt and sufficiency of which are hereby acknowledged, BMET, THMG and the Securityholder (collectively, the "Parties") agree as follows:

1.The Securityholder covenants and agrees that, at the meeting of THMG shareholders to be held in connection with the Proposed Transaction in order to obtain the THMG Shareholder Approvals (the "THMG Meeting"), the Securityholder shall cause its Subject Securities (which have a right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall (or cause the holder of record to, if the Securityholder is the beneficial owner but not the holder of record of the Subject Securities) vote all of the Subject Securities: (a) in favour of the approval of the Proposed Transaction and/or any actions required in furtherance of the Proposed Transaction; and (b) to oppose any proposed action by any other party, the result of which could impede, interfere with or delay completion of the Proposed Transaction.

Appendix C

Voting and Support Agreement

2.To the extent that THMG determines to obtain the THMG Shareholder Approvals through the written consents of the shareholders of THMG (and provided that THMG is permitted under applicable corporate law and the policies of the TSX-V to do so), the Securityholder agrees to execute and deliver to THMG such written consents as proposed by THMG to obtain the THMG Shareholder Approvals.

3.The Securityholder hereby waives and agrees in favour of BMET and THMG not to exercise any rights of appraisal or rights of dissent that the Securityholder may have arising from the Proposed Transaction.

4.Except with the prior written consent of BMET (which consent may be withheld in the sole discretion of BMET) and the prior written consent of THMG (such consent not to be unreasonably withheld), the Securityholder agrees and covenants in favour of BMET and THMG not to option, transfer, sell, gift, pledge, hypothecate, encumber, or otherwise dispose of or grant a proxy or other right to vote over, any of the Subject Securities or enter into any agreement, arrangement or understanding in connection therewith during the term of this Agreement, provided, however, that nothing contained herein shall prohibit the Securityholder from exercising any options or warrants for THMG Shares.

5.The Securityholder represents and warrants that: (a) it is the registered and/or beneficial owner of and/or has control or direction over the Subject Securities, and no other securities of THMG; (b) it has the sole right to vote the Subject Securities; (c) none of the Subject Securities are subject to any voting agreement (other than this Agreement) or adverse claim; (d) no person, firm, or corporation has any agreement or option, or any right or privilege capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Securityholder of any of the Subject Securities; (e) it has full power and authority to make, enter into and carry out the terms of this Agreement; and (f) there are no legal proceedings in progress before any public body, court or authority or, to the knowledge of the Securityholder, pending or threatened against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into and carry out the terms of this Agreement. The Securityholder will advise BMET and THMG if any of the representations or warranties in this Agreement become untrue.

6.The Securityholder hereby covenants and agrees in favour of BMET that (i) no later than ten (10) days prior to the date of the THMG Meeting, the Securityholder shall duly complete and cause the forms of proxy or voting instruction forms, as applicable, in respect of all of the Subject Securities which have a right to vote at the THMG Meeting, to be validly delivered to THMG (or as otherwise directed on such forms) to cause such Subject Securities to be voted in favour of the Proposed Transaction, and (ii) such forms of proxy or voting instructions forms, as applicable, shall not be revoked or withdrawn, unless prior written consent from BMET has been obtained or this Agreement has been terminated pursuant to Section 8.

7.If any of the Subject Securities are held through a corporation or trust over which the Securityholder has control, the Securityholder shall exercise his or her power and authority to ensure that this Agreement is complied with by said corporation or trust.

8.This Agreement shall automatically terminate on the first to occur of:

(i)at any time upon the written agreement of BMET, THMG and the Securityholder;

Appendix C

Voting and Support Agreement

(ii)the Ending Time; and

(iii)the date, if any, that the Option Agreement is terminated in accordance with its terms.

Upon termination of this Agreement in accordance with this Section 8, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of any covenant, agreement or obligation hereunder, or a misrepresentation in this Agreement arising prior to termination.

9.Each of the parties agrees to execute such further and other deeds, documents and assurances and to do such further and other acts as may be necessary to carry out the true intent and meaning of this Agreement fully and effectually.

10.It is understood and agreed that monetary damages would not be a sufficient remedy for any breach of this Agreement by the Securityholder. Without prejudice to the rights and remedies otherwise available to it, BMET and/or THMG shall be entitled to equitable relief by way of injunction or otherwise if the Securityholder breaches, or threatens to breach, any of the provisions of this Agreement. Neither BMET nor THMG shall be required to obtain or furnish any bond or similar instrument in connection with or as a condition to obtaining or seeking any such remedy.  Notwithstanding that damages may be readily quantifiable, the Securityholder agrees not to plead sufficiency of damages as a defense in any such proceeding and the Securityholder further agrees to not oppose BMET or THMG in seeking or the granting of such relief.

11.This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior or contemporaneous representations, discussions, proposals, negotiations, conditions, communications and agreements, whether oral or written, between the parties relating to the same and all past courses of dealing or industry custom.  No amendment, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by duly authorized signatories of the parties. The waiver by any party of a breach of or a default under any provision of this Agreement shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of any party to exercise or avail itself of any right, power, privilege or remedy that it has or may have hereunder operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise of any such right, power, privilege or remedy hereunder.

12.This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the parties hereby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in the Courts of the Province of British Columbia.

13.Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered:

(i)in the case of the Securityholder, to the address appearing on the execution page;

(ii)in the case of BMET:

Appendix C

Voting and Support Agreement

BeMetals Corp.

Suite 3123 – 595 Burrard Street

Vancouver, British Columbia

Canada, V7X 1J1

Attention:John Wilton, President & CEO

Email:jwilton@bemetalscorp.com

with a copy (that shall not constitute notice) to:

DuMoulin Black LLP

10th Floor, 595 Howe Street

Vancouver, British Columbia

V6C 2T5

Attention: Lucy Schilling

Email: lschilling@dumoulinblack.com

(iii)in the case of THMG:

Thunder Mountain Gold, Inc.

11770 President Dr., Ste. F

Boise, ID 83713

USA

Attention: Eric Jones, President & CEO

Email:ericjones@fiberpipe.net

with a copy (that shall not constitute notice) to:

McMillan LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

V6E 4N7

Attention:Michael Taylor

Email:michael.taylor@mcmillan.ca

14.In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable, the remaining portions hereof shall remain in full force and effect and such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties, and shall in no way be affected, impaired or invalidated.

15.This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument.

Please confirm your agreement with the foregoing by signing a copy of this Agreement where indicated below and returning the same to the undersigned by facsimile or email.

Appendix C

Voting and Support Agreement

Sincerely yours,

BeMetals Corp.	Thunder Mountain Gold, Inc.
Per: Authorized Signatory	Per: Authorized Signatory

Accepted and agreed to with effect from the ____ day of __________________, 2019.

(Name of witness)	(Print Name of Securityholder)
(Signature of witness)	(Signature of Securityholder or Authorized Signatory of the Securityholder)
(Print Name and Title)
(Number of THMG Shares Held)
(Number of Options Held)
(Number of Warrants Held)
(Address)
(Email)

Appendix D - Fairness Opinion of Evans and Evans

Appendix D

Fairness Opinion of Evans and Evans, Inc.

EVANS & EVANS, INC.

1075 WEST GEORGIA STREET SUITE 1330
VANCOUVER, BRITISH COLUMBIA
CANADA, V6E 3C9

Tel: (604) 408-2222 www.evansevans.com

February 20, 2019

THUNDER MOUNTAIN GOLD, INC.

11770 W. President Dr., Ste, F Boise, Idaho 83713

Attention: Mr. Sabala, Chair of the Special Committee of the Board of Directors

Dear Sirs:

Subject: Fairness Opinion

1.0 Introduction

1.01Evans & Evans, Inc. (“Evans & Evans” or the “authors of the Opinion”) was engaged by the Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Thunder Mountain Gold, Inc. (“THMG”) of Boise, Idaho to prepare a Fairness Opinion (the “Opinion”) with respect to the planned transaction with BeMetals Corp. (“BMET” and together with THMG the “Companies”).   Evans & Evans understands BMET and THMG are contemplating entering into an option agreement (“Option Agreement”) pursuant to which BMET will be granted an option (the “Option”) to acquire 100% of the issued and outstanding shares of THMG’s wholly-owned subsidiary South Mountain Mines Inc. (“SMMI”). SMMI is the owner of the South Mountain Property (the “Property”) in Idaho.

Evans & Evans has been requested by the Committee to prepare the Opinion to provide an independent opinion as to the fairness of the Option Agreement, from a financial standpoint, to the shareholders of THMG (the “THMG Shareholders”) as at February 20,

2019 (the “Date of Review”).

THMG is a reporting issuer whose shares are listed for trading on the TSX Venture Exchange (the “TSXV”) under the symbol “THM” and the OTCQB under the symbol “THMG”. BMET’s shares are listed for trading on the TSXV trading under the symbol “BMET”.

1.02Unless otherwise noted, all monetary amounts referenced herein are Canadian dollars.

1.03Evans & Evans reviewed the draft Option Agreement between THMG and BMET. As outlined in the draft Option Agreement, in order to exercise the Option, BMET must:

1.Deliver a cash payment of US$100,000 upon receipt of voting support agreements representing more than 50% of the voting rights of THMG (“Tranche 1”).

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2.Upon the delivery of a title opinion and the entering into a management services agreement with SMMI issue 10 million common shares of BMET (the “Consideration Shares”) and purchase 2.5 million common shares of THMG at a price of US$0.10 per common share1 (“Tranche 2”).

3.On or before the date that is six (6) months following the Tranche 2 completion date, make a cash payment to THMG in the amount of US$250,000 (“Tranche 3”);

4.On or before the date that is twelve (12) months following the Tranche 2 completion date, make a cash payment to THMG in the amount of US$250,000 (“Tranche 4”);

5.On or before the date that is eighteen (18) months following the Tranche 2 completion date, make a cash payment to THMG in the amount of US$250,000 (“Tranche 5”);

6.On or before the date that is twenty-four (24) months following the Tranche 2 completion date, make a cash payment to THMG in the amount of US$250,000 (the “Tranche 6 Cash Payment”) and an additional payment (the “Tranche 6 Value Payment”) (which Tranche 6 Value Payment may be satisfied through the issuance of BMET common shares (the “Tranche 6 Shares”), a cash payment or a combination of Tranche 6 Shares and cash equal to the lesser of:

(i)50% of the BMET Market Cap2; and

(ii)the greater of either:

A.US$10 million; or

B.20% of the after-tax net present value (“NPV”) calculated using a discounted cash flow methodology and at an 8% discount rate of the Property as calculated in a preliminary economic assessment (the “PEA”), less the sum of:

C.US$850,000 being the total amount of cash payments made by BMET pursuant to Tranche 1 to Tranche 5;

D.the value of the Consideration Shares; and

E.the aggregate value of the SMMI liabilities (estimated at approximately US$1.6 million as of the Date of Review).

_________________________

1 As at the Date of Review, the common shares of THMG were trading at $00 on the TSXV and US$-- on the OTC.

2 The market capitalization of BMET determined based on (i) the 5-day volume-weighted average price (“VWAP”) of the outstanding BMET shares as at the close of market on the trading day immediately prior to the date of the option exercise notice, and (ii) the issued and outstanding shares of BMET as of the date of the option exercise notice, plus any Tranche 6 Shares to be issued as part of the Tranche 6 Value Payment or any BMET shares that are to be issued to fund the payment by BMET of the Tranche 6 Cash Payment.

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Fairness Opinion of Evans and Evans, Inc.

7. BMET will enter into employment contracts with three THMG shareholders for a period of three years at a total cost of US$25,000 per month (the “Management Contracts). The shareholders are management of THMG that have been overseeing the operations of SMMI and the advancement of the Property. The management team has been deferring salaries for the past 24 months.

1.04The Committee retained Evans & Evans to act as an independent advisor to THMG and to prepare and deliver the Opinion to the Committee to provide an independent opinion as to the fairness of the Option Agreement, from a financial point of view, to the THMG Shareholders as at February 20, 2019 (i.e., the Date of Review).

1.05THMG was originally incorporated under the laws of the State of Idaho on November 9, 1935, under the name of Montgomery Mines, Inc. In April 1978, a group of the Thunder Mountain property holders and changed Montgomery Mines, Inc.’s name to Thunder Mountain Gold, Inc., with the primary goal to further develop their holdings in the Thunder Mountain Mining District, located in Valley County, Idaho.

During 2005, THMG sold its holdings in the Thunder Mountain Mining District. During 2007, THMG acquired the SMMI Property in southwest Idaho and initiated exploration activities.

THMG has two wholly-owned subsidiaries, Thunder Mountain Resources, Inc. and SMMI; and, effective November 6, 2016, a company in which THMG has majority control (75%), Owyhee Gold Trust, LLC (“OGT”).

On November 8, 2012, THMG, through SMMI, and Idaho State Gold Company II, LLC (“ISGC II”) formed OGT. In 2015 and through November 2016, disagreements between SMMI and ISGC II resulted in litigation about the status of OGT. In November 2016, the parties entered into judicially-confirmed Settlement Agreement and Release that resolved outstanding disagreements and provided for a new operating agreement by which SMMI obtained an option to acquired 100% of OGT’s interest in the Property upon payment of US$5 million.

Under the new OGT operating agreement, SMMI is the sole manager and pays all expenses for exploration and development of the Property. SMMI and ISGC II have 75% and 25% ownership, respectively, in OGT. SMMI and OGT have a separate Mining Lease with Option to Purchase (“Lease Option”) under which SMMI has an option to purchase the Property for a capped US$5 million less net returns royalties paid through the date of exercise. The Lease Option expires in November 2026. If SMMI exercises the option, the option payment of US$5 million less advance royalties will be distributed 100% by OGT to ISGC II. Under the Lease Option, SMMI pays a US$5,000 net returns royalty annually on November 4.

The Property is considered an advanced stage, high-grade zinc-silver exploration or pre- development project. The land package at the Property consists of a total of approximately

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Appendix D

Fairness Opinion of Evans and Evans, Inc.

1,518 acres, consisting of: (i) 17 patented claims (326 acres) and 360 acres of private land (mill site); (ii) lease on private ranch land (542 acres); and, (iii) 21 unpatented lode mining claims on Bureau of Land Management (“BLM”) managed land (290 acres). All holdings are located in the South Mountain Mining District, Owyhee County, Idaho.

The Property is located approximately 70 air miles southwest of Boise, Idaho and approximately 24 miles southeast of Jordan Valley, Oregon. It is accessible by highway 95 driving south from the Boise area to Jordan Valley Oregon, then by traveling southeast approximately 22 miles back into Idaho, via Owyhee County road that is dirt and improved to within 4 miles of historic mine site. The last 4 miles up the SMMI road are unimproved dirt road. The Property is accessible year-round to within four miles of the Property, where the Property is accessible from May thru October without plowing snow. There is power distribution within 4 miles of the site as well. The climate is considered high desert. THMG has water rights on the Property, and there is a potable spring on the Property that once supplied water to the main camp.

1.06BMET was incorporated on February 4, 2008 under the Business Corporations Act of the Province of British Columbia. BMET was created by three founding executives of B2Gold Corp. (NYSE: BTG TSX: BTO) and Bema Gold Corporation (NYSE & TSX: BGO). On July 24, 2018, BMET completed its qualifying transaction (the “Qualifying Transaction”) under the policies of the TSXV).

In February 2018, further to a November 2017 letter agreement, BMET confirmed the agreement (the “Zambia Agreement”) with Copper Cross Zambia Limited (the “Vendor”) for the right to acquire up to a 72% interest in the Pangeni Copper Project. Pursuant to the Zambia Agreement, BMET can acquire an initial 67.5% interest in the Pangeni Copper Project by making cash payments of US$300,000, issuing a total of 500,000 common shares, and expending US$2.5 million in exploration work, all prior to the second anniversary, and then completing a preliminary economic assessment, making a further cash payment of US$450,000 (a portion of which may be paid in common shares at the option of BMET), and making a payment of US$700,000 as an advanced royalty reduction payment, all prior to the fifth anniversary. The US$2.5 million to be spent on exploration work is a firm obligation under the Zambia Agreement and is required to be satisfied by either expenditures on exploration activities or by cash payments to the Vendor. As at September 30, 2018, BMET had made cash consideration payments of US$50,000 ($62,535) and issued 100,000 common shares valued at $20,000 towards the Zambia Agreement. In addition, BMET made advances towards its commitment for exploration expenditures of US$195,923.

Following acquisition of the initial 67.5% interest BMET can acquire an additional 4.5% interest by completing a feasibility study and making a further cash payment of US$750,000 (a portion of which may be paid in common shares at the option of BMET).

The Pangeni Copper Project is located on the western extension of the Zambian Copperbelt, within the Lufilian Arc, underlain by Katangan Supergroup metasediments

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Fairness Opinion of Evans and Evans, Inc.

which are covered by a thin veneer of Kalahari sands. The Sentinel, open pit, Copper Mine is operated by First Quantum Minerals some 130 kilometres to the northeast of the Pangeni Copper Project. A number of other major international mining companies have identified this region of the Zambian Copperbelt to be prospective for the discovery of tier one copper mines and are conducting exploration field work.

2.0Engagement of Evans & Evans, Inc.

2.01Evans & Evans was formally engaged by the Committee pursuant to an engagement letter effective February 13, 2019 (the “Engagement Letter”). The Engagement Letter provides the terms upon which Evans & Evans has agreed to provide the Opinion to the Committee.

The terms of the Engagement Letter provide that Evans & Evans is to be paid a flat professional fee for its services. In addition, Evans & Evans is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by THMG in certain circumstances.  The fee established for the Opinion is not been contingent upon the opinions presented.

3.0Scope of Review

3.01In connection with preparing the Opinion, Evans & Evans has reviewed and relied upon, or carried out, among other things, the following:

•Interviewed management and directors of THMG to gain an understanding of the company’s current prospects and financing plan.

•Reviewed the THMG management-prepared presentation on the SMMI Option Agreement.

•Reviewed the signed letter agreement dated December 7, 2018 between BMET and Thunder Mountain.

•Reviewed the draft Option Agreement between the Companies.

•Reviewed the Form 10-Q quarterly report for THMG for the nine months ended September 30, 2018.

•Reviewed the Form 10-K annual report for THMG for the years ended December 31, 2016 and 2017.

•Reviewed the THMG consolidated financial statements for the years ended December 31, 2015 to 2017 as audited by DeCoria Maichel Teague Certified Public Accountants of Spokane, Washington.

•Reviewed the National Instrument 43-101 Technical Report: Updated Mineral Resource Estimate for the South Mountain Project Owyhee County, Idaho USA effective April 7, 2018 prepared for Thunder Mountain by Hard Rock Consulting, LLC.

•Reviewed BMET’s website www.bemetalscorp.com and the Investor Presentation dated January 2019.

•Reviewed BMET’s management-prepared financial statements for the nine months ended September 30, 2018.

•Reviewed BMET’s financial statements for the 11 month period ended December 31, 2016 and the year ended December 31, 2017 as audited by PricewaterhouseCoopers LLP of Vancouver, British Columbia.

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Appendix D

Fairness Opinion of Evans and Evans, Inc.

•Reviewed the report “Technical Report – The Pangeni Project Northwest Province, Republic of Zambia” prepared for BMET by African Mining Consultants Ltd. with an effective date of April 10, 2018.

•Reviewed the trading price and trading volumes of the Companies shares on the TSXV for the period July 24, 2018 (BMET Qualifying Transaction date) to February 19, 2019. As can be seen from the chart below, THMG’s trading price primarily trended downwards over the period, whereas BMET’s trading price has generally trended upwards.

•Reviewed the Companies press releases for the 18 months preceding the date of the Opinion.

•Reviewed information on mergers & acquisitions involving companies with zinc assets.

•Reviewed information on mergers & acquisitions involving copper assets and companies with primarily copper assets.

•Reviewed financial, stock and resource information on the following companies: Foran Mining Corporation; ZincX Resources Corp.; NorZinc Ltd.; Fireweed Zinc Ltd.; Kutcho Copper Corp.; Quaterra Resources Inc.; Karmin Exploration Inc.; Callinex Mines Inc.; Aston Bay Holdings Ltd.; Rathdowney Resources Ltd.; ScoZinc Mining Ltd.; and, Vendetta Mining Corp.

•Reviewed information on the zinc and copper markets from such sources as: U.S. Geological Survey, Canadian Mining News, Natural Resources Canada, London Metal Exchange, www.kitco.com, www.kitcometals.com, Transparency Market Research, Bloomberg, International Copper Study Group, Wall Street Journal, SBI Energy, Reuters, Metals Economics Group, Copper Development Association Inc., Chilean Copper Commission, Forbes, Mining.com; Wood Mackenzie; Cormark Securities; Reuters; The International Lead and Zinc Study Group; the Financial Post; the International Monetary Fund; and CRU International Limited.   In reviewing the markets as at the date of the Opinion, Evans & Evans found the following:

oZinc is the world’s fourth most-used metal, following iron, aluminum and copper. Zinc is primarily used in hot-dip galvanizing to provide steel with a corrosion-resistant coating. It’s also used to make brass, build batteries and to provide dietary mineral supplements.

oChina is the world’s leading producer and consumer of zinc. However, in the past two years, China has instituted environmental reforms that have resulted in production cutbacks in zinc, with some facilities shut down entirely. Chinese smelter production also declined significantly in 2018.

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Appendix D

Fairness Opinion of Evans and Evans, Inc.

oIn the fourth quarter of 2018, The International Monetary Fund (“IMF”) cut China's 2019 growth forecast to 6.2% from 6.4%, slightly lower than its estimate of 2018 actual growth of 6.6%. Reduced economic growth in China impacts both the zinc and copper markets. Globally, IMF is forecasting economic growth for 2018 and 2019 at 3.7%, down from its earlier forecasts of 3.9% for both years.

oIn 2018, the zinc market saw supply to slow and inventories decline, however prices did not respond, with zinc prices declining 24% between January and mid- December 2018. Industry analysts noted that U.S. trade wars, particularly with China, negatively impacted zinc prices in 2018.

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Appendix D

Fairness Opinion of Evans and Evans, Inc.

oThe International Lead and Zinc Study Group (“ILZSG”) is forecasting global mine production to increase by 6.4% in 2019, with refined output growth accelerating from 1.4% in 2018 to 3.0%. In October of 2018, the ILZSG increased its expected global supply deficit for 2018 to 322,000 tonnes from the 263,000 tonnes forecast in April.

oGlobal consumption of copper increased in 2018 over 2017 and 2019 estimates are for a continued 2% to 2.5% growth rate. Copper demand is expected to see steady growth over the next several years, driven by demand from the power industry, rising electric vehicle production and a positive global economic climate. Both electric vehicles and the infrastructure to support electric vehicles are expected to have a positive impact on the demand for copper.

oChina remains the world’s largest consumer of copper, but demand has slowed in China over the past several years. If trade relations between the United States and China improve, the impact on China’s manufacturing sector is expected to be positive.

oChile is the world’s largest producer of copper is expected to see production increases in 2019.   According to report by Fitch Solutions Macro Research (“Fitch”), global copper production will increase by an average annual rate of 3.6% over 2018-2027 as a number of key new projects and expansions come online.

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Fairness Opinion of Evans and Evans, Inc.

oCopper prices have generally been trending up in 2019 however they continue to be below the highs seen in early 2018 when copper prices exceeded US$3.20 per pound.

•Limitation and Qualification: Evans & Evans did not visit any of the mineral resource properties referenced in the Opinion. Evans & Evans has, therefore, relied on management’s disclosure with respect to the properties / operations of the Companies and the various technical reports outlined in section 3.0 above.

4.0Prior Valuations

4.01THMG has represented to Evans & Evans that there have been no formal valuations or appraisals relating to the THMG, SMMI or the Property made in the preceding three years which are in the possession or control of the Companies.

5.0Conditions and Restrictions

5.01The Opinion may not be issued to anyone, nor relied upon by any party beyond the Committee and the THMG Board. The Opinion may be referenced and/or included in THMG’s information circular and may be submitted to the THMG Shareholders.

5.02The Opinion may not be issued to any international stock exchange and/or regulatory authority beyond the TSXV.

5.03The Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, nor stock exchanges, or other regulatory authorities, nor any Canadian or international tax authority. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter.

5.04Any use beyond that defined above is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above.

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5.05The Opinion should not be construed as a formal valuation or appraisal of THMG, SMMI, BMET or any of their securities or assets. Evans & Evans, has, however, conducted such analyses as we considered necessary in the circumstances.

5.06In preparing the Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data publicly disseminated by the Companies.  Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Opinion has also been used.

The Opinion is based on: (i) our interpretation of the information which the Companies, as well as their representatives and advisers, have supplied to-date; (ii) our understanding of the terms of the Option Agreement; and (iii) the assumption that the Option Agreement will be consummated in accordance with the expected terms.

5.07The Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Opinion.  It is understood that subsequent developments may affect the conclusions of the Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Opinion.

5.08Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Opinion however occasioned.

5.09Evans & Evans is expressing no opinion as to the price at which any securities of THMG or BMET will trade on any stock exchange at any time.

5.10Evans & Evans is expressing no opinion as to whether any alternative transaction might have been more beneficial to the shareholders of THMG.

5.11Evans & Evans reserves the right to review all information and calculations included or referred to in the Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of this Opinion.

5.12In preparing the Opinion, Evans & Evans has relied upon a letter from management of THMG confirming to Evans & Evans in writing that the information and management's representations made to Evans & Evans in preparing the Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Opinion.

5.13Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and

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Fairness Opinion of Evans and Evans, Inc.

analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Evans & Evans’ conclusions as to the fairness, from a financial point of view, to the THMG Shareholders of the Option Agreement were based on its review of the Option Agreement taken as a whole, in the context of all of the matters described under “Scope of Review”, rather than on any particular element of the Option Agreement or the Option Agreement outside the context of the matters described under “Scope of Review”. The Opinion should be read in its entirety.

5.14Evans & Evans and all of its Principal’s, Partner’s, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Opinion.

6.0Assumptions

6.01In preparing the Opinion, Evans & Evans has made certain assumptions as outlined below.

6.02With the approval of THMG and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions  and  representations  obtained  by  it from public  sources  or  provided  by  the Companies or their affiliates or any of their respective officers, directors, consultants, advisors or representatives (collectively, the “Information”). The Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

6.03Senior officers of THMG represented to Evans & Evans that, among other things: (i) the Information (other than estimates or budgets) provided orally by, an officer or employee of THMG or in writing by THMG (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to THMG, its affiliates or the Option Agreement, for the purposes of the Engagement Letter, including in particular preparing the Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and did not, and does not, contain any untrue statement of a material fact in respect of THMG, its affiliates or the Option Agreement and did not and does not omit to state a material fact in respect THMG, its affiliates or the Option Agreement that is

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Appendix D

Fairness Opinion of Evans and Evans, Inc.

necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) with respect to portions of the Information that constitute financial estimates or budgets, they have been fairly and reasonably presented and reasonably prepared on bases reflecting the best currently available estimates and judgments of management of THMG or their associates and affiliates as to the matters covered thereby and such financial estimates and budgets reasonably represent the views of management of THMG; and (iii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of THMG or any of its affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Opinion.

6.04In preparing the Opinion, we have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Option Agreement will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Option Agreement are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any Information Circular provided to shareholders with respect to THMG, BMET and the Option Agreement will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Option Agreement. Although Evans & Evans believes that the assumptions used in preparing the Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

6.05The Companies and all of their related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Opinion that would affect the evaluation or comment.

6.06As at September 30, 2018 all assets and liabilities of THMG and BMET have been recorded in their accounts and financial statements and follow International Financial Reporting Standards.

6.07There were no material changes in the financial position of the Companies between the date of their financial statements and February 20, 2019 (i.e., the Date of Review) unless noted in the Opinion.

6.08Public disclosure made by the Companies as to the number of shares outstanding are accurate.

7.0Fairness Considerations

7.01In considering fairness, from a financial point of view, Evans & Evans considered the Option Agreement from the perspective of the THMG Shareholders as a group and did not consider the specific circumstances of any particular shareholder, including with regard to income tax considerations.

7.02In considering fairness of the Option Agreement, from a financial point of view, Evans & Evans considered the following.

a. A review of THMG’s trading prices over the 10, 30, 90 and 180 trading days preceding the Date of Review. Evans & Evans reviewed THMG’s trading price on the TSXV and the OTCQB. Evans & Evans found THMG’s shares traded more actively on the OTCQB than the TSXV and therefore focused the analysis on the OTCQB. As can be seen from the table below, THMG’s trading price had been declining over the six months preceding the date of this Opinion.

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

Trading Price - US$ (OTCQB)	Fe bruary 19, 2019
	Minimum	Ave rage	M aximum
10-Days Preceding	$0.08	$0.08	$0.09
30-Days Preceding	$0.08	$0.08	$0.09
90-Days Preceding	$0.04	$0.10	$0.12
180-Days Preceding	$0.04	$0.11	$0.18

In undertaking the share price analysis, the authors of the Opinion deemed it necessary to examine the trading history of THMG to determine the actual ability of the THMG Shareholders to realize the implied value of their shares (i.e., sell).

As can be seen from the table below, in the 90 trading days preceding the Date of Review approximately 210,000 common shares of THMG were traded on the OTCQB. Shares traded on only 78 of 180 trading days on the OTCQB as compared to 15 days on the TSXV. In total, less than 2.0% of THMG’s shares traded on the OTCQB over

180 trading days. Thus the ability of a large number of THMG Shareholders receiving the current market price is limited.

Trading Volume
	Minimum	Ave rage	M aximum	Total	%
10-Days Preceding	0	2,090	9,800	20,900	0.0%
30-Days Preceding	0	973	9,800	29,200	0.1%
90-Days Preceding	0	2,330	113,800	209,700	0.4%
180-Days Preceding	0	5,715	158,700	1,028,700	1.8%

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

b.A review of BMET’s trading prices over the 10, 30, 90 and 180 trading days preceding the Date of Review. BMET’s average share price increased from $0.22 to $0.28 per share over the 180 trading days prior to the Date of Review.

Trading Price - C$	Fe bruary 19, 2019
	Minimum	Ave rage	M aximum
10-Days Preceding	$0.27	$0.28	$0.30
30-Days Preceding	$0.22	$0.26	$0.30
90-Days Preceding	$0.22	$0.25	$0.30
180-Days Preceding	$0.18	$0.22	$0.30

Evans & Evans reviewed the trading volumes of BMET shares on the TSXV to test the reasonableness of using the BMET trading price as the proxy for the fair value of the Consideration Shares to be issued per the Option Agreement. As can be seen from the table below, there is not significant liquidity in the trading of BMET shares, with only

3.3% of BMET’s issued and outstanding shares trading over a 90-day period. However, as of September 30, 2018, BMET reported that approximately 14 million BMET common shares (20% of the issued and outstanding shares) were subject to escrow conditions, being released every six months through to July 2021. Further the longer-term liquidity would have been impacted by the financing completed in July of

2018. In July of 2018, BMET issued 11.2 million common shares in a financing and such shares were subject to a four-month hold period.

Trading Volume	Minimum	Ave rage	Maximum	Total	%
10-Days Preceding	0	26,150	80,000	261,500	0.4%
30-Days Preceding	0	42,767	173,000	1,283,000	1.9%
90-Days Preceding	0	45,404	249,371	2,249,000	3.3%
180-Days Preceding	0	34,428	386,000	6,196,950	9.1%

c.A review of transaction premiums in the resource market.    In Evans & Evans’ experience, transaction premiums in the resource market are generally in the range of 30% to 50% above trading price.

d.Consideration of the financial position of the Companies as at the date of the Opinion.  As of September 30, 2018, THMG had approximately US$30,000 in cash and approximately US$1.6 million in current liabilities. THMG does not have sufficient funds to maintain operations or to advance the Property, without completing an equity or debt financing.

As at September 30, 2018, BMET had approximately $1.3 million in cash and less than $200,000 in current liabilities. BMET does however have exploration commitments on the Pangeni Project of nearly $3.0 million. It is the view of Evans & Evans that BMET will require external financing within the next 12 months to meet its existing

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

exploration commitments and the funding commitments under the Option Agreement. There is no assurance such financing will be non-dilutive to existing BMET shareholders.

e. A review of the value of THMG, and by proxy its primary asset the interest in SMMI and the Property, as implied by recent equity financings. On April 27, 2018 THMG closed a privately placement of US$357,000 at an implied value of US$8.1 million. Between the completion of the April 2018 financing and the Date of Review, the trading price of THMG’s shares have declined by approximately 37%.

Thunde r Mountain Gold, Inc. April 27, 2018 Financing
Units Issued	2,550,000
Price Per Unit - US$	$0.14
Gross Proceeds - US$	$357,000
Shares Outstanding Prior to Financing	55,095,579
Shares Outstanding After Financing	57,645,579
% of Outstanding Shares Issued in Financing	4.42%
Implied Value of 100% - US$	$8,070,381
Implied Value of 100% - C$	$10,370,000

f. A review of the value of BMET as implied by recent equity financings.   In July of 2018, BMET completed a $2.2 million financing which implied a value for BMET at that time of approximately $13.6 million. Between the completion of the July 2018 financing and the Date of Review, BMET’s trading price has increased by approximately 32.5%.

BeMetals Corp. July 2018 Private Placement
Shares Issued	11,200,000
Price Per Share	$0.20

Gross Proceeds	$2,240,000
Shares Outstanding Prior to Financing	56,798,577
Shares Outstanding After Financing	67,998,577
% of Outstanding Shares Issued in Financing	16.47%

Implied Value of 100%	$13,599,715

g.A review of the total consideration to be received under the Option Agreement, assuming exercise of the Option, based on four scenarios.  The four scenarios

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

considered differing Tranche 6 Value Payments based on the potential NPV of the Property as calculated in a PEA and the market capitalization of BMET. In undertaking this analysis, Evans & Evans considered a range of NPV for the Property based on management calculations to-date. In undertaking this analysis, Evans & Evans found the total implied consideration exceeded the current market value of THMG.

h. A review of the value for the Property based on a multiple of enterprise value to National Instrument 43-101 reserves and resources3.   Evans & Evans found in its analysis that the potential consideration to be received under the Option Agreement exceeded the value implied for the Property based on current market multiples of guideline public companies.

Company	Ticke r	Exchange	Proje ct Location	EV		EV / Re s ource s
Foran Mining Corporation	FOM	TSXV	Canada		36.28	0.030
ZincX Resources Corp.	ZNX	TSXV	Canada		31.51	0.007
NorZinc Ltd.	NZC	TSX	Canada		16.30	0.006
Fireweed Zinc Ltd.	FWZ	TSXV	Canada		17.00	0.004
Kutcho Copper Corp.	KC	TSXV	Canada		35.04	0.030
Karmin Exploration Inc.	KAR	TSXV	Brazil & Peru		55.59	0.008
Callinex Mines Inc.	CNX	TSXV	Canada		4.16	0.004
Rathdowney Resources	RTH	TSXV	Ireland,Poland		24.55	0.017
ScoZinc Mining Ltd.	SZM	TSXV	NS		2.37	0.003
Vendetta Mining Corp.	VTT	TSXV	Australia		20.18	0.035
					Ave rage	0.014
Canadian Dollars Millions					Median	0.007
EV = Market Capitalization Less Cash Plus Debt / Preferred / Minority Interest					Min	0.004
Re sources = P&P + M&I + 50% of Inferred					Max	0.030

i.A review of the value implied for the Property based on mergers & acquisitions involving zinc assets or companies with primarily zinc assets.   Evans & Evans found in its analysis that the potential consideration received under the Option Agreement exceeded the value implied for the Property based on recent mergers & acquisitions.

j.A review of the price to NPV of companies with advanced stage exploration zinc properties to assess the reasonableness of the Tranche 6 Value Payment.  The Tranche

6 Value Payment includes a multiple of 0.2 x the NPV of the Property as calculated in a PEA. Evans & Evans reviewed the Enterprise Value (“EV”) to NPV multiple of nine companies whose shares trade on the Toronto Stock Exchange (“TSX”) and the TSXV and found the average and median multiples to be 0.09 x.

8.0Fairness Conclusions

8.01Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion, as of the date hereof and the Date of Review, that the terms of the Option

_____________________

3 In calculating reserves and resources for the Property and guideline companies, Evans & Evans considered 100%

of reserves and measured and indicated resources and 50% of inferred resources.

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

Agreement, as outlined in section 1.03, are fair, from a financial point of view, to the THMG Shareholders.

8.02Evans & Evans did consider the following quantitative and qualitative issues which shareholders might consider when reviewing the Option Agreement. Evans & Evans has not attempted to quantify the qualitative issues.

a.As part of the Option Agreement, BMET will invest US$250,000 in THMG through the purchase of THMG common shares at a deemed price of US$0.10 per share (the “BMET Investment”).  In the 30 trading days preceding the Date of Review, THMG’s common shares traded at an average price of US$0.08 per share on the OTCQB. The BMET Investment is being undertaken at an approximate 23% premium to the current market price.   The BMET Investment is also less dilutive to existing THMG shareholders because there is no warrant attached.   The most recent financing completed by THMG was a unit financing, with each unit consisting of one common share and one-half of a warrant to purchase a common share.

b.Related to the point above, the BMET Investment and Tranche 3 through 6 cash payments will provide sufficient funds to maintain THMG without a significant equity financing. Given the current trading price of THMG any equity financing would be highly dilutive to existing THMG shareholders.

c. As part of the Option Agreement, BMET will enter into the Management Agreement, which effectively reduces THMG’s operating budget as THMG has been funding SMMI over the past 18 months.

d. While BMET’s shares are not significantly more liquid than THMG, the BMET share price has been trending upwards over the past nine months. The Consideration Shares enable THMG and its shareholders to participate in the potential continued appreciation of BMET.

e.Related to the point above, BMET with the options on both the Property and the Pangeni Project is more diversified than THMG as a stand-alone entity.

f.There is no assurance BMET will have sufficient funds to advance both the Pangeni Project and the Property. However, it should be noted the management and directors of BMET have demonstrated their ability to securing financing for exploration properties in the past.

g.The NPV of the total consideration to THMG under the Option Agreement, based on a scenario analysis exceeds the value implied for the Property based on guideline company multiples and mergers & acquisitions metrics.

h. The NPV multiple used to calculate the Tranche 6 Value Payment represents a premium of 44.8% to over 500% of the multiple currently being realized in the market by zinc exploration companies.

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans, Inc.

	Min	Max	Ave rage	Me dian
Guideline Companies Transaction Multiple	0.03 (x) 0.20 (x)	0.14 (x) 0.20 (x)	0.09 (x) 0.20 (x)	0.09 (x) 0.20 (x)
Transaction Premium	515.2%	44.8%	124.3%	115.2%

i.If BMET does not make the payments outlined in the Option Agreement, THMG retains ownership of SMMI and the Property. The length of the Option term is two years, which is relatively short, and it is unlikely THMG as a stand-alone would be able to significantly advance the Property over this period.

j.THMG has been actively seeking a strategic partner of acquirer of the Property over the past 12 months. Evans & Evans reviewed alternative transactions and found the terms of the Option Agreement were favourable relative to alternative transactions in which the other party had sufficient resources to complete a transaction.

9.0  Qualifications & Certification

9.01 The Opinion preparation was carried out by Jennifer Lucas and thereafter reviewed by

Michael Evans.

Mr. Michael A. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans, Inc. in 1988. For the past 32 years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period, he has been involved in the preparation of over 2,500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales.

Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master’s degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (CFA), Chartered Business Valuator (CBV) and Accredited Senior Appraiser. Mr. Evans is a member of the CFA Institute, the Canadian Institute of Chartered Business Valuators (“CICBV”) and the American Society of Appraisers (“ASA”).

Ms. Jennifer Lucas, MBA, CBV, ASA, Partner, joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries.   Since joining Evans & Evans Ms. Lucas has been involved in writing and

EVANS & EVANS, INC

Appendix D

Fairness Opinion of Evans and Evans

reviewing over 1,500 valuation and due diligence reports for public and private transactions.

Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. She is a member of the CICBV and the ASA.

9.02The analyses, opinions, calculations and conclusions were developed, and this Opinion has been prepared in accordance with the standards set forth by the Canadian Institute of Chartered Business Valuators.

9.03The authors of the Opinion have no present or prospective interest in the Companies, the Property, or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.

Yours very truly,

EVANS & EVANS, INC.

EVANS & EVANS, INC

Appendix E - Thunder Mountain Gold Inc. 2018 10K

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2018

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                               to

Commission file number: 001-08429

Thunder Mountain Gold, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	91-1031015
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11770 W. President Dr., Ste. F
Boise, Idaho	83713
(Address of Principal Executive Offices)	(Zip Code)

(208) 658-1037

(Registrant’s Telephone Number, including Area Code)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:  None

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: Common stock, Par Value $0.001

                       (Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes ☐  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.

Yes ☐  No ☒

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 229.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   Yes ☒  No ☐

Indicate by checkmark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of III of this Form 10-K or any amendment to the Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company.  See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐   Accelerated Filer ☐   Non-Accelerated Filer ☐   Smaller Reporting Company  ☒ Emerging Growth Company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).  Yes ☐  No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrants most recently completed second fiscal quarter:  $ 5,709,944 as of June 30, 2018.

The number of shares of the Registrant’s Common Stock outstanding as of March 14, 2019, was 57,633,879

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

THUNDER MOUNTAIN GOLD, INC.

Form 10-K

December 31, 2018

PART I225

ITEM 1 - DESCRIPTION OF BUSINESS225

ITEM 1A - RISK FACTORS227

ITEM 1B - UNRESOLVED STAFF COMMENTS230

ITEM 2 - DESCRIPTION OF PROPERTIES230

ITEM 3. &NBSP;LEGAL PROCEEDINGS.235

ITEM 4. &NBSP;MINE SAFETY DISCLOSURES235

PART II236

ITEM 5 - MARKET FOR REGISTRANT'S COMMON STOCK, RELATED STOCKHOLDER

MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES236

ITEM 6 - SELECTED FINANCIAL DATA237

ITEM 7 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS237

ITEM 7A - QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK240

ITEM 8 - FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA241

ITEM 9 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING

AND FINANCIAL DISCLOSURE256

ITEM 9A - CONTROLS AND PROCEDURES256

ITEM 9B - OTHER INFORMATION256

PART III257

ITEM 10 - DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE257

ITEM 11 - EXECUTIVE COMPENSATION261

ITEM 12 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS263

ITEM 13 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR

INDEPENDENCE264

ITEM 14 - PRINCIPAL ACCOUNTING FEES AND SERVICES265

PART IV266

ITEM 15 – EXHIBITS, FINANCIAL STATEMENT SCHEDULES266

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

PART I

Cautionary Statement about Forward-Looking Statements

This Annual Report on Form 10-K includes certain statements that may be deemed to be “forward-looking statements.”  All statements, other than statements of historical facts, included in this Form 10-K that address activities, events or developments that our management expects, believes or anticipates will or may occur in the future are forward-looking statements.  Such forward-looking statements include discussion of such matters as:

The amount and nature of future capital, development and exploration expenditures;

The timing of exploration activities, and;

Business strategies and development of our Operational Plans.

Forward-looking statements also typically include words such as “anticipate”, “estimate”, “expect”, “potential”, “could” or similar words suggesting future outcomes.  These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances.  Such statements are subject to a number of assumptions, risks and uncertainties, including such factors as the volatility and level of metal prices, uncertainties in cash flow, expected acquisition benefits, exploration, mining and operating risks, competition, litigation, environmental matters, the potential impact of government regulations, many of which are beyond our control.  Readers are cautioned that forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those expressed or implied in the forward-looking statements. Except as required by law, we undertake no obligation to revise or update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Management's Discussion and Analysis is intended to be read in conjunction with the Company's financial statements and the integral notes (“Notes”) thereto for the fiscal year ending December 31, 2018.  The following statements may be forward looking in nature and actual results may differ materially.

ITEM 1 - DESCRIPTION OF BUSINESS

Company History

The Company was originally incorporated under the laws of the State of Idaho on November 9, 1935, under the name of Montgomery Mines, Inc. In April 1978 controlling interest in the Montgomery Mines Corporation was obtained by a group of the Thunder Mountain property holders who then changed the corporate name to Thunder Mountain Gold, Inc. with the primary goal to further develop their holdings in the Thunder Mountain Mining District, Valley County, Idaho.

Change in Situs and Authorized Capital

The Company moved its situs from Idaho to Nevada, but maintains its corporate offices in Garden City, Idaho. On December 10, 2007, articles of incorporation were filed with the Secretary of State in Nevada for Thunder Mountain Gold, Inc., a Nevada Corporation.  The Directors of Thunder Mountain Gold, Inc. (Nevada) were the same as for Thunder Mountain Gold, Inc. (Idaho).

On January 25, 2008, the shareholders approved the merger of Thunder Mountain Gold, Inc. (Idaho) with Thunder Mountain Gold, Inc. (Nevada), which was completed by a share for share exchange of common stock. The terms of the merger were such that the Nevada Corporation was the surviving entity.  The number of authorized shares for the Nevada Corporation is 200,000,000 shares of common stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001 per share.

The Company is structured as follows: The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation. Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc., an Idaho Corporation. South Mountain Mines, Inc. owns 75% of Owyhee Gold Territory, LLC.

We have no patents, licenses, franchises or concessions which are considered by the Company to be of importance. The business is not of a seasonal nature. Since the potential products are traded in the open market, we have no control over the competitive conditions in the industry. There is no backlog of orders.

There are numerous Federal and State laws and regulation related to environmental protection, which have direct application to

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

mining and milling activities. The more significant of these laws deal with mined land reclamation and wastewater discharge from mines and milling operations. We do not believe that these laws and regulations as presently enacted will have a direct material adverse effect on our operations.

Subsidiary Companies

On May 21, 2007, the Company filed Articles of Incorporation with the Secretary of State in Nevada for Thunder Mountain Resources, Inc., a wholly-owned subsidiary of Thunder Mountain Gold, Inc.  The financial information for the new subsidiary is included in the consolidated financial statements.

On September 27, 2007, Thunder Mountain Resources, Inc., a wholly-owned subsidiary of Thunder Mountain Gold, Inc., completed the purchase of all the outstanding stock of South Mountain Mines, Inc., an Idaho corporation.  On November 8, 2012, South Mountain Mines, Inc., (“SMMI”) a wholly owned subsidiary of Thunder Mountain Resources, Inc., which in turn is a wholly owned subsidiary of the Company, and Idaho State Gold Company II LLC (“ISGC”) formed Owyhee Gold Territory LLC (“OGT”) (aka Owyhee Gold Trust, LLC) a limited liability company (LLC).

On November 4, 2016, the Company entered into a Settlement Agreement between ISGC II and, SMMI.  This Settlement was judicially-ratified on November 9, 2016.  SMMI is the Manager and controlling Member and has 75% ownership in the OGT with ISGC II retaining 25% ownership, with a capped at $5 million net returns royalty, with SMMI maintaining total management control over the Project.

The South Mountain Property consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims.

Current Operations

Thunder Mountain Gold is a mineral exploration stage company with no producing mines.  The Company intends to remain in the business of exploring for mining properties that have the potential to produce gold, silver, base metals and other commodities.

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals. Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years, upon certain conditions extendable to three years, with BeMetals required to issue a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. Upon Tranche 2, BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI, and BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $1,100,000 over the 24 months of the Option Agreement. The first Tranche of $100,000 has been paid to the Company. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.  The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time; and the greater of either:

A.$10 million; or

B.20% the net present value of the South Mountain Project as calculated in a PEA

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.  There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Reports to Security Holders

The Registrant does not issue annual or quarterly reports to security holders other than the annual Form 10-K and quarterly Forms 10-Q as electronically filed with the SEC.  Electronically filed reports may be accessed at www.sec.gov.  Information may be obtained on the operation of the Public Reference Room by calling the SEC at 1 (800) SEC-0330.

ITEM 1A - RISK FACTORS

Our business, operations, and financial condition are subject to various risks. This is particularly true since we are in the business of conducting exploration for mineral properties that have the potential for discovery of economic mineral resources.  We urge you to consider the following risk factors in addition to the other information contained in, or incorporated by reference into, this Annual Report on Form 10-K.

We have no income and resources and we expect losses to continue for at least the next two years.

Our only continuing source of funds is through sales of equity positions received from investors, which may not be sufficient to sustain our operations.  Any additional funds required would have to come from the issuance of debt, the sale of our common stock, or sale of a property interest.  There is no guarantee that funds would be available from either source.  If we are unsuccessful in raising additional funds, we will not be able to develop our properties and will be forced to liquidate assets.

We have no proven reserves.

We have no proven reserves at any of our properties. We only have indicated and inferred, along with assay samples at South Mountain; and assay samples at some of our other exploration properties.

We believe that we have the ability to continue as a going concern

We have never generated net income from our exploration efforts, and we have incurred significant net losses in each year since inception. Our accumulated deficit as of December 31, 2018, was $6,833,610. We expect to continue to incur substantial additional losses for the foreseeable future, and we may never become profitable. Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to locate and ultimately extract our proven or probable precious metals reserves, if any, our ability to generate positive net revenues and our ability to reduce our operating costs.

Based upon current plans, Thunder Mountain Gold management is confident that the Company will have the financial strength and opportunities to meet its financial obligations for the next 12 months.  Factors considered substantiating this conclusion include:

A.The recent Option Agreement for the South Mountain Project with BeMetals Corp. positions the Company for cash infusions, as well as equity considerations, that will more than cover the Company`s financial obligations for the next 12 months, and

B.The ability to raise additional equity capital based upon the success of the exploration and development conducted by BeMetals during this option period, and

C.The Officers of the Company and their willingness to fund any liabilities not currently covered by the Company, and finally,

D.The potential for additional strategic partnerships and funding surrounding the Company`s Trout Creek Project in Nevada, by which discussions are currently being held.

While there is much work to do, it is important to note that in the event that the BeMetals Corp. does not exercise their Option under the agreement in the next 24 – 36 months, that there is a backup interest in financing from other entities that have been evaluating the Project.

Our financial statements, for the year ended December 31, 2018 were audited by our independent registered public accountants, whose report includes an explanatory paragraph stating that the financial statements have been prepared assuming we will continue as a going concern and that we have incurred operating losses since inception.

We believe that there is no doubt about our ability to continue as a going concern, even though our total accumulated deficit of $6,833,610 as of December 31, 2018.  Our plans for our continuation as a going concern include financing our operations through sales of unregistered common stock and the exercising of stock options by our officers, directors and originators. If we are not successful with our plans, equity holders could then lose all or a substantial portion of their investment.

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Thunder Mountain Gold Inc. 2018 Form 10-K

At December 31, 2018, we had current assets of $33,135.  We are planning to raise additional funds in 2019 to meet our current operating and capital requirements for the next 12 months and beyond. However, we have based this estimate on assumptions that may prove to be wrong, and we cannot assure that estimates and assumptions will remain unchanged. For the year ended December 31, 2018 net cash used for operating activities was $280,323.  Our future liquidity and capital requirements will depend on many factors, including timing, cost and progress of our exploration efforts, our evaluation of, and decisions with respect to, our strategic alternatives, and costs associated with the regulatory approvals. If it turns out that we do not have enough money to complete our exploration programs, we will try to raise additional funds from public offerings, private placements or loans.

We know that additional financing will be required in the future to fund our planned operations. We do not know whether additional financing will be available when needed or on acceptable terms, if at all. If we are unable to raise additional financing when necessary, we may have to delay our exploration efforts or any property acquisitions or be forced to cease operations. Collaborative arrangements may require us to relinquish our rights to certain of our mining claims.

Our exploration efforts may be adversely affected by metals price volatility causing us to cease exploration efforts.

We have no earnings. However, the success of any exploration efforts is derived from the price of metal prices that are affected by numerous factors including: 1) expectations for inflation; 2) investor speculative activities; 3) relative exchange rate of the U.S. dollar to other currencies; 4) global and regional demand and production; 5) global and regional political and economic conditions; and 6) production costs in major producing regions. These factors are beyond our control and are impossible for us to predict.

There is no guarantee that current favorable prices for metals and other commodities will be sustained. If the market prices for these commodities weaken, we will temporarily suspend or cease exploration efforts.

The BeMetals Option Agreement may be adversely affected by exploration results, or adversely affected by metals price volatility causing us to cease exploration efforts.  Consideration to be received by the Company is highly contingent upon future events.

There is no guarantee that the BeMetals Option Agreement will be exercised. This Agreement, and associated payments to the Company, are a contingent consideration, and may be terminated at any time by BeMetals during the Option period.  The completion and exercise of the BeMetals Option Agreement is affected by the success of BeMetals exploration efforts is contingent upon 1) certain conditions precedent; 2) the price of metals that are affected by numerous factors including inflation, investor speculative activities, relative exchange rate of the U.S. dollar to other currencies, global and regional demand and production, global and regional political and economic conditions, and production costs in major producing regions. These factors are beyond our control and are impossible for us to predict.

There is no guarantee that the BeMetals consideration shares, in the event BeMetals Corp. elects to use its shares as consideration, that may be issued to the Company will be tradeable or liquid, and the future valuation is subject to significant uncertainty and cannot be determined at this time. The amount of consideration shares is dependent upon the results of BeMetals Corp. exploration results, and the corresponding Preliminary Economic Analysis (PEA) that BeMetals Corp. will produce.  The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.

There is no guarantee that current prices for metals and other commodities will be sustained. If the market prices for these commodities weaken, then the BeMetals Option Agreement may not be exercised.

Our mineral exploration efforts may not be successful.

Mineral exploration is highly speculative. It involves many risks and often does not produce positive results. Even if we find a valuable mineral deposit, it may take many additional years or more before production is possible because of the need for additional detailed exploration, pre-production studies, permitting, financing, construction and start up.

During that time, it may not be economically feasible to produce those minerals. Establishing ore reserves requires us to make substantial capital expenditures and, in the case of new properties, to construct mining and processing facilities. As a result of these costs and uncertainties, we will not be able to develop any potentially economic mineral deposits.

We face strong competition from other mining companies for the acquisition of new properties.

If we do find an economic mineral reserve, and it is put into production, it should be noted that mines have limited lives and as a result, we need to continually seek to find new properties. In addition, there is a limited supply of desirable mineral lands available in the United States or elsewhere where we would consider conducting exploration activities. Because we face strong competition

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Thunder Mountain Gold Inc. 2018 Form 10-K

for new properties from other exploration and mining companies, some of whom have greater financial resources than we do, we may be unable to acquire attractive new mining properties on terms that we consider acceptable.

Mining operations may be adversely affected by risks and hazards associated with the mining industry.

Mining operations involve a number of risks and hazards including: 1) environmental hazards; 2) political and country risks; 3) industrial accidents; 4) labor disputes; 5) unusual or unexpected geologic formations; 6) high wall failures, cave-ins or explosive rock failures, and; 7) flooding and periodic interruptions due to inclement or hazardous weather conditions.  Such risks could result in: 1) damage to or destruction of mineral properties or producing facilities; 2) personal injury; 3) environmental damage; 4) delays in exploration efforts; 5) monetary losses, and; 6) legal liability.

We have no insurance against any of these risks. To the extent we are subject to environmental liabilities, we would have to pay for these liabilities. Moreover, in the event that we ever become an operator of a mine, and unable to fully pay for the cost of remedying an environmental problem, should it occur, we might be required to suspend operations or enter into other interim compliance measures.

Because we are small and do not have much capital, we must limit our exploration. This may prevent us from realizing any revenues, thus reducing the value of the stock and you may lose your investment as a result.

Because our Company is small and does not have much capital, we must limit the time and money we expend on exploration of interests in our properties. In particular, we may not be able to: 1) devote the time we would like to exploring our properties; 2) spend as much money as we would like to exploring our properties; 3) rent the quality of equipment or hire the contractors we would like to have for exploration; and 4) have the number of people working on our properties that we would like to have.  By limiting our operations, it may take longer to explore our properties. There are other larger exploration companies that could and may spend more time and money exploring the properties that we have acquired.

We will have to suspend our exploration plans if we do not have access to all the supplies and materials we need.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, like dynamite, and equipment like bulldozers and excavators that we might need to conduct exploration. We have not attempted to locate or negotiate with any suppliers of products, equipment or materials. We will attempt to locate products, equipment and materials after we have conducted preliminary exploration activities on our properties. If we cannot find the products and equipment we need in a timely manner, we will have to delay or suspend our exploration plans until we do find the products and equipment we need.

We face substantial governmental regulation and environmental risks, which could prevent us from exploring or developing our properties.

Our business is subject to extensive federal, state and local laws and regulations governing mining exploration development, production, labor standards, occupational health, waste disposal, use of toxic substances, environmental regulations, mine safety and other matters. New legislation and regulations may be adopted at any time that results in additional operating expense, capital expenditures or restrictions and delays in the exploration, mining, production or development of our properties.

The Company has recorded $65,000 of liabilities in Accrued Reclamation cost regarding the South Mountain Mine project. Various laws and permits require that financial assurances be in place for certain environmental and reclamation obligations and other potential liabilities. Once we undertake any trenching or drilling activities, a reclamation bond and a permit will be required under applicable laws. Currently, we have no obligations for financial assurances of any kind, and are unable to undertake any trenching, drilling, or development on any of our properties until we obtain financial assurances pursuant to applicable regulations to cover potential liabilities.

If we fail to maintain an effective system of internal controls, we may not be able to detect fraud or report our financial results accurately, which could harm our business and we could be subject to regulatory scrutiny.

Internal control systems provide only reasonable assurance that fraud and errors will be detected within the normal course of operations.   Company’s management believes that its internal controls are effective and commensurate for the size and scope of the business being conducted by the Company. The Company realizes the need to be proactive in this area and continues to evaluate ways for improving internal controls and weaknesses that are practical and cost effective for the size, structure, and future existence of our organization.    The Company’s Chief Financial Officer initiates and records all transactions. The transactions are reviewed and approved by the Company’s President and CEO and reviewed by the Company’s Audit Committee. Capital Items and expenditures more than $5,000 must be approved by the Board of Directors, even if it is a line item in a Board Approved Budget. In addition, The Company has a Corporate Code of Business Conduct and Ethics (the "Code") which is acknowledged by

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Thunder Mountain Gold Inc. 2018 Form 10-K

officers and directors.  This Corporate Governance applies to Thunder Mountain Gold Inc. and its subsidiaries (collectively, the "Company").

ITEM 1B - UNRESOLVED STAFF COMMENTS

Not required for smaller reporting companies.

ITEM 2 - DESCRIPTION OF PROPERTIES

The Company, including its subsidiaries, owns rights to claims and properties in the mining areas of Nevada and Idaho, which includes its South Mountain Property in Idaho, and its Trout Creek Property in Nevada.

The Company owns 100% of the outstanding stock of Thunder Mountain Resources, Inc., a Nevada Corporation. Thunder Mountain Resources, Inc. owns 100% of the outstanding stock of South Mountain Mines, Inc. (SMMI), an Idaho Corporation., Inc. Thunder Mountain Resources, Inc. completed the direct purchase of 100% ownership of South Mountain Mines, Inc. on September 27, 2007, which consisted of 17 patented mining claims (approximately 327 acres) located in Owyhee County in southwestern Idaho.   After the purchase, Thunder Mountain Resources staked 21 unpatented lode mining claims and obtained mineral leases on 545 acres of adjoining private ranch land.

The current land package at South Mountain consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims.

All holdings are in the South Mountain Mining District, Owyhee County, Idaho.

The Company’s plan of operation for the next twelve months, subject to business conditions, will be to continue to advance the South Mountain Project, including continued baseline environmental and engineering work necessary to complete a Preliminary Economic Analysis, and work on advancing the Trout Creek Project, Lander County, Nevada.

South Mountain Project, Owyhee County, Idaho

The South Mountain Project is considered an advanced stage, high-grade zinc-silver exploration or pre-development project. The land package at South Mountain consists of a total of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining lode claims covering approximately 290 acres, and approximately 489 acres of leased private land. In addition, the project owns 360 acres of private land (mill site) not contiguous with the mining claims. All holdings are located in the South Mountain Mining District, Owyhee County, Idaho.

The property is located approximately 70 air miles southwest of Boise, Idaho and approximately 24 miles southeast of Jordan Valley, Oregon. It is accessible by highway 95 driving south from the Boise area to Jordan Valley Oregon, then by traveling southeast approximately 22 miles back into Idaho, via Owyhee County road that is dirt and improved to within 4 miles of historic mine site. The last 4 miles up the South Mountain Mine road are unimproved dirt road. The property is accessible year-round to within 4 miles of the property, where the property is accessible from May thru October without plowing snow. There is power distribution within 4 miles of the site as well. The climate is considered high desert. The Company has water rights on the property, and there is a potable spring on the property that once supplied water to the main camp.

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals.   Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA"), prepared by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

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Thunder Mountain Gold Inc. 2018 Form 10-K

Property History

The limited historic production peaked during World War II when, based on smelter receipts, the production of direct shipped ore totaled 53,653 tons containing 3,118 ounces of gold, 566,439 ounces of silver, 13,932 pounds of copper, 2,562,318 pounds of lead and 15,593,061 pounds of zinc.  In addition to the direct-ship ore, a flotation mill was constructed and operated during the late-1940s and early-1950s.

Metal	Grade	Total Metal
Gold Silver Copper Lead Zinc	0.058 opt 10.6 opt 1.4% 2.4% 14.5%	3,120 ozs 566,440 ozs 1,485,200 lbs 2,562,300 lbs 15,593,100 lbs

Anaconda Crude Ore Shipments: 1941-1953 Total Tons:  53,653

South Mountain Mines Inc. (an Idaho Corporation) owned the patented claims from 1975 to the time the Company purchased the entity in 2007. They conducted extensive exploration work including extending the Sonneman Level by approximately 1,500 feet to intercept the down-dip extension of the Texas sulfide mineralization mined on the Laxey Level approximately 400 feet up-dip from the Sonneman.  High grade sulfide mineralization was intercepted and confirmed on the Sonneman Extension.  In 1985 South Mountain Mines Inc. completed a feasibility study based on historic and newly developed ore zones exposed in their underground workings and drilling.  This resulted in a historic resource of approximately 470,000 tons containing 23,500 ounces of gold, 3,530,000 ounces of silver, 8,339,000 pounds of copper, 13,157,000 pounds of lead and 91,817,000 pounds of zinc. Although they determined positive economics, and that the resource was still open at depth with a large upside potential, the project was shut down and placed into care and maintenance.

In 2008, the Company contracted Kleinfelder, Inc., a nationwide engineering and consulting firm, to complete a technical report “Resources Data Evaluation, South Mountain Property, South Mountain Mining District, Owyhee County, Idaho”. The technical report was commissioned by Thunder Mountain Resources, Inc. to evaluate all the existing data available on the South Mountain property.  Kleinfelder utilized a panel modeling method using this data to determine potential mineralized material remaining and to make a comparison with the resource determined by South Mountain Mines in the mid-1980s.

Additional drilling and sampling will be necessary before the resource can be classified as a mineable reserve, but Kleinfelder’s calculations provided a potential resource number that is consistent with South Mountain Mines’ (Bowes 1985) reserve model.

Late in 2009, the Company contracted with Northwestern Groundwater & Geology to incorporate all the new drill and sampling data into an NI 43-101 Technical Report.  This report was completed as part of the Company’s dual listing on the TSX Venture Exchange in 2010.

In January of 2018, the Company engaged Hard Rock Consulting LLC (HRC) from Denver Colorado to update the South Mountain Project 43-101. HRC concluded that significant potential exists to increase the known mineral resource with additional drilling, as well as to upgrade existing mineral resource classifications with additional infill drilling.  HRC also determined that the conceptual geologic model is sound, and, in conjunction with drilling results, indicates that mineralization is essentially open in all directions, and is continuous between underground levels and extends to the surface.

HRC also noted that:

•THMG technical staff has thorough understanding of the geology of the South Mountain Project, and that the appropriate deposit model is being applied for exploration.

•Because the Project is largely located on and surrounded by private land, it greatly simplifies Project approvals compared to mining projects involving public lands.

•Initial metallurgical testing demonstrates that the South Mountain massive sulfide/skarn mineralization is amenable to differential flotation and concentration.

•The current mineral resource at the South Mountain Project more than sufficient to warrant continued planning and development to further advance the Project.

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Thunder Mountain Gold Inc. 2018 Form 10-K

The Technical Report was authored by Ms. J.J. Brown, P.G., SME-RM, Mr. Jeffrey Choquette, P.E., and Mr. Randy Martin, SME-RM, all of Hard Rock Consulting, each of whom is an independent qualified person for the purposes of NI 43-101 The NI 43-101 Technical Report has an effective date of April 7, 2018 and has been filed in Canada on SEDAR in accordance with NI 43-101.  The Report can be reviewed on the Company`s website at www.thundermountaingold.com.

Note to United States investors concerning estimates of measured, indicated and inferred resources.

Disclosure of the NI-43-101 has been prepared in accordance with the requirements of Canadian securities laws, including Canadian National Instrument 43-101 (“NI 43-101”), which differ from the current requirements of the U.S. Securities and Exchange Commission (“SEC”) set out in Industry Guide 7.  The Highlights of South Mountain NI-43-101 section refers to “mineral resources,” “measured mineral resources,” “indicated mineral resources,” and “inferred mineral resources.”  While these categories of mineralization are recognized and required by Canadian securities laws, they are not recognized by Industry Guide 7 and are not normally permitted to be disclosed in SEC filings.  United States investors are cautioned not to assume that all or any of measured, indicated or inferred mineral resources will ever be converted into mineral reserves.  Under Industry Guide 7, mineralization may not be classified as a “reserve” unless the mineralization can be economically or legally extracted at the time the “reserve” determination is made.  "Inferred mineral resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian reporting standards; however, Industry Guide 7 normally only permits issuers to report mineralization that does not constitute "reserves" by Industry Guide 7 standards as in-place tonnage and grade without reference to unit measures.  Accordingly, information contained in this 10-k containing descriptions of South Mountain’s mineral deposits may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements of Industry Guide 7.

Highlights of South Mountain NI-43-101 Report:

The most recent THMG drilling program was successful in defining the geometry and confirming the grades of the DMEA and Texas massive sulfide zones. Confirmed intercepts within the model include:

•DMEA core hole DM2UC13-13, returned a 91.5-foot true width intercept of 13.79% Zn, 12.75 o.p.t. Ag, 0.08 o.p.t. Au, 0.45% Cu, and 7.07% Pb;

•Texas core hole TX13-03 drilled from the surface across the zone, returned 11.8 feet true width, assaying 14.08% Zn, 9.01 o.p.t. Ag, 0.01 o.p.t. Au, 1.43% Cu, and 0.35% Pb

•DMEA core hole DM2UC13-17, includes a 42-foot true width intercept of 17.86% Zn, 2.98 o.p.t. Ag, 0.13 o.p.t. Au, 0.18% Cu, and 0.47% Pb;

•Rib channel samples across the DMEA zone on the Sonneman of 130 feet true width, assaying 16.76% Zn, 4.11 o.p.t Ag, 0.09 o.p.t. Au, 0.78% Cu, and 0.38% Pb (pg.38 of the report), including 60 feet true width intercept assaying 25.00% Zn, 3.80 o.p.t Ag, 0.130 o.p.t. Au, 0.38% Cu, and 0.41% Pb

Details of the Technical Report:

The Table below outlines the Mineral Resource Statement for the South Mountain Project as of April 7, 2018.

Mineral Resources at 6.04% ZnEq Cut-off
Classification	Zinc Equivalent Resource			Contained Metal
	Short Tons	ZnEq lbs	ZnEq %	Zn lbs	Zn%	Ag oz	Ag opt	Au oz	Au opt	Pb lbs	Pb %	Cu lbs	Cu %
	x1000	x1000		x1000		x1000		x1000		x1000		x1000
Measured	63.2	22,200	17.57	14,700	11.64	237	3.745	4.0	0.063	600	0.483	700	0.566
Indicated	106.7	37,800	17.72	21,500	10.08	576	5.398	7.0	0.066	2,100	0.983	1,600	0.766
Measured + Indicated	169.9	60,000	17.66	36,200	10.66	813	4.783	11.0	0.065	2,700	0.797	2,300	0.692
Inferred massive sulfide	363.2	120,800	16.63	70,500	9.70	2,029	5.585	16.3	0.045	8,700	1.202	5,200	0.696

Notes:

1.The effective date of the mineral resource estimate is April 7th, 2018.  The QP for the estimate is Mr. Randall K. Martin, of Hard Rock Consulting, LLC. and is independent of THMG.

2.Mineral resources that are not mineral reserves do not have demonstrated economic viability. Inferred mineral resources are that part of the mineral resource for which quantity and grade or quality are estimated on the basis of limited geologic evidence and sampling, which is sufficient to imply but not verify grade or quality continuity. Inferred mineral resources may not be converted to mineral reserves. It is reasonably expected, though not guaranteed, that the majority of Inferred mineral resources could be upgraded to Indicated mineral resources with continued exploration.

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Thunder Mountain Gold Inc. 2018 Form 10-K

3.The mineral resource is reported at an underground mining cutoff of 6.04% Zinc Equivalent Grade (“ZnEq”) within coherent wireframe models.  The ZnEq calculation and cutoff is based on the following assumptions: an Au price of $1,231/oz, Ag price of $16.62/oz, Pb price of $0.93/lb., Zn price of $1.10/lb. and Cu price of $2.54/lb.; metallurgical recoveries of 75% for Au, 70% for Ag, 87% for Pb, 96% for Zn and 56% for Cu, assumed mining cost of $70/ton, process costs of $25/ton, general and administrative costs of $7.5/ton, smelting and refining costs of $25/ton. Based on the stated prices and recoveries the ZnEq formula is calculated as follows; ZnEq = (Au grade * 43.71) + (Ag grade * 0.55) + (Pb grade * 0.77) + (Cu grade * 1.35) + (Zn grade)

4.Rounding may result in apparent differences when summing tons, grade and contained metal content. Tonnage and grade measurements are in imperial units.

The updated resource model does not include any of the remaining polymetallic massive sulfide left in the upper part of the Laxey zone. Available historic smelter records indicate that approximately 53,642 tons of polymetallic massive sulfide were mined and direct shipped, mostly from this Zone. Historical smelter records indicate zinc values averaging 14.5%, lead 2.4%, copper 1.4%, silver at 10.6 opt, and gold at 0.058 opt (Table 6-2 of the Technical Report).

Long Section View of Modeled Estimation Domains. The deposit remains open along strike and down dip in the Laxey marble as shown in Figure 7-4 of the updated NI 43-101 Report.

Schematic Long Section of South Mountain Skarn Deposits

Underground Pre-Development Work Completed Since the Previous Technical Reports

The reconstruction of the Sonneman and Laxey drifts continued successfully until January 2014 when the Project went into care and maintenance.  The Sonneman Level advanced 2,711 feet from the portal and is constructed to 12 feet by 12 feet for future development and mining. Approximately 350 feet of drift remains to be rehabilitated to reach the historic Texas massive sulfide zone located at the end of the old workings.  This advance through this zone will allow for the drill stations and underground drilling to further define the high-grade resource encountered by William Bowes group in the 1980s.

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Thunder Mountain Gold Inc. 2018 Form 10-K

The historic 2,200-foot long Laxey Level drift has been rehabilitated to 10 feet by 10 feet for approximately 720 feet.  At that point the old tunnel had recently collapsed at an intrusive dike and preparations were being made to advance through the caved area.  This old tunnel was rehabilitated and accessed along its full length in 2008, at which point it intercepted the Texas massive sulfide zone, one of many that had limited mining during and after the World War II period.  Excellent high-grade massive sulfide is exposed in this area, and the core drilling during 2013 proved its continuity between the Laxey Level and the surface, an up-dip distance of nearly 400 feet.

During the development of the Sonneman Level during 2012-2013 several massive sulfide mineralized zones were mined through.  Detailed rib sampling along some of these zones yielded the following results:

Significant THMG Channel Sample Intervals – Sonneman Drift

ID	From	To	Length	Ag (opt)	Zn %	Au (opt)	Cu %	Pb %
OGT161671-02	30.0	160.0	130.00	4.11	16.76	0.09	0.78	0.38
OGT161671-02	209.2	230.2	21.00	3.14	14.02	0.26	0.31	0.37
OGT161671-02	270.2	275.0	4.80	3.21	13.80	0.24	0.14	1.10
OGT161714-22	9.0	32.0	23.00	7.18	14.69	0.01	1.17	0.65
OGT161714-22	76.9	92.0	15.10	8.24	14.04	0.01	2.30	0.59
OGT161735-9	0.0	40.0	40.00	13.97	16.44	0.02	0.70	0.86
OGT161724-30	0.0	40.0	40.00	5.80	5.63	0.00	0.28	2.83

Underground core drilling is planned for extending and upgrading the South Mountain resource - testing the continuity and down-dip extensions of the high-grade polymetallic massive sulfide zones.  The Company plans to  core drill  the DMEA and Laxey zones to complete the confirmation and extensional drilling. Another core drill may be mobilized to focus primarily on the Texas zone to extend resources at depth beyond the current inferred resource area. In addition, there are plans to retrieve bulk samples for metallurgical test work. More than 15,000 feet (4,500 meters) have been drilled at South Mountain and included in the model. The South Mountain historic ore zones remain open down-dip on the zones encountered. The successful drilling and development work prove that the South Mountain resource continues to grow with potential to increase the resource substantially.

HRC also reviewed the data on the anomalous gold-bearing multilithic breccia that was identified by THMG conducting reconnaissance work at South Mountain.  In 2010, five holes were drilled in the anomaly for a total footage of 3,530 feet, and 705 total samples taken every five feet of drill hole. Of the 705 samples taken, 686 samples contained anomalous gold, or 97% of the samples. The highest-grade intercept ran 0.038 ounce per ton.   HRC reviewed the reports done on the breccia completed by both Kinross and Newmont; of note was Newmont’s comparison of the geology to the Battle Mountain Complex in Nevada.

Qualified Person – Edward D. Fields is the Qualified Person as defined by National Instrument 43-101 responsible for the technical data reported in this news release.

This property is without known reserves and the proposed program is exploratory in nature according to Instruction 3 to paragraph (b)(5) of Industry Guide 7. There are currently no permits required for conducting exploration in accordance with the Company`s current board approved exploration plan.

Trout Creek Project, Lander County, Nevada

The Trout Creek gold exploration project is a pediment target located along the western flank of the Shoshone Mountain Range in the Reese River Valley in Lander County, Nevada. The claim package consists of 78 unpatented mining claims (approximately 1560 acres) that are situated along a recognizable structural zone in the Eureka-Battle Mountain mineralized gold trend.  Thunder Mountain maintained a joint venture agreement with Newmont Mining on some of their adjoining mineral rights sections and aliquot parcels from 2011 thru 2016. On October 27, 2016 the Company terminated the exploration agreement with Newmont Mining Corporation to concentrate their efforts on the South Mountain Project.  The Company retained the 78-claim package by paying annual fees to BLM of $3,255 and Lander County $940 fees.

The Project is located approximately 155 air miles northeast of Reno, Nevada, or approximately 20 miles south of Battle Mountain, Nevada, in Sections 10, 11, 14, 16, 21, 22, 27; T.29N.; R.44E. Mount Diablo Baseline & Meridian, Lander County, Nevada. Latitude:   40    23’ 36” North, Longitude: 117   00’ 58” West. The property is accessible by traveling south from Battle Mountain Nevada on state highway 305, which is paved. The project is generally accessible year-round and there are no improvements on the property.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

The Trout Creek target is anchored by a regional gravity anomaly on a well-defined northwest-southeast trending break in the alluvial fill thickness and underlying bedrock.  Previous geophysical work in the 1980s revealed an airborne magnetic anomaly associated with the same structure, and this was further verified and outlined in 2008 by Company personnel using a ground magnetometer. The target is covered by alluvial fan deposits of generally unknown thickness, shed from the adjacent Shoshone Range, a fault block mountain range composed of Paleozoic sediments of both upper and lower plate rocks of the Roberts Mountains thrust.

An extensive data package on the area was made available to Thunder Mountain Gold by Newmont during the joint exploration agreement period (2011-2016) that significantly enhanced the target area. This, along with fieldwork consisting of mapping and sampling the altered and mineralized structures that can be followed through the Shoshone Range.  Of importance is that these structures align with the Cortez-Pipeline deposits and the Phoenix deposit (part of the Eureka-Battle Mountain-Getchell Trend).

In addition to the geologic fieldwork, Wright Geophysics conducted a ground gravity survey and CSMAT over the pediment target area and this provided insight into the gravel-bedrock contact as well as defining the favorable structural setting within the buried bedrock.  An untested drill target was identified under the gravel pediment along these structures, and the geophysics showed that the bedrock was within 500 feet of the surface, which is reasonable depth for exploration drilling and potential mining if a significant mineralization is encountered.

The ongoing exploration field work, including claim maintenance and assessment, is financed by the Company through sales of unregistered common stock  using private placements with accredited investors.  Future work will be funded in the same manner or through a strategic partnership with another mining company.

There are currently no environmental permits required for the planned exploration work on the property. In the future, a notice of intent may be required with the Bureau of Land Management.  This property is without known reserves and the proposed program is exploratory in nature according to Instruction 3 to paragraph (b)(5) of Industry Guide 7.

Competition

We are an exploration stage company. We compete with other mineral resource exploration and development companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration and development companies with whom we compete have greater financial and technical resources than us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford greater geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration and development. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

Employees

Three of the Company’s officers have been deferring compensation for services.  At December 31, 2018, SMMI has deferred payroll of $1,041,500. These salaries were earned in accordance with SMMI`s management of the OGT LLC operating agreement. OGT management includes SMMI`s Eric Jones, Jim Collord, and Larry Thackery as CFO. On July 31, 2018 the Company stopped expensing deferred compensation for the three Company officers. There will be no recognized officer salaries until available funds are raised.

Item 3.  Legal Proceedings.

None

Item 4.  Mine Safety Disclosures

Pursuant to Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), issuers that are operators, or that have a subsidiary that is an operator, of a coal or other mine in the United States are required to disclose in their periodic reports filed with the SEC information regarding specified health and safety violations, orders and citations, related assessments and legal actions, and mining-related fatalities.

During the three months and nine-month periods ended December 31, 2018, the Company did not have any operating mines and therefore had no such specified health and safety violations, orders or citations, related assessments or legal actions, mining-related fatalities, or similar events in relation to the Company’s United States operations requiring disclosure pursuant to Section 1503(a) of the Dodd-Frank Act.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

PART II

ITEM 5 - MARKET FOR REGISTRANT'S COMMON STOCK, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information:

Our common stock is traded on the over-the-counter bulletin board (OTCQB) market regulated by the Financial Industry Regulatory Authority (FINRA) under the symbol “THMG” The OTCQB quotations do not reflect inter-dealer prices, retail mark-ups, commissions or actual transactions.

On September 24, 2010, the Company’s common stock also began trading on the Toronto Stock Exchange Venture Exchange (“TSX-V”) in Canada and is quoted under the trading symbol “THM”.

Holders:

As of December 31, 2018, there were approximately 1,509 shareholders of record of the Company’s common stock with an unknown number of additional shareholders who hold shares through brokerage firms.

Transfer Agent:

Our independent stock transfer agent in the United States is Computershare Shareholder Services, located at 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129. In Canada, our Agent is Computershare, TORU - Toronto, University Ave, 100 University Ave, 8th Floor, Toronto, ON M5J 2Y1, CANADA

Dividends:

No dividends were paid by the Registrant in 2018 or 2017, and the Company has no plans to pay a dividend in the foreseeable future. Dividends undertaken by the Company are solely at the discretion of the Board of Directors.

Securities Authorized for Issuance under Equity Compensation Plans:

On July 17, 2011, the Company Shareholders approved the Company`s Stock Incentive Plan (SIP). The SIP has a fixed maximum percentage of 10% of the Company’s outstanding shares that are eligible for the plan pool, whereby the number of Shares under the SIP increase automatically with increases in the total number of shares. This “Evergreen” provision permits the reloading of shares that make up the available pool for the SIP, once the options granted have been exercised. The number of shares available for issuance under the SIP automatically increases as the total number of shares outstanding increase, including those shares issued upon exercise of options granted under the SIP, which become re-available for grant after exercise of option grants. The number of shares subject to the SIP and any outstanding awards under the SIP will be adjusted appropriately by the Board of Directors if the Company’s common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all the Company’s assets.

The SIP also has terms and limitations, including without limitation that the exercise price for stock options and stock appreciation rights granted under the SIP must equal the stock’s fair market value, based on the closing price per share of common stock, at the time the stock option or stock appreciation right is granted. The SIP is also subject to other limitation including; a limited exception for certain stock options assumed in corporate transactions; stock options and stock appreciation rights granted under the SIP may not be “re-priced” without shareholder approval; stock-based awards under the SIP are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death, disability or termination of employment of an employee or upon a change of control; and shareholder approval is required for certain types of amendments to the SIP.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities:

On April 27, 2018, Thunder Mountain Gold, Inc. (the “Company’) closed a private offering solely to accredited investors. The Company sold, in the aggregate, 2,550,000 Units, consisting of 2,550,000 shares of Common Stock, par value $0.001, together with a Warrant to purchase an aggregate of 1,275,000 shares of Common Stock at an exercise price of $0.20 per share. The Unit price is $0.14 per Unit, consisting of the one share of Common Stock and Warrant to purchase one-half of a share of Common Stock. (with a minimum purchase of one share). The Warrants have a one-year term and are immediately exercisable.  There is no minimum offering. There is no placement agent fee paid in the offering, and no accountable or unaccountable expense allowance.

Paul Beckman, an insider of the Company, purchased 1,000,000 Units under the Placement. Upon completion of the Placement, Mr. Beckman holds 12,133,645 common shares or approximately 21% of the total common shares issued and outstanding of the Company.

Purchases of Equity Securities by the Company and Affiliated Purchasers

During the fiscal year ended December 31, 2017, the Company had purchases of 415,000 shares of common stock from stock options that were exercised. Several insiders purchased shares as “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of our common stock, the only class of our equity securities registered pursuant to section 12 of the Exchange Act.

ITEM 6 - SELECTED FINANCIAL DATA

Not required for smaller reporting companies.

ITEM 7 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operation (“MD&A”) is intended to help the reader understand our financial condition. MD&A is provided as a supplement to, and should be read in conjunction with, our financial statements and the accompanying integral notes (“Notes”) thereto.  The following statements may be forward-looking in nature and actual results may differ materially.

Plan of Operation:

FORWARD LOOKING STATEMENTS: The following discussion may contain forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially include the following: inability to locate property with mineralization, lack of financing for exploration efforts, competition to acquire mining properties; risks inherent in the mining industry, and risk factors that are listed in the Company's reports and registration statements filed with the Securities and Exchange Commission.

The Company operated on a limited budget during 2018, while funding the maintenance of the South Mountain Project, and continuing to search for additional financing for the Project. Late in 2018, the Company initiated discussions with BeMetals Corp. – Vancouver B.C. (TSX-V: BMET) – for an option to complete the pre-development work and produce a preliminary economic analysis (PEA).  The Company’s plan of operation for the next twelve months will be to  provide support to BeMetals Corp. during their option period and help ensure that the South Mountain PEA is completed on schedule and within budget.

While South Mountain is the Company`s main focus, work on the Trout Creek Project may continue in 2019 as time and available capital allows.

Results of Operations:

The Company recognized no revenues and had no production for the year ending December 31, 2018. Total operating expenses for the year ended December 31, 2018 of $607,793 decreased from the same respective time frame ending 2017 by $80,403 or 12%. Exploration expenses for the twelve months ended December 31, 2018 increased by $12,747 when compared to same period in 2017. This increase can be attributed to the engagement of Hard Rock Consulting LLC to update the NI 43-101. Legal and accounting costs increased from the same period in 2017 by $54,409 for a total of $117,802.  The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the period ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017. Management and administrative expense decreased by $124,712 or 35% mostly due to stock options compensation of $53,557 issued to our directors in March 2017 and the discontinued deferred salaries.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Liquidity and Capital Resources:

The consolidated financial statements for the year ended December 31, 2018 have been prepared under the assumption that we will continue as a going concern. Such assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements for the period ended December 31, 2018, we did not have sufficient cash reserves to cover normal operating expenditures for the following 12 months.

The liquidity of the Company was enhanced on February 27, 2019, when the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals. Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement, for total cash payments to the Company of $1,100,000, in addition to the private placement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.

The first payment of $100,000 under the BeMetals Option Agreement was received by the Company on March 1, 2019. BeMetals Corp. will purchase the 2.5 million THMG shares in a private placement upon the Companies completing certain conditions related to the option agreement.  The overall consideration to THMG and its shareholders will be an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time of option exercise, and the greater of either $10 million; or 20% the net present value of the South Mountain Project as calculated in a PEA

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.  BMET trades on the TSX-V under the ticker symbol BMET.

Potential additional sources of cash, or relief of demand for cash, include additional external debt, the sale of shares of our stock, or alternative methods such as mergers or sale of our assets. No assurances can be given, however, that we will be able to obtain any of these potential sources of cash. We currently require additional cash funding from outside sources to sustain existing operations and to meet current obligations and ongoing capital requirements.

Our plans for the long-term continuation as a going concern include financing our future operations through sales of our common stock and/or debt and the eventual profitable exploitation of our mining properties. Our plans may also, at some future point, include the formation of mining joint ventures with senior mining company partners on specific mineral properties whereby the joint venture partner would provide the necessary financing in return for equity in the property.

In addition to the BeMetals Corp. option agreement, we believe that the Company will be able to meet its financial obligations by the following:

•March 7, 2019, we had $15,669 cash in our bank accounts.

•Management and the Board have not undertaken plans or commitments that exceed the cash available to the Company beyond December 31, 2018.  We do not include in this consideration any additional investment funds mentioned below. Management is committed to manage expenses of all types to not exceed the on-hand cash resources of the Company at any point in time, now or in the future.

The Company will also consider other sources of funding, including potential mergers and/or additional farm-out of its other exploration property.

For the year ended December 31, 2018, net cash used for operating activities was $280,323, consisting of net loss of $632,687 reduced by non-cash expenses and changes in current assets and current liabilities. Cash provided by financing activities for year ended December 31, 2018 totaled $247,579 principally from the sale of our common stock.

Our future liquidity and capital requirements will depend on many factors, including timing, cost and progress of our exploration efforts, our evaluation of, and decisions with respect to, our strategic alternatives, and costs associated with the regulatory approvals. If it turns out that we do not have enough money to complete our exploration programs, we will attempt to raise additional funds from a public offering, a private placement, mergers, farm-outs or loans.

We know that additional financing will be required in the future to fund our planned operations. We do not know whether

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

additional financing will be available when needed or on acceptable terms, if at all. If we are unable to raise additional financing when necessary, we may have to delay our exploration efforts or any property acquisitions or be forced to cease operations. Collaborative arrangements may require us to relinquish our rights to certain of our mining claims.

Private Placement

On April 27, 2018, Thunder Mountain Gold, Inc. (the “Company’) closed a private offering solely to accredited investors. The Company sold, in the aggregate, 2,550,000 Units, consisting of 2,550,000 shares of Common Stock, par value $0.001, together with a Warrant to purchase an aggregate of 1,275,000 shares of Common Stock at an exercise price of $0.20 per share. The Unit price is $0.14 per Unit, consisting of the one share of Common Stock and Warrant to purchase one-half of a share of Common Stock. (with a minimum purchase of one share). The Warrants have a one-year term and are immediately exercisable.  There is no minimum offering. There is no placement agent fee paid in the offering, and no accountable or unaccountable expense allowance.

Paul Beckman, an insider of the Company, purchased 1,000,000 Units under the Placement. Upon completion of the Placement, Mr. Beckman holds 12,133,645 common shares or approximately 21% of the total common shares issued and outstanding of the Company.

The offering is believed exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(6) the Securities Act of 1933, as amended.  The securities offered, sold, and to be issued in connection with the private placement have not been or are not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Subsequent Events

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals.   Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.  The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time; and the greater of either $10 million; or 20% of the net present value of the South Mountain Project as calculated in a PEA that BeMetals Corp. will complete under the option agreement.

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.  There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed.

Off Balance-Sheet Arrangements:

During the year ended December 31, 2018 and 2017, the Company had no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Critical Accounting Policies

We have identified our critical accounting policies, the application of which may materially affect the financial statements, either because of the significance of the financials statement item to which they relate, or because they require management’s judgment in making estimates and assumptions in measuring, at a specific point in time, events which will be settled in the future.  The critical accounting policies, judgments and estimates which management believes have the most significant effect on the financial statements are set forth below:

a)Estimates. Our management routinely makes judgments and estimates about the effect of matters that are inherently uncertain.  As the number of variables and assumptions affecting the future resolution of the uncertainties increase, these judgments become even more subjective and complex.  Although we believe that our estimates and assumptions are reasonable, actual results may differ significantly from these estimates.  Changes in estimates and assumptions based upon actual results may have a material impact on our results of operation and/or financial condition.

b)Stock-based Compensation. The Company records stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation” using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

c)Income Taxes. We have current income tax assets recorded in our financial statements that are based on our estimates relating to federal and state income tax benefits. Our judgments regarding federal and state income tax rates, items that may or may not be deductible for income tax purposes and income tax regulations themselves are critical to the Company’s financial statement income tax items.

d)Investments. In a joint venture where the Company holds more than 50% of the voting interest and has significant influence, the joint venture is consolidated with the presentation of non-controlling interest.  In determining whether significant influences exist, the Company considers its participation in policy-making decisions and its representation on the venture’s management committee.

ITEM 7A - QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not required for smaller reporting companies.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

ITEM 8 - FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Page
Report of Independent Registered Public Accounting Firm	242

Consolidated Balance Sheets at December 31, 2018 and 2017	243

Consolidated Statements of Operations
for the years ended December 31, 2018 and 2017	244

Consolidated Statements of Cash Flows for the years ended December 31, 2018 and 2017	245

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the years ended
December 31, 2018 and 2017	246

Notes to Consolidated Financial Statements	247 - 255

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Thunder Mountain Gold, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Thunder Mountain Gold, Inc. (the "Company") as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for each of the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/DeCoria, Maichel & Teague, P.S./

DeCoria, Maichel & Teague, P.S.

We have served as the Company's independent auditor since 2005.

Spokane, Washington

March 26, 2019

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Thunder Mountain Gold, Inc.
Consolidated Balance Sheets
December 31, 2018 and December 31, 2017
	2018	2017
ASSETS

Current assets:
Cash and cash equivalents	$ 3,710	$ 36,454
Prepaid expenses and other assets	29,425	28,473
Total current assets	33,135	64,927

Property and Equipment:
Land	280,333	280,333
Equipment, net of accumulated depreciation of $124,384 and $75,959, respectively	58,221	106,646
Total property and equipment	338,554	386,979

Mineral interests (Note 3)	479,477	479,477

Total assets	$ 851,166	$ 931,383

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and other accrued liabilities	$ 138,092	$ 92,311
Accrued related party liability (Note 5)	241,685	181,313
Accrued interest payable to related parties (Note 5)	52,787	36,949
Deferred compensation (Note 6)	1,041,500	871,500
Related parties notes payable, net of discount (Note 5)	126,576	217,688
Total current liabilities	1,600,640	1,399,761

Accrued reclamation costs	65,000	65,000

Total liabilities	1,665,640	1,464,761

Commitments and Contingencies (Notes 2 and 3)

Stockholders' equity (deficit):
Preferred stock; $0.0001 par value, 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock; $0.001 par value; 200,000,000 shares authorized, 57,645,579 and 55,095,579, respectively shares issued and outstanding	57,646	55,096
Additional paid-in capital	5,811,988	5,457,538
Less: 11,700 shares of treasury stock, at cost	(24,200)	(24,200)
Accumulated deficit	(6,833,610)	(6,195,923)
Total Thunder Mountain Gold, Inc stockholders' equity (deficit)	(988,176)	(707,489)
Noncontrolling interest in Owyhee Gold Trust (Note 3)	173,702	174,111
Total stockholders' equity (deficit)	(814,474)	(533,378)
Total liabilities and stockholders' equity (deficit)	$ 851,166	$ 931,383

The accompanying notes are an integral part of these consolidated financial statements.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Thunder Mountain Gold, Inc. Consolidated Statements of Operations

	Years Ended
	December 31,
	2018	2017
Operating expenses:
Exploration	$ 205,814	$ 193,067
Legal and accounting	117,802	63,393
Management and administrative	235,752	360,464
Loss on sale of equipment	-	1,021
Depreciation	48,425	70,251
Total operating expenses	607,793	688,196

Other income (expense):
Interest expense, related parties	(28,739)	(23,672)
Miscellaneous income	4,298	1,200
Foreign currency exchange gain (loss)	(453)	(40)
Total other income (expense)	(24,894)	(22,512)
Net Loss	(632,687)	(710,708)
Net Income – noncontrolling interest in Owyhee Gold Trust	5,000	409
Net Loss – Thunder Mountain Gold, Inc.	$ (637,687)	$ (711,117)

Net Loss per common share-basic and diluted	$ (0.01)	$ (0.01)

Weighted average common shares outstanding-basic and diluted	57,208,045	54,868,182

The accompanying notes are an integral part of these consolidated financial statements.

Thunder Mountain Gold, Inc.
Consolidated Statements of Cash Flows
	Years Ended
	December 31,
	2018	2017
Cash flows from operating activities:
Net loss	$(632,687)	$(710,708)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	48,425	70,251
Loss on sale of equipment	-	1,021
Stock options issued for services	-	53,557
Amortization of related party notes payable discount	8,889	4,445
Change in:
Prepaid expenses and other assets	(952)	5,430
Accounts payable and other accrued liabilities	45,781	5,498
Accrued related party liability	60,372	-
Accrued interest payable to related parties	19,849	19,226
Deferred compensation	170,000	303,000
Net cash used by operating activities	(280,323)	(248,280)

Cash flows from investing activities:
Proceeds from sale of equipment	-	41,000
Net cash provided by investing activities	-	41,000

Cash flows from financing activities:
Proceeds from sale of common stock	252,988	-
Proceeds from exercise of common stock options	-	20,550
Distribution to noncontrolling interest	(5,409)	(5,000)
Borrowing on related parties notes payable	-	120,000
Net cash provided by financing activities	247,579	135,550

Net increase (decrease) in cash and cash equivalents	(32,744)	(71,730)
Cash and cash equivalents, beginning of year	36,454	108,184
Cash and cash equivalents, end of year	$ 3,710	$ 36,454

Noncash financing and investing activities:
Common stock and warrants issued for payment of related parties notes payable and accrued interest	$ 104,012	$ -
Stock options exercised in satisfaction of related parties notes payable	-	20,000
Beneficial conversion feature on related party convertible notes payable	-	13,333

The accompanying notes are an integral part of these consolidated financial statements.

Thunder Mountain Gold, Inc.
Consolidated Statements of Changes in Stockholders’ Equity (Deficit)
For the years ended December 31, 2018 and 2017

	Common Stock		Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Non-Controlling Interest in OGT	Total
	Shares	Amount

Balances at December 31, 2016	54,680,579	$54,681	$5,350,513	$ (24,200)	$ (5,484,806)	178,702	$ 74,890

Shares issued for exercise of stock options	415,000	415	40,135	-	-	-	40,550
Stock options issued for services	-	-	53,557	-	-	-	53,557
Beneficial conversion feature on related party note payable	-	-	13,333	-	-	-	13,333
Distribution to noncontrolling interest	-	-	-	-	-	(5,000)	(5,000)
Net income (loss)	-	-	-	-	(711,117)	409	(710,708)
Balances at December 31, 2017	55,095,579	$ 55,096	$ 5,457,538	$(24,200)	$ (6,195,923)	$ 174,111	$ (533,378)

Shares and warrants issued for cash	1,807,057	1,807	251,181	-	-	-	252,988
Shares and warrants issued for payment of related parties notes payable and accrued interest	742,943	743	103,269				104,012
Distribution to noncontrolling interest	-	-	-	-	-	(5,409)	(5,409)
Net income (loss)	-	-	-	-	(637,687)	5,000	(632,687)

Balances at December 31, 2018	57,645,579	$ 57,646	$ 5,811,988	$(24,200)	$ (6,833,610)	$ 173,702	$ (814,474)

The accompanying notes are an integral part of these consolidated financial statements.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

1. Summary of Significant Accounting Policies and Business Operations

Business Operations

Thunder Mountain Gold, Inc. (“Thunder Mountain” or “the Company”) was originally incorporated under the laws of the State of Idaho on November 9, 1935, under the name of Montgomery Mines, Inc.  In April 1978, the Montgomery Mines Corporation was obtained by a group of the Thunder Mountain property holders and changed its name to Thunder Mountain Gold, Inc., with the primary goal to further develop their holdings in the Thunder Mountain Mining District, located in Valley County, Idaho. Thunder Mountain Gold, Inc. takes its name from the Thunder Mountain Mining District, where its principal lode mining claims were located. For several years, the Company’s activities were restricted to maintaining its property position and exploration activities. During 2005, the Company sold its holdings in the Thunder Mountain Mining District. During 2007, the Company acquired the South Mountain Mines property in southwest Idaho and initiated exploration activities on that property, which continue today.

Basis of Presentation and Going Concern

The accompanying consolidated financial statements have been prepared under the assumption that the Company will continue as a going concern. The Company has historically incurred losses and does not have sufficient cash at December 31, 2018 to fund normal operations for the next 12 months. The Company has no recurring source of revenue and its ability to continue as a going concern is dependent on the Company’s ability to raise capital to fund its future exploration and working capital requirements. The Company’s plans for the long-term continuation as a going concern include financing the Company’s future operations through sales of its common stock and/or debt and the eventual profitable exploitation of its mining properties. Additionally, the current capital markets and general economic conditions in the United States are significant obstacles to raising the required funds.

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of South Mountain Mines, Inc. (“SMMI”) from Thunder Mountain Resources, Inc. (“TMRI”), both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. This agreement requires payments to the Company of $850,000 over its term. In the event that BeMetals decides not to proceed with the South Mountain Project following, BeMetals will not be obligated to make any additional payments.

The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. If the going concern basis was not appropriate for these financial statements, adjustments would be necessary in the carrying value of assets and liabilities, the reported expenses and the balance sheet classifications used.

Reclassifications

Certain reclassifications have been made to conform prior period’s data to the current presentation. These reclassifications have no effect on previously reported operations, stockholders’ equity (deficit) or cash flows.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company; its wholly owned subsidiaries, Thunder Mountain Resources, Inc. (“TMRI”) and South Mountain Mines, Inc. (“SMMI”); and a company in which the Company has majority control, Owyhee Gold Trust, LLC (“OGT”).   Intercompany accounts are eliminated in consolidation.

The Company has established 75% ownership and full management of OGT.  Thus, OGT’s financial information is included 100% in the Company’s consolidated financial statements as of December 31, 2016. The Company’s consolidated financial statements reflect the other investor’s 25% non-controlling, capped interest in OGT.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant areas requiring the use of management estimates and assumptions include the carrying value of properties and mineral interests, environmental remediation liabilities, deferred tax assets, and

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

stock-based compensation. Management’s estimates and assumptions are based on historical experience and other assumptions believed to be reasonable under the circumstances. Actual results could differ from those estimates.

Cash and cash equivalents

For the purposes of the balance sheet and statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be a cash equivalent.

Income Taxes

The Company recognizes deferred income tax liabilities or assets at the end of each period using the tax rate expected to be in effect when the taxes are actually paid or recovered. A valuation allowance is recognized on deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized.

Fair Value Measurements

When required to measure assets or liabilities at fair value, the Company uses a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used.  The Company determines the level within the fair value hierarchy in which the fair value measurements in their entirety fall.   The categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.   Level 1 uses quoted prices in active markets for identical assets or liabilities, Level 2 uses significant other observable inputs, and Level 3 uses significant unobservable inputs.  The amount of the total gains or losses for the period are included in earnings that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date. The Company has no financial assets or liabilities that are adjusted to fair value on a recurring basis.

Financial Instruments

The Company’s financial instruments include cash and cash equivalents and related party notes payable the carrying value of which approximates fair value based on the nature of those instruments.

Mineral Interests

The Company capitalizes costs for acquiring mineral interests and expenses costs to maintain mineral rights and leases as incurred.  Exploration costs are expensed in the period in which they occur.  Should a property reach the production stage, these capitalized costs would be amortized using the units-of-production method based on periodic estimates of ore reserves. Mineral properties are periodically assessed for impairment of value and any subsequent losses are charged to operations at the time of impairment. If a property is abandoned or sold, its capitalized costs are charged to operations.

Investments in Joint Venture

The Company’s accounting policy for joint ventures is as follows:

1.The Company uses the cost method when it does not have joint control or significant influence in a joint venture. Under the cost method, these investments are carried at cost. If other than temporary impairment in value is determined, it would then be charged to current net income or loss.

2.If the Company enters into a joint venture in which there is joint control between the parties or the Company has significant influence, the equity method is utilized whereby the Company’s share of the venture’s earnings and losses is included in the statement of operations as earnings in joint ventures and its investments therein are adjusted by a similar amount. If other than temporary impairment in value is determined, it would then be charged to current net income or loss.

3.In a joint venture where the Company holds more than 50% of the voting interest and has significant influence, the joint venture is typically consolidated with the presentation of non-controlling interest.  In determining whether significant influences exist, the Company considers its participation in policy-making decisions and its representation on the venture’s management committee. See Note 3 regarding the Company’s investment in Owyhee Gold Trust, LLC.

Reclamation and Remediation

The Company’s operations have been, and are subject to, standards for mine reclamation that have been established by various governmental agencies. The Company would record the fair value of an asset retirement obligation as a liability in the period

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

in which the Company incurred a legal obligation for the retirement of tangible long-lived assets. A corresponding asset would also be recorded and depreciated over the life of the asset.

After the initial measurement of the asset retirement obligation, the liability is adjusted at the end of each reporting period to reflect changes in the estimated future cash flows underlying the obligation.

Determination of any amounts recognized upon adoption is based upon numerous estimates and assumptions, including future retirement costs, future inflation rates and the credit-adjusted risk-free interest rates.

For non-operating properties, the Company accrues costs associated with environmental remediation obligations when it is probable that such costs will be incurred, and they are reasonably estimable. Such costs are based on management’s estimate of amounts expected to be incurred when the remediation work is performed.

Share-Based Compensation

Share-based payments to employees and directors, including grants of employee stock options, are measured at fair value and expensed in the statement of operations over the vesting period.

Recent Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-15 Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The update provides guidance on classification for cash receipts and payments related to eight specific issues. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted. The adoption of this update on January 1, 2018 had no impact on the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18 Statement of Cash Flows (Topic 230): Restricted Cash. The update requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted. The adoption of this update on January 1, 2018 had no impact on the Company’s consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01 Business Combinations (Topic 805): Clarifying the Definition of a Business. The update clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company will apply the provisions of the update to potential future acquisitions occurring after January 1, 2018.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

Net Income (Loss) Per Share

The Company is required to have dual presentation of basic earnings per share (“EPS”) and diluted EPS.  Basic EPS is computed as net income divided by the weighted average number of common shares outstanding for the period. Diluted EPS is calculated based on the weighted average number of common shares outstanding during the period plus the effect of potentially dilutive common stock equivalents, including options and warrants to purchase the Company’s common stock.  As of December 31, 2018, and 2017, potentially dilutive common stock equivalents not included in the calculation of diluted earnings per share as their effect would have been anti-dilutive are:

For year ended December 31,	2018	2017
Stock options	3,710,000	4,700,000
Warrants	1,275,000	666,667
Total possible dilution	4,985,000	5,366,667

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

2.  Commitments

The Company has two lease arrangements with land owners that own land parcels adjacent to the Company’s South Mountain patented and unpatented mining claims.  The leases were originally for a seven-year period, with annual payments of $20 per acre.  The leases were renewed for an additional 10 years at $30 per acre paid annually; committed payments are listed in the table below. The lease payments have no work requirements.

Annual Payment
Acree Lease (June)	$ 3,390
Lowry Lease (October)	11,280
Total	$14,670

The Company has 78 unpatented claims (1,600 acres) in the Trout Creek area and 21 unpatented claims in the South Mountain area. The claim fees are paid on these unpatented claims annually as follows:

Target Area	2018
Trout Creek -State of Nevada	$12,090
Trout Creek -Lander County	940
South Mountain-State of Idaho	3,255
Total	$16,285

3.South Mountain Project

The Company’s wholly-owned subsidiary SMMI is the sole manager of the South Mountain Project in its entirety through a separate Mining Lease with Option to Purchase (“Lease Option”) with the Company’s majority-owned subsidiary OGT.  The Lease Option includes a capped $5 million less, net returns royalties paid through the date of exercise.  The Lease Option expires in November 2026.  If SMMI exercises the option, the option payment of $5 million less advance royalties will be distributed 100% by OGT to OGT’s minority member.  Under the Lease Option, SMMI pays an advance $5,000 net returns royalty to OGT annually on November 4 which is distributed to OGT’s minority member.

OGT’s financial information is included 100% in the Company’s consolidated financial statements and reflects its minority member’s non-controlling interest.   Changes in the non-controlling interest equity balance is as follows:

	Years Ended December 31,
	2018	2017
Balance at beginning of period	$174,111	$178,702
Distribution to non-controlling interest	(5,409)	(5,000)
Net income (loss) attributable to noncontrolling interest	5,000	409
Balance at end of period	$173,702	$174,111

4.  Property and Equipment

The Company’s property and equipment are as follows:

	December 31, 2018	December 31, 2017
Vehicles	$22,441	$22,441
Buildings	65,071	65,071
Construction Equipment	36,447	36,447
Mining Equipment	58,646	58,646
	182,605	182,605
Accumulated Depreciation	(124,384)	(75,959)
	58,221	106,646
Land	280,333	280,333
Total Property and Equipment	$338,554	$386,979

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

5.  Related Parties Notes Payable

At both December 31, 2018 and December 31, 2017, the Company had notes payable balances of $56,768 and $69,808 with Eric Jones, the Company’s President and Chief Executive Officer and Jim Collard, the Company’s Vice President and Chief Operating Officer, respectively.  These notes, as amended, are due December 31, 2019.

On October 25, 2017 the Company received $100,000 from Paul Beckman, a director of the Company, under a convertible promissory note.  Terms of the note called for interest at 1% per month, with the entire balance of principal and interest due in full on April 24, 2018.  The convertible promissory note contained the option for the holder to convert any portion of the principal and interest into Company common stock at $0.15 per common share (a total of 666,667 shares).  At inception, the market price for the Company’s common stock was $0.17 per common share which exceeded the conversion price.   As such, the convertible note contained a beneficial conversion feature of $13,333 which was recognized as a discount on the note on the date of issuance. The discount was being amortized over the note term using the straight-line method, which approximates the effective interest method.

On February 26, 2018, Mr. Beckman participated in the Company’s Private Placement (see Note 7) and acquired 1,000,000 Units for $140,000.  A portion of this amount was in exchange for retirement of Mr. Beckman’s convertible note payable of $100,000 and accrued interest payable of $4,012. Upon the retirement of Mr. Beckman’s convertible promissory note, the Company recognized the unamortized portion of the discount of $5,100 as interest expense.   After this transaction, the Company had no remaining obligation under the convertible note agreement with Mr. Beckman.

During the years ended December 31, 2018 and 2017, the Company recognized a total of $28,739 and $23,672 respectively, in interest expense for the notes discussed above.   Accrued interest payable was $52,787 and $36,949 at December 31, 2018 and 2017, respectively.

6.Related Party Transactions

In addition to the related parties notes payable discussed in Note 5, the Company had the following related party transactions.

Three of the Company’s officers had been deferring compensation for services. The officers’ balances at December 31, 2018 are as follows:  Eric Jones, President and Chief Executive Officer - $420,000 (December 31, 2017 – $350,000), Jim Collord, Vice President and Chief Operating Officer - $420,000 (December 31, 2017 – $350,000), and Larry Thackery, Chief Financial Officer - $201,500 (December 31, 2017 – $171,500). On July 31, 2018, the Company stopped expensing and deferring compensation for the three Company officers in the interest of marketing the SMMI project.

The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the year ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017.  At December 31, 2018 and December 31, 2017, the balance due to Baird was $241,685 and $181,313, respectively.

On December 18, 2018, Eric Jones advanced funds to the Company for operating expenses in the amount of $10,000, and during 2017 advanced the company $10,971. The balance of Mr. Jones’ advances at December 31, 2018 was $20,971 and is included in accounts payable and other accrued liabilities on the consolidated balance sheet. At December 31, 2018 and December 31, 2017, the Company has a payable to Jim Collord of $33,167 and $30,978, respectively, attributed to reimbursement of expenses for South Mountain Project.   The balance is included in accounts payable and other accrued liabilities on the consolidated balance sheet.

7. Stockholders’ Equity

The Company’s common stock has a par value of $0.001 with 200,000,000 shares authorized. The Company also has 5,000,000 authorized shares of preferred stock with a par value of $0.0001.

On February 20, 2018, the Board of Directors approved a Private Placement financing of up to $750,000 from the sale of equity units at a price of $0.14 per unit.  Each unit consisted of one share of the Company’s common stock and one-half of one common share purchase warrant.  Each whole warrant entitles the holder to purchase one additional share of common stock of the Company at a price of $0.20 for a period of 12 months. On April 27, 2018 the Company closed its Private Placement. The Company sold Units representing a total of 2,550,000 shares of common stock and 1,275,000 common stock purchase warrants for total proceeds of $357,000.    Of this amount, $252,988 was received in cash and $104,012 was in exchange for retirement of Mr. Beckman’s convertible note payable and related accrued interest payable.   See Note 5.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

At December 31, 2018, the Company has outstanding warrants for 1,275,000 shares of common stock with an exercise price of $0.20 that expires in 2019.   There were no outstanding warrants at December 31, 2017.

8.Stock Options

In March 2017, the Company granted 600,000 stock options to three directors of the Company. The options are exercisable on or before March 31, 2022 at a price of $0.10 for 200,000 shares, and at a price of $0.09 for the remaining 400,000 shares.  The fair value of the options was determined to be $53,557 using the Black Scholes model.  The options were fully vested upon grant and the entire fair value was recognized as compensation expense during the three and nine months ended December 31, 2017.

On July 19, 2017, Paul Beckman exercised stock options representing 275,000 shares of common stock for total consideration of $28,275 which was in the form of the balance due on his note and interest expense of $20,000 and $125, respectively, and $8,150 in cash.  Additionally, Larry Thackery exercised stock options for 140,000 shares of common stock for $12,400 in cash.   The intrinsic value these options was approximately $5,000.

In 2017, the fair value of each option award was estimated on the date of the grant using the assumptions noted in the following table:

Number of Options	600,000
Stock price	$0.09 - $0.10
Exercise price	$0.09 - $0.10
Expected volatility	235.5%
Expected dividends	-
Expected terms (in years)	5.0
Risk-free rate	1.96%

The following is a summary of the Company’s options issued under the Stock Option Incentive Plan:

	Shares	Weighted Average Exercise Price
Outstanding and exercisable at December 31, 2016	4,515,000	$0.08
Granted	600,000	0.09
Exercised	(415,000)	0.10
Outstanding and exercisable at December 31, 2017	4,700,000	0.09
Granted	-	-
Expired	(990,000)	(0.07)
Outstanding and exercisable at December 31, 2018	3,710,000	$0.09

The average remaining contractual term of the options outstanding and exercisable at December 31, 2018 was 2.24 years.  As of December 31, 2018, options outstanding and exercisable had an aggregate intrinsic value of approximately $28,800 based on the Company’s stock price of $0.09.

9. Income Taxes

The Company did not recognize a tax provision or benefit for the years ended December 31, 2018 and 2017 due to ongoing net losses.  At December 31, 2018 and 2017, the Company had net deferred tax assets which were fully reserved by valuation allowances due to the likelihood of expiration of these deferred tax benefits.

At December 31, 2018 and 2017, net deferred tax assets were calculated based on expected blended future tax rates of 27% and 38%, respectively, including both federal and Idaho state components.  Significant components of net deferred tax assets at December 31, 2018 and 2017 are as follows:

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$ 1,935,200	$ 1,836,000
Share-based compensation	59,500	59,000
Deferred salaries	278,000	232,600
Exploration costs	89,700	67,000
	2,362,400	2,194,600
Deferred tax liabilities:
Investment in OGT LLC	(146,500)	(146,000)
Net deferred tax assets	2,215,900	2,048,600
Less valuation allowance	(2,215,900)	(2,048,600)
Net deferred tax asset	$ -	$ -

As of December 31, 2018, the Company has approximately $7.2 million of federal and state net operating loss carryforwards, approximately $6.7 million of which will expire between 2028 through 2036.  The remaining balance of approximately $0.5 million will never expire but whose utilization is limited to 80% of taxable income in any future year.

The income tax benefit shown in the financial statements for the years ended December 31, 2018 and 2017 differs from the federal statutory rate as follows:

	2018		2017
(Provision) benefit at statutory rates	$ 132,900	21.0%	$ 249,000	35.0%
State taxes	7,500	1.2	34,100	4.8
Miscellaneous permanent differences	500	0.1	600	0.1
Change in prior year estimates	26,400	4.1	-	-
Impact of change in tax rates	-	-	(882,400)	(124.2)
Change in valuation allowance	(167,300)	(26.4)	598,700	84.2
Total	$ -	- %	$ -	- %

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (the "Act") resulting in significant modifications to existing law. The Company completed the accounting for the effects of the Act during the quarter ended December 31, 2017. The Company did not incur any income tax benefit or provision for the year ended December 31, 2017 as a result of the changes to tax laws and tax rates under the Act. The Company’s net deferred tax asset was reduced by $882,400 during the year ended December 31, 2017, which consisted primarily of the re-measurement of federal deferred tax assets and liabilities from the previous rate of 35% to the newly enacted rate of 21%.

The Company has analyzed its filing positions in all jurisdictions where it is required to file income tax returns and found no positions that would require a liability for uncertain income tax benefits to be recognized.  The Company is subject to possible tax examinations for the years 2014 through 2018.  Prior year tax attributes could be adjusted by taxing authorities.  If applicable, the Company will deduct interest and penalties as interest expense on the financial statements.

10.  Subsequent Events

On February 27, 2019, the Company entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corp., a British Columbia corporation (“BeMetals”), and BeMetals USA Corp., a Delaware corporation (“BMET USA”), a wholly owned subsidiary of BeMetals.   Under the terms of the BeMetals Option Agreement, BMET USA will be entitled to purchase 100% of the issued and outstanding shares of SMMI from TMRI, both wholly owned subsidiaries of the Company. The term of the agreement is for two years with BeMetals completing a preliminary economic assessment ("PEA") completed by a mutually agreed third-party engineering firm. BeMetals will issue 10 million BMET common shares (Consideration Shares) to TMRI. BeMetals will also purchase of 2.5 million shares of the Company’s common stock at a price of $0.10 per share, for an aggregate purchase price of $250,000, on a private placement. BeMetals will make cash payments of $850,000 over the 24 months of the agreement and another $250,000 upon exercise of the Option Agreement. The exercise of the Option Agreement price can be paid in combination with cash and BeMetals common shares.  The calculation of the purchase price is an amount equal to the lesser of 50% of the market capitalization of BeMetals at the time, and the greater of either $10 million; or 20% the net present value of the South Mountain Project as calculated in a PEA that BMET will complete on the Project.

Payment may be satisfied by through the delivery of BMET common shares (Consideration Shares), a cash payment or a combination of Consideration Shares and cash. The BMET common shares will be issued at a deemed value based on the 5-day VWAP of Consideration Shares immediately prior to the date that BMET USA gives notice of its intention to exercise the option.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Payment(s) may be accelerated to exercise the Option Agreement, and restrictions will exist on resale of BeMetals common shares. The Company will not be granted any anti-dilution rights in respect of the Consideration Shares. The Company will provide additional information to shareholders of the Company regarding the BeMetals Option Agreement in either a Schedule 14A proxy circular or a Schedule 14C information statement to be prepared in connection with obtaining the required shareholder approval to the BeMetals Option Agreement.  There is no assurance that the transactions contemplated under the BeMetals Option Agreement will be completed. On March 4, 2019 the Company received shareholder approval of the Option Agreement meeting the precedent condition for the Tranche 1 payment.   On March 5, 2019, the Company received $100,000 from BeMetals.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

ITEM 9 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

During the year ended December 31, 2018, there were no changes in independent audit firms or consulting firms who provide accounting assistance.

During the year ended December 31, 2018, there were no disagreements between the Company and its independent certified public accountants concerning accounting and financial disclosure.

ITEM 9A - CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

At the end of the period covered by this report, an evaluation was carried out under the supervision of, and with the participation of, the Company’s management, including the Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a – 15(e) and Rule 15d – 15(e) of the Securities and Exchange Act of 1934, as amended).  Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report, the Company’s disclosure controls and procedures were adequately designed and effective in ensuring that information required to be disclosed by the Company in its reports that it files or submits to the SEC under the Exchange Act, is recorded, processed, summarized and reported within the time specified in applicable rules and forms.

Our Chief Executive Officer and Chief Financial Officer have also determined that the disclosure controls and procedures are effective to ensure that material information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to our management, including the Company’s Chief Executive Officer and Chief Financial Officer, to allow for accurate required disclosure to be made on a timely basis.

Management’s Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting.  The Company’s internal control over financial reporting is a process designed under the supervision of its Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting in accordance with accounting principles generally accepted in the United States of America.  Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2018, using criteria established in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and concluded that we have maintained effective internal control over financial reporting as of December 31, 2018, based on these criteria.

Changes in internal controls over financial reporting

During the quarter ended December 31, 2018, there have been no changes in the Company’s internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting

ITEM 9B - OTHER INFORMATION

None.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

PART III

ITEM 10 - DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

This section sets forth certain information with respect to the Company’s current directors and executive officers, as well as information about appointments subsequent to the fiscal year ended December 31, 2017.

Directors and Executive Officers:

Name	Age	Office with the Company	Appointed to Office
Eric T. Jones	56	President, Chief Executive Officer, Director	March, 2006
E. James Collord	72	Vice-President, Chief Operating Officer	Since 1978
Paul Beckman	65	Director	February 2017
Ralph Noyes	71	Director	May 2016
Douglas J. Glaspey	66	Director	June 2008
Joseph H. Baird	64	Director	January, 2014
Larry D. Kornze	68	Director	January 2013
James A. Sabala	64	Director	October 2016
Larry Thackery	60	CFO	January 2013

Background and experience:

Eric T. Jones – President and Chief Executive Officer - has over 30 years of mining, and financial experience, with a B.S. in Geological Engineering from the University of Idaho.  Mr. Jones joined the Board of Thunder Mountain Gold in 2006, and the Board appointed him to the position of Secretary/Treasurer in 2007.  In February 2008, Mr. Jones joined the management of Thunder Mountain Gold, Inc. as Chief Financial Officer, and Vice President of Investor Relations. In 2011 Mr. Jones was appointed President and Chief Executive Officer. Mr. Jones was General Mine Manager at Dakota Mining`s Stibnite Mine gold heap leach operation in central Idaho.  He has held management positions for Hecla Mining at their Yellow Pine Mine, Stibnite, Idaho, and Environmental Manager at their Rosebud Mine, Lovelock, Nevada.  Prior to working with Hecla, Eric was the mine engineer at the Cactus Gold Mine in southern California and has worked throughout the western U.S. in both precious metals and oil and gas exploration.

E. James Collord has a MS degree in exploration geology from the Mackay School of Mines, University of Nevada, Reno (1980).  He has been a mining professional for 37 years, employed in a variety of capacities, including mill construction superintendent, exploration geologist, mine construction and reclamation manager, and in environmental and lands management.  During the period 1975 through 1997, Mr. Collord worked for Freeport Exploration where he worked with a successful exploration team that discovered several Nevada mines.  Later in his Freeport career, he managed mining operations and lead permitting efforts.  For the period 1997 through 2005, Mr. Collord was Environmental and Lands Superintendent at Cortez Gold Mines, a large Nevada mine that was a joint venture between Placer Dome and Kennecott Minerals. After retirement from Cortez, and until his employment by Thunder Mountain Gold, Inc. in April 2007, he managed the Elko offices for environmental and hydrogeologic consulting groups. He is the grandson of Daniel C. McRae, the original locator of the gold prospects in the Thunder Mountain Gold Mining District in the early 1900s.

Paul Beckman is an entrepreneur and owner of Bella Vista Farms, in Eagle Idaho. Paul serves as Manager and Consultant to the Camille Beckman Corporation where he oversees technology, accounting systems, and daily facility operations. He currently serves on the Board of the Camille Beckman Foundation, and is the co-owner of two small gold mines in central Idaho. Paul attained the rank of Lieutenant Colonel in the United States Air Force where he was a Director - Contracting Automation Systems, managing over 150 personnel responsible for Air Force Contracting Systems. During his service he consolidated two major commands and served as a Missile Launch Officer, Pilot, and Contracting Officer. Paul earned his M.A., in Administration at Webster College, and a B.Sc. in Agricultural Economics from the University of Idaho.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Ralph Noyes was appointed as Director on April 10, 2015. Mr. Noyes brings over 40 years of experience in exploration, mine and project management, executive management, junior mining company boards, and including 15 years in investment portfolio management with Salomon Smith Barney, then Wells Fargo Advisors.  Ralph has a wealth of operational experience, most notably Manager of Mines and Vice President of Metal Mining with Hecla Mining Company.  Ralph oversaw all of Hecla`s operating mines in Idaho, Washington, Alaska, Utah, Nevada, and Mexico. Mr. Noyes took a temporary leave from the Company`s Board on February 17, 2016 due to a conflict that was brought to his attention by a previous employer. He was reinstated on the Board in May of 2016.

Douglas J. Glaspey was formerly President, Chief Operating Officer and a Director of U.S. Geothermal Inc. which was purchased in April 2018 Mr. Glaspey has 38 years of operating and management experience with experience in production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting.  He was Sinter Plant Superintendent for ASARCO at the Glover Lead Smelter in Missouri, Chief Metallurgist at Earth Resources Company at the DeLamar Silver Mine in Idaho, Chief Metallurgist for Asamera Minerals at the Cannon Gold Mine in Washington, Project Manager for Atlanta Gold Corporation at the Atlanta Project in Idaho and Ramrod Gold Corporation in Nevada.  He formed and served as an executive officer of several private resource companies in the U.S., including Drumlummon Gold Mines Corporation and Black Diamond Corporation.  He founded U.S. Cobalt Inc. in l998 and took the company public on the TSX Venture Exchange in March 2000. In December 2003, he led a Reverse Take Over and transformed the company to U.S. Geothermal Inc. changing the business from mineral exploration to geothermal development.  US Geothermal was traded on the NYSE MKT exchange.  He holds a BS degree in Mineral Processing Engineering and an Associate of Science in Engineering Science.

Joseph H. Baird was appointed as Director on January 9, 2014. Mr. Baird brings over 30 years of mineral law experience to Thunder Mountain Gold. Mr. Baird is currently a partner in the Boise, Idaho law firm of Baird Hanson LLP, which firm has been lead counsel for permitting more mining projects in Idaho than any other law firm. Mr. Baird has provided environmental and mining counsel to a wide variety of New York Stock Exchange, Toronto Stock Exchange and venture capital mineral companies, including base and precious metal production companies, industrial mineral producers, exploration and mineral land management companies. He currently sits on the Board of the American CuMo Mining Corporation, which is advancing the “largest un-mined molybdenum deposit in the world” in Boise County, Idaho. Mr. Baird was President of the Northwest Mining Association (now the “American Exploration & Mining Association”) in 2011, which during his tenure, he represented the Mining Industry before the United States Congress regarding U.S. Critical Materials production and Environmental regulation.  In 2013, Mr. Baird was awarded the 120-year-old American Exploration & Mining Association highest individual honor, the “Life Member Award” for lifetime achievement.  Mr. Baird’s experience includes positions with the Law Departments of American Mining Congress in Washington, D.C., Exxon Minerals Company, USA in Houston, Texas, and Union Pacific Resources in Denver, Colorado.  Mr. Baird was also an Environmental Protection Scientist for the United States Environmental Protection Agency in Washington, D.C.  Mr. Baird has been a frequent author of publications on mining and environmental protection over his illustrious career.

Larry D. Kornze, B.Sc. joined the Board in January 2013, and is geological engineer with over 45-years’ experience in the precious metals industry. Mr. Kornze was the General Manager of Exploration and U.S. Exploration Manager for Barrick Gold Corporation (NYSE: ABX) from 1987 to 2001, on projects ranging from the Americas to International projects, including Mexico, Central America, China, Philippines, Myanmar, Ethiopia, Uzbekistan, Kyrgyzstan, Indonesia, Peru, Bolivia, Ecuador, Venezuela, and Dominican Republic.  Mr. Kornze directed mine site exploration activities for the Barrick Goldstrike Mine, and the Betze, Meikle, Deepstar, Screamer, and Rodeo deposits. He managed the Betze/Deep Post reserve development drilling and reserve estimation, along with general U.S. exploration. Mr. Kornze was Chief Geologist for Operations and New Projects at Barrick Mercur Gold Mines, Inc. from 1985 – 1986. Prior to working for Barrick, Mr. Kornze was Chief Geologist for Newmont Mines Ltd., Similkameen Division, B.C., and Newmont Mining Corporation (NYSE: NEM) of Canada from 1968 to 1981. Mr. Kornze has a B.Sc. Geological Engineering, Colorado School of Mines, and is a Professional Engineer of the Province of British Columbia. He also serves as a director of other Toronto Stock Exchange Venture listed mining companies.

James A. Sabala was appointed as Director on October 27, 2016.  Mr. Sabala brings 38 years of financial mining experience, graduated from the University of Idaho with a B.S. Business, Summa Cum Laude in 1978, and currently resides near Coeur d`Alene, Idaho. Prior to his retirement in May, 2016, Mr. Sabala was Senior Vice President and Chief Financial Officer of Hecla Mining Company, a silver, gold, lead and zinc mining company with operations throughout North America and Mexico.  Mr. Sabala was appointed Chief Financial Officer in May 2008 and Senior Vice President in March 2008.  Prior to his employment with Hecla Mining Company, Mr. Sabala was Executive

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Vice President – Chief Financial Officer of Coeur Mining from 2003 to February 2008.  Mr. Sabala also served as Vice President-Chief Financial Officer of Stillwater Mining Company from 1998 to 2002.  Mr. Sabala has served as a director of Arch Coal (NYSE:ACI) since February, 2015 until October 2016, and currently serves as a director of Dolly Varden Silver (TSX-V: DV).

Larry Thackery has a Bachelor of Science in Accountancy from Weber State University, and over thirty years’ experience of a progressive accounting/operations career. On January 8, 2013, the Company appointed Larry Thackery as its Chief Financial Officer. Mr. Thackery brings a wide array of experience/knowledge from different industries, including work in retail with Mrs. Fields Cookies and Snug Co, to distribution with Idacold, and manufacturing with Baseline Inc., and NxEdge Inc. Mr. Thackery has a background in corporate planning, financial analysis, and financial reporting.  He is an experienced accounting controller and operations manager with strong analytical skills, computer experience, and proven successful operations development. Hands on experience with the overall operations process, inventory system, variance reporting, budgeting, and forecasting financial analysis of multimillion-dollar corporations. Mr. Thackery brings knowledge with several ERP, MRP, packages, and statistical analysis. Strong P&L track record with functional management experience developing and managing operating budgets.

Directorships in reporting companies:

James Sabala is the only director of the Registrant that is a director of another corporation subject to the requirements of Section 12 or Section 15(d) of the Exchange Act of 1934.

Significant Employees:

Three of the Company’s officers had been deferring compensation for services. The officer’s balances at December 31, 2018 are as follows:  Eric Jones, President and Chief Executive Officer - $420,000 (December 31, 2017 – $350,000), Jim Collord, Vice President and Chief Operating Officer - $420,000 (December 31, 2017 – $350,000), and Larry Thackery, Chief Financial Officer - $201,500 (December 31, 2017 – $171,500). On July 31, 2018 the Company stopped expensing and deferring compensation for the three Company officers in the interest of marketing the SMMI project.

Family Relationships:

None.

Involvement in Certain Legal Proceedings:

None of the officers and directors of the Registrant have been involved in any bankruptcy, insolvency, or receivership proceedings as an individual or member of any partnership or corporation; none have ever been convicted in a criminal proceeding or is the subject of a criminal proceeding presently pending.  None have been involved in proceedings concerning his ability to act as an investment advisor, underwriter, broker, or dealer in securities, or to act in a responsible capacity for an investment company, bank savings and loan association, or insurance company or limiting his activity in connection with the purchase and sale of any security or engaging in any type business practice. None have been enjoined from engaging in any activity in connection with any violation of federal or state securities laws nor been involved in a civil action regarding the violation of such laws.

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, no persons failed to file on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2015.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

Audit Committee:

The Company’s Board of Directors is responsible for the oversight and management of the Company.  On January 28, 2010, an Audit Committee was designated from members of the Board and currently consists of Douglas Glaspey, Ralph Noyes, and James Sabala as independent members of the committee.  In April of 2015, Ralph Noyes became a member of the Board of Directors of the Company and joined the Audit committee as its Chairman. Mr. Noyes took a temporary leave from the Company`s Board on February 17, 2016 for personal reasons. Mr. Noyes was reinstated as the committee chairman in May of 2016.

Compensation Committee:

The Purpose of the Compensation Committee is to conduct an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels and stock awards, and reviews and approves compensation proposals made for the other executive officers.  During Fiscal 2018, The Compensation Committee consists of the following members: Doug Glaspey and Ralph Noyes. Mr. Glaspey was appointed as Chair of the Compensation Committee.  The Board first appointed the Compensation Committee in May of 2012 and met once in 2018.

Special Committee:

The Purpose of the Special Committee is to review and analyze the issues pertaining to potential strategic alternatives for Thunder Mountain Gold Inc. and its subsidiary(ies) (together, the “Company”), which analysis should include, but not be limited to, the advantages and disadvantages of any strategic alternatives available to the Company, and the appropriateness and form of any consideration in relation to the Company’s stockholders in connection with any proposed transaction which should also be considered. The Special Committee directs the Company management to take any actions on the part of the Company, in addition to those normally undertaken by management (such as instructions to the professional advisers of the Company), if the Committee considers that such actions are necessary or advisable. The Committee, appointed by the Board, is comprised of three independent directors; Jim Sabala (Chairman), Ralph Noyes, and Paul Beckman. Each member meets the independence requirements of the relevant securities exchanges and regulatory agencies as may apply from time to time and is independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a committee member.

Code of Ethics:

The Board of Directors has formally adopted a Code of Ethics in 2010. This Code of Ethics is published on the Company’s website.

Indemnification of Directors and Officers:

The Company’s By-Laws address indemnification of Directors and Officers. Nevada law provides that Nevada corporations may include within their articles of incorporation provisions eliminating or limiting the personal liability of their directors and officers in shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Nevada statutes. Nevada law also allows Nevada corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of officers and directors incurred in defending a civil or criminal action must be paid by the corporation as they are incurred, subject to an undertaking on behalf of the officer or director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation because such officer or director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

The Company’s Articles of Incorporation provide that a director or officer is not personally liable to the Company or its shareholders for damages for any breach of fiduciary duty as a director or officer, except for liability for: (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of Nevada Revised Statutes, §78.300. In addition, Nevada Revised Statutes §78.751 and Article VII of the Company’s Bylaws, under certain circumstances, provide for the indemnification of the officers and directors of the Company against liabilities which they may incur in such capacities.

ITEM 11 - EXECUTIVE COMPENSATION

Summary Compensation

Compensation to directors also included reimbursement of out-of-pocket expenses that are incurred in connection with the Directors’ duties associated with the Company's business. There are currently no other compensation arrangements for the Company’s Directors. The following table provides certain summary information for the fiscal year ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and three other highest paid executive officers, including the Directors of the Company:

						Incentive	Deferred	All Other
				Stock	Option	Plan	Compensation	Compensation/
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Directors Fee	Total
Position	Year	($US)	($US)	($US)	($US)	($US)	($US)	($US)	($US)
Jim Collord,	2018	70,000			-				$ 70,000
V.P./COO	2017	120,000							$ 120,000
	2016	120,000			50,000				$ 170,000
	2015	110,000			9,000				$ 119,000
	2013	36,510	-	18,000	-	-	-	-	$ 54,510

Eric T. Jones	2018	70,000			-				$ 70,000
President/CEO	2017	120,000			-				$ 120,000
	2016	120,000			50,000				$ 170,000
	2015	110,000			9,000				$ 119,000
	2013	29,966	-	18,000	-	-	-	-	$ 47,966

Paul Beckman	2017	-	-	-	20,000	-	-	-	$ 20,000
Director

Larry Thackery	2018	42,000			-				$ 42,000
CFO	2017	72,000			-				$ 72,000
	2016	72,000			30,000				$ 102,000
	2015	54,000	-	-	2,400	-	-	-	$ 56,400

Doug Glaspey	2017				-				-
Director	2016				20.000				$ 20,000
	2015				5,700				$ 5,700
	2013	-	-	9,000	-	-	-	-	$ 9,000

Edward Fields	2016				20,000				$ 20,000
Director/Advisor	2015				5,700				$ 5,700
	2013	-	-	9,000	-	-	-	-	$ 9,000

Larry Kornze	2017				-				-
Director	2016				20,000				$ 20,000
	2015				4,800				$ 4,800
	2013	-	-	9,000	-	-	-	-	$ 9,000

Joseph Baird	2017				-				-
Director	2016				25,000				$ 25,000
	2015	-	-	-	9,000	-	-	-	$ 9,000
	2014	-	-	9,000	-	-	-	-	$ 9,000

Ralph Noyes	2017				-				-
Director	2016				15,000				$ 15,000
	2015	-	-	-	6,000	-	-	-	$ 6,000

James A. Sabala	2017	-	-	-	22,500	-	-		$ 22,500
Director

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

Exercise of Options:

On July 19, 2017, Paul Beckman exercised stock options representing 275,000 shares of common stock for total consideration of $28,275 which was in the form of the balance due on his note and interest expense of $20,000 and $125, respectively, and $8,150 in cash.  Additionally, Larry Thackery exercised stock options for 140,000 shares of common stock for $12,400 in cash.   The intrinsic value these options was approximately $5,000.

Long-term Incentives:

On July 17, 2011, the shareholders approved a Stock Incentive Plan (the “SIP”). The SIP was again approved by the Shareholders on January 20, 2015, and April 25, 2017. The SIP will be administered by the Compensation Committee or Board of Directors and provides for the grant of stock options, incentive stock options, stock appreciation rights, restricted stock awards, and incentive awards to eligible individuals including directors, executive officers and advisors that have furnished bona fide services to the Company not related to the sale of securities in a capital-raising transaction.

The SIP has a fixed maximum percentage of 10% of the Company’s outstanding shares that are eligible for the plan pool, whereby the number of Shares under the SIP increase automatically with increases in the total number of shares. This “Evergreen” provision permits the reloading of shares that make up the available pool for the SIP, once the options granted have been exercised. The number of shares available for issuance under the SIP automatically increases as the total number of shares outstanding increase, including those shares issued upon exercise of options granted under the SIP, which become re-available for grant subsequent to exercise of option grants. The number of shares subject to the SIP and any outstanding awards under the SIP will be adjusted appropriately by the Board of Directors if the Company’s common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the Company’s assets.

The SIP also has terms and limitations, including that the exercise price for stock options and stock appreciation rights granted under the SIP must equal the stock’s fair market value, based on the closing price per share of common stock, at the time the stock option or stock appreciation right is granted. The SIP is also subject to other limitation including; a limited exception for certain stock options assumed in corporate transactions; stock options and stock appreciation rights granted under the SIP may not be “re-priced” without shareholder approval; stock-based awards under the SIP are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death, disability or termination of employment of an employee or upon a change of control; and shareholder approval is required for certain types of amendments to the SIP.

Employment Contracts:

During 2018, there were three Company employees - Eric Jones, Jim Collord, and Larry Thackery.  They were employed per resolution of the Board and other than a monthly salary, plus normal burden, there are no other contractual understandings in the resolutions.  Each is reimbursed for the use of personal office equipment and phones, and Jim and Eric are reimbursed for health insurance and related costs up to a set maximum amount, when the Company is financially able to cover the reimbursements.

Share-Based Payments:

In March 2017 the Company granted 600,000 stock options to three Directors of the Company. The options are exercisable on or before March 31, 2022 at a price of $0.10 for 200,000 shares, and at a price of $0.09 for the remaining 400,000 shares.  The fair value of the options was determined to be $53,557 using the Black Scholes model.  The options were fully vested upon grant and recognized as compensation expense during the year ended December 31, 2017.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

The Company did not grant any stock options in the year ended December 31, 2018.

Employment Contracts and Termination of Employment or Change of Control

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation or retirement) or change of control transaction.

ITEM 12 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s common stock as of December 31, 2018, by:

•the Company’s named executive officers;

•the Company’s directors;

•all of the Company’s executive officers and directors as a group; and each person who is known to beneficially own more than 5% of the Company’s issued and outstanding shares of common stock.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Class(1)	Amount Stock Option Ownership	Percent of Stock Options
Directors and Executive Officers
E. James Collord – VP/COO/Dir	2,260,705(2)(3)	3.96%	650,000	17.52%
Eric T. Jones – President/CEO/Dir	2,330,000(2)	4.08%	650,000	17.52%
Paul Beckman - Dir	9,825,000(4)	17.19%	-	0.00%
Doug Glaspey - Dir	150,000(2)	0.26%	295,000	7.95%
Larry D. Kornze - Dir	-	-	280,000	7.55%
James A. Sabala - Dir	-	-	250,000	6.74%
Joseph H. Baird - Dir	2,000,000(2)	3.50%	400,000	10.78%
Ralph Noyes - Dir	-	-	400,000	10.78%
Larry Thackery - CFO	290,000(2)	0.51%	200,000	5.39%
All current executive officers and directors as a group	16,855,705	29.50%	3,125,000	84.23%

(1) Based on 57,645,579 shares of common stock issued and outstanding as of December 31, 2018.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord’s son, Jerritt Collord.

(4) Includes 5,000,000 shares held in P & F Development, a Private Company.

As of December 31, 2018, the number of shares of common stock that can be sold by officers, directors, principal shareholders, and others pursuant to Rule 144 was 57,645,579. As a condition to our listing on the TSX-V in 2010, our officers and directors were required to deposit their common stock totaling 4,799,239 shares, into an escrow account with Computershare Investor Services, Inc. Those escrowed shares were subject to the TSX-V’s Tier 1 escrow requirement at that time. Those requirements provide for an 18-month escrow release mechanism with 25% of the escrowed securities being released on September 24, 2010 (the date our common shares commenced trading on the TSX-V), and 25% of the escrowed securities to be released every 6 months thereafter.  As of December 31, 2018, all of the escrowed shares have been released back to the officers and directors.

Changes in Control:

The Board of Directors is aware of no circumstances which may result in a change of control of the Company.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

ITEM 13 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Management and Others:

During the year ended December 31, 2017, we had the following transactions with related parties:

On June 21, 2017, the Company originated a short-term promissory note payable to a Director of the Company, Paul Beckman. The note had a principal amount of $20,000 with simple interest calculated at 1% per month. On July 19, 2017, Mr. Beckman exercised stock options for 275,000 shares of common stock for total consideration of $28,275 which was in the form of the balance due on his note and interest expense of $20,000 and $125, respectively, and $8,150 in cash.

On October 25, 2017 the Company received $100,000 from Mr. Beckman under a convertible promissory note.  Terms of the note called for interest at 1% per month, with the entire balance of principal and interest due in full on April 24, 2018.  The convertible promissory note contained the option for the holder to convert any portion of the principal and interest into Company common stock at $0.15 per common share (a total of 666,667 shares).

On that date, the market price for the Company’s common stock was $0.17 per common share which exceeded the conversion price.   As such, the convertible note contained a beneficial conversion feature of $13,333 which was recognized as a discount on the note on the date of issuance. The discount is being amortized over the note term using the straight-line method, which approximates the effective interest method. For the year ended December 31, 2017, the Company recorded $4,445 in interest expense related to the amortization of the discount.

During December 31, 2017 and 2016, the Company recognized $23,672 and $17,723, respectively, in interest expense for these notes.   Accrued interest payable was $36,949 at December 31, 2017.

Three of the Company’s officers are deferring compensation for services.  The officers’ balances at December 31, 2017 are as follows:  Eric Jones, President and Chief Executive Officer - $350,000, Jim Collord, Vice President and Chief Operating Officer - $350,000, and Larry Thackery, Chief Financial Officer - $171,500.

The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services.  Baird had no legal expenses in 2017.  At December 31, 2017 the balance due to Baird is $181,313.

During 2017, Jim Collord and Eric Jones advanced funds to the Company for operating expenses.   On November 22, 2017, Mr. Collord’s advance of $5,035 was paid in full.  Through December 31, 2017, Mr. Jones had advanced $10,971 which is included in Accounts payable and other accrued liabilities on the consolidated balance sheet.

During the year ended December 31, 2018, we had the following transactions with related parties:

Three of the Company’s officers had been deferring compensation for services. The officer’s balances at December 31, 2018 are as follows:  Eric Jones, President and Chief Executive Officer - $420,000 (December 31, 2017 – $350,000), Jim Collord, Vice President and Chief Operating Officer - $420,000 (December 31, 2017 – $350,000), and Larry Thackery, Chief Financial Officer - $201,500 (December 31, 2017 – $171,500). On July 31, 2018 the Company stopped expensing and deferring compensation for the three Company officers in the interest of marketing the SMMI project.

The Company engages Baird Hanson LLP (“Baird”), a company owned by one of the Company’s directors, to provide legal services. During the year ended December 31, 2018, the Company incurred $65,530 in legal expense with Mr. Baird. There was no expense for the comparable periods in 2017.  At December 31, 2018 and December 31, 2017, the balance due to Baird was $241,685 and $181,313, respectively.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

On December 18, 2018 Eric Jones advanced funds to the Company for operating expenses in the amount of $10,000. The balance of Mr. Jones’ advances at December 31, 2018 was $20,971 and is included in accounts payable and other accrued liabilities on the consolidated balance sheet.

Certain Business Relationships:

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Company during the past year.

Directors’ Stock Purchases

Stock transactions for directors and officers were reported on Form 4 or Form 5 and are available on the SEC website.

Director Independence

On December 31, 2018 Douglas Glaspey, Larry Kornze, James A. Sabala, Ralph Noyes, and Paul Beckman are independent Members of the Board of Thunder Mountain Gold Inc.

ITEM 14 - PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit and Non-Audit Fees

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2018, as provided by DeCoria, Maichel and Teague, P.S. We expect that DeCoria, Maichel and Teague, P.S. will serve as our auditors for fiscal year 2019. DM-T has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2005. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors.

Year Ended	December 31, 2018	December 31, 2017
Audit fees (1)	$36,764	$39,030
Audit-related fees (2)	-	1,608
Tax fees (3)	8,240	9,895
All other fees (4)	-	40
Total Fees	$45,004	$50,573

(1)  Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s financial statements, and assistance with reviews of documents filed with the SEC.

(2)  Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)  Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.  These services include preparation of federal income tax returns.

(4)  All other fees consist of fees billed for products and services other than the services reported above.

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

The Company’s Board of Directors reviewed the audit services rendered by DeCoria, Maichel and Teague, P.S. and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use DeCoria, Maichel and Teague, P.S. for financial information system design and implementation. We do not engage DeCoria, Maichel and Teague, P.S to provide compliance outsourcing services.

PART IV

ITEM 15 – EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Documents filed as part of this report on Form 10-K or incorporated by reference:

(1) Our financial statements can be found in Item 8 of this report.

(2) Financial Statement Schedules (omitted because they are either not required, are not applicable, or the required information is disclosed in the notes to the financial statements or related notes).

(3) The following exhibits are filed with this Annual Report on Form 10-K or incorporated by reference:

EXHIBITS

Exhibit Number	Description of Exhibits
3.1*	Articles of Incorporation of Montgomery Mines Inc, October 30, 1935
3.2*	Articles of Amendment, Montgomery Mines Inc., April 12, 1948
3.3*	Articles of Amendment, Montgomery Mines Inc., February 6, 1970
3.4*	Articles of Amendment, Montgomery Mines Inc., April 10, 1978
3.5*	Articles of Amendment, Thunder Mountain Gold, August 26, 1985
3.6*	Articles of Amendment, Thunder Mountain Gold, October 17, 1985
3.7*	Articles of Incorporation, Thunder Mountain Gold Inc. (Nevada), December 11, 2007
3.8*	Bylaws, Montgomery Mines Inc.
3.9*	Bylaws, Thunder Mountain Gold Inc. (Nevada)
10.1*	Agreement and Plan of Merger, Thunder Mountain Gold (Nevada)
21.1**	Subsidiaries of the Registrant
31.1**	Certification of Chief Executive Officer of Periodic Report pursuant to Rule 13a-14(a) and Rule 15d-14(a)(Section 302 of the Sarbanes- Oxley Act of 2002).
31.2**	Certification of Chief Financial Officer of Periodic Report pursuant to Rule 13a-14(a) and Rule 15d-14(a)(Section 302 of the Sarbanes- Oxley Act of 2002).
32.1**	Certificate of Principal Executive Officer pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002).
32.2**	Certificate of Principal Financial Officer pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002).
101**

The following financial information from our Annual Report on Form 10-K for the year ended December 31, 2018 formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows, (iv) the Consolidated Statements of Changes in Stockholders’ Equity (Deficit) and (v) Notes to Financial Statements

*	Previously filed as an exhibit to Form 10-KSB, filed on April 16, 2008, SEC File No. 001-08429.
**	Filed herewith.

DOCUMENTS INCORPORATED BY REFERENCE

None

Appendix E

Thunder Mountain Gold Inc. 2018 Form 10-K

SIGNATURES

Pursuant to the requirements of Section 143 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

      /s/ Eric T. Jones

By

Eric T. Jones

President, Director and Chief Executive Officer

Date: April 1, 2019

Pursuant to the requirements of the Securities Act of 1934 this report signed below by the following person on behalf of the Registrant and in the capacities on the date indicated.

      /s/ Larry Thackery

By

Larry Thackery

Chief Financial Officer

Date: April 1, 2019